united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22865

Forethought Variable Insurance Trust

(Exact name of registrant as specified in charter)

10 West Market Street, Suite 2300, Indianapolis, Indiana 46204

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 317-223-2703

Date of fiscal year end: 12/31

Date of reporting period: 12/31/17

Item 1. Reports to Stockholders.

Annual Report

December 31, 2017

Global Atlantic Portfolios

Global Atlantic BlackRock Allocation Portfolio
Global Atlantic BlackRock Disciplined Core Portfolio
Global Atlantic BlackRock Disciplined Growth Portfolio
Global Atlantic BlackRock Disciplined International Core Portfolio
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio
Global Atlantic BlackRock Disciplined Small Cap Portfolio
Global Atlantic BlackRock Disciplined U.S. Core Portfolio
Global Atlantic BlackRock Disciplined Value Portfolio
Global Atlantic BlackRock High Yield Portfolio
Global Atlantic Goldman Sachs Core Fixed Income Portfolio
Global Atlantic Goldman Sachs Global Equity Insights Portfolio
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio

Class I and Class II shares

Each a separate series of the Forethought Variable Insurance Trust
Distributed by Northern Lights Distributors, LLC
Member FINRA

Dear Shareholders/Contract Owners:

Amidst low equity market volatility, the rally that began in 2016 continued during 2017. Equity market volatility, as measured by the Chicago Board Options Exchange S&P 500 Volatility Index, averaged only 11.10 in 2017, and even reached a 28-year intraday low of 8.56 on November 24, 2017. This compares to averages of 15.84 in 2016 and 20.39 over the past 20 years. The “risk-on” position taken by investors following the U.S. election was largely rewarded as the Trump Administration sought to roll back existing regulations and introduce significant tax reforms. These initiatives, combined with strong corporate earnings, improving economic data, and low inflation sustained the equity market rally in 2017. In contrast to 2016 however, when U.S. equity markets returns were stronger than international equity market returns, 2017 saw international equities outperform domestic equities, led by emerging markets. For much of 2017, international equities benefitted from low oil prices, a weak U.S. dollar, and low U.S. government bond yields. From a geopolitical perspective, tensions on the Korean Peninsula rose significantly in 2017 as North Korea repeatedly tested its missile capabilities. While these tests drew condemnation from many global leaders, they did not produce a meaningful negative reaction in the financial markets.

The MSCI Emerging Markets was up 37.28% during 2017, while international equities (in U.S. dollar terms), as measured by the MSCI EAFE, were up 25.03% (as compared to up 1.00% in 2016). Regionally, European equities, as measured by the Euro Stoxx 50, were up 24.27% in 2017 (as compared to up 0.70% in 2016), while the UK and Japanese equity markets, as measured by the FTSE 100 and Nikkei 225, respectively, rose 22.56% and 23.12%, respectively (as compared to down -0.11% and up 1.33% in 2016, respectively). Domestically, the S&P 500 was up 21.83% in 2017, while the S&P MidCap 400 and Russell 2000 were up 16.24% and 14.65%, respectively (as compared to up 20.74% and 21.31% in 2016, respectively).

As employment figures improved throughout the year, the U.S. Federal Reserve (the “Fed”) began unwinding its $4.5 trillion financial crisis-era balance sheet in 2017 while also raising interest rates on three occasions during the year despite low inflation. The Fed has forecast three interest rate hikes for 2018 and two additional interest hikes for 2019. From a leadership perspective, Fed Chair Janet Yellen’s term expires in February 2018, and she will be replaced, pending Senate confirmation, by Jerome Powell. Furthermore, over half of the seven seats on the Fed’s Board of Governors will need to be filled in 2018, which leaves uncertainty regarding the Fed’s direction on monetary policy.

Similar to 2016, domestic investment grade bonds, as measured by the Bloomberg Barclays US Aggregate Bond Index, trailed most equity markets in 2017, but were up 3.54% for the year. The ICE BofAML U.S. High Yield Index was up 7.48% during the 2017, while commodities were positive in 2017 with the S&P GSCI Index up 5.77%, led by gold (up 12.81%) and oil (up 6.17%). The U.S. dollar was down -9.87% in 2017 after rising 3.63% in 2016.

For asset allocation funds, these disparate returns meant that asset allocation decisions, and the timing of those decisions, were important drivers of performance in 2017. The following pages contain management’s discussion of recent Portfolio performance. Thank you for investing in the Global Atlantic Portfolios.

Sincerely,

Eric D. Todd, CFA	Cameron Jeffreys, CFA
President	Senior Vice President
Global Atlantic Investment Advisors, LLC	Global Atlantic Investment Advisors, LLC

Portfolio	Benchmark
Global Atlantic BlackRock Allocation Portfolio	S&P Target Risk Growth Index
Global Atlantic BlackRock Disciplined Core Portfolio	S&P 500® Index
Global Atlantic BlackRock Disciplined Growth Portfolio	Russell 1000® Growth Index
Global Atlantic BlackRock Disciplined International Core Portfolio	MSCI ACWI ex-USA Index
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	Russell Midcap® Growth Index
Global Atlantic BlackRock Disciplined Small Cap Portfolio	Russell 2000® Index
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	S&P 500® Index
Global Atlantic BlackRock Disciplined Value Portfolio	Russell 1000® Value Index
Global Atlantic BlackRock High Yield Portfolio	ICE BofAML U.S. High Yield Master II Index
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	Bloomberg Barclays US Aggregate Bond Index
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	MSCI World Standard Index
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	Russell 1000® Growth Index
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	Russell Midcap® Value Index

The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest directly in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

This report contains the current opinions of Global Atlantic Investment Advisors, LLC and/or sub-advisers at the time of its publication and should not be considered to be investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, a Portfolio’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed.

Index Definitions:

S&P Target Risk Growth Index. An index that increases exposure to equities, while also providing limited fixed income exposure to diversify risk.

Bloomberg Barclays US Aggregate Bond Index (“Bbg Barclays US Agg Bond”). An index weighted according to market capitalization and includes, among other categories, Treasury securities, mortgage backed securities, government agency bonds and corporate bonds. To be included in the index, bonds must be rated investment grade by Moody’s and Standard and Poor’s.

ICE BofAML High Yield Cash Pay MV USI Index (“ICE BofAML U.S. High Yield”). An index that tracks the performance of US dollar denominated, below investment grade corporate debt, currently in a coupon paying period, which is publically issued in the US domestic market.

ICE BofAML U.S. High Yield Master II Index. An unmanaged market value-weighted index comprised of over 2,300 domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities.

Chicago Board Options Exchange S&P 500 Volatility Index (“VIX”). An index that reflects a market estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of strikes.

Euro Stoxx 50 Index (“Euro Stoxx 50”). An index of 50 blue-chip stocks representing supersector leaders from 12 Eurozone countries.

FTSE 100 Index (“FTSE 100”). A share index of the 100 companies listed on the London Stock Exchange with the highest market capitalization. The index is maintained by the FTSE Group, a subsidiary of the London Stock Exchange Group. The index is unmanaged and not available for direct investment.

MSCI ACWI ex-USA Index. A free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States.

MSCI EAFE Total Return Index (“MSCI EAFE”). An index created by Morgan Stanley Capital International (MSCI) that serves as a benchmark of the performance in major international equity markets as represented by 21 major MSCI indexes from Europe, Australasia and the Far East.

MSCI Emerging Markets Total Return Index (“MSCI Emerging Markets”). An index created by MSCI that is designed to measure equity market performance in global emerging markets. The index is unmanaged and not available for direct investment. The Emerging Markets Index is a float-adjusted market capitalization index that consists of indices in 21 emerging economies: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSCI World Standard Index. An index that represents large- and mid-cap equity performance across 23 developed markets countries, covering approximately 85% of the free float-adjusted market capitalization in each. The index offers a broad global equity benchmark, without emerging markets exposure.

Nikkei 225 Index (“Nikkei 225”). A price-weighted average of the 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange.

Russell 1000® Growth Index. An unmanaged index of common stock prices that measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Total Return Index (“Russell 2000”). An index measuring the performance approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

Russell 3000 Index. An index measuring the performance of approximately 3,000 of the largest U.S. companies.

Russell Midcap® Growth Index. An unmanaged index that consists of the bottom 800 securities of the Russell 1000® Index with greater-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

Russell Midcap® Value Index. An unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

Russell 1000® Value Index. An index that measures the performance of large- and mid-capitalization value sectors of the U.S. equity market. It is a subset of the Russell 1000® Index, which measures the performance of the large-capitalization sector of the U.S. equity market.

S&P MidCap 400 Total Return Index (“S&P MidCap 400”). A capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market.

S&P 500 Total Return Index (“S&P 500”). A market capitalization weighted price index composed of 500 widely held U.S. common stocks. Frequently used as a measure of U.S. stock market performance.

S&P GSCI Total Return Index (“S&P GSCI”). A broad based, production weighted index meant to be representative of the global commodity market beta. The S&P Goldman Sachs Commodity Index (GSCI) consists of 24 commodity futures on physical commodities across five sectors; energy, agriculture, livestock, industrial metals, and precious metals.

U.S. Dollar Index. An index that indicates the general international value of the U.S. Dollar by averaging the exchange rates between the U.S. Dollar and major world currencies.

3136-NLD-1/30/2018

Table of Contents

■	Global Atlantic Portfolio Reviews	5 – 36

■	Financial Statements:

	Portfolios of Investments	37 – 145

	Statements of Assets and Liabilities	146 – 149

	Statements of Operations	150 – 153

	Statements of Changes in Net Assets	154 – 160

	Financial Highlights	161 – 185

■	Notes to Financial Statements	186 – 212

■	Report of Independent Registered Accounting Firm	213

■	Expense Examples	214 – 215

■	Supplemental Information	216 – 226

■	Privacy Notice	227 – 228

■	Proxy Voting Policy	Back Cover

■	Portfolio Holdings	Back Cover

Global Atlantic BlackRock Allocation Portfolio
Portfolio Review (Unaudited)
December 31, 2017

Investment Objective

The Portfolio seeks to provide total return.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC (“BlackRock”).

How did the Portfolio perform during the period?

The Portfolio’s inception date was November 1, 2017. For the two months ended December 31, 2017, the Class I shares of Global Atlantic BlackRock Allocation Portfolio underperformed its reference benchmark, the S&P Target Risk Growth Index. The Portfolio posted a return of 1.90% compared to a benchmark return of 2.10%, a difference of -20 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The global economy ended 2017 on a strong note with almost every major asset class advancing over the course of the year. Within equities, an overweight to U.S. large cap stocks and emerging market (“EM”) equities were the largest contributors to the Portfolio’s performance. However, the Portfolio’s overweight in currency hedged international equities detracted from performance. Within fixed income, the Portfolio benefitted from BlackRock’s preference for corporate credit over U.S. Treasuries.

How was the Portfolio positioned at period end?

At period end, the Portfolio remains overweight equities relative to fixed income, as BlackRock continues to prefer risk assets. The Portfolio remains overweight to U.S. and EM equities, as BlackRock believes that growth prospects for the U.S. and EM lead those of non-U.S. developed regions. The Portfolio is underweight duration due to BlackRock’s belief that bond yields will potentially rise further in the coming quarters.

3146-NLD-2/1/2018

Global Atlantic BlackRock Allocation Portfolio
Portfolio Review (Continued)
December 31, 2017 (Unaudited)

The Portfolio’s performance figures* for the period ended December 31, 2017 as compared to its benchmark:

Performance
Since Inception**
Global Atlantic BlackRock Allocation Portfolio
Class I	1.90%
Class II	1.80%
S&P Target Risk® Growth Index (Total Return)	2.10%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 0.50% and 0.75% for Class I and Class II shares, respectively, per the June 23, 2017 prospectus.

**	Commencement of operations is November 1, 2017.

The S&P Target Risk® Growth Index (Total Return) provides increased exposure to equities, while also using some fixed income exposure to dampen risk. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Excahnge Traded Funds - Equity Funds	65.6%
Exchange Traded Funds - Debt Funds	34.4%
Money Market Fund	0.1%
Other Assets Less Liabilities - Net	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2017.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

Global Atlantic BlackRock Disciplined Core Portfolio
Portfolio Review (Unaudited)
December 31, 2017

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC (“BlackRock”).

How did the Portfolio perform during the period?

The Portfolio’s inception date was November 1, 2017. For the two months ended December 31, 2017, the Class I shares of Global Atlantic BlackRock Disciplined Core Portfolio underperformed its reference benchmark, the S&P 500 Index. The Portfolio posted a return of 3.80% compared to a benchmark return of 4.05%, a difference of -25 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

BlackRock’s Scientific Active Equity (“SAE”) process systematically tracks and ranks the characteristics of companies in order to seek to construct a portfolio that has the best trade-off between returns, risk and costs. The SAE investment model groups the universe of securities based on an analysis of a wide range of factors, such as relative value, earnings quality, market sentiment, and thematic insights. Relative valuation insights seek to incorporate, where appropriate, asset value, sales, earnings and cash flow forecasts over short and long periods. Earnings quality measures aim to assess the sustainability of earnings and the quality of corporate management by investigating company financials as well as other company statements. Sentiment criteria seek to infer information about a company’s value from changes in analysts’ forecasts, linkages between companies, management decisions and the behavior of other market participants in equities and other securities markets. And lastly, thematic insights seek to identify and exploit commonalities among groups of stocks that are believed to drive prices but that currently appear to be less obvious to the market.

The year finished on a high note with U.S. indices rising to end December. Record-breaking earnings numbers were the primary driver of this movement, though returns were predominantly driven by cost-cutting rather than buybacks, which were more prevalent in previous periods. This strong equity market performance coupled with constructive economic data allowed the Federal Reserve (the “Fed”) to raise short-term interest rates another 0.25% and increase its growth forecast by 0.4%. Politically, the most significant news during the fourth quarter was the passing of the U.S. tax reform bill, which provided meaningful relief to corporations.

Within the Portfolio, thematic positioning was the largest detractor from performance during the period and was driven predominately by insights that examine price patterns, or correlations, of stocks within certain industries. Quality insights also detracted from returns and were weighed by signals that attempt to buy stocks that are set to increase their dividend yield or payout ratio, which had proven to bode well for stock prices from an empirical standpoint.

Conversely, sentiment indicators contributed positively to performance during the period. Those insights that contributed most included machine-learning techniques that were used to gauge positive/negative words or phrases on corporate conference calls. Value insights also contributed positively to performance during the period and were driven by signals that examine past and future price relationships between cash flows and business valuations.

3146-NLD-2/1/2018

How was the Portfolio positioned at period end?

At period end, the Portfolio is diversified across SAE’s major forecast models. Within quality related insights, the Portfolio continues to favor companies that efficiently generate cash and deploy this cash in ways that are believed to be beneficial for shareholders. These insights have performed steadily over time and across a variety of economic states. SAE’s valuation insights continue to consist of asset-based and earnings-based models that are used to determine long-run company fair values. SAE’s market sentiment-related insights seek to identify volume and trading patterns that are associated with low information content, liquidity motivated trades, and stocks that have moved below their fair value for liquidity-motivated reasons. BlackRock believes that these insights should perform particularly well as investors continue to reallocate assets between equity markets in response to shifts in investor sentiment and risk appetite. SAE’s trend-following insights exploit the lead-lag relationships between companies that are linked economically. BlackRock believes that these insights tend to perform well during periods of low market volatility. As of December 31, 2017, the portfolio is most overweight the machinery and wireless telecommunication services industries and underweight the electric utilities and diversified telecommunication services industries.

3146-NLD-2/1/2018

Global Atlantic BlackRock Disciplined Core Portfolio
Portfolio Review (Continued)
December 31, 2017 (Unaudited)

The Portfolio’s performance figures* for the period ended December 31, 2017 as compared to its benchmark:

Performance
Since Inception**
Global Atlantic BlackRock Disciplined Core Portfolio
Class I	3.80%
Class II	3.70%
S&P 500® Index (Total Return)	4.05%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 0.48% and 0.73% for Class I and Class II shares, respectively, per the June 23, 2017 prospectus.

**	Commencement of operations is November 1, 2017.

The S&P 500® Index (Total Return) is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees, and other expenses. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	98.6%
Money Market Fund	1.3%
Other Assets Less Liabilities - Net	0.1%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2017.

Global Atlantic BlackRock Disciplined Growth Portfolio
Portfolio Review (Unaudited)
December 31, 2017

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC (“BlackRock”).

How did the Portfolio perform during the period?

The Portfolio’s inception date was November 1, 2017. For the two months ended December 31, 2017, the Class I shares of Global Atlantic BlackRock Disciplined Growth Portfolio underperformed its reference benchmark, the Russell 1000 Growth Index. The Portfolio posted a return of 3.20% compared to a benchmark return of 3.88%, a difference of -68 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

BlackRock’s Scientific Active Equity (“SAE”) process systematically tracks and ranks the characteristics of companies in order to seek to construct a portfolio that has the best trade-off between returns, risk and costs. The SAE investment model groups the universe of securities based on an analysis of a wide range of factors, such as relative value, earnings quality, market sentiment, and thematic insights. Relative valuation insights seek to incorporate, where appropriate, asset value, sales, earnings and cash flow forecasts over short and long periods. Earnings quality measures aim to assess the sustainability of earnings and the quality of corporate management by investigating company financials as well as other company statements. Sentiment criteria seek to infer information about a company’s value from changes in analysts’ forecasts, linkages between companies, management decisions and the behavior of other market participants in equities and other securities markets. And lastly, thematic insights seek to identify and exploit commonalities among groups of stocks that are believed to drive prices but that currently appear to be less obvious to the market.

The year finished on a high note with U.S. indices rising to end December. Record-breaking earnings numbers were the primary driver of this movement, though returns were predominantly driven by cost-cutting rather than buybacks, which were more prevalent in previous periods. This strong equity market performance coupled with constructive economic data allowed the U.S. Federal Reserve (the “Fed”) to raise short-term interest rates another 0.25% and increase its growth forecast by 0.4%. Politically, the most significant news during the fourth quarter was the passing of the U.S. tax reform bill, which provided meaningful relief to corporations.

Within the Portfolio, thematic positioning was the largest detractor from performance during the period and was driven predominately by insights that examine price patterns, or correlations, of stocks within certain industries. From an industry perspective, this positioning tilted the Portfolio away from brick-and-mortar retail, hotels and restaurants, which subsequently rallied after a stronger-than-expected earnings season. Quality insights also detracted from returns and were weighed by signals that attempt to buy stocks that are set to increase their dividend yield or payout ratio, which had proven to bode well for stock prices from an empirical standpoint.

Conversely, sentiment indicators contributed positively to performance during the period. Those insights that contributed most included machine-learning techniques that were used to gauge positive/negative words or phrases on corporate conference calls. Value insights also contributed positively to performance during the period and were driven by signals that examine past and future price relationships between cash flows and business valuations.

3146-NLD-2/1/2018

How was the Portfolio positioned at period end?

At period end, the Portfolio is diversified across SAE’s major forecast models. Within quality related insights, the Portfolio continues to favor companies that efficiently generate cash and deploy that cash in ways that are believed to be beneficial for shareholders. These insights have performed steadily over time and across a variety of economic states. SAE’s valuation insights continue to consist of asset-based and earnings-based models that are used to determine long-run company fair values. SAE’s market sentiment-related insights seek to identify volume and trading patterns that are associated with low information content, liquidity motivated trades, and stocks that have moved below their fair value for liquidity-motivated reasons. BlackRock believes that these insights should perform particularly well as investors continue to reallocate assets between equity markets in response to shifts in investor sentiment and risk appetite. SAE’s trend-following insights exploit the lead-lag relationships between companies that are linked economically. BlackRock believes that these insights tend to perform well during periods of low market volatility. As of December 31, 2017, the portfolio is most overweight the machinery and food products industries and underweight the beverages and air freight & logistics industries.

3146-NLD-2/1/2018

Global Atlantic BlackRock Disciplined Growth Portfolio
Portfolio Review (Continued)
December 31, 2017 (Unaudited)

The Portfolio’s performance figures* for the period ended December 31, 2017 as compared to its benchmark:

Performance
Since Inception**
Global Atlantic BlackRock Disciplined Growth Portfolio
Class II	3.20%
Russell 1000® Growth Index (Total Return)	3.88%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 0.79% for Class II shares, per the June 23, 2017 prospectus.

**	Commencement of operations is November 1, 2017.

The Russell 1000® Growth Index (Total Return) is an unmanaged index of common stock prices that measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	97.8%
Money Market Fund	1.8%
Other Assets Less Liabilities - Net	0.4%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2017.

Global Atlantic BlackRock Disciplined International Core Portfolio
Portfolio Review (Unaudited)
December 31, 2017

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC (“BlackRock”).

How did the Portfolio perform during the period?

The Portfolio’s inception date was November 1, 2017. For the two months ended December 31, 2017, the Class I shares of Global Atlantic BlackRock Disciplined International Core Portfolio underperformed its reference benchmark, the MSCI ACWI ex USA Index. The Portfolio posted a return of 2.00% compared to a benchmark return of 2.60%, a difference of -60 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

BlackRock’s Scientific Active Equity (“SAE”) process systematically tracks and ranks the characteristics of companies in order to seek to construct a portfolio that has the best trade-off between returns, risk and costs. The SAE investment model groups the universe of securities based on an analysis of a wide range of factors, such as relative value, earnings quality, market sentiment, and thematic insights. Relative valuation insights seek to incorporate, where appropriate, asset value, sales, earnings and cash flow forecasts over short and long periods. Earnings quality measures aim to assess the sustainability of earnings and the quality of corporate management by investigating company financials as well as other company statements. Sentiment criteria seek to infer information about a company’s value from changes in analysts’ forecasts, linkages between companies, management decisions and the behavior of other market participants in equities and other securities markets. And lastly, thematic insights seek to identify and exploit commonalities among groups of stocks that are believed to drive prices but that currently appear to be less obvious to the market.

The Portfolio underperformed its benchmark during the period due primarily to stock selection. SAE’s fundamental signals produced mixed performance. This included the valuation insights, which struggled in November and December. In particular, short-term reversal signals of retail flow and co-integration detracted meaningfully from performance. Macro Thematic insights also detracted from performance during the period, with the impact centered on the long Tech and short Financials. Sentiment insights contributed positively to performance, particularly those techniques that were focused on gaining insights from broker notes and conference call transcripts. Among securities held, notable detractors from performance included Japanese telecommunication companies Nippon Telegraph and Telephone and NTT DoCoMo. Positive alpha scores in the Portfolio drove the overweight of these positions. However, news of Rakuten entering the wireless carrier market in December drove the price of these existing mobile carriers down.

How was the Portfolio positioned at period end?

The Portfolio’s style timing models continued to adopt a more defensive stance at the end of the year, which drove a modest reduction in the Portfolio’s overall risk. Country selection at period end was dominated by the negative stance towards European markets. Positioning in this respect continues to reflect a relatively contrarian stance and is largely underpinned by weak competitiveness and negative flow trends. BlackRock continues to believe that, in some areas, less traditional macro trends, such as business-to-business invoicing activity, are also now supporting the view that economic expectations for the region may be overly aggressive. Sector positioning continues to reflect a pro-growth vs anti-value stance. As of December 31, 2017, the portfolio was most overweight diversified financial services, hotels, restaurants, and leisure industries, and underweight the bank and automobile industries.

3146-NLD-2/1/2018

Global Atlantic BlackRock Disciplined International Core Portfolio
Portfolio Review (Continued)
December 31, 2017 (Unaudited)

The Portfolio’s performance figures* for the period ended December 31, 2017 as compared to its benchmark:

Performance
Since Inception**
Global Atlantic BlackRock Disciplined International Core Portfolio
Class I	2.00%
Class II	1.90%
MSCI ACWI ex-USA Index	2.60%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 0.69% and 0.94% for Class I and Class II shares, respectively, per the June 23, 2017 prospectus.

**	Commencement of operations is November 1, 2017.

The MSCI ACWI ex-USA Index is a free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	88.5%
Exchange Traded Funds - Equity Funds	8.9%
Money Market Fund	1.9%
Other Assets Less Liabilities - Net	0.7%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2017.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio
Portfolio Review (Unaudited)
December 31, 2017

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC (“BlackRock”).

How did the Portfolio perform during the period?

The Portfolio’s inception date was November 1, 2017. For the two months ended December 31, 2017, the Class I shares of Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio underperformed its reference benchmark, the Russell Midcap Growth Index. The Portfolio posted a return of 3.50% compared to a benchmark return of 4.23%, a difference of -73 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

BlackRock’s Scientific Active Equity (“SAE”) process systematically tracks and ranks the characteristics of companies in order to seek to construct a portfolio that has the best trade-off between returns, risk and costs. The SAE investment model groups the universe of securities based on an analysis of a wide range of factors, such as relative value, earnings quality, market sentiment, and thematic insights. Relative valuation insights seek to incorporate, where appropriate, asset value, sales, earnings and cash flow forecasts over short and long periods. Earnings quality measures aim to assess the sustainability of earnings and the quality of corporate management by investigating company financials as well as other company statements. Sentiment criteria seek to infer information about a company’s value from changes in analysts’ forecasts, linkages between companies, management decisions and the behavior of other market participants in equities and other securities markets. And lastly, thematic insights seek to identify and exploit commonalities among groups of stocks that are believed to drive prices but that currently appear to be less obvious to the market.

The year finished on a high note with U.S. indices rising to end December. Record-breaking earnings numbers were the primary driver of this movement, though returns were predominantly driven by cost-cutting rather than buybacks, which were more prevalent in previous periods. This strong equity market performance coupled with constructive economic data allowed the U.S. Federal Reserve (the “Fed”) to raise short-term interest rates another 0.25% and increase its growth forecast by 0.4%. Politically, the most significant news during the fourth quarter was the passing of the U.S. tax reform bill, which provided meaningful relief to corporations.

For the Portfolio, thematic positioning detracted from returns during the period and was driven by an insight that gauges future returns based on the movement of money into exchange-traded products, and a signal that observes price patterns and relationships between stocks.

Conversely, sentiment indicators contributed positively to performance during the period. The signals that contributed most included those that examine the valuation differences between a company’s outstanding equity and fixed income, as well as machine-learning techniques that were used to gauge positive/negative words or phrases on corporate conference calls. Value insights also contributed positively to performance during the period, driven by signals that examine past and future price relationships between cash flows and business valuations and tilts towards companies that are viewed as having constructive capital spending plans.

3146-NLD-2/1/2018

How was the Portfolio positioned at period end?

At period end, the Portfolio is diversified across SAE’s major forecast models. Within quality related insights, the Portfolio continues to favor companies that efficiently generate cash and deploy that cash in ways that are believed to be beneficial for shareholders. These insights have performed steadily over time and across a variety of economic states. SAE’s valuation insights continue to consist of asset-based and earnings-based models that are used to determine long-run company fair values. SAE’s market sentiment-related insights seek to identify volume and trading patterns that are associated with low information content, liquidity motivated trades, and stocks that have moved below their fair value for liquidity-motivated reasons. BlackRock believes that these insights should perform particularly well as investors continue to reallocate assets between equity markets in response to shifts in investor sentiment and risk appetite. SAE’s trend-following insights exploit the lead-lag relationships between companies that are linked economically. BlackRock believes that these insights tend to perform well during periods of low market volatility. As of December 31, 2017, the portfolio was overweight in the internet software & services industry and underweight the IT services and containers and packaging industries.

3146-NLD-2/1/2018

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio
Portfolio Review (Continued)
December 31, 2017 (Unaudited)

The Portfolio’s performance figures* for the period ended December 31, 2017 as compared to its benchmark:

Performance
Since Inception**
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio
Class I	3.50%
Class II	3.50%
Russell Midcap® Growth Index (Total Return)	4.23%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 0.63% and 0.88% for Class I and Class II shares, respectively, per the June 23, 2017 prospectus.

**	Commencement of operations is November 1, 2017.

The Russell Midcap® Growth Index (Total Return) is an unmanaged index that consists of the bottom 800 securities of the Russell 1000® Index with greater-than-average growth orientation as ranked by total market capitalization. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	98.5%
Money Market Fund	1.2%
Other Assets Less Liabilities - Net	0.3%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2017.

Global Atlantic BlackRock Disciplined Small Cap Portfolio
Portfolio Review (Unaudited)
December 31, 2017

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC (“BlackRock”).

How did the Portfolio perform during the period?

The Portfolio’s inception date was November 1, 2017. For the two months ended December 31, 2017, the Class I shares of Global Atlantic BlackRock Disciplined Small Cap Portfolio underperformed its reference benchmark, the Russell 2000 Index. The Portfolio posted a return of 2.20% compared to a benchmark return of 3.15%, a difference of -95 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

BlackRock’s Scientific Active Equity (“SAE”) process systematically tracks and ranks the characteristics of companies in order to seek to construct a portfolio that has the best trade-off between returns, risk and costs. The SAE investment model groups the universe of securities based on an analysis of a wide range of factors, such as relative value, earnings quality, market sentiment, and thematic insights. Relative valuation insights seek to incorporate, where appropriate, asset value, sales, earnings and cash flow forecasts over short and long periods. Earnings quality measures aim to assess the sustainability of earnings and the quality of corporate management by investigating company financials as well as other company statements. Sentiment criteria seek to infer information about a company’s value from changes in analysts’ forecasts, linkages between companies, management decisions and the behavior of other market participants in equities and other securities markets. And lastly, thematic insights seek to identify and exploit commonalities among groups of stocks that are believed to drive prices but that currently appear to be less obvious to the market.

The year finished on a high note with U.S. indices rising to end December. Record-breaking earnings numbers were the primary driver of this movement, though returns were predominantly driven by cost-cutting rather than buybacks, which were more prevalent in previous periods. This strong equity market performance coupled with constructive economic data allowed the U.S. Federal Reserve (the “Fed”) to raise short-term interest rates another 0.25% and increase its growth forecast by 0.4%. Politically, the most significant news during the fourth quarter was the passing of the U.S. tax reform bill, which provided meaningful relief to corporations.

Quality and sentiment-based insights were the most significant detractors from returns during the period. Within quality, insights that tilted the Portfolio away from more volatile names were the main detractors from performance. In contrast, quality signals that attempted to buy stocks that are set to increase their dividend yield or payout ratio contributed positively to performance during the period. Sentiment signals detracted from returns and were driven by machine-learning techniques that were used to gauge positive/negative words or phrases on corporate conference calls. Lastly, thematic positioning also detracted from returns, though the impact was marginal.

Value insights were the lone contributor to returns during the period and were driven by an insight that tilts the Portfolio towards companies that are viewed as having constructive capital spending plans.

3146-NLD-2/1/2018

How was the Portfolio positioned at period end?

At period end, the Portfolio is diversified across SAE’s major forecast models. Within quality related insights, the Portfolio continues to favor companies that efficiently generate cash and deploy that cash in ways that are believed to be beneficial for shareholders. These insights have performed steadily over time and across a variety of economic states. SAE’s valuation insights continue to consist of asset-based and earnings-based models that are used to determine long-run company fair values. SAE’s market sentiment-related insights seek to identify volume and trading patterns that are associated with low information content, liquidity motivated trades, and stocks that have moved below their fair value for liquidity-motivated reasons. BlackRock believes that these insights should perform particularly well as investors continue to reallocate assets between equity markets in response to shifts in investor sentiment and risk appetite. SAE’s trend-following insights exploit the lead-lag relationships between companies that are linked economically. BlackRock believes that these insights tend to perform well during periods of low market volatility. As of December 31, 2017, the portfolio is most overweight the machinery and electronic equipment, instruments and components industries and underweight the biotechnology and insurance industries.

3146-NLD-2/1/2018

Global Atlantic BlackRock Disciplined Small Cap Portfolio
Portfolio Review (Continued)
December 31, 2017 (Unaudited)

The Portfolio’s performance figures* for the period ended December 31, 2017 as compared to its benchmark:

Performance
Since Inception**
Global Atlantic BlackRock Disciplined Small Cap Portfolio
Class I	2.20%
Class II	2.20%
Russell 2000® Index (Total Return)	3.15%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 0.63% and 0.88% for Class I and Class II shares, respectively, per the June 23, 2017 prospectus.

**	Commencement of operations is November 1, 2017.

The Russell 2000® Index (Total Return) measures the performance of the small-capitalization sector of the U.S. equity market. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	95.8%
Limited Partnership	0.2%
Money Market Fund	3.9%
Other Assets Less Liabilities - Net	0.1%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2017.

Global Atlantic BlackRock Disciplined U.S. Core Portfolio
Portfolio Review (Unaudited)
December 31, 2017

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC (“BlackRock”).

How did the Portfolio perform during the period?

The Portfolio’s inception date was November 1, 2017. For the two months ended December 31, 2017, the Class I shares of Global Atlantic BlackRock Disciplined U.S. Core Portfolio underperformed its reference benchmark, the S&P 500 Index. The Portfolio posted a return of 4.00% compared to a benchmark return of 4.05%, a difference of -5 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

BlackRock’s Scientific Active Equity (“SAE”) process systematically tracks and ranks the characteristics of companies in order to seek to construct a portfolio that has the best trade-off between returns, risk and costs. The SAE investment model groups the universe of securities based on an analysis of a wide range of factors, such as relative value, earnings quality, market sentiment, and thematic insights. Relative valuation insights seek to incorporate, where appropriate, asset value, sales, earnings and cash flow forecasts over short and long periods. Earnings quality measures aim to assess the sustainability of earnings and the quality of corporate management by investigating company financials as well as other company statements. Sentiment criteria seek to infer information about a company’s value from changes in analysts’ forecasts, linkages between companies, management decisions and the behavior of other market participants in equities and other securities markets. And lastly, thematic insights seek to identify and exploit commonalities among groups of stocks that are believed to drive prices but that currently appear to be less obvious to the market.

The year finished on a high note with U.S. indices rising to end December. Record-breaking earnings numbers were the primary driver of this movement, though returns were predominantly driven by cost-cutting rather than buybacks, which were more prevalent in previous periods. This strong equity market performance coupled with constructive economic data allowed the U.S. Federal Reserve (the “Fed”) to raise short-term interest rates another 0.25% and increase its growth forecast by 0.4%. Politically, the most significant news during the fourth quarter was the passing of the U.S. tax reform bill, which provided meaningful relief to corporations.

Sentiment indicators contributed positively to performance during the period. The signals that contributed included those that examine the valuation differences between a company’s outstanding equity and fixed income as well as machine-learning techniques that were used to gauge positive/negative words or phrases on corporate conference calls. Value insights also contributed positively to performance during the period and were driven by signals that examine past and future price relationships between cash flows and business valuations. Quality insights were also additive, led by a signal that examines the relationship between a company’s key events (e.g., IPOs, changes in management) and its potential future returns.

Thematic positioning within the Portfolio detracted from performance during the period driven by an insight that gauges future returns based on the movement of money into exchange-traded products and a signal that observes price patterns and relationships between stocks.

3146-NLD-2/1/2018

How was the Portfolio positioned at period end?

At period end, the Portfolio is diversified across SAE’s major forecast models. Within quality related insights, the Portfolio continues to favor companies that efficiently generate cash and deploy that cash in ways that are believed to be beneficial for shareholders. These insights have performed steadily over time and across a variety of economic states. SAE’s valuation insights continue to consist of asset-based and earnings-based models that are used to determine long-run company fair values. SAE’s market sentiment-related insights seek to identify volume and trading patterns that are associated with low information content, liquidity motivated trades, and stocks that have moved below their fair value for liquidity-motivated reasons. BlackRock believes that these insights should perform particularly well as investors continue to reallocate assets between equity markets in response to shifts in investor sentiment and risk appetite. SAE’s trend-following insights exploit the lead-lag relationships between companies that are linked economically. BlackRock believes that these insights tend to perform well during periods of low market volatility. As of December 31, 2017, the portfolio is most overweight the machinery and food products industries and underweight the diversified telecommunication services and beverage industries.

3146-NLD-2/1/2018

Global Atlantic BlackRock Disciplined U.S. Core Portfolio
Portfolio Review (Continued)
December 31, 2017 (Unaudited)

The Portfolio’s performance figures* for the period ended December 31, 2017 as compared to its benchmark:

Performance
Since Inception**
Global Atlantic BlackRock Disciplined U.S. Core Portfolio
Class I	4.00%
Class II	3.90%
S&P 500® Index (Total Return)	4.05%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 0.48% and 0.73% for Class I and Class II shares, respectively, per the June 23, 2017 prospectus.

**	Commencement of operations is November 1, 2017.

The S&P 500® Index (Total Return) is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees, and other expenses. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	98.9%
Money Market Fund	1.9%
Other Assets Less Liabilities - Net	(0.8)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2017.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

Global Atlantic BlackRock Disciplined Value Portfolio
Portfolio Review (Unaudited)
December 31, 2017

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC (“BlackRock”).

How did the Portfolio perform during the period?

The Portfolio’s inception date was November 1, 2017. For the two months ended December 31, 2017, the Class I shares of Global Atlantic BlackRock Disciplined Value Portfolio outperformed its reference benchmark, the Russell 1000 Value Index. The Portfolio posted a return of 4.40% compared to a benchmark return of 4.25%, a difference of 15 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

BlackRock’s Scientific Active Equity (“SAE”) process systematically tracks and ranks the characteristics of companies in order to seek to construct a portfolio that has the best trade-off between returns, risk and costs. The SAE investment model groups the universe of securities based on an analysis of a wide range of factors, such as relative value, earnings quality, market sentiment, and thematic insights. Relative valuation insights seek to incorporate, where appropriate, asset value, sales, earnings and cash flow forecasts over short and long periods. Earnings quality measures aim to assess the sustainability of earnings and the quality of corporate management by investigating company financials as well as other company statements. Sentiment criteria seek to infer information about a company’s value from changes in analysts’ forecasts, linkages between companies, management decisions and the behavior of other market participants in equities and other securities markets. And lastly, thematic insights seek to identify and exploit commonalities among groups of stocks that are believed to drive prices but that currently appear to be less obvious to the market.

The year finished on a high note with U.S. indices rising to end December. Record-breaking earnings numbers were the primary driver of this movement, though returns were predominantly driven by cost-cutting rather than buybacks, which were more prevalent in previous periods. This strong equity market performance coupled with constructive economic data allowed the U.S. Federal Reserve (the “Fed”) to raise short-term interest rates another 0.25% and increase its growth forecast by 0.4%. Politically, the most significant news during the fourth quarter was the passing of the U.S. tax reform bill, which provided meaningful relief to corporations.

Sentiment indicators contributed positively to performance during the period. The signals that contributed most included machine-learning techniques that were used to gauge positive/negative words or phrases on corporate conference calls. Value insights also contributed positively to performance during the period and were driven by signals that examine past and future price relationships between cash flows and business valuations.

Quality insights detracted from returns and were driven by signals that attempt to buy stocks that are set to increase their dividend yield or payout ratio, which had proven to bode well for stock prices from an empirical standpoint. Thematic positioning also detracted from performance during the period, driven by an insight that gauges future returns based on the movement of money into exchange-traded products and a signal that observes price patterns and relationships between stocks.

3146-NLD-2/1/2018

How was the Portfolio positioned at period end?

At period end, the Portfolio is diversified across SAE’s major forecast models. Within quality related insights, the Portfolio continues to favor companies that efficiently generate cash and deploy that cash in ways that are believed to be beneficial for shareholders. These insights have performed steadily over time and across a variety of economic states. SAE’s valuation insights continue to consist of asset-based and earnings-based models that are used to determine long-run company fair values. SAE’s market sentiment-related insights seek to identify volume and trading patterns that are associated with low information content, liquidity motivated trades, and stocks that have moved below their fair value for liquidity-motivated reasons. BlackRock believes that these insights should perform particularly well as investors continue to reallocate assets between equity markets in response to shifts in investor sentiment and risk appetite. SAE’s trend-following insights exploit the lead-lag relationships between companies that are linked economically. BlackRock believes that these insights tend to perform well during periods of low market volatility. As of December 31, 2017, the Portfolio is most overweight the machinery and multi-utilities industries and underweight the electric utilities and diversified telecommunication services industries.

3146-NLD-2/1/2018

Global Atlantic BlackRock Disciplined Value Portfolio
Portfolio Review (Continued)
December 31, 2017 (Unaudited)

The Portfolio’s performance figures* for the period ended December 31, 2017 as compared to its benchmark:

Performance
Since Inception**
Global Atlantic BlackRock Disciplined Value Portfolio
Class I	4.40%
Class II	4.50%
Russell 1000® Value Index (Total Return)	4.25%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 0.54% and 0.79% for Class I and Class II shares, respectively, per the June 23, 2017 prospectus.

**	Commencement of operations is November 1, 2017.

The Russell 1000® Value Index (Total Return) measures the performance of large- and mid-capitalization value sectors of the U.S. equity market. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	98.4%
Money Market Fund	1.4%
Other Assets Less Liabilities - Net	0.2%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2017.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

Global Atlantic BlackRock High Yield Portfolio
Portfolio Review (Unaudited)
December 31, 2017

Investment Objective

The Portfolio seeks to provide total return.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC (“BlackRock”).

How did the Portfolio perform during the period?

The Portfolio’s inception date was November 1, 2017. For the two months ended December 31, 2017, the Class I shares of Global Atlantic BlackRock High Yield Portfolio underperformed its reference benchmark, the ICE BofAML U.S. High Yield Master II Index. The Portfolio posted a return of -0.80% compared to a benchmark return of -0.03%, a difference of -77 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

An overweight within basic materials was the largest contributor to performance, as the Portfolio was overweight metals and had positive security selection within paper. Within consumer non-cyclicals, an underweight to consumer products and an overweight to tobacco were additive. An overweight to consumer cyclicals, particularly autos, was positive for returns.

Communications, particularly an overweight to cable and an underweight to media, was the largest detractor from performance. Within energy, underweight positions in independent energy and oil field services were drags on performance as both sub-sectors outperformed the benchmark. Security selection within capital goods, especially within the sub-sectors of packaging and diversified manufacturing, was a drag on performance.

How was the Portfolio positioned at period end?

At the end of the period, the Portfolio remains overweight basic materials, technology, consumer cyclicals, and capital goods, and underweight energy, banking, communications, and consumer non-cyclicals. The Portfolio is underweight issuers rated CCC and below.

BlackRock holds a positive view on credit, driven by equity market strength, low volatility across risk assets, and supportive financial economic outlooks. BlackRock sees a likely continuation of range-bound credit markets in the U.S., with high yield suffering due to idiosyncratic risk. Looking forward, BlackRock believes that a material increase in the pricing of idiosyncratic risk in some wider spread names could incentivize investors to increase their focus on highly levered companies. BlackRock’s forecast of the 1-year ahead default rate remains at a low level of 3% (dominated by energy and deep cyclicals), in-line with the trailing 12-month default rate.

Within high yield, BlackRock believes that interest rates, central bank fiscal policies, energy and commodity prices, global growth, impacts from Brexit, U.S. presidential and congressional cooperation, rising geopolitical concerns, and idiosyncratic dispersion will continue to be the dominant themes for near-term. Near term, BlackRock believes that the speed at which the U.S. Federal Reserve will increase rates, how central banks will manage unemployment and inflation, and the impacts of a new U.S. administration are the key focal points for investors.

3146-NLD-2/1/2018

Global Atlantic BlackRock High Yield Portfolio
Portfolio Review (Continued)
December 31, 2017 (Unaudited)

The Portfolio’s performance figures* for the period ended December 31, 2017 as compared to its benchmark:

Performance
Since Inception**
Global Atlantic BlackRock High Yield Portfolio
Class I	(0.80)%
Class II	(0.80)%
ICE BofAML U.S. High Yield Master II Index	(0.06)%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 0.59% and 0.84% for Class I and Class II shares, respectively, per the June 23, 2017 prospectus.

**	Commencement of operations is November 1, 2017.

The ICE BofAML U.S. High Yield Master II Index is an unmanaged market value-weighted index comprised of over 2,300 domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Corporate Bonds and Notes	98.0%
Money Market Fund	0.5%
Other Assets Less Liabilities - Net	1.5%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2017.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio
Portfolio Review (Unaudited)
December 31, 2017

Investment Objective

The Portfolio seeks to provide total return consisting of capital appreciation and income.

Management Review

The Portfolio is sub-advised by Goldman Sachs Asset Management, L.P. (“GSAM”).

How did the Portfolio perform during the period?

The Portfolio’s inception date was November 1, 2017. For the two months ended December 31, 2017, the Class I shares of Global Atlantic Goldman Sachs Core Fixed Income Portfolio underperformed its reference benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. The Portfolio posted a return of -0.20% compared to a benchmark return of 0.34%, a difference of -54 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The Portfolio’s duration strategy contributed to returns over the period due to an underweight U.S. duration position. The Portfolio’s country relative value strategy detracted from performance, driven by a long Europe versus short UK interest rate position. Cross-sector positioning added positively to returns over the period, driven by allocations to collateralized loan obligations (“CLOs”) and exposure to government/swaps. These gains were partially offset by an underweight positon in agency mortgage-backed securities (“MBS”).

Overall, the Portfolio’s security selection strategies detracted from performance over the period due to selections of MBS within the securitized sector. Within corporate credit, selections of investment grade industrial and utility names added to returns, while credit curve positioning partially offset those gains. Selections of U.S. government debt contributed positively to performance within government/swaps.

The Portfolio’s currency and emerging market debt selection strategies did not meaningfully impact performance over the period.

How was the Portfolio positioned at period end?

At period end, the Portfolio was underweight U.S. duration. The Portfolio was long European rates versus the UK and long Canada versus Australia. The Portfolio had an underweight position in agency MBS, commercial mortgage-backed securities and corporate credit. The Portfolio was overweight asset-backed securities and CLOs.

3146-NLD-2/1/2018

Global Atlantic Goldman Sachs Core Fixed Income Portfolio
Portfolio Review (Continued)
December 31, 2017 (Unaudited)

The Portfolio’s performance figures* for the period ended December 31, 2017 as compared to its benchmark:

Performance
Since Inception**
Global Atlantic Goldman Sachs Core Fixed Income Portfolio
Class I	(0.20)%
Class II	(0.20)%
Bloomberg Barclays U.S. Aggregate Bond Index	0.34%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 0.43% and 0.68% for Class I and Class II shares, respectively, per the June 23, 2017 prospectus.

**	Commencement of operations is November 1, 2017.

The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Corporate Bonds & Notes	39.6%
U.S. Treasury Securities	25.2%
Mortgage Backed Securities	14.7%
Treasury Bills	12.5%
Asset Backed Securities	6.4%
Money Market Fund	5.9%
Municipal Bonds	0.4%
Other Assets Less Liabilities - Net	(4.7)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2017.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

Global Atlantic Goldman Sachs Global Equity Insights Portfolio
Portfolio Review (Unaudited)
December 31, 2017

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by Goldman Sachs Asset Management, L.P. (“GSAM”).

How did the Portfolio perform during the period?

The Portfolio’s inception date was November 1, 2017. For the two months ended December 31, 2017, the Class I shares of Global Atlantic Goldman Sachs Global Equity Insights Portfolio underperformed its reference benchmark, the MSCI World Standard Index. The Portfolio posted a return of 2.90% compared to a benchmark return of 3.33%, a difference of -43 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

GSAM’s Insights process uses a quantitative style of management, in combination with a qualitative overlay that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Portfolio’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including, among others, “Momentum,” “Valuation” and “Profitability.” The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Profitability theme seeks to assess whether a company is earning more than its cost of capital.

Among investment themes, Quality contributed most meaningfully to the Portfolio’s returns during the period, followed by Valuation, Profitability, Sentiment and Management. Momentum was flat during the period.

Among sectors, stock picks in the telecommunication services and Consumer Staples sectors contributed to performance, while holdings in the Information Technology and Utilities sectors detracted from returns.

At an individual stock level, overweight positions in General Mills, Inc. (0.54%) of the Portfolio) and Verizon Communications, Inc. (0.89%) were the largest positive contributors to returns. Conversely, overweight positions in PG&E Corp. (0.2%) and Peugeot SA (0.2%) were the largest detractors from performance during the period.

Within GSAM’s country selection strategy, an overweight position in Hong Kong alone contributed significantly and positively to relative returns. Conversely, the Portfolio’s overweight positions in Sweden and Norway contributed most negatively to relative returns.

How was the Portfolio positioned at period end?

GSAM’s relative positioning within sectors is driven primarily by stock views within the sector rather than explicit sector tilts. As of December 31, 2017, against the MSCI World Standard Index, the Portfolio had its largest overweight positions in the Energy and Materials sectors. Conversely, the Portfolio’s largest underweight positions were in the Financial and Utilities sectors.

At the country level, the Portfolio had its largest overweight position in Japan, followed by the U.S. Conversely, the Portfolio’s largest underweight position was in Canada, followed by the UK.

3146-NLD-2/1/2018

Global Atlantic Goldman Sachs Global Equity Insights Portfolio
Portfolio Review (Continued)
December 31, 2017 (Unaudited)

The Portfolio’s performance figures* for the period ended December 31, 2017 as compared to its benchmark:

Performance
Since Inception**
Global Atlantic Goldman Sachs Global Equity Insights Portfolio
Class I	2.90%
Class II	2.80%
MSCI World Standard Index (Net)	3.33%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 0.72% and 0.97% for Class I and Class II shares, respectively, per the June 23, 2017 prospectus.

**	Commencement of operations is November 1, 2017.

The MSCI World Standard Index (Net) represents large- and mid-cap equity performance across 23 developed markets countries, covering approximately 85% of the free float-adjusted market capitalization in each. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	99.4%
Money Market Fund *	0.0%
Other Assets Less Liabilities - Net	0.6%
100.0%

*	Amount is less than 0.05%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2017.

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio
Portfolio Review (Unaudited)
December 31, 2017

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by Goldman Sachs Asset Management, L.P. (“GSAM”).

How did the Portfolio perform during the period?

The Portfolio’s inception date was November 1, 2017. For the two months ended December 31, 2017, the Class I shares of Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio underperformed its reference benchmark, the Russell 1000 Growth Index. The Portfolio posted a return of 3.00% compared to a benchmark return of 3.88%, a difference of -88 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

GSAM’s Insights process uses a quantitative style of management, in combination with a qualitative overlay that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Portfolio’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including, among others, “Momentum,” “Valuation” and “Profitability.” The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Profitability theme seeks to assess whether a company is earning more than its cost of capital.

Among investment themes, Quality contributed most meaningfully to the Portfolio’s returns during the period, followed by Valuation, Profitability, Sentiment and Management. Conversely, Momentum detracted from performance.

Among sectors, stock picks in the Energy and Industrials sectors contributed to performance, while holdings in the Information Technology sector detracted from returns.

On an individual stock level, an overweight position in General Mills, Inc. (0.98%) and an underweight position in Nvidia Corp. (0%) were the largest positive contributors to returns. Conversely, underweight positions in Altria Group, Inc. (0.04%) and Verizon Communications, Inc. (0%) were the largest detractors from performance during the period.

How was the Portfolio positioned at period end?

GSAM’s relative positioning within sectors is driven primarily by stock views within the sector rather than explicit sector tilts. As of December 31, 2017, the Portfolio had its largest overweight positions in the Energy and Health Care sectors. Conversely, the Portfolio’s largest underweight positions were in the Industrials and Information Technology sectors.

3146-NLD-2/1/2018

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio
Portfolio Review (Continued)
December 31, 2017 (Unaudited)

The Portfolio’s performance figures* for the period ended December 31, 2017 as compared to its benchmark:

Performance
Since Inception**
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio
Class I	3.00%
Class II	2.90%
Russell 1000® Growth Index (Total Return)	3.88%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 0.46% and 0.71% for Class I and Class II shares, respectively, per the June 23, 2017 prospectus.

**	Commencement of operations is November 1, 2017.

The Russell 1000® Growth Index (Total Return) is an unmanaged index of common stock prices that measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	100.0%
Other Assets Less Liabilities - Net *	0.0%
100.0%

*	Amount is less than 0.05%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2017.

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio
Portfolio Review (Unaudited)
December 31, 2017

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by Goldman Sachs Asset Management, L.P. (“GSAM”).

How did the Portfolio perform during the period?

The Portfolio’s inception date was November 1, 2017. For the two months ended December 31, 2017, the Class I shares of Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio underperformed its reference benchmark, the Russell Midcap Value Index. The Portfolio posted a return of 4.30% compared to a benchmark return of 4.57%, a difference of -27 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

GSAM’s Insights process uses a quantitative style of management, in combination with a qualitative overlay that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Portfolio’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including, among others, “Momentum,” “Valuation” and “Profitability.” The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Profitability theme seeks to assess whether a company is earning more than its cost of capital.

Among investment themes, Quality contributed most meaningfully to the Portfolio’s returns during the period, followed by Valuation, Sentiment, Profitability and Management. Conversely, Momentum detracted from performance.

Among sectors, stock picks in the Consumer Discretionary and Financials sectors contributed to performance, while holdings in the Health Care and Information Technology sectors detracted from returns.

On an individual stock level, an overweight position in HollyFrontier Corp. (1.03%) of the Portfolio) and an underweight position in PPL Corp. (0%) were the largest contributors to returns. Conversely, overweight positions in PG&E Corp. (0.2%) and Pinnacle West Capital Corp. (0.7%) were the largest detractors from performance for the period.

How was the Portfolio positioned at period end?

GSAM’s relative positioning within sectors is driven primarily by stock views within the sector rather than explicit sector tilts. As of December 31, 2017, the Portfolio had its largest overweight positions in the Energy and Consumer Discretionary sectors. Conversely, the Portfolio’s largest underweight positions were in the Utilities and Industrials sectors.

3146-NLD-2/1/2018

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio
Portfolio Review (Continued)
December 31, 2017 (Unaudited)

The Portfolio’s performance figures* for the period ended December 31, 2017 as compared to its benchmark:

Performance
Since Inception**
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio
Class I	4.30%
Class II	4.20%
Russell Midcap® Value Index (Total Return)	4.57%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 0.64% and 0.89% for Class I and Class II shares, respectively, per the June 23, 2017 prospectus.

**	Commencement of operations is November 1, 2017.

The Russell Midcap® Value Index (Total Return) is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	99.7%
Money Market Fund	0.2%
Other Assets Less Liabilities - Net	0.1%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2017.

Global Atlantic BlackRock Allocation Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2017

Shares		Value
	EXCHANGE TRADED FUNDS - 100.0%
	DEBT FUNDS - 34.4%
13,300	iShares 20+ Year Treasury Bond ETF	$1,687,238
54,200	iShares 7-10 Year Treasury Bond ETF	5,721,894
20,200	iShares iBoxx $ Investment Grade Corporate Bond	2,455,512
113,300	iShares Intermediate Credit Bond ETF	12,373,493
29,300	iShares JP Morgan USD Emerging Markets Bond ETF	3,401,730
65,800	iShares Short Maturity Bond ETF	3,297,896
		28,937,763
	EQUITY FUNDS - 65.6%
153,100	iShares Core MSCI EAFE ETF	10,118,379
151,800	iShares Core MSCI Emerging Markets ETF	8,637,420
79,035	iShares Core S&P 500 ETF	21,248,560
22,340	iShares Core S&P Mid-Cap ETF	4,239,685
33,270	iShares Core S&P Small-Cap ETF	2,555,469
64,015	iShares Edge MSCI Min Vol USA ETF	3,378,712
24,400	iShares Edge MSCI USA Momentum Factor ETF	2,516,372
22,800	iShares S&P 500 Value ETF	2,604,672
		55,299,269

	TOTAL EXCHANGE TRADED FUNDS (Cost $83,040,635)	84,237,032

	SHORT-TERM INVESTMENT - 0.1%
	MONEY MARKET FUND - 0.1%

90,715	Fidelity investments Money Market Funds - Government Portfolio, Institutional Class to yield 1.14% (a) (Cost - $90,715)	90,715

	TOTAL INVESTMENTS - 100.1% (Cost - $83,131,350)	$84,327,747
	OTHER ASSETS LESS LIABILITIES - NET - (0.1)%	(102,422)
	TOTAL NET ASSETS - 100.0%	$84,225,325

(a)	Money market rate shown represents the rate at December 31, 2017.

ETF - Exchange Traded Fund

Forward Foreign Currency Contracts
Settlement		Currency Units to			U.S. Dollar	Unrealized
Date	Counterparty	Receive/Deliver		In Exchange For	Value	Appreciation
To Buy:
1/3/2018	Citigroup	738,398	Australian Dollar	$568,973	$577,539	$8,566
1/3/2018	Citigroup	1,087,043	British Pound	1,455,680	1,470,655	14,975
1/3/2018	Citigroup	933,014	Danish Krone	148,954	150,507	1,553
1/3/2018	Bank of America Merrill Lynch	2,223,472	Euro	2,642,531	2,670,457	27,926
1/3/2018	Bank of America Merrill Lynch	2,010,200	Hong Kong Dollar	257,127	257,165	38
1/3/2018	Citigroup	113,646	Israeli Shekel	32,597	32,740	143
1/4/2018	Bank of America Merrill Lynch	237,577,743	Japanese Yen	2,097,953	2,109,415	11,462
1/3/2018	Bank of America Merrill Lynch	34,205	New Zealand Dollar	23,979	24,326	347
1/3/2018	Bank of America Merrill Lynch	555,772	Norwegian Krone	66,434	67,955	1,521
1/3/2018	Bank of America Merrill Lynch	154,458	Singapore Dollar	114,939	115,583	644
1/3/2018	Bank of America Merrill Lynch	2,151,438	Swedish Krona	256,836	262,823	5,987
1/3/2018	Bank of America Merrill Lynch	619,917	Swiss Franc	628,004	636,284	8,280
					$8,375,449	$81,442

See accompanying notes to financial statements.

Global Atlantic BlackRock Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Forward Foreign Currency Contracts (Continued)
						Unrealized
Settlement		Currency Units to			U.S. Dollar	Appreciation
Date	Counterparty	Receive/Deliver		In Exchange For	Value	(Depreciation)
To Sell:
1/3/2018	Citigroup	514,424	Australian Dollar	390,301	$402,358	$(12,057)
1/3/2018	Citigroup	152,843	Australian Dollar	116,238	119,546	(3,308)
1/3/2018	Bank of America Merrill Lynch	71,131	Australian Dollar	53,520	55,635	(2,115)
2/2/2018	Citigroup	738,398	Australian Dollar	568,931	577,545	(8,614)
1/3/2018	Citigroup	782,886	British Pound	1,041,955	1,059,162	(17,207)
1/3/2018	Citigroup	205,111	British Pound	273,543	277,494	(3,951)
1/3/2018	Bank of America Merrill Lynch	99,046	British Pound	132,546	133,998	(1,452)
2/2/2018	Citigroup	1,087,043	British Pound	1,457,100	1,472,195	(15,095)
1/3/2018	Citigroup	673,753	Danish Krone	107,045	108,685	(1,640)
1/3/2018	Citigroup	167,698	Danish Krone	26,884	27,052	(168)
1/3/2018	Citigroup	91,563	Danish Krone	14,529	14,770	(241)
2/2/2018	Citigroup	933,014	Danish Krone	149,213	150,806	(1,593)
1/3/2018	Citigroup	1,589,488	Euro	1,878,612	1,909,023	(30,411)
1/3/2018	Bank of America Merrill Lynch	407,985	Euro	486,616	490,002	(3,386)
1/3/2018	Bank of America Merrill Lynch	225,999	Euro	266,925	271,431	(4,506)
2/2/2018	Bank of America Merrill Lynch	2,223,472	Euro	2,647,083	2,675,481	(28,398)
1/3/2018	Citigroup	1,385,328	Hong Kong Dollar	177,461	177,225	236
1/3/2018	Bank of America Merrill Lynch	463,797	Hong Kong Dollar	59,463	59,334	129
1/3/2018	Citigroup	161,075	Hong Kong Dollar	20,642	20,606	36
2/2/2018	Bank of America Merrill Lynch	2,010,200	Hong Kong Dollar	257,246	257,339	(93)
1/3/2018	Bank of America Merrill Lynch	78,421	Israeli Shekel	22,353	22,592	(239)
1/3/2018	Bank of America Merrill Lynch	35,225	Israeli Shekel	10,003	10,148	(145)
2/2/2018	Citigroup	113,646	Israeli Shekel	32,631	32,779	(148)
1/4/2018	Bank of America Merrill Lynch	166,160,503	Japanese Yen	1,491,994	1,475,313	16,681
1/4/2018	Bank of America Merrill Lynch	45,002,770	Japanese Yen	406,182	399,572	6,610
1/4/2018	Bank of America Merrill Lynch	26,414,470	Japanese Yen	233,351	234,530	(1,179)
2/2/2018	Bank of America Merrill Lynch	237,577,743	Japanese Yen	2,100,924	2,112,466	(11,542)
1/3/2018	Citigroup	23,854	New Zealand Dollar	16,346	16,965	(619)
1/3/2018	Bank of America Merrill Lynch	10,351	New Zealand Dollar	7,151	7,361	(210)
2/2/2018	Bank of America Merrill Lynch	34,205	New Zealand Dollar	23,968	24,316	(348)
1/3/2018	Citigroup	398,475	Norwegian Krone	48,731	48,722	9
1/3/2018	Citigroup	157,296	Norwegian Krone	18,795	19,233	(438)
2/2/2018	Bank of America Merrill Lynch	555,772	Norwegian Krone	66,482	68,017	(1,535)
1/3/2018	Citigroup	105,131	Singapore Dollar	77,962	78,671	(709)
1/3/2018	Citigroup	49,327	Singapore Dollar	36,496	36,912	(416)
2/2/2018	Bank of America Merrill Lynch	154,458	Singapore Dollar	114,978	115,637	(659)
1/3/2018	Citigroup	1,569,394	Swedish Krona	188,208	191,719	(3,511)
1/3/2018	Bank of America Merrill Lynch	384,326	Swedish Krona	46,413	46,950	(537)
1/3/2018	Citigroup	197,718	Swedish Krona	23,325	24,154	(829)
2/2/2018	Bank of America Merrill Lynch	2,151,438	Swedish Krona	257,265	263,330	(6,065)
1/3/2018	Bank of America Merrill Lynch	439,034	Swiss Franc	447,694	450,625	(2,931)
1/3/2018	Bank of America Merrill Lynch	125,779	Swiss Franc	128,521	129,100	(579)
1/3/2018	Bank of America Merrill Lynch	55,104	Swiss Franc	55,702	56,559	(857)
2/2/2018	Bank of America Merrill Lynch	619,917	Swiss Franc	629,291	637,714	(8,428)
					$16,763,073	$(152,458)
Net Unrealized Depreciation On Forward Foreign Currency Contracts						$(71,016)

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Core Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2017

Shares		Value
	COMMON STOCKS - 98.6%
	ADVERTISING - 0.1%
19,061	Interpublic Group of Cos, Inc.	$384,270

	AEROSPACE/DEFENSE - 2.4%
7,162	Boeing Co.	2,112,145
722	General Dynamics Corp.	146,891
5,380	Lockheed Martin Corp.	1,727,249
22,185	Raytheon Co.	4,167,452
2,484	Rockwell Collins, Inc.	336,880
		8,490,617
	AGRICULTURE - 1.2%
40,225	Altria Group, Inc.	2,872,467
21,767	Archer-Daniels-Midland Co.	872,421
4,929	Bunge Ltd.	330,637
		4,075,525
	AIRLINES - 0.4%
9,451	Alaska Air Group, Inc.	694,743
12,218	Southwest Airlines, Co.	799,668
		1,494,411
	APPAREL - 0.7%
2,482	Canada Goose Holdings, Inc. *	78,332
25,817	NIKE, Inc.	1,614,853
1,604	Ralph Lauren Corp.	166,319
17,036	Skechers U.S.A., Inc. *	644,642
1,119	VF Corp.	82,806
		2,586,952
	AUTO MANUFACTURERS - 1.1%
14,153	Honda Motor Co Ltd. - ADR	482,334
48,275	PACCAR, Inc.	3,431,387
		3,913,721
	AUTO PARTS & EQUIPMENT - 0.6%
1,549	Aptiv PLC	131,402
36,407	BorgWarner, Inc.	1,860,034
3,637	Tenneco, Inc.	212,910
		2,204,346
	BANKS - 6.8%
1,789	Banco Macro SA - ADR	207,309
220,743	Bank of America Corp.	6,516,333
2,800	Canadian Imperial Bank of Commerce	272,748
6,261	Capital One Financial Corp.	623,470
59,350	Citigroup, Inc.	4,416,234
62,580	Citizens Financial Group, Inc.	2,627,108
934	Comerica, Inc.	81,081
116,738	First Horizon National Corp.	2,333,593
22,747	First Republic Bank	1,970,800

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	BANKS (Continued) - 6.8%
4,016	Grupo Financiero Galicia SA - ADR	$264,454
30,486	JPMorgan Chase & Co.	3,260,173
2,454	Morgan Stanley	128,761
14,118	SunTrust Banks, Inc.	911,882
4,812	Wells Fargo & Co.	291,944
2,068	Western Alliance Bancorp *	117,090
		24,022,980
	BEVERAGES - 1.4%
2,885	Anheuser-Busch InBev SA - ADR	321,851
26,963	Coca-Cola European Partners PLC	1,074,476
15,474	Diageo PLC - ADR	2,259,668
17,608	Molson Coors Brewing Co.	1,445,089
		5,101,084
	BIOTECHNOLOGY - 2.1%
3,066	Alexion Pharmaceuticals, Inc. *	366,663
8,659	Amgen, Inc.	1,505,800
14,724	Celgene Corp. *	1,536,597
46,791	Gilead Sciences, Inc.	3,352,107
1,646	Regeneron Pharmaceuticals, Inc. *	618,830
		7,379,997
	BUILDING MATERIALS - 0.2%
31,686	Cemex SAB de CV - ADR *	237,645
4,272	Fortune Brands Home & Security, Inc.	292,376
		530,021
	CHEMICALS - 2.5%
27,164	Air Products & Chemicals, Inc.	4,457,069
2,724	Celanese Corp.	291,686
8,489	Eastman Chemical Co.	786,421
1,064	NewMarket Corp.	422,823
9,968	Praxair, Inc.	1,541,850
17,779	WR Grace & Co.	1,246,841
		8,746,690
	COMMERCIAL SERVICES - 0.9%
964	Automatic Data Processing, Inc.	112,971
14,959	H&R Block, Inc.	392,225
6,335	PayPal Holdings, Inc.	466,383
13,997	S&P Global, Inc.	2,371,092
		3,342,671
	COMPUTERS - 5.0%
88,254	Apple, Inc.	14,935,224
23,836	HP, Inc.	500,794
14,015	International Business Machines Corp.	2,150,181
12,769	Pure Storage, Inc. *	202,516
		17,788,715

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	COSMETICS/PERSONAL CARE - 1.3%
25,729	Colgate-Palmolive Co.	$1,941,253
20,221	Estee Lauder Cos, Inc.	2,572,920
		4,514,173
	DIVERSIFIED FINANCIAL SERVICES - 5.1%
3,737	Ally Financial, Inc.	108,971
7,916	Charles Schwab Corp.	406,645
5,337	CME Group, Inc.	779,469
1,403	Franklin Resources, Inc.	60,792
56,051	Intercontinental Exchange, Inc.	3,954,959
46,824	Invesco Ltd.	1,710,949
2,876	Legg Mason, Inc.	120,734
39,900	Mastercard, Inc.	6,039,264
5,126	Raymond James Financial, Inc.	457,752
36,906	Visa, Inc.	4,208,022
		17,847,557
	ELECTRIC - 2.0%
1,937	Black Hills Corp.	116,433
1,392	CenterPoint Energy, Inc.	39,477
85,899	CMS Energy Corp.	4,063,023
1,211	DTE Energy Co.	132,556
2,037	Pinnacle West Capital Corp.	173,512
12,663	Portland General Electric Co.	577,180
46,408	PPL Corp.	1,436,328
11,181	Westar Energy, Inc.	590,357
		7,128,866
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.2%
11,523	AMETEK, Inc.	835,072

	ELECTRONICS - 1.5%
10,307	Agilent Technologies, Inc.	690,260
6,776	Allegion PLC	539,099
5,346	Amphenol Corp.	469,379
6,831	Corning, Inc.	218,524
19,258	Honeywell International, Inc.	2,953,407
123	Mettler-Toledo International, Inc. *	76,201
3,195	SYNNEX Corp.	434,360
772	TE Connectivity Ltd.	73,371
		5,454,601
	ENVIRONMENTAL CONTROL - 0.2%
6,755	Waste Management, Inc.	582,957

	FOOD - 2.1%
14,805	Hershey Co.	1,680,516
44,862	Kellogg Co.	3,049,719
354	McCormick & Co., Inc.	36,076

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	FOOD - 2.1% (Continued)
801	Nestle SA - ADR	$68,862
27,773	Performance Food Group Co. *	919,286
2,857	Post Holdings, Inc.	226,360
15,582	Tyson Foods, Inc.	1,263,233
4,792	US Foods Holding Corp. *	153,009
		7,397,061
	GAS - 1.0%
32,952	UGI Corp.	1,547,096
28,186	Vectron Corp.	1,832,654
		3,379,750
	HAND/MACHINE TOOLS - 0.3%
6,285	Stanley Black & Decker, Inc.	1,066,502

	HEALTHCARE PRODUCTS - 2.7%
29,129	Abbott Laboratories	1,662,392
12,791	Baxter International, Inc.	826,810
7,404	Boston Scientific Corp. *	183,545
30,615	Danaher Corp.	2,841,684
11,502	Edwards Lifesciences Corp. *	1,296,390
1,136	IDEXX Laboratories, Inc. *	177,648
31,331	Medtronic PLC	2,529,978
		9,518,447
	HEALTHCARE - SERVICES - 2.2%
5,046	Aetna, Inc.	910,248
6,680	Humana, Inc.	1,657,108
22,465	UnitedHealth Group, Inc.	4,952,634
987	WellCare Health Plans, Inc. *	198,496
		7,718,486
	HOME FURNISHINGS - 0.3%
3,958	Sony Corp. - ADR	177,912
4,279	Whirlpool Corp.	721,611
		899,523
	HOUSEHOLD PRODUCTS/WARES - 0.4%
26,532	Church & Dwight Co., Inc.	1,331,110

	INSURANCE - 4.4%
18,209	Allstate Corp.	1,906,664
17,395	Athene Holding Ltd. *	899,495
22,138	Berkshire Hathaway, Inc. *	4,388,194
63,610	Hartford Financial Services Group, Inc.	3,579,971
3,375	Lincoln National Corp.	259,436
18,126	Prudential Financial, Inc.	2,084,127
46,352	Unum Group	2,544,261
		15,662,148

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	INTERNET - 7.9%
4,440	Alphabet, Inc. - Class A *	$4,677,096
4,315	Alphabet, Inc. - Class C *	4,515,216
5,221	Amazon.com, Inc. *	6,105,803
54,481	Facebook, Inc. *	9,613,717
14,019	JD.com, Inc. - ADR *	580,667
5,203	Netflix, Inc. *	998,768
4,938	Palo Alto Networks, Inc.	715,714
128	Priceline Group, Inc. *	222,431
7,209	Snap, Inc. *	105,323
20,478	Vipshop Holdings Ltd. - ADR *	240,002
1,685	Yelp, Inc. *	70,703
		27,845,440
	LEISURE - 0.6%
31,773	Carnival Corp.	2,108,774

	LODGING - 0.3%
9,007	Marriott International, Inc.	1,222,520

	MACHINERY - CONSTRUCTION & MINING - 0.4%
9,131	Caterpillar, Inc.	1,438,863

	MACHINERY - DIVERSIFIED - 1.0%
10,874	Cummins, Inc.	1,920,783
1,388	Rockwell Automation, Inc.	272,534
17,037	Xylem, Inc.	1,161,923
		3,355,240
	MEDIA - 2.9%
71,381	Comcast Corp.	2,858,809
7,606	John Wiley & Sons, Inc.	500,095
1,002	Scripps Networks Interactive, Inc.	85,551
11,872	Time Warner, Inc.	1,085,932
52,011	Walt Disney Co.	5,591,703
		10,122,090
	METAL FABRICATE/HARDWARE - 0.0%
3,014	Worthington Industries, Inc.	132,797

	MINING - 0.5%
2,211	BHP Billiton Ltd. - ADR	101,684
41,197	Newmont Mining Corp.	1,545,711
4,849	Rio Tinto PLC - ADR	256,658
		1,904,053

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	MISCELLANEOUS MANUFACTURER - 2.4%
21,937	3M Co	$5,163,312
674	Eaton Corp PLC	53,253
52,106	General Electric Co.	909,250
9,742	Illinois Tool Works, Inc.	1,625,453
2,917	Parker-Hannifin Corp.	582,175
961	Trinseo SA	69,769
		8,403,212
	OIL & GAS - 3.6%
9,608	Anadarko Petroleum Corp.	515,373
65,660	ConocoPhillips	3,604,077
18,648	Exxon Mobil Corp.	1,559,719
25,910	Marathon Oil Corp.	438,656
17,812	Marathon Petroleum Corp.	1,175,236
28,447	Occidental Petroleum Corp.	2,095,402
51,704	Petroleo Brasileiro SA - ADR *	532,034
15,424	Royal Dutch Shell PLC - ADR	1,028,935
21,141	TOTAL SA - ADR	1,168,674
4,666	Valero Energy Corp.	428,852
		12,546,958
	OIL & GAS SERVICES - 1.2%
25,525	Baker Hughes, a GE Co.	807,611
66,490	Halliburton Co.	3,249,366
		4,056,977
	PACKAGING & CONTAINERS - 0.3%
14,126	Crown Holdings, Inc. *	794,588
4,968	WestRock Co.	314,027
		1,108,615
	PHARMACEUTICALS - 6.5%
41,642	AbbVie, Inc.	4,027,198
2,472	AmerisourceBergen Corp.	226,979
57,627	Bristol-Myers Squibb Co.	3,531,383
10,032	Cardinal Health, Inc.	614,661
4,523	Eli Lilly & Co.	382,013
13,359	Express Scripts Holding Co. *	997,116
48,940	Johnson & Johnson	6,837,897
3,201	McKesson Corp.	499,196
60,374	Merck & Co, Inc.	3,397,245
690	Perrigo Co PLC	60,140
30,581	Zoetis, Inc.	2,203,055
		22,776,883
	PIPELINES - 0.8%
21,688	ONEOK, Inc.	1,159,224
53,530	Williams Cos, Inc.	1,632,130
		2,791,354

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	REAL ESTATE - 0.3%
26,529	CBRE Group, Inc. *	$1,148,971

	REAL ESTATE INVESTMENT TRUSTS - 2.4%
21,076	Alexandria Real Estate Equities, Inc.	2,752,315
17,619	National Retail Properties, Inc.	759,907
7,220	Outfront Media, Inc.	167,504
15,848	Prologis, Inc.	1,022,354
1,011	Realty Income Corp.	57,647
590	Regency Centers Corp.	40,816
17,056	Simon Property Group, Inc.	2,929,197
4,213	Ventas, Inc.	252,822
11,914	Weingarten Realty Investors	391,613
		8,374,175
	RETAIL - 5.7%
3,942	CarMax, Inc. *	252,800
2,314	Costco Wholesale Corp.	430,682
3,855	CVS Health Corp.	279,488
3,640	Dollar General Corp.	338,556
15,179	GameStop Corp.	272,463
5,429	Kohl’s Corp.	294,415
48,782	Lowe’s Cos, Inc.	4,533,799
28,482	McDonald’s Corp.	4,902,322
18,265	Penske Automotive Group, Inc.	873,980
332	PVH Corp.	45,554
13,487	Restaurant Brands International, Inc.	829,181
8,232	Ross Stores, Inc.	660,618
22,285	Target Corp.	1,454,096
6,803	Tiffany & Co.	707,172
2,721	TJX Cos, Inc.	208,048
2,588	Tractor Supply Co.	193,453
4,798	Walgreens Boots Alliance, Inc.	348,431
33,465	Wal-Mart Stores, Inc.	3,304,669
		19,929,727
	SEMICONDUCTORS - 4.0%
3,351	Analog Devices, Inc.	298,340
2,214	Broadcom Ltd.	568,777
65,963	Intel Corp.	3,044,852
6,196	KLA-Tencor Corp.	651,014
267	Lam Research Corp.	49,147
26,499	Maxim Integrated Products, Inc.	1,385,368
4,976	NVIDIA Corp.	962,856
22,438	QUALCOMM, Inc.	1,436,481
3,216	Skyworks Solutions, Inc.	305,359
52,072	Texas Instruments, Inc.	5,438,400
		14,140,594

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	SOFTWARE - 5.5%
32,040	Activision Blizzard, Inc.	$2,028,773
6,713	Adobe Systems, Inc. *	1,176,386
6,138	Electronic Arts, Inc. *	644,858
21,359	Fidelity National Information Services, Inc.	2,009,668
8,101	Intuit, Inc.	1,278,176
78,930	Microsoft Corp.	6,751,672
90,127	Oracle Corp.	4,261,205
7,665	salesforce.com, Inc. *	783,593
6,188	Synopsys, Inc. *	527,465
		19,461,796
	TELECOMMUNICATIONS - 2.0%
31,617	BCE, Inc.	1,517,932
48,288	China Mobile Ltd. - ADR	2,440,476
37,322	Cisco Systems, Inc.	1,429,433
91,158	Sprint Corp.	536,921
2,376	Telefonica Brasil SA - ADR	35,236
2,740	T-Mobile US, Inc. *	174,018
13,860	Verizon Communications, Inc.	733,610
1,949	Zayo Group Holdings, Inc. *	71,723
		6,939,349
	TOYS/GAMES/HOBBIES - 0.0% **
687	Hasbro, Inc.	62,441

	TRANSPORTATION - 1.2%
2,198	Canadian Pacific Railway Ltd.	401,706
17,175	Norfolk Southern Corp.	2,488,654
10,605	Union Pacific Corp.	1,422,131
		4,312,491

	TOTAL COMMON STOCKS (Cost - $338,645,147)	347,581,573

	SHORT-TERM INVESTMENT - 1.3%
	MONEY MARKET FUND - 1.3%
4,739,266	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 1.14% (a)(Cost - $4,739,266)	4,739,266

	TOTAL INVESTMENTS - 99.9% (Cost - $343,384,413)	$352,320,839
	OTHER ASSETS LESS LIABILITIES - NET - 0.1%	289,215
	TOTAL NET ASSETS - 100.0%	$352,610,054

*	Non-income producing security.

**	Amount is less than 0.05%

ADR - American Depository Receipt

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

PLC - Public Limited Company

REIT - Real Estate Investment Trust

(a)	Money market rate shown represents the rate at December 31, 2017.

Futures Contracts

Description	Counterparty	Contracts	Expiration Date	Notional Value	Unrealized Appreciation
LONG
S&P 500 E-mini Future	Goldman Sachs	40	Mar-18	5,352,000	$27,015

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Growth Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2017

Shares		Value
	COMMON STOCKS - 97.8%
	ADVERTISING - 0.1%
1,051	Interpublic Group of Cos, Inc.	$21,188

	AEROSPACE/DEFENSE - 3.0%
984	Boeing Co.	290,191
242	Lockheed Martin Corp.	77,694
1,124	Raytheon Co.	211,143
257	Rockwell Collins, Inc.	34,854
		613,882
	AGRICULTURE - 1.7%
4,746	Altria Group, Inc.	338,912
68	Bunge Ltd.	4,561
		343,473
	AIRLINES - 0.2%
209	Alaska Air Group, Inc.	15,364
524	Southwest Airlines, Co.	34,296
		49,660
	APPAREL -1.0%
220	Michael Kors Holdings Ltd. *	13,849
2,343	NIKE, Inc.	146,555
50	Ralph Lauren Corp.	5,185
1,065	Skechers U.S.A., Inc. *	40,300
40	VF Corp.	2,960
		208,849
	AUTO MANUFACTURERS - 1.1%
3,104	PACCAR, Inc.	220,632

	AUTO PARTS & EQUIPMENT - 1.1%
622	APTIV PLC	52,759
3,213	BorgWarner, Inc.	164,152
240	Delphi Technologies PLC *	12,575
		229,486
	BANKS - 0.5%
150	Citizens Financial Group, Inc.	6,297
994	First Republic Bank	86,120
		92,417
	BEVERAGES - 1.3%
277	Brown-Forman Corp. - Class A	18,625
290	Brown-Forman Corp. - Class B	19,914
1,524	Coca-Cola European Partners PLC	60,731
104	Constellation Brands, Inc.	23,771
313	Dr. Pepper Snapple Group, Inc.	30,380
994	Molson Coors Brewing Co.	81,577
255	Monster Beverage Corp. *	16,139
69	PepsiCo, Inc.	8,274
		259,411
	BIOTECHNOLOGY - 2.4%
100	Alexion Pharmaceuticals, Inc. *	11,959
85	Biogen, Inc. *	27,078

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Growth Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	BIOTECHNOLOGY (Continued) - 2.4%
1,375	Celgene Corp. *	$143,495
377	Exelixis, Inc. *	11,461
2,611	Gilead Sciences, Inc.	187,052
52	Incyte Corp. *	4,925
124	Regeneron Pharmaceuticals, Inc. *	46,619
381	Vertex Pharmaceuticals, Inc. *	57,097
		489,686
	BUILDING MATERIALS - 0.3%
814	Fortune Brands Home & Security, Inc.	55,710
489	Summit Materials, Inc. *	15,365
		71,075
	CHEMICALS - 2.5%
1,358	Air Products & Chemicals, Inc.	222,821
332	Celanese Corp.	35,551
137	International Flavors & Fragrances, Inc.	20,908
134	NewMarket Corp.	53,250
418	Praxair, Inc.	64,656
35	Westlake Chemical Corp.	3,729
1,482	WR Grace & Co.	103,933
		504,848
	COMMERCIAL SERVICES - 2.0%
461	Automatic Data Processing, Inc.	54,025
38	Grand Canyon Education, Inc. *	3,402
192	Green Dot Corp. *	11,570
826	H&R Block, Inc.	21,658
80	Live Nation Entertainment, Inc. *	3,406
155	ManpowerGroup, Inc.	19,547
1,634	PayPal Holdings, Inc. *	120,295
1,012	S&P Global, Inc.	171,433
400	Total System Services, Inc.	31,636
		436,972
	COMPUTERS - 8.3%
623	Accenture PLC	95,375
8,559	Apple, Inc.	1,448,440
668	EPAM Systems, Inc. *	71,763
145	HP, Inc.	3,046
391	International Business Machines Corp.	59,987
1,368	Pure Storage, Inc. *	21,696
		1,700,307
	COSMETICS/PERSONAL CARE - 0.9%
1,484	Estee Lauder Cos, Inc.	188,824

	DISTRIBUTION/WHOLESALE - 0.1%
92	Watsco, Inc.	15,644

	DIVERSIFIED FINANCIAL SERVICES - 5.3%
2,236	Intercontinental Exchange, Inc.	157,772
2,966	Mastercard, Inc.	448,934

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Growth Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	DIVERSIFIED FINANCIAL SERVICES (Continued) - 5.3%
4,221	Visa, Inc.	$481,278
		1,087,984
	ELECTRIC - 0.4%
1,389	CMS Energy Corp.	65,700
209	Portland General Electric Co.	9,526
		75,226
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.3%
718	AMETEK, Inc.	52,033

	ELECTRONICS - 2.0%
1,214	Agilent Technologies, Inc.	81,302
830	Allegion PLC	66,035
1,062	Amphenol Corp.	93,244
531	Honeywell International, Inc.	81,434
98	Mettler-Toledo International, Inc. *	60,713
189	SYNNEX Corp.	25,695
42	Waters Corp. *	8,114
		416,537
	ENTERTAINMENT - 0.2%
938	Lions Gate Entertainment Corp. - Class A *	31,714
264	Lions Gate Entertainment Corp. - Class B *	8,379
		40,093
	ENVIRONMENTAL CONTROL - 0.4%
947	Waste Management, Inc.	81,726

	FOOD - 1.9%
1,123	Hershey Co.	127,472
1,633	Kellogg Co.	111,011
2,857	Performance Food Group Co. *	94,567
553	Tyson Foods, Inc.	44,832
99	US Foods Holding Corp. *	3,161
		381,043
	GAS - 0.1%
434	Vectren Corp.	28,219

	HAND/MACHINE TOOLS - 0.3%
303	Stanley Black & Decker, Inc.	51,416

	HEALTHCARE PRODUCTS - 2.2%
63	Align Technology, Inc. *	13,998
400	Baxter International, Inc.	25,856
17	Becton Dickinson and Co.	3,586
955	Boston Scientific Corp. *	23,674
998	Bruker Corp.	34,251
1,418	Danaher Corp.	131,619
1,296	Edwards Lifesciences Corp. *	146,072
396	IDEXX Laboratories, Inc. *	61,926
369	West Pharmaceutical Services, Inc.	36,409
		477,391

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Growth Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	HEALTHCARE - SERVICES - 2.7%
151	Aetna, Inc.	$27,239
599	Humana, Inc.	148,594
1,495	UnitedHealth Group, Inc.	329,588
228	WellCare Health Plans, Inc. *	45,853
		551,274
	HOME FURNISHINGS - 0.1%
168	Whirlpool Corp.	28,332

	INSURANCE - 1.2%
898	Allstate Corp.	94,030
342	Athene Holding Ltd. *	17,685
292	Essent Group Ltd. *	12,679
738	Hartford Financial Services Group, Inc.	41,535
1,554	Unum Group	85,299
		251,228
	INTERNET - 14.2%
428	Alphabet, Inc. - Class A *	450,855
348	Alphabet, Inc. - Class C *	364,147
620	Amazon.com, Inc. *	725,071
4,925	Facebook, Inc. *	869,066
1,495	GoDaddy, Inc. *	75,169
606	Netflix, Inc. *	116,328
377	Palo Alto Networks, Inc. *	54,642
56	Priceline Group, Inc. *	97,313
745	RingCentral, Inc. *	36,058
65	TripAdvisor, Inc. *	2,240
663	Twitter, Inc. *	15,919
651	VeriSign, Inc. *	74,500
556	Yelp, Inc. *	23,330
495	Zendesk, Inc. *	16,751
		2,921,389
	LEISURE - 0.8%
2,557	Carnival Corp.	169,708

	LODGING - 0.6%
114	Choice Hotels International, Inc.	8,846
854	Extended Stay America, Inc.	16,226
728	Marriott International, Inc.	98,811
		123,883
	MACHINERY - CONSTRUCTION & MINING - 0.7%
959	Caterpillar, Inc.	151,119

	MACHINERY - DIVERSIFIED - 1.6%
414	Cummins, Inc.	73,129
565	Rockwell Automation, Inc.	110,938
73	Roper Technologies, Inc.	18,907
1,695	Xylem, Inc.	115,599
		318,573

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Growth Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	MEDIA - 3.1%
5,230	Comcast Corp.	$209,462
1,296	John Wiley & Sons, Inc.	85,212
3,085	Walt Disney Co.	331,668
		626,342
	MINING - 0.5%
2,720	Newmont Mining Corp.	102,054

	MISCELLANEOUS MANUFACTURER - 2.9%
1,674	3M Co.	394,009
1,147	Illinois Tool Works, Inc.	191,377
		585,386
	OIL & GAS - 0.5%
1,851	ConocoPhillips	101,601

	OIL & GAS SERVICES - 0.0%^
102	Halliburton Co.	4,985

	PACKAGING & CONTAINERS - 0.2%
857	Crown Holdings, Inc. *	48,206

	PHARMACEUTICALS - 4.2%
4,008	AbbVie, Inc.	387,613
253	AmerisourceBergen Corp.	23,230
3,636	Bristol-Myers Squibb Co.	222,814
111	Herbalife Ltd. *	7,517
397	Johnson & Johnson	55,469
36	McKesson Corp.	5,614
2,161	Zoetis, Inc.	155,678
		857,935
	PIPELINES - 0.1%
511	Williams Cos, Inc.	15,580

	REAL ESTATE - 0.6%
2,435	CBRE Group, Inc. *	105,460
143	Jones Lang LaSalle, Inc.	21,297
		126,757
	REAL ESTATE INVESTMENT TRUSTS - 1.6%
910	Alexandria Real Estate Equities, Inc.	118,837
78	National Retail Properties, Inc.	3,364
1,187	Outfront Media, Inc.	27,538
1,158	Prologis, Inc.	74,703
560	Simon Property Group, Inc.	96,174
181	Weingarten Realty Investors	5,949
		326,565
	RETAIL - 6.7%
192	Burlington Stores, Inc. *	23,622
486	CarMax, Inc. *	31,167
261	Costco Wholesale Corp.	48,577
320	Dollar General Corp.	29,763

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Growth Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	RETAIL (Continued) - 6.7%
183	Domino’s Pizza, Inc.	$34,580
683	Home Depot, Inc.	129,449
3,193	Lowe’s Cos, Inc.	296,757
2,555	McDonald’s Corp.	439,767
2,296	Penske Automotive Group, Inc.	109,864
538	Ross Stores, Inc.	43,175
920	Target Corp.	60,030
397	Tiffany & Co.	41,268
462	TJX Cos, Inc.	35,325
395	Tractor Supply Co.	29,526
237	Wal-Mart Stores, Inc.	23,404
31	Yum! Brands, Inc.	2,530
		1,378,804
	SEMICONDUCTORS - 4.9%
28	Analog Devices, Inc.	2,493
449	Applied Materials, Inc.	22,953
291	Broadcom Ltd.	74,758
104	Cavium, Inc. *	8,718
229	IPG Photonics Corp. *	49,036
350	KLA-Tencor Corp.	36,775
449	Lam Research Corp.	82,647
2,564	Maxim Integrated Products, Inc.	134,046
739	NVIDIA Corp.	142,997
697	Skyworks Solutions, Inc.	66,180
3,712	Texas Instruments, Inc.	387,681
		1,008,284
	SOFTWARE - 9.0%
3,252	Activision Blizzard, Inc.	205,917
764	Adobe Systems, Inc. *	133,883
463	Atlassian Corp PLC *	21,076
560	Broadridge Financial Solutions, Inc.	50,725
254	CDK Global, Inc.	18,105
759	Electronic Arts, Inc. *	79,741
1,016	Fidelity National Information Services, Inc.	95,595
473	First Data Corp. *	7,904
707	Intuit, Inc.	111,550
9,219	Microsoft Corp.	788,593
2,642	Oracle Corp.	124,914
202	salesforce.com, Inc. *	20,650
157	Splunk, Inc. *	13,006
686	Synopsys, Inc. *	58,475
378	Take-Two Interactive Software, Inc. *	41,497
920	Veeva Systems, Inc. *	50,858
381	Verint Systems, Inc. *	15,945
		1,838,434
	TELECOMMUNICATIONS - 0.5%
2,273	Sprint Corp. *	13,388
1,151	T-Mobile US, Inc. *	73,100

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Growth Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	TELECOMMUNICATIONS (Continued) - 0.5%
328	Zayo Group Holdings, Inc. *	$12,070
		98,558
	TRANSPORTATION - 1.5%
631	Expeditors International of Washington, Inc.	40,819
926	Norfolk Southern Corp.	134,177
781	Union Pacific Corp.	104,732
243	XPO Logistics, Inc. *	22,259
		301,987

	TOTAL COMMON STOCKS (Cost - $19,608,778)	20,075,006

	SHORT-TERM INVESTMENT - 1.8%
	MONEY MARKET FUND - 1.8%
372,562	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 1.14% (a)(Cost - $372,562)	372,562

	TOTAL INVESTMENTS - 99.6% (Cost - $19,981,340)	$20,447,568
	OTHER ASSETS LESS LIABILITIES - NET - 0.4%	86,586
	TOTAL NET ASSETS - 100.0%	$20,534,154

*	Non-income producing security.

^	Represents less than 0.05%

PLC - Public Limited Company

REIT - Real Estate Investment Trust

(a)	Money market rate shown represents the rate at December 31, 2017.

FUTURES CONTRACTS
					Unrealized
Description	Counterparty	Contracts	Expiration Date	Notional Value	Appreciation
LONG
S&P 500 E-mini Future	Goldman Sachs	3	Mar-18	401,400	$1,000

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2017

Shares		Value
	EXCHANGE TRADED FUNDS - 8.9%
	EQUITY FUNDS - 8.9%
51,856	iShares MSCI India ETF	$1,870,446
27,335	iShares MSCI South Korea Capped ETF	2,048,212
56,716	iShares MSCI Taiwan Capped ETF	2,053,686
10,976	iShares MSCI Turkey ETF	477,017
	TOTAL EQUITY FUNDS (Cost - $6,478,714)	6,449,361

	COMMON STOCKS - 88.5%
	ADVERTISING - 0.1%
5,160	WPP PLC	93,604

	AGRICULTURE - 0.7%
1,296	British American Tobacco PLC	87,974
30,000	China Agri-Industries Holdings Ltd.	13,125
11,200	Gudang Garam Tbk PT	69,177
6,026	Imperial Brands PLC	258,082
900	Japan Tobacco, Inc.	29,009
1,710	Swedish Match AB	67,502
		524,869
	AIRLINES - 0.6%
5,703	Deutsche Lufthansa AG	210,376
14,038	International Consolidated Airlines Group SA	121,976
19,697	Qantas Airways Ltd.	77,646
		409,998
	APPAREL - 0.9%
789	adidas AG	158,363
970	LVMH Moet Hennessy Louis Vuitton SE	285,836
467	Moncler SpA	14,625
190	Puma SE	82,819
22,500	Yue Yuen Industrial Holdings Ltd.	88,362
		630,005
	AUTO MANUFACTURERS - 2.3%
1,598	Ferrari NV	167,806
7,000	Geely Automobile Holdings Ltd.	24,267
27,000	Nissan Motor Co. Ltd.	269,281
12,744	Peugeot SA	259,462
2,700	Subaru Corp.	85,878
3,300	Suzuki Motor Corp.	191,409
2,100	Toyota Motor Corp.	134,463
28,038	Volvo AB	522,919
		1,655,485
	AUTO PARTS & EQUIPMENT - 2.5%
1,900	Aisin Seiki Co. Ltd.	106,764
1,700	Denso Corp.	102,060
2,768	Faurecia	216,480
265	Georg Fischer AG *	350,251
1,891	Hella Gmbh & Co. KGaA	117,101
12,900	JTEKT Corp.	221,699
1,854	Magna International, Inc.	105,414
700	NGK Insulators Ltd.	13,223
1,692	Rheinmetall AG	215,061
4,200	Sumitomo Electric Industries Ltd.	71,025

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Amount		Value
	AUTO PARTS & EQUIPMENT - 2.5% (Continued)
4,300	Tokai Rika Co. Ltd.	$90,542
3,200	Toyoda Gosei Co. Ltd.*	81,442
3,800	Toyota Boshoku Corp.	79,576
		1,770,638
	BANKS - 13.3%
1,494	Aareal Bank AG	67,687
8,085	ABN AMRO GROUP NV	261,158
218,000	Agricultural Bank of China Ltd.	101,508
400	Aozora Bank Ltd.	15,570
3,895	Australia & New Zealand Banking Group Ltd.	87,556
5,925	Banco Bilbao Vizcaya Argentaria SA	50,600
3,400	Banco Bradesco SA *	32,759
6,700	Banco Bradesco SA (Preference Shares) *	68,291
2,100	Banco do Brasil SA *	20,167
8,300	Banco Santander Brasil SA	79,469
24,409	Banco Santander SA *	160,591
57,000	Bank Mandiri Persero Tbk PT	33,610
376,000	Bank of China Ltd.	184,698
42,000	Bank of Communications Co. Ltd.	31,162
181	Bank of Montreal	14,531
12,437	Bank of Nova Scotia	805,211
119,400	Bank Rakyat Indonesia Persero Tbk PT	32,034
8,370	Bankia SA	40,072
2,806	Barclays Africa Group Ltd.	41,249
917	BNP Paribas SA	68,546
8,500	BOC Hong Kong Holdings Ltd.	43,058
85,000	China CITIC Bank Corp Ltd.	53,279
317,000	China Construction Bank Corp.	291,968
114,500	China Minsheng Banking Corp Ltd.	114,686
47,000	Chongqing Rural Commercial Bank Co. Ltd.	33,188
181	Credicorp Ltd.	37,545
7,858	Danske Bank	306,189
3,600	DBS Group Holdings Ltd.	66,941
6,094	DNB ASA	113,322
2,138	Erste Group Bank AG	92,693
42,875	FirstRand Ltd. *	232,903
6,100	Grupo Financiero Banorte SAB de CV	33,650
24,361	HSBC Holdings PLC	252,727
211,000	Industrial & Commercial Bank of China Ltd.	169,776
20,767	ING Groep NV	382,160
33,738	Intesa Sanpaolo SpA	112,220
24,400	Itau Unibanco Holding SA (Preference Shares) *	313,285
2,766	KBC Group NV	236,186
4,331	Macquarie Group Ltd.	337,496
47,400	Malayan Banking Bhd	114,781
8,579	Mediobanca SpA	97,454
241,200	Mizuho Financial Group, Inc.	438,078
15,377	National Australia Bank Ltd.	355,642
1,328	National Bank of Canada	66,477
8,976	Natixis SA	71,094
4,535	OTP Bank PLC	188,189
5,900	Oversea-Chinese Banking Corp. Ltd.	54,700
7,200	Public Bank Bhd	36,970

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Amount		Value
	BANKS - 13.3% (Continued)
15,000	Resona Holdings, Inc.	$89,627
5,524	Royal Bank of Canada	452,563
2,900	Senshu Ikeda Holdings, Inc. *	10,709
14,045	Skandinaviska Enskilda Banken AB	165,195
11,172	Standard Bank Group, Ltd.	176,568
16,300	Sumitomo Mitsui Financial Group, Inc.	704,380
5,500	Sumitomo Mitsui Trust Holdings, Inc.	218,389
9,499	Svenska Handelsbanken AB	130,173
37,100	Thanachart Capital PCL - NVDR	64,034
9,049	Toronto-Dominion Bank	531,912
9,140	UBS Group AG	168,262
2,292	Westpac Banking Corp.	56,201
		9,611,139
	BEVERAGES - 1.7%
28,000	Ambev SA	179,585
274	Anheuser-Busch InBev SA	30,642
788	Carlsberg A/S	94,681
4,000	China Resources Beer Holdings Co. Ltd.	14,353
18,773	Diageo PLC	692,019
1,465	Pernod Ricard SA	232,123
231	Royal Unibrew	13,852
		1,257,255
	BASE METALS - 0.1%
8,643	OZ Minerals Ltd.	61,923

	BIOTECHNOLOGY- 0.3%
1,456	CSL Ltd.	160,914
166	Genmab *	27,549
		188,463
	BUILDING MATERIALS - 0.9%
8,619	Cie de Saint-Gobain	475,879
18,923	CSR Ltd.	70,451
3,315	Norbord, Inc.	112,577
1	Sika AG	7,943
		666,850
	CHEMICALS - 3.1%
985	Arkema SA	120,112
6,350	BASF SE *	699,525
943	Covestro AG	97,417
9,800	Daicel Corp.	111,528
900	DIC Corp.	34,035
950	Evonik Industries AG	35,786
1,400	Hitachi Chemical Co. Ltd. *	35,966
600	JSR Corp.	11,814
6,198	Koninklijke DSM NV	592,949
1,727	Methanex Corp.	104,975
8,400	Mitsubishi Chemical Holdings Corp.	92,202
1,600	NITTO DEKNO Corp.	142,175
63,800	PTT Global Chemical PCL - NVDR	166,401
410	Victrex PLC	14,631
		2,259,516

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Amount		Value
	COAL - 0.1%
75,000	Bukit Asam PerseroTBK PT	$13,599
18,000	China Shenhua Energy Co. Ltd.	46,627
		60,226
	COMMERCIAL SERVICES - 0.5%
7,413	Atlantia SpA	234,288
27,324	G4S PLC	98,690
575	Randstad Holding NV	35,379
9	SGS SA	23,467
		391,824
	COMPUTERS - 1.2%
1,748	Atos SE	254,714
3,478	BlackBerry Ltd. *	38,973
543	Capgemini SE	64,480
1,480	CGI Group, Inc.	80,677
670	Check Point Software Technologies Ltd.	69,425
21,000	Fujitsu Ltd.	149,638
22,000	Lenovo Group Ltd.	12,411
883	Logitech International SA	29,811
4,516	Tieto OYJ	140,885
		841,014
	COSMETICS - 2.4%
923	Beiersdorf AG	108,506
4,428	Essity AB *	126,012
5,100	Kao Corp.	344,935
700	Pigeon Corp.	26,658
4,900	Pola Orbis Holdings, Inc.	172,033
34,551	Svenska Cellulosa AB SCA	356,798
6,902	Unilever NV (Dutch Certificate)	389,160
4,166	Unilever PLC	232,495
		1,756,597
	DISTRIBUTION/WHOLESALE - 0.6%
14,472	Inchcape PLC	153,190
24,000	Li & Fung Ltd.	13,171
1,700	Mitsubishi Corp.	46,978
12,000	Mitsui & Co. Ltd.	195,153
		408,492
	DIVERSIFIED FINANCIAL SERVICES - 1.1%
2,424	Azimut Holding SpA	46,485
39,000	Daiwa Securities Group, Inc.	244,732
1,818	Euronext NV	113,104
3,200	Hitachi Capital Corp.	80,533
3,200	Hong Kong Exchanges & Clearing Ltd.	98,162
4,900	Mitsubishi UFJ Lease & Finance Co. Ltd. *	29,187
19	Partners Group Holding AG	13,024
4,048	Schroders PLC	192,534
		817,761
	ELECTRIC - 1.8%
36,000	Datang International Power Generation Co. Ltd. *	10,638
45,934	E.ON SE	499,783
12,669	Engie SA *	218,078
8,100	Hokuriku Electric Power Co. *	65,217
3,427	RWE AG *	69,957
10,100	Shikoku Electric Power Co. Inc.	110,100
6,670	SSE PLC	119,102

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Amount		Value
	ELECTRIC - 1.8% (Continued)
24,300	Tenaga Nasional Bhd	$91,628
30,300	Tokyo Electric Power Co. Holdings, Inc. *	119,963
		1,304,466
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.2%
5,400	Casio Computer Co. Ltd.	77,704
611	Leoni AG	45,775
		123,479
	ELECTRONICS- 0.9%
5,915	Electrocomponents PLC	50,130
1,800	Hoya Corp.	89,928
6,540	Koninklijke Philips NV	247,691
1,100	Murata Manufacturing Co. Ltd.	147,643
5,400	Venture Corp. Ltd.	82,713
		618,105
	ENERGY - ALTERNATE SOURCES - 0.1%
588	Landis+Gyr Group AG *	46,823

	ENGINEERING & CONSTRUCTION - 1.8%
2,991	ACS Actividades de Construccion y Servicios SA	117,157
724	Bouygues SA	37,653
62,000	China Communications Construction Co. Ltd.	70,428
50,000	China Communications Services Corp. Ltd.	33,515
69,000	China Railway Construction Corp. Ltd.	79,969
70,000	China Railway Group Ltd.	51,757
2,972	CIMIC Group Ltd.	119,598
1,530	HOCHTIEF AG	271,174
2,894	JM AB *	66,063
1,500	Kandenko Co. Ltd. *	15,792
38,000	Metallurgical Corp. of China Ltd.	11,180
1,433	NCC AB *	27,531
12,804	Sydney Airport	70,603
2,947	Vinci SA	301,325
		1,273,745
	ENTERTAINEMENT - 0.7%
8,019	Aristocrat Leisure Ltd.	148,648
150,100	Genting Singapore PLC	147,135
2,600	Sankyo Co. Ltd.	81,820
3,300	Toho Co. Ltd.	114,394
4,367	William Hill PLC	19,022
		511,019
	FOOD- 3.6%
9,484	Associated British Foods PLC	361,792
3,261	Distribuidora Internacional de Alimentacion SA	16,850
16,500	Indofood Sukses Makmur Tbk PT	9,273
16,500	JBS SA	48,723
2,141	Jeronimo Martins SGPS SA	41,636
3,305	Koninklijke Ahold Delhaize NV	72,765
877	Magnit PJSC - GDR	23,986
5,794	Maple Leaf Foods, Inc.	165,642
1,718	Metro AG *	34,349
5,800	Minerva SA *	18,613
8,815	Nestle SA	758,027
2,500	Nichirei Corp. *	69,130
2,700	Nippon Suisan Kaisha Ltd.	14,117

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Amount		Value
	FOOD - 3.6% (Continued)
13,766	Orkla ASA	$146,507
1,200	Seven & i Holdings Co. Ltd.	49,885
10,708	SSP Group PLC	98,934
10,310	Suedzucker AG	223,835
3,101	Tate & Lyle PLC	29,490
2,754	Wesfarmers Ltd.	95,683
88,000	WH Group Ltd.	99,287
45,824	Wm Morrison Supermarkets PLC	136,313
4,823	Woolworths Ltd.	102,984
600	Yamazaki Baking Co. Ltd. *	11,702
		2,629,523
	FOOD SERVICES - 0.9%
2,176	Bid Corp. Ltd.	52,904
28,875	Compass Group PLC	624,971
		677,875
	FOREST PRODUCTS & PAPER - 0.1%
1,800	Suzano Papel E Celulose SA	10,134
1,558	UPM-Kymmene OYJ	48,474
		58,608
	GAS - 0.1%
22,531	Centrica PLC	41,847

	HAND/MACHINE TOOLS - 0.7%
200	Disco Corp.	44,510
8,643	Sandvik AB	151,695
1,098	Schindler Holding AG	252,726
8,000	Techtronic Industries Co. Ltd.	52,141
		501,072
	HEALTHCARE-PRODUCTS - 0.8%
2,179	Aspen Pharmacare Holdings Ltd.	48,843
1,624	Cochlear Ltd.	217,498
9,500	Hengan International Group Co. Ltd.	105,423
6,726	Smith & Nephew PLC	117,190
170	Straumann Holding AG	120,108
		609,062
	HEALTHCARE-SERVICES - 0.3%
2,037	Fresenius Medical Care AG & Co. KGaA	214,713

	HOLDING COMPANIES DIVERSIFIED - 0.4%
9,600	Alfa SAB de CV	10,623
6,837	Barloworld Ltd.	88,119
4,461	Remgro Ltd.	85,040
21,000	Wharf Holdings Ltd.	72,531
		256,313
	HOME BUILDERS - 0.9%
5,513	Persimmon PLC	204,192
2,300	Sekisui Chemical Co. Ltd.	46,184
9,500	Sekisui House Ltd.	171,658
73,108	Taylor Wimpey PLC	204,123
		626,157
	HOME FURNISHINGS - 0.2%
283	Electrolux AB	9,136
3,400	Sony Corp.	153,415
		162,551

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Amount		Value
	INSURANCE - 4.6%
24,800	AIA Group Ltd.	$211,444
1,427	Allianz SE	328,143
2,730	Assicurazioni Generali SpA	49,828
10,825	Aviva PLC	74,169
5,335	AXA SA	158,459
35,000	China Life Insurance Co. Ltd.	109,916
2,245	Direct Line Insurance Group PLC	11,592
370	Helvetia Holding AG	208,256
160	Intact Financial Corp.	13,407
9,100	Japan Post Holdings Co. Ltd.	104,369
30,360	Legal & General Group PLC	112,243
19,292	Manulife Financial Corp.	403,716
30,410	Medibank Pvt Ltd.	78,253
18,944	MMI Holdings Ltd.	32,134
8,200	MS&AD Insurance Group Holdings, Inc.	277,628
369	Muenchener Rueckversicherungs-Gesellschaft AG	80,088
55,699	Old Mutual PLC	170,966
64,000	People’s Insurance Co. Group of China Ltd.	31,520
18,000	PICC Property & Casualty Co. Ltd.	34,585
19,000	Ping An Insurance Group Co. of China Ltd.	197,722
523	Sampo Oyj	28,763
16,616	Sanlam Ltd.	116,768
9,107	Sun Life Financial, Inc.	377,087
2,500	Tokio Marine Holdings, Inc.	114,092
757	Topdanmark A/S *	32,732
		3,357,880
	INTERNET- 2.8%
3,872	Alibaba Group Holding Ltd. - ADR	667,649
8,548	Auto Trader Group PLC	40,795
1,119	Baidu, Inc. - ADR	262,081
2,043	JD.com, Inc.	84,621
250	SINA Corp.	25,078
17,700	Tencent Holdings Ltd.	919,269
		1,999,493
	IRON/STEEL- 0.8%
1,221	ArcelorMittal *	39,755
11,120	BlueScope Steel Ltd.	133,681
9,645	Evraz PLC	44,361
20,953	Fortescue Metals Group Ltd.	79,975
900	Kobe Steel Ltd. *	8,349
4,300	Nippon Steel & Sumitomo Metal Corp.	110,353
9,711	SSAB AB	53,255
6,600	Vale SA	80,085
		549,814
	LEISURE TIME - 0.9%
1,546	Carnival PLC	102,309
1,112	CTS Eventim AG & Co. KGaA	51,843
161,278	Thomas Cook Group PLC	268,130
9,589	TUI AG	199,762
		622,044
	LODGING - 0.1%
9,000	Galaxy Entertainment Group Ltd.	72,186
4,657	NH Hotel Group SA	33,553
		105,739

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Amount		Value
	MACHINERY-CONSTRUCTION & MINING - 0.9%
4,029	Atlas Copco AB	$174,299
57,000	Hitachi Ltd.	444,210
22,200	United Tractors Tbk PT	57,924
		676,433
	MACHINERY- DIVERSIFED - 0.7%
2,000	Amada Holdings Co. Ltd.	27,235
8,253	Smiths Group PLC	166,347
555	Bucher Industries AG	225,531
200	FANUC Corp.	48,043
2,623	OC Oerlikon Corp. AG *	44,277
		511,433
	MEDIA - 1.8%
100,300	Astro Malaysia Holdings Bhd	65,677
20,149	Mediaset Espana Comunicacion SA	226,440
1,332	Naspers Ltd.	371,303
3,661	Pearson PLC	36,450
8,120	Quebecor, Inc.	153,593
20,486	Television Francaise 1	302,206
2,106	Thomson Reuters Corp.	92,093
2,200	Tokyo Broadcasting System Holdings, Inc. *	54,956
		1,302,718
	METAL FABRICATE/HARDWARE - 0.4%
475	Aurubis AG	44,250
6,554	Bodycote PLC	80,946
6,400	NSK Ltd.	100,787
2,500	NTN Corp. *	12,406
3,903	Sims Metal Management Ltd.	48,142
		286,531
	MINING - 2.5%
5,072	Anglo American PLC	106,314
5,451	Anglo American PLC	112,551
10,987	Barrick Gold Corp.	159,419
17,744	BHP Billiton Ltd.	410,387
5,572	BHP Billiton PLC	114,759
4,499	Boliden AB	154,189
29,770	Centamin PLC	63,750
1,211	Detour Gold Corp. *	14,285
32,000	Jiangxi Copper Co. Ltd.	50,759
166	Norsk Hydro ASA	1,265
10,836	Regis Resources Ltd.	36,444
2,186	Rio Tinto Ltd.	129,618
5,275	Rio Tinto PLC	281,292
4,577	South32 Ltd.	12,494
686	Southern Copper Corp.	32,551
3,364	Teck Resources Ltd.	88,251
		1,768,328
	MISCELLANEOUS MANUFACTURING - 0.2%
3,800	FUJIFILM Holdings Corp.	155,340
600	Nikon Corp.	12,091
		167,431
	OFFICE/BUSINESS EQUIPMENT - 0.6%
11,700	Canon, Inc.	436,218

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Amount		Value
	OIL & GAS - 6.4%
114,433	Beach Energy Ltd.	$111,432
33,632	BP PLC	237,806
8,157	Caltex Australia Ltd.	217,239
2,258	Canadian Natural Resources Ltd.	80,952
214,000	China Petroleum & Chemical Corp.	156,860
166,000	CNOOC Ltd.	238,256
1,559	DCC PLC	157,432
42,750	Ecopetrol SA	31,513
8,879	Enerplus Corp.	87,235
20,125	Eni SpA	333,492
1,952	Galp Energia SGPS SA	35,921
6,774	Husky Energy, Inc. *	95,964
2,011	Neste Oyj	128,830
97	Novatek PJSC - GDR	11,659
26,390	Oil Search Ltd.	160,793
4,502	OMV AG	285,599
7,200	PTT PCL - NVDR	97,208
11,900	PTT Exploration & Production PCL - NVDR	36,514
1,995	Parex Resources, Inc.	28,915
166,000	PetroChina Co. Ltd.	115,731
6,400	Petroleo Brasileiro SA	32,607
4,500	Petroleo Brasileiro SA (Preference Shares)	21,835
19,244	Repsol SA	340,731
11,229	Royal Dutch Shell PLC	376,713
8,649	Royal Dutch Shell PLC	293,493
16,190	Statoil ASA	346,786
13,245	Suncor Energy, Inc.	487,854
8,200	Thai Oil PCL - GDR	26,042
600	Total SA	33,175
1,100	Ultrapar Participacoes SA *	24,848
		4,633,435
	PHARMACEUTICALS - 4.9%
1,903	Amplifon SpA	29,341
19,200	Astellas Pharma, Inc.	244,921
575	AstraZeneca PLC	39,833
1,609	Bayer AG	200,937
23,633	GlaxoSmithKline PLC	422,797
851	Grifols SA	24,959
3,500	Hypermarcas SA	38,117
2,207	Indivior PLC *	12,187
101	Ipsen SA	12,076
400	Kissei Pharmaceutical Co. Ltd.	11,345
2,700	Medipal Holdings Corp. *	52,897
2,356	Novartis AG	199,214
3,230	Novo Nordisk AS	174,252
4,289	Roche Holding AG	1,084,904
2,561	Sanofi	220,957
3,000	Shionogi & Co. Ltd.	162,370
3,094	Shire PLC	163,231
6,100	Sumitomo Dainippon Pharma Co. Ltd.	90,647
3,115	Teva Pharmaceutical Industries Ltd. - ADR	59,029
3,991	UCB SA	317,161
		3,561,175

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Amount		Value
	PRIVATE EQUITY- 0.2%
705	Brookfield Asset Management, Inc.	$30,789
12,000	Wharf Real Estate Investment Co., Ltd.	79,823
		110,612
	REAL ESTATE - 1.9%
105,600	CapitaLand Ltd.	278,934
26,000	China Overseas Land & Investment Ltd.	83,648
10,500	CK Asset Holdings Ltd.	91,739
1,700	Daito Trust Construction Co. Ltd.	346,715
5,000	Hang Lung Properties Ltd.	12,216
16,200	Hongkong Land Holdings Ltd.	114,048
28,000	Shanghai Industrial Holdings Ltd.	80,232
13,000	Sun Hung Kai Properties Ltd.	216,852
40,000	Swire Properties Ltd.	128,945
		1,353,329
	REAL ESTATE INVESTMENT TRUSTS - 1.2%
55,300	Ascendas Real Estate Investment Trust	112,553
166,500	CapitaLand Mall Trust *	265,373
42,659	GPT Group (The)	170,499
6,884	Klepierre SA	303,084
3,940	Stockland *	13,806
89	Unibail-Rodamco SE	22,443
		887,758
	RETAIL - 1.3%
54,000	Astra International Tbk PT	33,035
65,800	Chow Tai Fook Jewellery Group Ltd.	69,021
115	Cie Financiere Richemont SA	10,420
973	Dollarama, Inc.	121,960
200	Fast Retailing Co. Ltd.	79,734
683	Kering	322,318
500	Lawson, Inc.	33,245
8,500	Lifestyle International Holdings, Ltd.	11,287
57,700	Matahari Department Store Tbk PT	42,528
756	Ceconomy AG	11,443
17,390	Steinhoff International Holdings NV *	6,532
3,000	Takashimaya Co. Ltd.	31,585
52,800	Wal-Mart de Mexico SAB de CV	130,128
3,331	Woolworths Holdings Ltd.	17,573
		920,809
	SEMICONDUCTORS - 1.2%
700	ASM Pacific Technology Ltd.	9,751
1,054	ASML Holding NV	183,708
1,235	BE Semiconductor Industries NV	103,676
1,468	Dialog Semiconductor PLC *	45,744
179	Siltronic AG *	26,073
9,229	STMicroelectronics NV	201,751
1,300	Tokyo Electron Ltd.	235,419
1,300	Ulvac, Inc. *	81,935
		888,057
	SOFTWARE - 1.6%
2,200	Amadeus IT Group SA	158,796
11,800	Gree, Inc.	74,162
1,300	Konami Holdings Corp.	71,549
372	NetEase, Inc. - ADR	128,366

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Amount		Value
	SOFTWARE - 1.6% (Continued)
5,500	Nihon Unisys Ltd. *	$114,541
5,598	SAP SE	628,179
91	Temenos Group AG	11,673
		1,187,266
	TELECOMMUNICATIONS - 4.5%
36,800	America Movil SAB de CV	31,862
28,500	China Mobile Ltd.	288,926
196,000	China Telecom Corp. Ltd.	93,270
1,906	Deutsche Telekom AG	33,862
5,500	KDDI Corp.	136,926
46,817	Koninklijke KPN NV	163,482
9,800	Nippon Telegraph & Telephone Corp.	461,161
24,800	NTT Docomo, Inc.	585,822
15,482	Orange SA	269,102
3,468	Rogers Communications, Inc.	177,282
24,564	Telefonica SA	239,659
5,205	Telenor ASA	111,935
86,825	Telstra Corp, Ltd.	246,514
4,800	TIM Participacoes SA	18,964
2,353	Vodacom Group Ltd.	27,689
116,667	Vodafone Group PLC	370,880
		3,257,336
	TOYS/GAMES/HOBBIES - 0.2%
300	Nintendo Co. Ltd.	109,694

	TRANSPORTATION - 2.5%
3,701	bpost SA	112,815
1,773	Canadian National Railway Co.	146,671
741	Canadian Pacific Railway Ltd.	135,822
200	Central Japan Railway Co.	35,828
9,256	Deutsche Post AG	441,806
3,200	East Japan Railway Co.	312,330
3,500	Mitsubishi Logistics Corp. *	90,879
2,100	Nippon Express Co. Ltd.	139,627
2,804	Royal Mail PLC	17,164
60,000	Sinotrans Ltd.	29,396
5,100	West Japan Railway Co.	372,461
		1,834,799
	WATER - 0.4%
2,513	Severn Trent PLC	73,496
7,375	Veolia Environnement SA	188,410
		261,906

	TOTAL COMMON STOCK - (Cost -$62,278,962)	63,851,255

	SHORT-TERM INVESTMENT - 1.9%
	MONEY MARKET FUND - 1.9%
1,395,069	Fidelity Investments Money Market - Government Portfolio, Institutional Class to yield 0.81% (a)	1,395,069
	TOTAL SHORT-TERM INVESTMENT - (Cost -$1,395,069)	1,395,069

	TOTAL INVESTMENTS - 99.3% (Cost - $70,152,745)	$71,695,685
	OTHER ASSETS LESS LIABILITIES - NET - 0.7%	472,215
	TOTAL NET ASSETS - 100.0%	$72,167,900

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

ADR	- American Depositary Receipt

ETF	- Exchange Traded Fund

GDR	- Global Depositary Receipt

NVDR	- Non-voting Depositary Receipt

*	Non-income producing security.

(a)	Money market rate shown represents the rate at December 31, 2017.

Futures Contracts
					Unrealized
					Appreciation/
Description	Counterparty	Contracts	Expiration Date	Notional Value	(Depreciation)
LONG
MSCI Emerging Market Index	Goldman Sachs	5	Mar-18	290,925	$12,860
Nikkei Index (JPY)	Goldman Sachs	4	Mar-18	403,018	(768)
S&P/TSX 60 Index	Goldman Sachs	1	Mar-18	152,823	370
Euro Stoxx 50 Index	Goldman Sachs	13	Mar-18	545,272	(12,165)
SPI 200 Index	Goldman Sachs	1	Mar-18	117,714	(274)
FTSE 100 Index	Goldman Sachs	2	Mar-18	206,646	5,611
					$5,634

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2017

Shares		Value
	COMMON STOCKS - 98.5%
	ADVERTISING - 0.8%
20,555	Interpublic Group of Cos, Inc.	$414,389
6,171	Omnicom Group, Inc.	449,434
		863,823
	AEROSPACE/DEFENSE - 1.3%
641	HEICO Corp.	60,478
3,220	HEICO Corp. - Class A	254,541
1,744	Raytheon Co.	327,610
5,752	Rockwell Collins, Inc.	780,087
		1,422,716
	AIRLINES - 0.5%
6,959	Alaska Air Group, Inc.	511,556

	APPAREL - 1.3%
1,012	Carter’s, Inc.	118,900
14,656	Hanesbrands, Inc.	306,457
1,573	Michael Kors Holdings Ltd. *	99,020
8,330	Skechers U.S.A., Inc. *	315,207
8,215	VF Corp.	607,910
		1,447,494
	AUTO MANUFACTURERS - 0.6%
9,274	PACCAR, Inc.	659,196

	AUTO PARTS & EQUIPMENT - 2.1%
10,374	Aptiv PLC	880,026
11,594	BorgWarner, Inc.	592,337
6,167	Delphi Technologies PLC *	323,582
789	Lear Corp.	139,385
2,954	Tenneco, Inc.	172,927
1,850	WABCO Holdings, Inc. *	265,476
		2,373,733
	BANKS - 1.6%
18,642	First Horizon National Corp.	372,654
9,968	First Republic Bank	863,628
7,232	Western Alliance Bancorp *	409,475
2,156	Wintrust Financial Corp.	177,590
		1,823,347
	BEVERAGES - 0.9%
386	Brown-Forman Corp. - Class A	25,955
5,288	Brown-Forman Corp. - Class B	363,127
1,822	Coca-Cola European Partners PLC	72,607
4,513	Dr. Pepper Snapple Group, Inc.	438,032
763	Molson Coors Brewing Co.	62,618
		962,339
	BIOTECHNOLOGY - 2.7%
423	Alexion Pharmaceuticals, Inc. *	50,587
753	Alnylam Pharmaceuticals, Inc. *	95,669
3,703	BioMarin Pharmaceutical, Inc. *	330,197
3,297	Bioverativ, Inc. *	177,774

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	BIOTECHNOLOGY (Continued) - 2.7%
328	Celgene Corp. *	$34,230
259	Charles River Laboratories International, Inc. *	28,348
12,168	Exelixis, Inc. *	369,907
2,620	Gilead Sciences, Inc.	187,697
2,934	Illumina, Inc. *	641,050
6,901	Incyte Corp. *	653,594
2,967	Ionis Pharmaceuticals, Inc. *	149,240
322	Regeneron Pharmaceuticals, Inc. *	121,057
3,506	Seattle Genetics, Inc. *	187,571
		3,026,921
	BUILDING MATERIALS - 1.8%
1,509	Armstrong World Industries, Inc. *	91,370
15,089	Fortune Brands Home & Security, Inc.	1,032,691
1,289	JELD-WEN Holding, Inc. *	50,748
2,590	Masco Corp.	113,805
15,598	Summit Materials, Inc. *	490,401
1,602	Vulcan Materials Co.	205,649
		1,984,664
	CHEMICALS - 3.2%
3,733	Air Products & Chemicals, Inc.	612,511
5,466	Celanese Corp.	585,299
5,584	Chemours Co.	279,535
3,087	International Flavors & Fragrances, Inc.	471,107
1,319	NewMarket Corp.	524,157
12,557	Platform Specialty Products Corp. *	124,565
4,028	Univar, Inc. *	124,707
1,491	Versum Materials, Inc.	56,434
1,129	Westlake Chemical Corp.	120,272
9,487	WR Grace & Co.	665,325
		3,563,912
	COAL - 0.0%^
682	Peabody Energy Corp. *	26,850

	COMMERCIAL SERVICES - 6.1%
6,271	Booz Allen Hamilton Holding Corp.	239,113
733	Brink’s Co.	57,687
1,141	CoStar Group, Inc. *	338,820
1,908	Deluxe Corp.	146,611
3,211	Euronet Worldwide, Inc. *	270,591
3,330	FleetCor Technologies, Inc. *	640,792
2,109	Green Dot Corp. *	127,088
8,031	H&R Block, Inc.	210,573
7,390	KAR Auction Services, Inc.	373,269
5,547	Live Nation Entertainment, Inc. *	236,136
1,172	ManpowerGroup, Inc.	147,801
732	MarketAxess Holdings, Inc.	147,681
3,150	Moody’s Corp.	464,972
2,198	PayPal Holdings, Inc. *	161,817
6,230	Robert Half International, Inc.	346,014

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	COMMERCIAL SERVICES (Continued) - 6.1%
849	S&P Global, Inc.	$143,821
3,990	ServiceMaster Global Holdings, Inc. *	204,567
10,945	Square, Inc. *	379,463
10,691	Total System Services, Inc.	845,551
7,479	TransUnion *	411,046
2,741	United Rentals, Inc. *	471,205
4,355	Vantiv, Inc. *	320,310
3,376	Western Union Co.	64,178
		6,749,106
	COMPUTERS - 1.9%
3,559	Dell Technologies, Inc. - Class V *	289,276
7,932	DXC Technology Co.	752,747
2,757	EPAM Systems, Inc. *	296,185
6,857	Fortinet, Inc. *	299,582
6,368	NetApp, Inc.	352,278
8,645	Pure Storage, Inc. *	137,110
376	Western Digital Corp.	29,902
		2,157,080
	COSMETICS/PERSONAL CARE - 0.2%
1,630	Estee Lauder Cos, Inc.	207,401

	DISTRIBUTION/WHOLESALE - 1.4%
9,324	Fastenal Co.	509,930
7,000	HD Supply Holdings, Inc. *	280,210
1,073	Pool Corp.	139,114
2,692	Watsco, Inc.	457,748
877	WW Grainger, Inc.	207,191
		1,594,193
	DIVERSIFIED FINANCIAL SERVICES - 3.4%
2,104	Ameriprise Financial, Inc.	356,565
4,942	Eaton Vance Corp.	278,679
1,314	FNF Group	51,561
4,513	Intercontinental Exchange, Inc.	318,437
10,221	Invesco Ltd.	373,475
1,506	Legg Mason, Inc.	63,222
6,965	Mastercard, Inc.	1,054,222
4,818	Raymond James Financial, Inc.	430,247
5,154	SEI Investments Co.	370,366
8,359	TD Ameritrade Holding Corp.	427,398
785	WageWorks, Inc. *	48,670
		3,772,842
	ELECTRIC - 0.1%
2,219	CMS Energy Corp.	104,959

	ELECTRICAL COMPONENTS & EQUIPMENT- 0.7%
7,323	AMETEK, Inc.	530,698
266	Hubbell, Inc.	36,000
622	Littelfuse, Inc.	123,044

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	ELECTRICAL COMPONENTS & EQUIPMENT (Continued) - 0.7%
208	Universal Display Corp.	$35,911
		725,653
	ELECTRONICS - 5.1%
9,432	Agilent Technologies, Inc.	631,661
8,154	Allegion PLC	648,732
15,161	Amphenol Corp.	1,331,136
370	Coherent, Inc. *	104,421
4,925	Fortive Corp.	356,324
1,495	Mettler-Toledo International, Inc. *	926,182
5,127	National Instruments Corp.	213,437
3,870	PerkinElmer, Inc.	282,974
4,268	Sensata Technologies Holding NV *	218,137
2,489	SYNNEX Corp.	338,380
3,231	Waters Corp. *	624,198
		5,675,582
	ENTERTAINMENT - 0.7%
1,082	International Game Technology PLC	28,684
7,097	Lions Gate Entertainment Corp. - Class A *	239,950
4,415	Lions Gate Entertainment Corp. - Class B *	140,132
161	Madison Square Garden Co. *	33,947
1,051	Regal Entertainment Group	24,184
1,442	Vail Resorts, Inc.	306,381
		773,278
	ENVIRONMENTAL CONTROL - 0.1%
1,554	Waste Management, Inc.	134,110

	FOOD - 2.3%
4,773	Hershey Co.	541,783
15,833	Kellogg Co.	1,076,327
4,819	McCormick & Co., Inc.	491,104
11,054	Performance Food Group Co. *	365,887
795	Post Holdings, Inc. *	62,989
		2,538,090
	FOREST PRODUCTS & PAPER - 0.1%
1,773	International Paper Co.	102,728

	GAS - 0.2%
1,845	UGI Corp.	86,623
2,346	Vectren Corp.	152,537
		239,160
	HAND/MACHINE TOOLS - 0.5%
3,059	Stanley Black & Decker, Inc.	519,082

	HEALTHCARE PRODUCTS - 4.3%
1,003	ABIOMED, Inc. *	187,972
3,148	Align Technology, Inc. *	699,454
1,168	Becton Dickinson and Co.	249,960
7,577	Bruker Corp.	260,043
113	Cooper Cos, Inc.	24,620

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	HEALTHCARE PRODUCTS (Continued) - 4.3%
1,722	Danaher Corp.	$159,836
11,086	Edwards Lifesciences Corp. *	1,249,503
2,477	Henry Schein, Inc. *	173,093
2,693	Hologic, Inc. *	115,126
4,448	IDEXX Laboratories, Inc. *	695,578
3,599	ResMed, Inc.	304,799
1,678	Varian Medical Systems, Inc. *	186,510
4,727	West Pharmaceutical Services, Inc.	466,413
		4,772,907
	HEALTHCARE - SERVICES - 0.7%
647	Chemed Corp.	157,234
225	Humana, Inc.	55,816
2,929	WellCare Health Plans, Inc. *	589,051
		802,101
	HOME BUILDERS - 1.0%
10,515	DR Horton, Inc.	537,001
94	NVR, Inc. *	329,773
1,328	Thor Industries, Inc.	200,156
		1,066,930
	HOME FURNISHINGS - 0.4%
289	Leggett & Platt, Inc.	13,794
766	Roku, Inc. *	39,663
555	Tempur Sealy International, Inc. *	34,793
1,816	Whirlpool Corp.	306,251
		394,501
	HOUSEWARE PRODUCTS/WARES - 1.0%
1,984	Avery Dennison Corp.	227,882
16,935	Church & Dwight Co., Inc.	849,629
73	Clorox Co.	10,858
		1,088,369
	HOUSEWARES - 0.2%
3,412	Toro Co.	222,565

	INSURANCE - 1.2%
2,088	Arthur J Gallagher & Co.	132,129
2,558	Athene Holding Ltd. *	132,274
5,514	Hartford Financial Services Group, Inc.	310,328
11,537	Progressive Corp.	649,764
1,763	Unum Group	96,771
		1,321,266
	INTERNET - 4.2%
4,507	CDW Corp.	313,191
2,029	Expedia, Inc.	243,013
2,037	F5 Networks, Inc. *	267,295
1,378	Facebook, Inc. *	243,162
16,338	GoDaddy, Inc. *	821,475
849	Liberty Expedia Holdings, Inc. *	37,636
180	Netflix, Inc. *	34,553
4,987	Palo Alto Networks, Inc. *	722,816

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	INTERNET (Continued) - 4.2%
14,188	Pandora Media, Inc. *	$68,386
3,631	RingCentral, Inc. *	175,740
3,037	Snap, Inc. *	44,371
6,276	Symantec, Corp.	176,105
5,481	TripAdvisor, Inc. *	188,875
5,833	Twitter, Inc. *	140,050
7,271	VeriSign, Inc. *	832,093
915	Wayfair, Inc. *	73,447
3,176	Yelp, Inc. *	133,265
4,679	Zendesk, Inc. *	158,337
926	Zillow Group, Inc. *	37,726
		4,711,536
	LEISURE - 0.9%
3,164	Brunswick Corp.	174,716
1,101	Camping World Holdings, Inc.	49,248
6,281	Carnival Corp.	416,870
2,878	Planet Fitness, Inc. *	99,665
2,135	Polaris Industries, Inc.	264,719
		1,005,218
	LODGING - 1.6%
3,777	Choice Hotels International, Inc.	293,095
11,363	Extended Stay America, Inc.	215,897
3,078	Hilton Grand Vacations, Inc. *	129,122
2,017	Hilton Worldwide Holdings, Inc.	161,078
640	Marriott International, Inc.	86,867
3,470	Wyndham Worldwide Corp.	402,069
3,052	Wynn Resorts Ltd.	514,537
		1,802,665
	MACHINERY - CONSTRUCTION & MINING - 0.1%
2,195	BWX Technologies, Inc.	132,776

	MACHINERY - DIVERSIFIED - 4.4%
7,870	Cognex Corp.	481,329
4,065	Cummins, Inc.	718,042
2,731	Gardner Denver Holdings, Inc. *	92,663
8,223	Graco, Inc.	371,844
5,732	Rockwell Automation, Inc.	1,125,478
3,389	Roper Technologies, Inc.	877,751
13,857	Xylem, Inc.	945,047
2,542	Zebra Technologies Corp. *	263,860
		4,876,014
	MEDIA - 0.8%
1,745	FactSet Research Systems, Inc.	336,366
5,700	John Wiley & Sons, Inc.	374,775
1,684	Scripps Networks Interactive, Inc.	143,780
		854,921
	METAL FABRICATE/HARDWARE - 0.1%
3,274	Worthington Industries, Inc.	144,252

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	MINING - 0.5%
13,530	Newmont Mining Corp.	$507,646

	MISCELLANEOUS MANUFACTURER - 2.4%
611	3M Co	143,811
7,470	AO Smith Corp.	457,762
10,552	Donaldson Co., Inc.	516,520
4,763	Hexcel Corp.	294,592
2,085	Ingersoll-Rand PLC	185,961
5,012	Parker-Hannifin Corp.	1,000,295
537	Trinseo SA	38,986
		2,637,927
	OIL & GAS - 1.3%
5,784	Antero Resources Corp. *	109,896
6,457	Cabot Oil & Gas Corp.	184,670
975	Cimarex Energy Co.	118,960
4,182	ConocoPhillips	229,550
4,598	Continental Resources, Inc. *	243,556
8,920	Laredo Petroleum, Inc. *	94,641
5,871	Marathon Oil Corp.	99,396
11,742	Newfield Exploration Co. *	370,225
1,678	Range Resources Corp.	28,627
600	Whiting Petroleum Corp. *	15,888
		1,495,409
	OIL & GAS SERVICES - 0.0%^
989	Baker Hughes, a GE Co.	31,292

	PACKAGING & CONTAINERS - 1.2%
6,117	Ardagh Group SA	129,069
21,323	Crown Holdings, Inc. *	1,199,419
204	Packaging Corp of America	24,592
		1,353,080

	PHARMACEUTICALS - 2.8%
2,899	AbbVie, Inc.	280,362
5,639	AmerisourceBergen Corp.	517,773
3,390	Bristol-Myers Squibb Co.	207,739
893	Catalent, Inc. *	36,684
2,268	Herbalife Ltd. *	153,589
2,443	Neurocrine Biosciences, Inc. *	189,552
1,093	TESARO, Inc. *	90,577
23,333	Zoetis, Inc.	1,680,909
		3,157,185
	PIPELINES - 1.1%
1,653	Cheniere Energy, Inc. *	88,998
15,902	ONEOK, Inc.	849,961
9,489	Williams Cos, Inc.	289,320
		1,228,279

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	REAL ESTATE - 0.7%
15,231	CBRE Group, Inc. *	$659,655
608	Jones Lang LaSalle, Inc.	90,549
		750,204
	REAL ESTATE INVESTMENT TRUSTS - 2.3%
4,379	Alexandria Real Estate Equities, Inc.	571,854
857	CoreSite Realty Corp.	97,612
1,505	CubeSmart	43,525
4,123	Digital Realty Trust, Inc.	469,610
4,262	First Industrial Realty Trust, Inc.	134,125
7,982	Gaming and Leisure Properties, Inc.	295,334
6,885	Hudson Pacific Properties, Inc.	235,811
4,588	National Retail Properties, Inc.	197,880
8,568	Outfront Media, Inc.	198,778
1,526	SBA Communications Corp. *	249,287
204	Simon Property Group, Inc.	35,035
1,148	Weingarten Realty Investors	37,735
		2,566,586
	RETAIL - 7.1%
658	AutoZone, Inc. *	468,081
2,237	Burlington Stores, Inc. *	275,218
8,486	CarMax, Inc. *	544,207
933	Chipotle Mexican Grill, Inc. *	269,665
4,179	Darden Restaurants, Inc.	401,268
5,429	Dollar General Corp. *	504,951
8,313	Dollar Tree, Inc.	892,068
2,589	Domino’s Pizza, Inc.	489,217
760	Dunkin’ Brands Group, Inc.	48,997
1,023	Floor & Décor Holdings, Inc. *	49,800
3,633	Lowe’s Cos, Inc.	337,651
2,882	Lululemon Athletica, Inc. *	226,496
1,051	McDonald’s Corp.	180,898
748	Nordstrom, Inc.	35,440
1,249	O’Reilly Automotive, Inc. *	300,434
416	Papa John’s International, Inc.	23,342
8,185	Penske Automotive Group, Inc.	391,652
14,069	Ross Stores, Inc.	1,129,037
446	Target Corp.	29,102
1,035	Texas Roadhouse, Inc.	54,524
1,389	Tiffany & Co.	144,386
6,917	Tractor Supply Co.	517,046
914	Ulta Beauty, Inc. *	204,425
9,248	Yum China Holdings, Inc.	370,107
		7,888,012
	SEMICONDUCTORS - 6.6%
23,093	Advanced Micro Devices, Inc. *	237,396
9,860	Analog Devices, Inc.	877,836
3,053	Cavium, Inc. *	255,933
2,357	IPG Photonics Corp. *	504,704

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	SEMICONDUCTORS (Continued) - 6.6%
7,157	KLA-Tencor Corp.	$751,986
6,674	Lam Research Corp.	1,228,483
20,588	Maxim Integrated Products, Inc.	1,076,341
7,243	Microsemi Corp. *	374,101
10,583	ON Semiconductor Corp. *	221,608
8,244	Skyworks Solutions, Inc.	782,768
2,535	Teradyne, Inc.	106,140
5,336	Texas Instruments, Inc.	557,292
5,452	Xilinx, Inc.	367,574
		7,342,162
	SOFTWARE - 9.5%
6,400	Activision Blizzard, Inc.	405,248
372	Adobe Systems, Inc. *	65,189
965	ANSYS, Inc. *	142,424
452	athenahealth, Inc. *	60,134
7,252	Atlassian Corp PLC *	330,111
1,388	Autodesk, Inc. *	145,504
6,825	Broadridge Financial Solutions, Inc.	618,209
9,963	Cadence Design Systems, Inc. *	416,653
7,672	CDK Global, Inc.	546,860
4,526	Cerner Corp. *	305,007
868	Electronic Arts, Inc. *	91,192
13,895	Fidelity National Information Services, Inc.	1,307,381
26,376	First Data Corp. *	440,743
1,615	Guidewire Software, Inc. *	119,930
3,042	MSCI, Inc.	384,935
1,425	Paychex, Inc.	97,014
6,652	Red Hat, Inc. *	798,905
6,104	ServiceNow, Inc. *	795,901
7,049	Splunk, Inc. *	583,939
3,268	SS&C Technologies Holdings, Inc.	132,289
8,620	Synopsys, Inc. *	734,769
2,300	Tableau Software, Inc. *	159,160
5,734	Take-Two Interactive Software, Inc. *	629,479
2,153	Twilio, Inc. *	50,811
1,022	Ultimate Software Group, Inc. *	223,031
7,972	Veeva Systems, Inc. *	440,692
2,044	Verint Systems, Inc. *	85,541
6,214	Workday, Inc. *	632,212
7,086	Zynga, Inc. *	28,343
		10,771,606
	TELECOMMUNICATIONS - 1.0%
1,875	Arista Networks, Inc. *	441,713
1,093	Ciena Corp. *	22,876
341	InterDigital, Inc.	25,967
617	LogMeIn, Inc.	70,647
950	Motorola Solutions, Inc.	85,822
24,056	Sprint Corp. *	141,690

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	TELECOMMUNICATIONS (Continued) - 1.0%
8,447	Zayo Group Holdings, Inc. *	$310,850
		1,099,565
	TOYS/GAMES/HOBBIES - 0.3%
3,332	Hasbro, Inc.	302,845

	TRANSPORTATION - 1.2%
5,635	Expeditors International of Washington, Inc.	364,528
1,013	JB Hunt Transport Services, Inc.	116,475
1,385	Landstar System, Inc.	144,179
1,788	Norfolk Southern Corp.	259,081
4,500	XPO Logistics, Inc. *	412,155
		1,296,418

	TOTAL COMMON STOCKS (Cost - $107,275,439)	109,584,052

	SHORT-TERM INVESTMENT - 1.2%
	MONEY MARKET FUND - 1.2%
1,284,078	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 1.14% (a)(Cost - $1,284,078)	$1,284,078

	TOTAL INVESTMENTS - 99.7% (Cost - $108,559,517)	$110,868,130
	OTHER ASSETS LESS LIABILITIES - NET - 0.3%	389,917
	TOTAL NET ASSETS - 100.0%	$111,258,047

*	Non-income producing security.

^	Represents less than 0.05%

PLC - Public Limited Company

REIT - Real Estate Investment Trust

(a)	Money market rate shown represents the rate at December 31, 2017.

Futures Contracts
					Unrealized
Description	Counterparty	Contracts	Expiration Date	Notional Value	Appreciation
LONG
S&P 500 E-mini Future	Goldman Sachs	14	Mar-18	1,873,200	$12,080

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2017

Shares		Value
	COMMON STOCKS - 95.8%
	AEROSPACE/DEFENSE - 0.9%
433	Aerojet Rocketdyne Holdings, Inc. *	$13,510
349	Curtiss-Wright Corp.	42,526
1,134	KLX, Inc. *	77,395
		133,431
	AGRICULTURE - 0.2%
133	Universal Corp.	6,983
846	Vector Group Ltd.	18,933
		25,916
	AIRLINES - 0.3%
923	Hawaiian Holdings, Inc.	36,782
225	SkyWest, Inc.	11,947
		48,729
	APPAREL - 0.7%
318	Columbia Sportswear Co.	22,858
383	Deckers Outdoor Corp. *	30,736
415	Oxford Industries, Inc.	31,204
451	Perry Ellis International, Inc. *	11,293
528	Wolverine World Wide, Inc.	16,832
		112,923
	AUTO PARTS & EQUIPMENT - 1.2%
174	Cooper-Standard Holdings, Inc. *	21,315
451	Dana, Inc.	14,437
1,114	Meritor, Inc. *	26,134
865	Modine Manufacturing Co. *	17,473
1,530	Tenneco, Inc.	89,566
732	Tower International, Inc.	22,363
		191,288
	BANKS - 10.1%
183	Banner Corp.	10,087
4,721	Boston Private Financial Holdings, Inc.	72,939
2,030	Cadence BanCorp *	55,054
330	Carolina Financial, Corp.	12,260
1,810	Cathay General Bancorp	76,328
3,332	CoBiz Financial, Inc.	66,607
1,119	Eagle Bancorp, Inc. *	64,790
783	FCB Financial Holdings, Inc. *	39,776
1,854	First BanCorp *	9,455
3,174	First Commonwealth Financial Corp.	45,452
1,031	First Connecticut Bancorp, Inc.	26,961
424	First Horizon National Corp.	8,469
1,398	Glacier Bancorp, Inc.	55,067
477	Great Western Bancorp, Inc.	18,985
1,877	Guaranty Bancorp	51,899
2,010	Hanmi Financial Corp.	61,004
1,449	Heritage Commerce Corp.	22,199
2,097	Home BancShares, Inc.	48,755
464	HomeStreet, Inc. *	13,433
4,064	Hope Bancorp, Inc.	74,168

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	BANKS (Continued) - 10.1%
3,186	Independent Bank Corp.	$71,207
404	International Bancshares Corp.	16,039
1,051	MBT Financial Corp.	11,141
745	Merchants Bancorp	14,662
567	National Bank Holdings Corp.	18,388
1,047	QCR Holdings, Inc.	44,864
510	Republic Bancorp, Inc.	19,390
2,046	Sandy Spring Bancorp, Inc.	79,835
520	Shore Bancshares, Inc.	8,684
356	Sierra Bancorp	9,455
1,593	South State Corp.	138,830
37	Sterling Bancorp, Inc. *	470
875	TriCo Bancshares	33,128
1,407	TriState Capital Holdings, Inc. *	32,361
697	Triumph Bancorp, Inc. *	21,956
1,395	United Bankshares, Inc.	48,476
393	United Community Banks, Inc.	11,059
191	Walker & Dunlop, Inc. *	9,073
1,771	Wintrust Financial Corp.	145,873
		1,568,579
	BIOTECHNOLOGY - 3.4%
4,507	Achillion Pharmaceuticals, Inc. *	12,980
1,093	Alder Biopharmaceuticals, Inc. *	12,515
875	Amicus Therapeutics, Inc. *	12,591
217	Bluebird Bio, Inc. *	38,648
152	Blueprint Medicines Corp. *	11,462
441	Cambrex Corp. *	21,168
1,062	ChemoCentryx, Inc. *	6,319
905	CytomX Therapeutics, Inc. *	19,105
313	Editas Medicine, Inc. *	9,618
510	Emergent BioSolutions, Inc. *	23,700
679	Exact Sciences Corp. *	35,675
721	FibroGen, Inc. *	34,175
216	Five Prime Therapeutics, Inc. *	4,735
1,472	Halozyme Therapeutics, Inc. *	29,823
269	Ligand Pharmaceuticals, Inc. *	36,834
93	Loxo Oncology, Inc. *	7,829
275	Medicines Co. *	7,519
807	Myriad Genetics, Inc. *	27,716
2,915	PDL BioPharma, Inc. *U	7,987
165	Puma Biotechnology, Inc. *	16,310
382	REGENXBIO, Inc. *	12,702
720	Retrophin, Inc. *	15,170
335	Sage Therapeutics, Inc. *	55,178
1,095	Sangamo Therapeutics, Inc. *	17,958
225	Spark Therapeutics, Inc. *	11,570
474	Spectrum Pharmaceuticals, Inc. *	8,982
258	Ultragenyx Pharmaceutical, Inc. *	11,966

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	BIOTECHNOLOGY (Continued) - 3.4%
2,039	Veracyte, Inc. *	$13,315
2,433	ZIOPHARM Oncology, Inc.	10,071
		533,621
	BUILDING MATERIALS - 2.6%
402	Boise Cascade Co.	16,040
2,392	Builders FirstSource, Inc. *	52,122
515	Continental Building Products, Inc. *	14,497
229	Cree, Inc. *	8,505
1,005	Griffon Corp.	20,452
915	JELD-WEN Holding, Inc. *	36,024
1,187	Louisiana-Pacific Corp. *	31,171
540	Patrick Industries, Inc. *	37,503
716	Summit Materials, Inc. *	22,511
527	Trex Co., Inc. *	57,122
2,709	Universal Forest Products, Inc.	101,911
		397,858
	CHEMICALS - 2.2%
490	AdvanSix, Inc. *	20,614
1,297	Ferro Corp. *	30,596
587	Ingevity Corp. *	41,366
654	Innospec, Inc.	46,172
824	Koppers Holdings, Inc. *	41,942
306	Kraton Corp. *	14,740
1,395	Sensient Technologies Corp.	102,044
418	Stepan Co.	33,009
756	Tronox Ltd.	15,507
		345,990
	COAL - 0.3%
1,191	Peabody Energy Corp. *	46,890

	COMMERCIAL SERVICES - 4.3%
476	Aaron’s, Inc.	18,969
279	Avis Budget Group, Inc. *	12,243
310	Brink’s Co.	24,397
300	Capella Education Co.	23,220
1,122	Care.com, Inc. *	20,241
1,179	Carriage Services, Inc.	30,312
383	CorVel Corp. *	20,261
640	CRA International, Inc.	28,768
899	Forrester Research, Inc.	39,736
820	Grand Canyon Education, Inc. *	73,415
676	Green Dot Corp. *	40,736
370	HealthEquity, Inc. *	17,264
674	INC Research Holdings, Inc. *	29,386
202	Insperity, Inc.	11,585
604	Kelly Services, Inc.	16,471
551	Korn/Ferry International	22,800
687	Laureate Education, Inc. *	9,316
31	LendingTree, Inc. *	10,554

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	COMMERCIAL SERVICES (Continued) - 4.3%
1,464	Matthews International Corp.	$77,299
318	Medifast, Inc.	22,200
282	National Research Corp.	10,519
268	Nutrisystem, Inc.	14,097
616	Paylocity Holding Corp. *	29,051
762	Quad/Graphics, Inc.	17,221
690	SP Plus Corp. *	25,599
280	TriNet Group, Inc. *	12,415
301	Weight Watchers International, Inc. *	13,326
		671,401
	COMPUTERS - 2.0%
189	Barracuda Networks, Inc. *	5,198
222	CACI International, Inc. *	29,382
1,246	Convergys Corp.	29,281
512	EPAM Systems, Inc. *	55,004
972	Insight Enterprises, Inc. *	37,218
247	Lumentum Holdings, Inc.	12,078
1,132	Mitek Systems, Inc. *	10,131
671	NetScout Systems, Inc. *	20,432
443	Nutanix, Inc. *	15,629
1,750	Pure Storage, Inc. *	27,755
580	Syntel, Inc. *	13,334
1,044	Varonis Systems, Inc. *	50,686
382	Vocera Communications, Inc. *	11,544
		317,672
	COSMETICS/PERSONAL CARE - 0.2%
639	Inter Parfums, Inc.	27,765

	DISTRIBUTION/WHOLESALE - 1.0%
323	Beacon Roofing Supply, Inc. *	20,594
1,518	Essendant, Inc.	14,072
1,117	Fossil Group, Inc. *	8,679
453	H&E Equipment Services, Inc.	18,414
2,386	Nexeo Solutions, Inc. *	21,713
716	ScanSource, Inc. *	25,633
457	Systemax, Inc.	15,204
656	Triton International Ltd.	24,568
		148,877
	DIVERSIFIED FINANCIAL SERVICES - 2.8%
103	Aircastle Ltd.	2,409
982	Enova International, Inc. *	14,926
427	Evercore, Inc.	38,430
446	Federal Agricultural Mortgage Corp.	34,895
579	Financial Engines, Inc.	17,544
632	Houlihan Lokey, Inc.	28,712
2,425	Ladenburg Thalmann Financial Services, Inc.	7,663
3,331	LendingClub Corp. *	13,757
1,828	Moelis & Co.	88,658
1,538	Nationstar Mortgage Holdings, Inc. *	28,453

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	DIVERSIFIED FINANCIAL SERVICES (Continued) - 2.8%
2,902	OM Asset Management PLC	$48,609
368	Piper Jaffray Cos	31,740
321	Stifel Financial Corp.	19,119
689	WageWorks, Inc. *	42,718
297	Westwood Holdings Group, Inc.	19,664
		437,297
	ELECTRIC - 2.3%
469	Avista Corp.	24,149
1,187	Black Hills Corp.	71,351
1,213	IDACORP, Inc.	110,820
4,756	NRG Yield, Inc. - Class A	89,651
1,517	NRG Yield, Inc.	28,670
681	Portland General Electric Co.	31,040
		355,681
	ELECTRICAL COMPONENTS & EQUIPMENT- 0.6%
404	Advanced Energy Industries, Inc. *	27,262
242	EnerSys	16,850
528	Generac Holdings, Inc. *	26,146
147	Littelfuse, Inc.	29,080
		99,338
	ELECTRONICS - 4.6%
2,312	AVX Corp.	39,998
1,528	Benchmark Electronics, Inc. *	44,465
1,453	Brady Corp.	55,069
3,659	Fitbit, Inc. *	20,893
2,043	GoPro, Inc. *	15,466
301	OSI Systems, Inc. *	19,378
221	Rogers Corp. *	35,784
1,078	Stoneridge, Inc. *	24,643
918	SYNNEX Corp.	124,802
467	Tech Data Corp. *	45,752
4,258	Vishay Intertechnology, Inc.	88,354
531	Vishay Precision Group, Inc. *	13,355
1,298	Watts Water Technologies, Inc.	98,583
1,209	Woodward, Inc.	92,535
		719,077
	ENERGY - ALTERNATE SOURCES- 0.2%
4,326	Pacific Ethanol, Inc. *	19,683
649	Renewable Energy Group, Inc. *	7,658
128	REX American Resources Corp. *	10,598
		37,939
	ENGINERRING & CONSTRUCTION - 1.5%
610	Argan, Inc.	27,450
1,153	Comfort Systems USA, Inc.	50,328
571	EMCOR Group, Inc.	46,679
1,082	MasTec, Inc. *	52,964
1,426	Primoris Services Corp.	38,773
275	TopBuild Corp. *	20,829
		237,023

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	ENTERTAINMENT - 0.2%
386	Pinnacle Entertainment, Inc. *	$12,634
461	Scientific Games Corp. *	23,649
		36,283
	ENVIRONMENTAL CONTROL - 0.1%
291	Tetra Tech, Inc.	14,012

	FOOD - 1.6%
200	Calavo Growers, Inc.	16,880
1,232	Darling Ingredients, Inc. *	22,336
3,512	Dean Foods Co.	40,599
199	J&J Snack Foods Corp.	30,214
3,164	Performance Food Group Co. *	104,728
128	Sanderson Farms, Inc.	17,764
275	United Natural Foods, Inc. *	13,550
		246,071
	GAS - 0.8%
780	Chesapeake Utilities Corp.	61,269
778	Southwest Gas Holdings, Inc.	62,613
		123,882
	HAND/MACHINE TOOLS - 0.3%
202	Kennametal, Inc.	9,779
2,019	Milacron Holdings Corp. *	38,643
		48,422
	HEALTHCARE PRODUCTS - 4.1%
184	Abaxis, Inc.	9,112
3,283	Accuray, Inc. *	14,117
225	Analogic Corp.	18,844
1,266	AtriCure, Inc. *	23,092
659	Cantel Medical Corp.	67,791
327	Exactech, Inc. *	16,170
798	Genomic Health, Inc. *	27,292
882	Globus Medical, Inc. *	36,250
359	Haemonetics Corp. *	20,851
306	Inogen, Inc. *	36,438
587	Insulet Corp. *	40,503
507	Integer Holdings Corp. *	22,967
628	Intersect ENT, Inc. *	20,347
251	LivaNova PLC *	20,060
506	Luminex Corp.	9,968
1,041	Masimo Corp. *	88,277
246	Merit Medical Systems, Inc. *	10,627
1,095	MiMedx Group, Inc. *	13,808
230	Nevro Corp. *	15,879
551	Novocure Ltd. *	11,130
636	NxStage Medical, Inc. *	15,410
318	Orthofix International NV *	17,395
209	Repligen Corp. *	7,583
1,345	STAAR Surgical Co. *	20,848
413	Surmodics, Inc. *	11,564

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	HEALTHCARE PRODUCTS (Continued) - 4.1%
363	Varex Imaging Corp. *	$14,582
1,104	Wright Medical Group NV *	24,508
		635,413
	HEALTHCARE - SERVICES - 1.2%
684	American Renal Associates Holdings, Inc. *	11,902
149	Chemed Corp.	36,210
1,249	Encompass Health Corp. *	61,713
343	LHC Group, Inc. *	21,009
590	Medpace Holdings, Inc. *	21,393
183	Molina Healthcare, Inc. *	14,032
123	National HealthCare Corp.	7,496
159	Tivity Health, Inc. *	5,811
		179,566
	HOLDING COMPANIES - 0.2%
1,847	HRG Group, Inc. *	31,307

	HOME BUILDERS - 0.7%
1,085	Beazer Homes USA, Inc. *	20,843
303	Century Communities, Inc. *	9,423
213	LGI Homes, Inc. *	15,981
387	Meritage Homes Corp. *	19,814
1,328	TRI Pointe Group, Inc. *	23,798
908	William Lyon Homes *	26,405
		116,264
	HOME FURNISHINGS - 0.2%
387	iRobot Corp. *	29,683

	HOUSEWARE PRODUCTS/WARES - 0.3%
1,340	ACCO Brands Corp. *	16,348
258	Central Garden & Pet Co. *	10,041
705	Central Garden & Pet Co. - Class A *	26,586
		52,975
	INSURANCE - 1.8%
1,117	Argo Group International Holdings Ltd.	68,863
456	Essent Group Ltd. *	19,800
332	FBL Financial Group, Inc.	23,124
3,659	Genworth Financial, Inc. *	11,379
455	HCI Group, Inc.	13,605
551	Horace Mann Educators Corp.	24,299
494	Kinsale Capital Group, Inc.	22,230
2,131	MGIC Investment Corp. *	30,068
382	Primerica, Inc.	38,792
709	Radian Group, Inc.	14,612
130	Selective Insurance Group, Inc.	7,631
		274,403
	INTERNET - 3.5%
1,125	Boingo Wireless, Inc. *	25,313
358	Cars.com, Inc. *	10,325
749	Cogent Communications Holdings, Inc.	33,930

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	INTERNET (Continued) - 3.5%
1,126	Etsy, Inc. *	$23,027
753	FTD Cos, Inc. *	5,414
3,134	Groupon, Inc. *	15,983
500	GrubHub, Inc. *	35,900
1,017	Imperva, Inc. *	40,375
1,827	Limelight Networks, Inc. *	8,057
1,866	NIC, Inc.	30,976
512	Okta, Inc. *	13,112
767	Proofpoint, Inc. *	68,117
317	Q2 Holdings, Inc. *	11,681
651	Rapid7, Inc. *	12,148
1,159	RingCentral, Inc. *	56,096
446	Shutterstock, Inc. *	19,191
86	Stamps.com, Inc. *	16,168
152	Trade Desk, Inc. *	6,951
1,115	TrueCar, Inc. *	12,488
3,130	US Auto Parts Network, Inc. *	7,888
1,048	Yelp, Inc. *	43,974
1,354	Zendesk, Inc. *	45,818
		542,932
	IRON/STEEL - 0.4%
1,105	Allegheny Technologies Inc. *	26,675
1,759	Cleveland-Cliffs Inc. *	12,682
609	Schnitzer Steel Industries Inc. *	20,402
		59,759
	LEISURE TIME - 1.0%
363	Camping World Holdings, Inc.	16,237
259	Fox Factory Holding Corp. *	10,062
291	LCI Industries	37,830
484	Malibu Boats, Inc. *	14,389
1,717	MCBC Holdings, Inc. *	38,152
1,042	Planet Fitness, Inc. *	36,084
490	Vista Outdoor, Inc. *	7,139
		159,893
	LODGING - 0.5%
1,029	Caesars Entertainment Corp. *	13,017
1,507	Century Casinos, Inc. *	13,759
495	ILG, Inc.	14,098
1,997	La Quinta Holdings, Inc. *	36,865
		77,739
	MACHINERY - DIVERSIFIED - 2.3%
914	Alamo Group, Inc.	103,163
383	Altra Industrial Motion Corp.	19,303
1,606	Applied Industrial Technologies, Inc.	109,369
1,081	Briggs & Stratton Corp.	27,425
529	Kadant, Inc.	53,112
346	Lindsay Corp.	30,517
277	Manitowoc Co., Inc. *	10,897
		353,786

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	MEDIA - 1.3%
1,456	Entercom Communications Corp.	$15,725
4,818	Entravision Communications Corp.	34,449
2,003	Gray Television, Inc. *	33,550
222	Meredith Corp.	14,663
666	MSG Networks, Inc. *	13,487
190	Nexstar Media Group, Inc.	14,858
314	Sinclair Broadcast Group, Inc.	11,885
738	Time, Inc.	13,616
1,765	TiVo Corp.	27,534
480	World Wrestling Entertainment, Inc.	14,678
		194,445
	METAL FABRICATE/HARDWARE - 1.1%
908	Mueller Water Products, Inc.	11,377
3,607	Rexnord Corp. *	93,854
1,088	TimkenSteel Corp. *	16,527
975	Worthington Industries, Inc.	42,959
		164,717
	MINING - 0.4%
6,536	Hecla Mining Co.	25,948
320	Materion Corp.	15,552
510	US Silica Holdings, Inc.	16,606
		58,106
	MISCELLANEOUS MANUFACTURER - 0.9%
447	EnPro Industries, Inc.	41,799
1,510	Harsco Corp. *	28,162
34	Hillenbrand, Inc.	1,520
366	Raven Industries, Inc.	12,572
119	Standex International Corp.	12,120
602	Trinseo SA	43,705
		139,878
	OFFICE FURNISHINGS - 0.7%
2,254	Interface, Inc.	56,688
1,019	Kimball International, Inc.	19,025
1,736	Steelcase, Inc.	26,387
		102,100
	OIL & GAS - 1.3%
1,404	Bill Barrett Corp. *	7,203
550	Delek US Holdings, Inc.	19,217
3,289	Eclipse Resources Corp. *	7,894
905	Matador Resources Co. *	28,173
7,271	Noble Corp. PLC *	32,865
1,907	Oasis Petroleum, Inc. *	16,038
1,867	Parker Drilling Co. *	1,867
342	PDC Energy, Inc. *	17,627
894	Rowan Cos PLC *	14,000
874	SandRidge Energy, Inc. *	18,415
3,839	SRC Energy, Inc. *	32,747
1,458	Ultra Petroleum Corp.	13,208
		209,254

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	OIL & GAS SERVICES - 1.2%
656	C&J Energy Services, Inc. *	$21,956
473	Dril-Quip, Inc. *	22,562
949	Exterran Corp. *	29,837
607	MRC Global, Inc. *	10,270
680	PHI, Inc. *	7,868
3,545	Pioneer Energy Services Corp. *	10,812
1,973	ProPetro Holding Corp. *	39,776
1,992	Superior Energy Services, Inc. *	19,183
5,883	TETRA Technologies, Inc. *	25,120
		187,384
	PHARMACEUTICALS - 4.0%
630	Akebia Therapeutics, Inc. *	9,368
1,164	Array BioPharma, Inc. *	14,899
1,099	Calithera Biosciences, Inc. *	9,177
1,727	Catalent, Inc. *	70,945
435	Clovis Oncology, Inc. *	29,580
855	Concert Pharmaceuticals, Inc. *	22,119
1,331	Corcept Therapeutics, Inc. *	24,038
635	Diplomat Pharmacy, Inc. *	12,744
643	Enanta Pharmaceuticals, Inc. *	37,731
1,612	Horizon Pharma PLC *	23,535
428	Ignyta, Inc. *	11,428
1,900	Ironwood Pharmaceuticals, Inc. *	28,481
1,286	Nektar Therapeutics *	76,800
1,252	Owens & Minor, Inc.	23,638
263	Pacira Pharmaceuticals, Inc. *	12,006
987	Phibro Animal Health Corp.	33,065
302	Portola Pharmaceuticals, Inc. *	14,701
728	PRA Health Sciences, Inc. *	66,299
839	Prestige Brands Holdings, Inc. *	37,260
239	Sarepta Therapeutics, Inc. *	13,298
247	Supernus Pharmaceuticals, Inc. *	9,843
1,504	Vanda Pharmaceuticals, Inc. *	22,861
661	Xencor, Inc. *	14,489
207	Zogenix, Inc. *	8,290
		626,595
	REAL ESTATE - 0.5%
2,654	Kennedy-Wilson Holdings, Inc.	46,047
432	Marcus & Millichap, Inc. *	14,088
466	RE/MAX Holdings, Inc. *	22,601
		82,736
	REAL ESTATE INVESTMENT TRUSTS - 7.7%
111	Alexander & Baldwin, Inc.	3,079

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	REAL ESTATE INVESTMENT TRUSTS (Continued) - 7.7%
3,918	Arbor Realty Trust, Inc.	$33,852
937	Ares Commercial Real Estate Corp.	12,087
3,198	CatchMark Timber Trust, Inc.	41,990
2,378	Chatham Lodging Trust	54,123
4,119	DiamondRock Hospitality Co.	46,504
4,866	Easterly Government Properties, Inc.	103,840
129	EastGroup Properties, Inc.	11,401
5,891	First Industrial Realty Trust, Inc.	185,390
1,131	Four Corners Property Trust, Inc.	29,067
1,374	Franklin Street Properties Corp.	14,757
326	GEO Group, Inc.	7,694
4,208	Hersha Hospitality Trust	73,219
1,178	Invesco Mortgage Capital, Inc.	21,004
5,288	Kite Realty Group Trust	103,645
1,647	National Storage Affiliates Trust	44,897
877	Pennsylvania Real Estate Investment Trust	10,428
580	Potlatch Corp.	28,942
167	PS Business Parks, Inc.	20,890
363	QTS Realty Trust, Inc.	19,660
4,525	Redwood Trust, Inc.	67,061
1,539	Retail Opportunity Investments Corp.	30,703
713	Ryman Hospitality Properties, Inc.	49,211
3,373	STAG Industrial, Inc.	92,181
1,050	Summit Hotel Properties, Inc.	15,992
2,012	Terreno Realty Corp.	70,541
		1,192,158
	RETAIL - 3.9%
1,907	American Eagle Outfitters, Inc.	35,852
277	America’s Car-Mart, Inc. *	12,368
423	Asbury Automotive Group, Inc. *	27,072
303	Bassett Furniture Industries, Inc.	11,393
328	Big Lots, Inc.	18,417
1,473	Bloomin’ Brands, Inc.	31,434
891	Brinker International, Inc.	34,606
1,182	Cato Corp.	18,817
742	Cheesecake Factory, Inc.	35,750
173	Children’s Place, Inc.	25,146
856	Citi Trends, Inc.	22,650
229	Dave & Buster’s Entertainment, Inc. *	12,634
305	Dillard’s, Inc.	18,315
1,984	Express, Inc. *	20,138
512	Five Below, Inc. *	33,956
430	Group 1 Automotive, Inc.	30,517
352	Haverty Furniture Cos, Inc.	7,973
412	Ollie’s Bargain Outlet Holdings, Inc. *	21,939
837	Papa John’s International, Inc.	46,964
104	RH *	8,966
476	Rush Enterprises, Inc. *	24,186
846	Sonic Automotive, Inc.	15,609

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	RETAIL (Continued) - 3.9%
1,405	Texas Roadhouse, Inc.	$74,015
1,048	Zumiez, Inc. *	21,823
		610,540
	SAVINGS & LOANS - 1.8%
534	First Defiance Financial Corp.	27,752
1,010	First Financial Northwest, Inc.	15,665
2,835	Meridian Bancorp, Inc.	58,401
3,391	Riverview Bancorp, Inc.	29,400
4,730	TFS Financial Corp.	70,666
1,721	United Community Financial Corp.	15,713
1,997	Washington Federal, Inc.	68,397
		285,994
	SEMICONDUCTORS - 2.8%
510	Alpha & Omega Semiconductor Ltd. *	8,344
230	Ambarella, Inc. *	13,513
847	Amkor Technology, Inc. *	8,512
1,046	Brooks Automation, Inc.	24,947
191	Cabot Microelectronics Corp.	17,969
800	Cirrus Logic, Inc. *	41,488
460	Cohu, Inc.	10,097
940	Diodes, Inc. *	26,950
2,074	Entegris, Inc.	63,153
1,755	Integrated Device Technology, Inc. *	52,176
1,062	MKS Instruments, Inc.	100,359
234	Monolithic Power Systems, Inc.	26,292
212	Power Integrations, Inc.	15,593
372	Semtech Corp. *	12,722
454	Synaptics, Inc. *	18,133
		440,248
	SOFTWARE - 4.2%
1,242	Acxiom Corp. *	34,230
2,129	Allscripts Healthcare Solutions, Inc. *	30,977
420	Appfolio, Inc. *	17,430
785	Bottomline Technologies de, Inc. *	27,224
1,595	Box, Inc. *	33,686
1,341	Callidus Software, Inc. *	38,420
478	CommerceHub, Inc. - Class A	10,511
650	CommerceHub, Inc. - Class C	13,384
699	Cornerstone OnDemand, Inc. *	24,696
247	CSG Systems International, Inc.	10,824
666	Five9, Inc. *	16,570
231	HubSpot, Inc. *	20,420
1,963	InnerWorkings, Inc. *	19,689
358	Instructure, Inc. *	11,850
847	LivePerson, Inc. *	9,741
770	Medidata Solutions, Inc. *	48,795
290	MicroStrategy, Inc. *	38,077
507	MINDBODY, Inc. *	15,438
396	New Relic, Inc. *	22,877
595	Omnicell, Inc. *	28,858

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	SOFTWARE (Continued) - 4.2%
788	Progress Software Corp.	$33,545
1,813	Rosetta Stone, Inc. *	22,608
794	SendGrid, Inc. *	19,032
250	SPS Commerce, Inc. *	12,148
431	Twilio, Inc. *	10,172
1,270	Verint Systems, Inc. *	53,150
1,235	Workiva, Inc. *	26,425
		650,777
	STOREAGE/WAREHOUSING - 0.1%
228	Mobile Mini, Inc. *	7,866

	TELECOMMUNICATIONS - 1.7%
1,740	A10 Networks, Inc. *	13,433
5,464	Aerohive Networks, Inc. *	31,855
3,000	Ciena Corp. *	62,790
1,835	Extreme Networks, Inc. *	22,974
1,440	Finisar Corp. *	29,304
1,470	Frontier Communications Corp.	9,937
656	InterDigital, Inc.	49,954
277	NETGEAR, Inc. *	16,274
129	Ubiquiti Networks, Inc. *	9,162
1,506	Vonage Holdings Corp. *	15,316
		260,999
	TRANSPORTATION - 0.9%
283	Covenant Transportation Group, Inc. *	8,131
2,720	Marten Transport Ltd.	55,216
1,079	Matson, Inc.	32,197
220	Saia, Inc. *	15,565
561	Werner Enterprises, Inc.	21,681
		132,790
	TRUCKING & LEASING - 0.5%
167	GATX Corp.	10,381
850	Greenbrier Cos, Inc.	45,305
		55,686
	WATER - 0.2%
601	SJW Group	38,362

	TOTAL COMMON STOCKS (Cost - $14,677,852)	14,880,320

	LIMITED PARTNERSHIP - 0.2%
1,364	Oasis Midstream Partners LP * (Cost - $24,201)	23,788

	SHORT-TERM INVESTMENT - 3.9%
	MONEY MARKET FUND - 3.9%
606,958	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 1.14% (a)(Cost - $606,958)	606,958

	TOTAL INVESTMENTS - 99.9% (Cost - $15,309,011)	$15,511,066
	OTHER ASSETS LESS LIABILITIES - NET - 0.1%	20,871
	TOTAL NET ASSETS - 100.0%	$15,531,937

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

*	Non-income producing security.

PLC - Public Limited Company

REIT - Real Estate Investment Trust

(a)	Money market rate shown represents the rate at December 31, 2017.

Futures Contracts
					Unrealized
Description	Counterparty	Contracts	Expiration Date	Notional Value	Depreciation
LONG
E-mini Russell 2000 Future	Goldman Sachs	8	Mar-18	614,600	$(758)

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined U.S. Core Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2017

Shares		Value
	COMMON STOCKS - 98.9%
	ADVERTISING - 0.1%
965	Interpublic Group of Cos, Inc.	$19,454

	AEROSPACE/DEFENSE - 2.4%
527	Boeing Co.	155,418
404	Lockheed Martin Corp.	129,704
1,296	Raytheon Co.	243,454
164	Rockwell Collins, Inc.	22,242
		550,818
	AGRICULTURE - 1.5%
3,542	Altria Group, Inc.	252,934
1,722	Archer-Daniels-Midland Co.	69,018
345	Bunge Ltd.	23,143
		345,095
	AIRLINES - 0.4%
537	Alaska Air Group, Inc.	39,475
41	Delta Air Lines, Inc.	2,296
659	Southwest Airlines, Co.	43,132
		84,903
	APPAREL - 0.7%
87	Michael Kors Holdings Ltd. *	5,477
2,036	NIKE, Inc.	127,352
49	Ralph Lauren Corp.	5,081
871	Skechers U.S.A., Inc. *	32,959
		170,869
	AUTO MANUFACTURERS - 1.0%
3,278	PACCAR, Inc.	233,000

	AUTO PARTS & EQUIPMENT - 0.8%
267	Aptiv PLC	22,650
2,793	BorgWarner, Inc.	142,694
72	Delphi Technologies PLC *	3,778
263	Tenneco, Inc.	15,396
		184,518
	BANKS - 6.4%
13,230	Bank of America Corp.	390,550
443	Capital One Financial Corp.	44,114
4,554	Citigroup, Inc.	338,863
4,467	Citizens Financial Group, Inc.	187,525
6,033	First Horizon National Corp.	120,600
1,814	First Republic Bank	157,165
2,071	JPMorgan Chase & Co.	221,473
234	SunTrust Banks, Inc.	15,114
319	Wells Fargo & Co.	19,354
99	Western Alliance Bancorp *	5,605
		1,500,363
	BEVERAGES - 1.1%
615	Coca-Cola Co.	28,216
1,774	Coca-Cola European Partners PLC	70,694

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined U.S. Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	BEVERAGES (Continued) - 1.1%
1,862	Molson Coors Brewing Co.	$152,814
82	PepsiCo, Inc.	9,833
		261,557
	BIOTECHNOLOGY - 2.0%
129	Alexion Pharmaceuticals, Inc. *	15,427
552	Amgen, Inc.	95,993
1,040	Celgene Corp. *	108,534
2,797	Gilead Sciences, Inc.	200,377
91	Regeneron Pharmaceuticals, Inc. *	34,212
36	Vertex Pharmaceuticals, Inc. *	5,395
		459,938
	BUILDING MATERIALS - 0.1%
350	Fortune Brands Home & Security, Inc.	23,954

	CHEMICALS - 2.5%
1,802	Air Products & Chemicals, Inc.	295,672
125	Celanese Corp.	13,385
356	Eastman Chemical Co.	32,980
134	NewMarket Corp.	53,250
556	Platform Specialty Products Corp. *	5,516
701	Praxair, Inc.	108,431
982	WR Grace & Co.	68,868
		578,102
	COMMERCIAL SERVICES - 1.1%
216	Automatic Data Processing, Inc.	25,313
782	H&R Block, Inc.	20,504
439	PayPal Holdings, Inc. *	32,319
997	S&P Global, Inc.	168,892
		247,028
	COMPUTERS - 5.1%
184	Accenture PLC	28,169
5,677	Apple, Inc.	960,719
146	EPAM Systems, Inc. *	15,685
2,047	HP, Inc.	43,007
919	International Business Machines Corp.	140,993
582	Pure Storage, Inc. *	9,231
		1,197,804
	COSMETICS/PERSONAL CARE - 1.5%
2,013	Colgate-Palmolive Co.	151,881
1,521	Estee Lauder Cos, Inc.	193,532
		345,413
	DIVERSIFIED FINANCIAL SERVICES - 5.2%
213	Ally Financial, Inc.	6,211
661	Charles Schwab Corp.	33,956
561	CME Group, Inc.	81,934
667	Franklin Resources, Inc.	28,901
3,379	Intercontinental Exchange, Inc.	238,422
3,264	Invesco Ltd.	119,267
143	Legg Mason, Inc.	6,003

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined U.S. Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	DIVERSIFIED FINANCIAL SERVICES (Continued) - 5.2%
2,617	Mastercard, Inc.	$396,109
353	Raymond James Financial, Inc.	31,523
2,452	Visa, Inc.	279,577
		1,221,903
	ELECTRIC - 2.1%
5,695	CMS Energy Corp.	269,374
1,485	Portland General Electric Co.	67,686
2,343	PPL Corp.	72,516
1,626	Westar Energy, Inc.	85,853
		495,429
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.2%
799	AMETEK, Inc.	57,904

	ELECTRONICS - 1.5%
324	Allegion PLC	25,777
710	Amphenol Corp.	62,338
450	Corning, Inc.	14,396
1,412	Honeywell International, Inc.	216,544
298	SYNNEX Corp.	40,513
22	TE Connectivity Ltd.	2,091
		361,659
	ENVIRONMENTAL CONTROL - 0.2%
666	Waste Management, Inc.	57,476

	FOOD - 2.1%
1,036	Hershey Co.	117,596
2,544	Kellogg Co.	172,941
252	McCormick & Co., Inc.	25,681
2,590	Performance Food Group Co. *	85,729
1,070	Tyson Foods, Inc.	86,745
298	US Foods Holding Corp. *	9,515
		498,207
	GAS - 0.8%
2,065	UGI Corp	96,952
1,369	Vectren Corp.	89,012
		185,964
	HAND/MACHINE TOOLS - 0.3%
403	Stanley Black & Decker, Inc.	68,385

	HEALTHCARE PRODUCTS - 3.2%
2,297	Abbott Laboratories	131,090
766	Agilent Technologies, Inc.	51,299
520	Baxter International, Inc.	33,613
146	Boston Scientific Corp. *	3,619
2,277	Danaher Corp.	211,351
866	Edwards Lifesciences Corp. *	97,607
123	IDEXX Laboratories, Inc. *	19,235
2,263	Medtronic PLC	182,737
		730,551

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined U.S. Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	HEALTHCARE - SERVICES - 2.1%
334	Aetna, Inc.	$60,250
534	Humana, Inc.	132,469
1,364	UnitedHealth Group, Inc.	300,707
31	WellCare Health Plans, Inc.	6,234
		499,660
	HOME FURNISHINGS - 0.3%
358	Whirlpool Corp.	60,373

	HOUSEHOLD PRODUCTS/WARES - 0.3%
1,619	Church & Dwight Co., Inc.	81,225

	INSURANCE - 4.7%
1,767	Allstate Corp.	185,023
954	Athene Holding Ltd. *	49,331
1,470	Berkshire Hathaway, Inc. *	291,383
236	Essent Group Ltd. *	10,247
3,578	Hartford Financial Services Group, Inc.	201,370
211	Lincoln National Corp.	16,220
1,479	Prudential Financial, Inc.	170,055
2,971	Unum Group	163,078
		1,086,707
	INTERNET - 7.6%
300	Alphabet, Inc. - Class A *	316,020
286	Alphabet, Inc. - Class C *	299,270
355	Amazon.com, Inc. *	415,162
397	eBay, Inc. *	14,983
3,372	Facebook, Inc. *	595,023
314	Netflix, Inc. *	60,275
174	Palo Alto Networks, Inc. *	25,220
20	Priceline Group, Inc. *	34,755
98	Yelp, Inc. *	4,112
		1,764,820
	LEISURE - 0.9%
3,153	Carnival Corp.	209,265

	LODGING - 0.3%
486	Marriott International, Inc.	65,965

	MACHINERY - CONSTRUCTION & MINING - 0.5%
680	Caterpillar, Inc.	107,154

	MACHINERY - DIVERSIFIED - 0.9%
609	Cummins, Inc.	107,574
100	Rockwell Automation, Inc.	19,635
1,173	Xylem, Inc.	79,999
		207,208
	MEDIA - 3.0%
4,197	Comcast Corp.	168,090
1,221	John Wiley & Sons, Inc.	80,281

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined U.S. Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	MEDIA (Continued) - 3.0%
790	Time Warner, Inc.	$72,261
3,553	Walt Disney Co.	381,983
		702,615
	METAL FABRICATE/HARDWARE - 0.1%
601	Worthington Industries, Inc.	26,480

	MINING - 0.5%
3,475	Newmont Mining Corp.	130,382

	MISCELLANEOUS MANUFACTURER - 2.5%
1,340	3M Co.	315,396
3,428	General Electric Co.	59,819
1,026	Illinois Tool Works, Inc.	171,188
140	Parker-Hannifin Corp.	27,941
		574,344
	OIL & GAS - 3.7%
614	Anadarko Petroleum Corp.	32,935
484	Chevron Corp.	60,592
4,198	ConocoPhillips	230,428
2,569	Exxon Mobil Corp.	214,871
1,745	Marathon Oil Corp.	29,543
1,428	Marathon Petroleum Corp.	94,219
2,053	Occidental Petroleum Corp.	151,224
641	Valero Energy Corp.	58,914
		872,726
	OIL & GAS SERVICES - 1.0%
1,464	Baker Hughes a GE Co.	46,321
3,646	Halliburton Co.	178,180
		224,501
	PACKAGING & CONTAINERS - 0.3%
1,233	Crown Holdings, Inc. *	69,356
98	WestRock Co.	6,195
		75,551
	PHARMACEUTICALS - 6.6%
2,838	AbbVie, Inc.	274,463
165	AmerisourceBergen Corp.	15,150
4,475	Bristol-Myers Squibb Co.	274,228
694	Cardinal Health, Inc.	42,521
95	Eli Lilly & Co.	8,024
1,049	Express Scripts Holding Co. *	78,297
3,329	Johnson & Johnson	465,128
212	McKesson Corp.	33,061
3,756	Merck & Co., Inc.	211,350
1,758	Zoetis, Inc.	126,646
		1,528,868
	PIPELINES - 0.8%
1,454	ONEOK, Inc.	77,716
3,811	Williams Cos, Inc.	116,197
		193,913

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined U.S. Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	REAL ESTATE - 0.4%
2,065	CBRE Group, Inc. *	$89,435
79	Jones Lang LaSalle, Inc.	11,765
		101,200
	REAL ESTATE INVESTMENT TRUSTS - 2.4%
1,151	Alexandria Real Estate Equities, Inc.	150,309
1,539	National Retail Properties, Inc.	66,377
1,466	Outfront Media, Inc.	34,011
1,587	Prologis, Inc.	102,377
101	Regency Centers Corp.	6,987
920	Simon Property Group, Inc.	158,001
134	Ventas, Inc.	8,041
471	Weingarten Realty Investors	15,482
		541,585
	RETAIL - 5.4%
193	CarMax, Inc. *	12,377
54	Costco Wholesale Corp.	10,050
386	CVS Health Corp.	27,985
207	Dollar General Corp.	19,253
946	GameStop Corp.	16,981
67	Kohl’s Corp.	3,633
2,798	Lowe’s Cos, Inc.	260,046
1,926	McDonald’s Corp.	331,503
2,303	Penske Automotive Group, Inc.	110,199
382	Ross Stores, Inc.	30,656
1,644	Target Corp.	107,271
384	Tiffany & Co.	39,917
260	TJX Cos, Inc.	19,880
340	Tractor Supply Co.	25,415
331	Walgreens Boots Alliance, Inc.	24,037
2,344	Wal-Mart Stores, Inc.	231,470
		1,270,673
	SEMICONDUCTORS - 3.9%
152	Broadcom Ltd.	39,049
4,158	Intel Corp.	191,933
182	KLA-Tencor Corp.	19,123
84	Lam Research Corp.	15,462
1,915	Maxim Integrated Products, Inc.	100,116
250	NVIDIA Corp.	48,375
1,494	QUALCOMM, Inc.	95,646
476	Skyworks Solutions, Inc.	45,196
3,433	Texas Instruments, Inc.	358,543
		913,443
	SOFTWARE - 5.4%
2,448	Activision Blizzard, Inc.	155,007
436	Adobe Systems, Inc. *	76,405
337	Electronic Arts, Inc. *	35,405
1,255	Fidelity National Information Services, Inc.	118,083

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined U.S. Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	SOFTWARE (Continued) - 5.4%
530	Intuit, Inc.	$83,623
5,652	Microsoft Corp.	483,472
5,883	Oracle Corp.	278,148
156	Synopsys, Inc. *	13,297
62	Veeva Systems, Inc. *	3,427
		1,246,867
	TELECOMMUNICATIONS - 1.9%
1,265	AT&T, Inc.	49,183
2,390	Cisco Systems, Inc.	91,537
9,545	Sprint Corp. *	56,220
1,081	T-Mobile US, Inc. *	68,654
2,890	Verizon Communications, Inc.	152,968
944	Zayo Group Holdings, Inc. *	34,741
		453,303
	TRANSPORTATION - 1.1%
1,105	Norfolk Southern Corp.	160,115
736	Union Pacific Corp.	98,698
		258,813

	TOTAL COMMON STOCKS (Cost - $22,480,860)	23,077,935

	SHORT-TERM INVESTMENT - 1.9%
	MONEY MARKET FUND - 1.9%
454,615	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 1.14% (a)(Cost - $454,615)	454,615

	TOTAL INVESTMENTS - 100.8% (Cost - $22,935,475)	$23,532,550
	OTHER ASSETS LESS LIABILITIES - NET - (0.8)%	(196,415)
	TOTAL NET ASSETS - 100.0%	$23,336,135

*	Non-income producing security.

PLC - Public Limited Company

REIT - Real Estate Investment Trust

(a)	Money market rate shown represents the rate at December 31, 2017.

Futures Contracts
					Unrealized
Description	Counterparty	Contracts	Expiration Date	Notional Value	Appreciation
LONG
S&P 500 E-mini Future	Goldman Sachs	3	Mar-18	401,400	$52

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2017

Shares		Value
	COMMON STOCKS - 98.4%
	ADVERTISING - 0.2%
25,352	Interpublic Group of Cos, Inc.	$511,096

	AEROSPACE/DEFENSE - 1.7%
4,111	General Dynamics Corp.	836,383
2,997	Lockheed Martin Corp.	962,187
1,447	Orbital ATK, Inc.	190,281
18,914	Raytheon Co.	3,552,995
		5,541,846
	AGRICULTURE - 0.9%
4,698	Altria Group, Inc.	335,484
40,540	Archer-Daniels-Midland Co.	1,624,843
11,686	Bunge Ltd.	783,897
2,262	Philip Morris International, Inc.	238,980
		2,983,204
	AIRLINES - 0.5%
11,401	Alaska Air Group, Inc.	838,088
13,890	Delta Air Lines, Inc.	777,840
987	Southwest Airlines, Co.	64,599
		1,680,527
	APPAREL - 0.3%
843	Michael Kors Holdings Ltd. *	53,067
1,275	NIKE, Inc.	79,751
1,688	Ralph Lauren Corp.	175,029
17,074	Skechers U.S.A., Inc. *	646,080
		953,927
	AUTO MANUFACTURERS - 1.5%
33,919	Ford Motor Co.	423,648
22,180	General Motors Co.	909,158
50,142	PACCAR, Inc.	3,564,093
		4,896,899
	AUTO PARTS & EQUIPMENT - 0.8%
33,297	BorgWarner, Inc.	1,701,144
1,009	Delphi Technologies PLC *	52,942
11,322	Tenneco, Inc.	662,790
		2,416,876
	BANKS - 13.9%
305,075	Bank of America Corp.	9,005,814
4,141	Bank of Hawaii Corp.	354,884
21,316	Capital One Financial Corp.	2,122,647
89,469	Citigroup, Inc.	6,657,388
72,341	Citizens Financial Group, Inc.	3,036,875
3,190	Comerica, Inc.	276,924
726	First Hawaiian, Inc.	21,185
120,329	First Horizon National Corp.	2,405,377
23,695	First Republic Bank	2,052,935
3,334	Goldman Sachs Group, Inc.	849,370
69,065	JPMorgan Chase & Co.	7,385,811
20,694	Morgan Stanley	1,085,814

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	BANKS (Continued) - 13.9%
6,447	Popular, Inc.	$228,804
33,895	SunTrust Banks, Inc.	2,189,278
18,183	US Bancorp	974,245
67,096	Wells Fargo & Co.	4,070,714
13,177	Western Alliance Bancorp *	746,082
12,197	Wintrust Financial Corp.	1,004,667
		44,468,814
	BEVERAGES - 1.0%
24,277	Coca-Cola European Partners PLC	967,438
28,245	Molson Coors Brewing Co.	2,318,067
		3,285,505
	BIOTECHNOLOGY - 1.3%
313	Alexion Pharmaceuticals, Inc. *	37,432
9,203	Amgen, Inc.	1,600,402
443	Celgene Corp. *	46,231
32,295	Gilead Sciences, Inc.	2,313,614
		3,997,679
	BUILDING MATERIALS - 0.2%
10,469	Fortune Brands Home & Security, Inc.	716,498
847	Johnson Controls International PLC	32,279
		748,777
	CHEMICALS - 2.2%
23,943	Air Products & Chemicals, Inc.	3,928,567
2,167	Celanese Corp.	232,042
7,613	Eastman Chemical Co.	705,268
2,478	NewMarket Corp.	984,732
25,686	Platform Specialty Products Corp. *	254,805
11,626	WR Grace & Co.	815,331
		6,920,745
	COAL - 0.1%
4,448	CONSOL Energy, Inc. *	175,740
1,316	Peabody Energy Corp. *	51,811
		227,551
	COMMERCIAL SERVICES - 0.4%
13,901	H&R Block, Inc.	364,484
6,149	S&P Global, Inc.	1,041,641
		1,406,125
	COMPUTERS - 1.0%
6,471	Apple, Inc.	1,095,087
32,432	HP, Inc.	681,396
7,076	International Business Machines Corp.	1,085,600
4,782	Pure Storage, Inc. *	75,843
4,615	Western Digital Corp.	367,031
		3,304,957
	COSMETICS/PERSONAL CARE - 1.8%
32,034	Colgate-Palmolive Co.	2,416,965
10,449	Estee Lauder Cos, Inc.	1,329,531
23,082	Proctor & Gamble Co.	2,120,774
		5,867,270

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	DIVERSIFIED FINANCIAL SERVICES - 4.1%
34,396	Ally Financial, Inc.	$1,002,987
7,604	CME Group, Inc.	1,110,564
27,137	Franklin Resources, Inc.	1,175,846
48,339	Intercontinental Exchange, Inc.	3,410,800
58,516	Invesco Ltd.	2,138,175
21,920	Legg Mason, Inc.	920,202
14,687	Mastercard, Inc.	2,223,024
7,704	OneMain Holdings, Inc. *	200,227
7,745	Raymond James Financial, Inc.	691,629
5,883	Synchrony Financial	227,143
		13,100,597
	ELECTRIC - 4.5%
11,900	Black Hills Corp.	715,309
9,024	Calpine Corp. *	136,533
28,624	CenterPoint Energy, Inc.	811,777
81,017	CMS Energy Corp.	3,832,104
11,673	DTE Energy Co.	1,277,727
892	IDACORP, Inc.	81,493
30,358	OGE Energy Corp.	999,082
6,134	PG&E Corp.	274,987
18,274	Pinnacle West Capital Corp.	1,556,579
25,801	Portland General Electric Co.	1,176,010
75,320	PPL Corp.	2,331,154
23,299	Westar Energy, Inc.	1,230,187
		14,422,942
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.3%
12,937	AMETEK, Inc.	937,544

	ELECTRONICS - 1.2%
2,176	Agilent Technologies, Inc.	145,727
5,919	Allegion PLC	470,916
666	Arrow Electronics, Inc. *	53,553
14,291	Corning, Inc.	457,169
13,261	Honeywell International, Inc.	2,033,707
4,575	SYNNEX Corp.	621,971
		3,783,043
	ENGINEERING & CONSTRUCTION - 0.0%
1,887	Fluor Corp.	97,464

	ENTERTAINMENT - 0.0%
2,731	Lions Gate Entertainment Corp. *	92,335

	ENVIRONMENTAL CONTROL - 0.1%
3,335	Waste Management, Inc.	287,811

	FOOD - 2.1%
8,888	Hershey Co.	1,008,877
672	JM Smucker Co.	83,489
41,566	Kellogg Co.	2,825,657

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	FOOD (Continued) - 2.1%
286	McCormick & Co., Inc.	$29,146
24,551	Performance Food Group Co. *	812,638
7,361	Post Holdings, Inc. *	583,212
13,868	Tyson Foods, Inc.	1,124,279
9,885	US Foods Holding Corp. *	315,628
		6,782,926
	GAS - 1.4%
47,881	UGI Corp	2,248,013
32,357	Vectren Corp.	2,103,852
		4,351,865
	HAND/MACHINE TOOLS - 0.4%
7,150	Stanley Black & Decker, Inc.	1,213,284

	HEALTHCARE PRODUCTS - 2.8%
36,693	Abbott Laboratories	2,094,070
4,893	Baxter International, Inc.	316,284
31,766	Danaher Corp.	2,948,520
3,844	Edwards Lifesciences Corp. *	433,257
39,744	Medtronic PLC	3,209,328
		9,001,459
	HEALTHCARE - SERVICES - 1.1%
5,497	Aetna, Inc.	991,604
2,069	Anthem, Inc.	465,546
3,568	Humana, Inc.	885,114
4,530	UnitedHealth Group, Inc.	998,684
694	WellCare Health Plans, Inc. *	139,570
		3,480,518
	HOLDING COMPANIES - DIVERS - 0.3%
33,019	Leucadia National Corp.	874,673

	HOME FURNISHINGS - 0.3%
6,437	Whirlpool Corp.	1,085,536

	HOUSEHOLD PRODUCTS/WARES - 0.5%
31,541	Church & Dwight Co., Inc.	1,582,412

	INSURANCE - 7.4%
21,723	Allstate Corp.	2,274,615
731	Aspen Insurance Holdings Ltd.	29,679
1,899	Assured Guaranty Ltd.	64,319
19,620	Athene Holding Ltd. *	1,014,550
41,601	Berkshire Hathaway, Inc. *	8,246,150
1,849	Everest Re Group Ltd.	409,110
2,696	First American Financial Corp.	151,084
5,572	Hanover Insurance Group, Inc.	602,222
69,916	Hartford Financial Services Group, Inc.	3,934,872
5,521	Lincoln National Corp.	424,399
5,847	Principal Financial Group, Inc.	412,564
25,232	Prudential Financial, Inc.	2,901,175

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	INSURANCE (Continued) - 7.4%
1,605	Reinsurance Group of America, Inc.	$250,268
55,193	Unum Group	3,029,544
		23,744,551
	INTERNET - 0.6%
2,210	eBay, Inc. *	83,405
7,156	Facebook, Inc. *	1,262,748
1,991	Palo Alto Networks, Inc. *	288,576
9,120	Twitter, Inc. *	218,971
		1,853,700
	IRON/STEEL - 0.2%
6,108	Reliance Steel & Aluminum Co.	524,005

	LEISURE TIME - 0.7%
32,242	Carnival Corp.	2,139,902

	LODGING - 0.0%
1,486	Extended Stay America, Inc.	28,234

	MACHINERY - DIVERSIFIED - 0.8%
8,663	Cummins, Inc.	1,530,232
15,817	Xylem, Inc.	1,078,719
		2,608,951
	MEDIA - 2.2%
9,473	Comcast Corp.	379,394
12,994	John Wiley & Sons, Inc.	854,356
19,492	Time Warner, Inc.	1,782,933
37,533	Walt Disney Co.	4,035,173
		7,051,856
	METAL FABRICATE/HARDWARE - 0.2%
11,003	Worthington Industries, Inc.	484,792

	MINING - 0.7%
61,211	Newmont Mining Corp.	2,296,637

	MISCELLANEOUS MANUFACTURER - 1.9%
9,181	3M Co.	2,160,932
2,698	Donaldson Co., Inc.	132,067
13,440	Eaton Corp. PLC	1,061,894
107,382	General Electric Co.	1,873,816
2,781	Illinois Tool Works, Inc.	464,010
1,010	Parker-Hannifin Corp.	201,576
847	Trinseo SA	61,492
		5,955,787
	OIL & GAS - 7.6%
20,576	Anadarko Petroleum Corp.	1,103,697
17,640	Antero Resources Corp. *	335,160
23,013	Chevron Corp.	2,880,997
79,492	ConocoPhillips	4,363,316
6,380	Continental Resources, Inc. *	337,949

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	OIL & GAS (Continued) - 7.6%
9,773	Devon Energy Corp.	$404,602
80,115	Exxon Mobil Corp.	6,700,819
51,250	Marathon Oil Corp.	867,663
27,155	Marathon Petroleum Corp.	1,791,687
4,751	Newfield Exploration Co. *	149,799
47,562	Occidental Petroleum Corp.	3,503,417
22,633	Range Resources Corp.	386,119
14,810	Valero Energy Corp.	1,361,187
		24,186,412
	OIL & GAS SERVICES - 1.6%
46,154	Baker Hughes a GE Co.	1,460,313
58,424	Halliburton Co.	2,855,181
11,229	Schlumberger Ltd.	756,722
		5,072,216
	PACKAGING & CONTAINERS - 0.2%
10,669	Crown Holdings, Inc. *	600,131
1,846	WestRock Co.	116,686
		716,817
	PHARMACEUTICALS - 7.9%
11,680	AbbVie, Inc.	1,129,573
52,073	Bristol-Myers Squibb Co.	3,191,033
18,778	Cardinal Health, Inc.	1,150,528
22,463	Express Scripts Holding Co. *	1,676,638
63,702	Johnson & Johnson	8,900,443
4,768	McKesson Corp.	743,570
88,111	Merk & Co., Inc.	4,958,006
3,858	Perrigo Co PLC	336,263
53,365	Pfizer, Inc.	1,932,880
14,303	Zoetis, Inc.	1,030,388
		25,049,322
	PIPELINES - 1.1%
21,535	ONEOK, Inc.	1,151,046
8,869	Plains GP Holdings LP	194,675
70,018	Williams Cos, Inc.	2,134,849
		3,480,570
	REAL ESTATE - 0.4%
25,959	CBRE Group, Inc. *	1,124,284
1,955	Jones Lang LaSalle, Inc.	291,158
		1,415,442
	REAL ESTATE INVESTMENT TRUSTS - 4.2%
20,921	Alexandria Real Estate Equities, Inc.	2,732,073
34,718	Annaly Capital Management, Inc.	412,797
39,299	Apple Hospitality REIT, Inc.	770,653
16,828	Gaming and Leisure Properties, Inc.	622,636
6,016	Hudson Pacific Properties, Inc.	206,048
7,804	MGM Growth Properties LLC	227,487
34,909	National Retail Properties, Inc.	1,505,625
24,946	Outfront Media, Inc.	578,747
19,605	Prologis, Inc.	1,264,719
8,907	Realty Income Corp.	507,877

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	REAL ESTATE INVESTMENT TRUSTS (Continued) - 4.2%
7,044	Regency Centers Corp.	$487,304
11,436	Simon Property Group, Inc.	1,964,019
18,189	Two Harbors Investment Corp.	295,753
15,645	Ventas, Inc.	938,856
31,366	Weingarten Realty Investors	1,031,000
		13,545,594
	RETAIL - 4.1%
16,049	CVS Health Corp.	1,163,553
22,527	GameStop Corp.	404,360
6,585	Kohl’s Corp.	357,105
17,794	Lowe’s Cos, Inc.	1,653,774
8,122	McDonald’s Corp.	1,397,959
19,287	Penske Automotive Group, Inc.	922,883
25,476	Target Corp.	1,662,309
4,851	Tiffany & Co.	504,261
11,967	Walgreens Boots Alliance, Inc.	869,044
40,871	Wal-Mart Stores, Inc.	4,036,011
6,677	World Fuel Services Corp.	187,891
		13,159,150
	SAVINGS & LOANS - 0.1%
24,499	TFS Financial Corp.	366,015

	SEMICONDUCTORS - 3.3%
96,017	Intel Corp.	4,432,145
1,787	Maxim Integrated Products, Inc.	93,424
36,965	QUALCOMM, Inc.	2,366,499
33,255	Texas Instruments, Inc.	3,473,152
		10,365,220
	SOFTWARE - 2.1%
8,392	Activision Blizzard, Inc.	531,381
15,855	Fidelity National Information Services, Inc.	1,491,797
95,214	Oracle Corp.	4,501,718
		6,524,896
	TELECOMMUNICATIONS - 3.4%
90,342	AT&T, Inc.	3,512,497
12,742	CenturyLink, Inc.	212,537
77,651	Cisco Systems, Inc.	2,974,033
175,568	Sprint Corp. *	1,034,096
17,529	Telephone & Data Systems, Inc.	487,306
12,557	T-Mobile US, Inc. *	797,495
31,433	Verizon Communications, Inc.	1,663,749
5,338	Zayo Group Holdings, Inc. *	196,438
		10,878,151
	TRANSPORTATION - 0.8%
16,865	Norfolk Southern Corp.	2,443,739

	TOTAL COMMON STOCKS (Cost - $305,345,269)	314,198,166

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	SHORT-TERM INVESTMENT - 1.4%
	MONEY MARKET FUND - 1.4%
4,345,638	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 1.14% (a)(Cost - $4,345,638)	$4,345,638

	TOTAL INVESTMENTS - 99.8% (Cost - $309,690,907)	$318,543,804
	OTHER ASSETS LESS LIABILITIES - NET - 0.2%	640,397
	TOTAL NET ASSETS - 100.0%	$319,184,201

*	Non-income producing security.

PLC - Public Limited Company

REIT - Real Estate Investment Trust

(a)	Money market rate shown represents the rate at December 31, 2017.

Futures Contracts
					Unrealized
Description	Counterparty	Contracts	Expiration Date	Notional Value	Appreciation
LONG
S&P 500 E-mini Future	Goldman Sachs	38	Mar-18	5,084,400	$47,036

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2017

Principal Amount		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS & NOTES - 98.0%
	AEROSPACE/DEFENSE - 0.8%
$40,000	Kratos Defense & Security Solutions, Inc. (a)	6.50	11/30/2025	$41,600
300,000	Orbital ATK, Inc.	5.50	10/1/2023	316,500
200,000	TransDigm, Inc.	6.50	7/15/2024	205,000
100,000	Triumph Group, Inc. (a)	7.75	8/15/2025	106,125
				669,225
	AGRICULTURE - 1.0%
400,000	Alliance One International, Inc.	9.88	7/15/2021	368,000
500,000	Vector Group, Ltd. (a)	6.13	2/1/2025	517,500
				885,500
	APPAREL - 0.1%
100,000	Levi Strauss & Co.	5.00	5/1/2025	104,250

	AUTO MANUFACTURERS - 2.2%
250,000	BCD Acquisition, Inc. (a)	9.63	9/15/2023	275,000
1,100,000	Fiat Chrysler Automobiles NV	5.25	4/15/2023	1,151,590
400,000	Navistar International Corp. (a)	6.63	11/1/2025	417,352
				1,843,942
	AUTO PARTS & EQUIPMENT - 1.7%
200,000	Allison Transmission, Inc. (a)	4.75	10/1/2027	201,250
100,000	American Axle & Manufacturing, Inc. (a)	6.25	4/1/2025	105,250
100,000	Cooper-Standard Automotive, Inc. (a)	5.63	11/15/2026	103,250
400,000	Dana Financing Luxembourg Sarl (a)	5.75	4/15/2025	421,500
200,000	IHO Verwaltungs GmbH (a,b)	4.75	9/15/2026	203,000
400,000	Titan International, Inc. (a)	6.50	11/30/2023	407,000
				1,441,250
	BANKS - 0.4%
150,000	Provident Funding Associates LP / PFG Finance Corp. (a)	6.38	6/15/2025	157,500
200,000	Royal Bank of Scotland Group PLC	6.13	12/15/2022	219,216
				376,716
	BUILDING MATERIALS - 2.4%
200,000	Airxcel, Inc. (a)	8.50	2/15/2022	212,000
500,000	Builders FirstSource, Inc. (a)	5.63	9/1/2024	520,350
100,000	Griffon Corp.	5.25	3/1/2022	101,000
80,000	Jeld-Wen, Inc. (a)	4.63	12/15/2025	80,600
80,000	Jeld-Wen, Inc. (a)	4.88	12/15/2027	80,800
500,000	Ply Gem Industries, Inc.	6.50	2/1/2022	516,250
200,000	RSI Home Products, Inc. (a)	6.50	3/15/2023	209,500
100,000	Standard Industries, Inc. (a)	5.38	11/15/2024	104,530
100,000	Summit Materials LLC / Summit Materials Finance Corp. (a)	5.13	6/1/2025	102,000
100,000	Summit Materials LLC / Summit Materials Finance Corp.	6.13	7/15/2023	104,000
				2,031,030
	CHEMICALS - 3.6%
500,000	Chemours Co.	5.38	5/15/2027	517,500
400,000	Chemours Co.	6.63	5/15/2023	423,000
100,000	Cornerstone Chemical Co. (a)	6.75	8/15/2024	99,875
100,000	CVR Partners LP / CVR Nitrogen Finance Corp. (a)	9.25	6/15/2023	107,625
300,000	Hexion, Inc. (a)	10.38	2/1/2022	279,188
200,000	INEOS Group Holdings SA (a)	5.63	8/1/2024	208,500
100,000	Kraton Polymers LLC / Kraton Polymers Capital Corp. (a)	10.50	4/15/2023	113,000
350,000	NOVA Chemicals Corp. (a)	4.88	6/1/2024	349,125
35,000	PQ Corp. (a)	5.75	12/15/2025	35,612

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Principal Amount		Coupon Rate (%)	Maturity	Value
	CHEMICALS - 3.6% (Continued)
$100,000	Rain CII Carbon LLC / CII Carbon Corp. (a)	7.25	4/1/2025	$108,875
100,000	Rayonier AM Products, Inc. (a)	5.50	6/1/2024	99,625
400,000	TPC Group, Inc. (a)	8.75	12/15/2020	400,000
200,000	Tronox Finance PLC (a)	5.75	10/1/2025	205,500
100,000	Valvoline, Inc.	4.38	8/15/2025	101,000
				3,048,425
	COAL - 1.0%
100,000	Foresight Energy LLC / Foresight Energy Finance Corp. (a)	11.50	4/1/2023	81,750
200,000	Peabody Energy Corp. (a)	6.00	3/31/2022	207,500
500,000	SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp. (a,b)	7.50	6/15/2025	522,500
				811,750
	COMMERCIAL SERVICES - 2.2%
100,000	APX Group, Inc.	7.63	9/1/2023	105,250
100,000	APTIM Corp. (a,b)	7.75	6/15/2025	95,500
200,000	Jaguar Holding Co. II / Pharmaceutical Product Development LLC (a)	6.38	8/1/2023	202,000
200,000	Live Nation Entertainment, Inc. (a)	4.88	11/1/2024	205,000
200,000	Prime Security Services Borrower LLC / Prime Finance Inc. (a)	9.25	5/15/2023	222,000
100,000	RR Donnelley & Sons Co.	6.50	11/15/2023	96,000
350,000	ServiceMaster Co LLC (The) (a)	5.13	11/15/2024	354,375
125,000	Sotheby’s (a)	4.88	12/15/2025	122,969
100,000	Team Health Holdings, Inc. (a)	6.38	2/1/2025	89,250
400,000	United Rentals North America, Inc.	4.88	1/15/2028	402,000
				1,894,344
	COMPUTERS - 2.4%
100,000	Conduent Finance, Inc. / Conduent Business Services LLC (a)	10.50	12/15/2024	116,780
500,000	Dell International LLC / EMC Corp. (a)	7.13	6/15/2024	547,432
100,000	Exela Intermediate LLC / Exela Finance, Inc. (a)	10.00	7/15/2023	97,250
150,000	Riverbed Technology, Inc. (a)	8.88	3/1/2023	141,563
1,000,000	Western Digital Corp.	10.50	4/1/2024	1,158,750
				2,061,775
	DISTRIBUTION/WHOLESALE - 0.7%
300,000	American Tire Distributors, Inc. (a)	10.25	3/1/2022	309,000
150,000	H&E Equipment Services, Inc. (a)	5.63	9/1/2025	156,750
100,000	LKQ Corp.	4.75	5/15/2023	102,250
				568,000
	DIVERSIFIED FINANCIAL SERVICES - 3.1%
500,000	Ally Financial, Inc.	5.13	9/30/2024	540,625
200,000	Ally Financial, Inc.	5.75	11/20/2025	218,000
200,000	Jefferies Finance LLC / JFIN Co-Issuer Corp. (a)	7.25	8/15/2024	205,250
300,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. (a)	5.25	10/1/2025	298,500
300,000	Nationstar Mortgage LLC / Nationstar Capital Corp.	6.50	7/1/2021	304,125
230,000	NFP Corp. (a)	6.88	7/15/2025	231,725
400,000	OneMain Financial Holdings LLC (a)	6.75	12/15/2019	413,280
100,000	Quicken Loans, Inc. (a)	5.75	5/1/2025	103,501
100,000	Tempo Acquisition LLC / Tempo Acquisition Finance Corp. (a)	6.75	6/1/2025	101,000
215,000	Vantiv LLC / Vanity Issuer Corp. (a)	4.38	11/15/2025	217,726
				2,633,732

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Principal Amount		Coupon Rate (%)	Maturity	Value
	ELECTRIC - 1.3%
$280,000	Calpine Corp. (a)	5.25	6/1/2026	$274,403
100,000	Calpine Corp. (a)	5.38	1/15/2023	97,250
80,000	NRG Energy, Inc. (a)	5.75	1/15/2028	80,800
100,000	NRG Energy, Inc.	7.25	5/15/2026	108,874
200,000	NRG Energy, Inc.	6.63	1/15/2027	211,500
200,000	NRG Yield Operating LLC	5.00	9/15/2026	203,000
100,000	Talen Energy Supply LLC	6.50	6/1/2025	80,750
				1,056,577
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.5%
200,000	Energizer Holdings, Inc. (a)	5.50	6/15/2025	208,310
200,000	WESCO Distribution, Inc.	5.38	6/15/2024	205,500
				413,810
	ELECTRONICS - 0.1%
45,000	Itron, Inc. (a)	5.00	1/15/2026	45,169

	ENGINEEERING & CONSTRUCTION - 0.9%
450,000	AECOM	5.13	3/15/2027	458,392
300,000	Brand Industrial Services, Inc. (a)	8.50	7/15/2025	315,000
				773,392
	ENTERTAINMENT - 0.7%
100,000	Eldorado Resorts, Inc.	6.00	4/1/2025	104,500
100,000	GLP Capital LP / GLP Financing II Inc.	5.38	4/15/2026	107,250
100,000	Mohegan Gaming & Entertainment (a)	7.88	10/15/2024	102,500
200,000	Pinnacle Entertainment, Inc.	5.63	5/1/2024	214,000
100,000	Six Flags Entertainment Corp. (a)	4.88	7/31/2024	101,500
				629,750
	ENVIRONMENTAL CONTROL - 0.4%
200,000	Advanced Disposal Services, Inc. (a)	5.63	11/15/2024	204,500
100,000	Core & Main LP (a)	6.13	8/15/2025	101,500
				306,000
	FOOD - 1.7%
200,000	Albertsons Cos. LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertson’s LLC	6.63	6/15/2024	189,500
100,000	Lamb Weston Holdings,Inc. (a)	4.88	11/1/2026	104,500
800,000	Pilgrim’s Pride Corp. (a)	5.88	9/30/2027	824,000
200,000	Simmons Foods, Inc. (a)	5.75	11/1/2024	198,750
100,000	SUPERVALU, Inc.	7.75	11/15/2022	98,250
				1,415,000
	FOOD SERVICE - 0.3%
200,000	Aramark Services, Inc.	5.13	1/15/2024	209,900

	FOREST PRODUCTS & PAPER - 0.3%
25,000	Cascades, Inc. (a)	5.50	7/15/2022	25,687
200,000	Clearwater Paper Corp. (a)	5.38	2/1/2025	201,000
				226,687
	GAS- 1.2%
400,000	AmeriGas Partners LP / AmeriGas Finance Corp.	5.50	5/20/2025	404,000
200,000	AmeriGas Partners LP / AmeriGas Finance Corp.	5.63	5/20/2024	208,000
400,000	AmeriGas Partners LP / AmeriGas Finance Corp.	5.75	5/20/2027	404,000
				1,016,000
	HAND-MACHINE TOOLS - 0.1%
100,000	Apex Tool Group LLC (a)	7.00	2/1/2021	96,250

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Principal Amount		Coupon Rate (%)	Maturity	Value
	HEALTHCARE PRODUCTS - 2.3%
$100,000	Avantor, Inc. (a)	6.00	10/1/2024	$99,625
300,000	DJO Finco, Inc. / DJO Finance LLC / DJO Finance Corp. (a)	8.13	6/15/2021	280,500
200,000	Hill-Rom Holdings, Inc. (a)	5.75	9/1/2023	209,250
200,000	Kinetic Concepts, Inc. / KCI USA, Inc. (a)	7.88	2/15/2021	209,000
200,000	Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA (a)	6.63	5/15/2022	201,000
900,000	Teleflex, Inc.	4.63	11/15/2027	907,695
				1,907,070
	HEALTHCARE SERVICES - 4.0%
100,000	Centene Corp.	4.75	1/15/2025	101,750
400,000	CHS/Community Health Systems, Inc.	6.25	3/31/2023	360,000
500,000	Encompass Health Corp.	5.75	11/1/2024	511,875
400,000	HCA, Inc.	5.25	6/15/2026	424,000
400,000	HCA, Inc.	6.50	2/15/2020	424,000
600,000	HCA, Inc.	5.38	2/1/2025	621,000
300,000	Kindred Healthcare, Inc.	8.75	1/15/2023	318,000
100,000	MPH Acquisition Holdings LLC (a)	7.13	6/1/2024	106,500
100,000	RegionalCare Hospital Partners Holdings, Inc. (a)	8.25	5/1/2023	105,500
100,000	Tenet Healthcare Corp. (a)	4.63	7/15/2024	97,500
100,000	Tenet Healthcare Corp. (a)	5.13	5/1/2025	97,500
100,000	WellCare Health Plans, Inc.	5.25	4/1/2025	105,500
100,000	West Street Merger Sub, Inc. (a)	6.38	9/1/2025	100,250
				3,373,375
	HOME BUILDERS - 3.5%
150,000	Ashton Woods USA LLC / Ashton Woods Finance Co. (a)	6.75	8/1/2025	149,812
400,000	Beazer Homes USA, Inc. (a)	5.88	10/15/2027	402,000
200,000	CalAtlantic Group, Inc.	5.00	6/15/2027	207,500
200,000	Century Communities, Inc.	5.88	7/15/2025	201,000
100,000	K Hovnanian Enterprises, Inc. (a)	10.00	7/15/2022	110,000
100,000	K Hovnanian Enterprises, Inc. (a)	10.50	7/15/2024	114,750
100,000	Mattamy Group Corp. (a)	6.88	12/15/2023	105,750
200,000	Meritage Homes Corp.	5.13	6/6/2027	203,500
400,000	PulteGroup, Inc.	5.50	3/1/2026	435,000
400,000	PulteGroup, Inc.	5.00	1/15/2027	418,000
400,000	Toll Brothers Finance Corp.	4.88	3/15/2027	415,000
200,000	TRI Pointe Group, Inc. / TRI Pointe Homes, Inc.	5.88	6/15/2024	213,500
				2,975,812
	HOUSEWARES - 0.3%
100,000	American Greetings Corp. (a)	7.88	2/15/2025	108,000
100,000	Scotts Miracle-Gro Co.	6.00	10/15/2023	105,875
				213,875
	INSURANCE - 0.3%
100,000	AssuredPartners, Inc. (a)	7.00	8/15/2025	99,500
100,000	CNO Financial Group, Inc.	5.25	5/30/2025	105,500
100,000	Radian Group, Inc.	4.50	10/1/2024	102,450
				307,450
	INTERNET - 3.1%
200,000	Cogent Communications Group, Inc. (a)	5.38	3/1/2022	210,000
195,000	Match Group, Inc. (a)	5.00	12/15/2027	197,925
400,000	Netflix, Inc.	4.38	11/15/2026	391,000
300,000	Netflix, Inc. (a)	4.88	4/15/2028	294,000
400,000	VeriSign, Inc.	4.75	7/15/2027	409,000
200,000	VeriSign, Inc.	5.25	4/1/2025	217,750
500,000	Zayo Group LLC / Zayo Capital Inc.	6.00	4/1/2023	520,775
400,000	Zayo Group LLC / Zayo Capital Inc. (a)	5.75	1/15/2027	408,000
				2,648,450

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Principal Amount		Coupon Rate (%)	Maturity	Value
	IRON/STEEL - 2.7%
$200,000	AK Steel Corp.	6.38	10/15/2025	$198,000
200,000	AK Steel Corp.	7.50	7/15/2023	216,500
100,000	Allegheny Technologies, Inc.	5.95	1/15/2021	102,000
400,000	Big River Steel LLC / BRS Finance Corp. (a)	7.25	9/1/2025	423,000
250,000	BlueScope Steel Finance Ltd. / BlueScope Steel Finance USA LLC (a)	6.50	5/15/2021	260,625
400,000	Cleveland-Cliffs, Inc. (a)	5.75	3/1/2025	380,500
200,000	Commercial Metals Co.	5.38	7/15/2027	204,000
500,000	United States Steel Corp.	6.88	8/15/2025	521,900
				2,306,525
	LEISURE TIME - 0.3%
200,000	Carlson Travel, Inc. (a)	6.75	12/15/2023	181,000
100,000	Viking Cruises Ltd. (a)	5.88	9/15/2027	101,750
				282,750
	LODGING - 2.4%
100,000	Hilton Domestic Operating Co, Inc.	4.25	9/1/2024	101,000
100,000	Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp. (a)	6.75	11/15/2021	105,250
400,000	MGM Resorts International	6.00	3/15/2023	432,000
350,000	Station Casinos LLC (a)	5.00	10/1/2025	351,750
200,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. (a)	5.50	3/1/2025	206,000
800,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. (a)	5.25	5/15/2027	811,000
				2,007,000
	MACHINERY - CONSTRUCTION & MINING - 0.4%
300,000	BlueLine Rental Finance Corp./ BlueLine Rental LLC (a)	9.25	3/15/2024	320,250

	MACHINERY - DIVERSIFIED - 0.2%
140,000	Cleaver-Brooks, Inc. (a)	7.88	3/1/2023	143,500

	MEDIA - 7.5%
200,000	Altice Financing SA (a)	7.50	5/15/2026	213,000
200,000	Altice Financing SA (a)	6.63	2/15/2023	209,420
200,000	Altice Luxembourg SA (a)	7.75	5/15/2022	197,000
200,000	Altice US Finance I Corp. (a)	5.50	5/15/2026	203,750
200,000	Cablevision Systems Corp.	5.88	9/15/2022	197,000
100,000	CCO Holdings LLC / CCO Holdings Capital Corp. (a)	5.00	2/1/2028	97,250
200,000	CCO Holdings LLC / CCO Holdings Capital Corp. (a)	5.13	5/1/2027	197,000
200,000	CCO Holdings LLC / CCO Holdings Capital Corp. (a)	5.50	5/1/2026	205,000
150,000	Cengage Learning, Inc. (a)	9.50	6/15/2024	135,750
200,000	Cequel Communications Holdings I LLC / Cequel Capital Corp. (a)	5.13	12/15/2021	200,500
500,000	CSC Holdings LLC	5.25	6/1/2024	492,500
300,000	DISH DBS Corp.	7.75	7/1/2026	315,375
200,000	DISH DBS Corp.	5.88	11/15/2024	194,750
200,000	DISH DBS Corp.	6.75	6/1/2021	210,000
100,000	Gray Television Inc. (a)	5.88	7/15/2026	102,500
100,000	Midcontinent Communications / Midcontinent Finance Corp. (a)	6.88	8/15/2023	106,125
100,000	Radiate Holdco LLC / Radiate Finance Inc. (a)	6.63	2/15/2025	94,500
300,000	SFR Group SA (a)	7.38	5/1/2026	307,875
400,000	SFR Group SA (a)	6.00	5/15/2022	405,000
200,000	Sirius XM Radio, Inc. (a)	5.38	7/15/2026	207,250
200,000	Sirius XM Radio, Inc. (a)	3.88	8/1/2022	200,500
700,000	Sirius XM Radio, Inc. (a)	5.00	8/1/2027	701,750
200,000	Univision Communications. Inc. (a)	5.13	2/15/2025	194,750
200,000	Univision Communications. Inc. (a)	5.13	5/15/2023	199,500

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Principal Amount		Coupon Rate (%)	Maturity	Value
	MEDIA - 7.5% (Continued)
$400,000	UPC Holding BV (a)	5.50	1/15/2028	$387,000
200,000	Virgin Media Finance PLC (a)	6.00	10/15/2024	205,250
150,000	Ziggo Secured Finance BV (a)	5.50	1/15/2027	148,875
				6,329,170
	METAL FABRICATE/HARDWARE - 0.4%
100,000	Grinding Media, Inc. / Moly-Cop AltaSteel Ltd. (a)	7.38	12/15/2023	107,370
100,000	Novelis Corp. (a)	5.88	9/30/2026	102,000
100,000	Novelis Corp. (a)	6.25	8/15/2024	104,750
				314,120
	MINING - 2.4%
200,000	Alcoa Nederland Holding BV (a)	6.75	9/30/2024	218,000
400,000	Aleris International, Inc.	7.88	11/1/2020	396,000
250,000	Constellium (a)	5.88	2/15/2026	254,688
200,000	Freeport-McMoRan, Inc.	6.88	2/15/2023	218,000
500,000	Freeport-McMoRan, Inc.	3.55	3/1/2022	494,375
100,000	IAMGOLD Corp. (a)	7.00	4/15/2025	103,250
100,000	Kinross Gold Corp.	5.95	3/15/2024	109,625
250,000	Northwest Acquisitions ULC / Dominion Finco, Inc. (a)	7.13	11/1/2022	258,125
				2,052,063
	MISCELLANEOUS MANUFACTURING - 0.6%
65,000	Bombardier, Inc. (a)	7.50	12/1/2024	65,975
100,000	Bombardier, Inc. (a)	7.45	5/1/2034	98,250
200,000	Bombardier, Inc. (a)	8.75	12/1/2021	219,500
100,000	Koppers, Inc. (a)	6.00	2/15/2025	106,000
35,000	RBS Global, Inc. / Rexnord LLC (a)	4.88	12/15/2025	35,350
				525,075
	OFFICE/BUSINESS EQUIPMENT - 0.5%
200,000	CDW LLC / CDW Finance Corp.	5.00	9/1/2025	207,000
200,000	CDW LLC / CDW Finance Corp.	5.50	12/1/2024	217,500
				424,500
	OIL & GAS - 8.0%
160,000	Continental Resources, Inc. (a)	4.38	1/15/2028	157,952
55,000	Covey Park Energy LLC / Covey Park Finance Corp. (a)	7.50	5/15/2025	57,321
1,000,000	CVR Refining LLC / Coffeyville Finance, Inc.	6.50	11/1/2022	1,030,000
500,000	Denbury Resources, Inc. (a)	9.00	5/15/2021	510,625
500,000	Diamond Offshore Drilling, Inc.	7.88	8/15/2025	523,125
300,000	Eclipse Resources Corp.	8.88	7/15/2023	307,875
300,000	EP Energy LLC / Everest Acquisition Finance, Inc. (a)	8.00	11/29/2024	309,750
100,000	Extraction Oil & Gas,Inc. (a)	7.38	5/15/2024	106,750
200,000	Gulfport Energy Corp. (a)	6.38	1/15/2026	200,500
70,000	Hess Infrastructure Partners LP / Hess Infrastructure Partners Finance Corp. (a)	5.63	2/15/2026	72,275
500,000	Murphy Oil Corp.	5.75	8/15/2025	511,250
100,000	Newfield Exploration Co.	5.38	1/1/2026	105,750
200,000	Noble Holding International Ltd.	7.75	1/15/2024	172,000
1,000,000	PBF Holding Co LLC / PBF Finance Corp.	7.25	6/15/2025	1,050,000
30,000	PDC Energy, Inc. (a)	5.75	5/15/2026	30,750
250,000	Precision Drilling Corp. (a)	7.13	1/15/2026	255,000
100,000	Precision Drilling Corp.	7.75	12/15/2023	105,000
125,000	QEP Resources, Inc.	5.63	3/1/2026	126,719
100,000	Rowan Cos, Inc.	7.38	6/15/2025	101,750
200,000	Southwestern Energy Co.	4.10	3/15/2022	197,000
200,000	Transocean, Inc. (a)	7.50	1/15/2026	204,810
400,000	Ultra Resources, Inc. (a)	7.13	4/15/2025	399,000

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Principal Amount		Coupon Rate (%)	Maturity	Value
	OIL & GAS - 8.0% (Continued)
$70,000	Whiting Petroleum Corp. (a)	6.63	1/15/2026	$71,400
100,000	WPX Energy, Inc.	8.25	8/1/2023	113,500
				6,720,102
	OIL & GAS SERVICES - 0.3%
200,000	Weatherford International Ltd.	9.88	2/15/2024	212,500

	PACKAGING & CONTAINERS - 3.5%
500,000	ARD Finance SA (b)	7.13	9/15/2023	522,500
500,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (a)	7.25	5/15/2024	544,375
300,000	Berry Global, Inc.	5.13	7/15/2023	312,000
100,000	BWAY Holding Co. (a)	5.50	4/15/2024	104,000
100,000	BWAY Holding Co. (a)	7.25	4/15/2025	103,250
200,000	Crown Americas LLC / Crown Americas Capital Corp V	4.25	9/30/2026	197,000
100,000	Flex Acquisition Co, Inc. (a)	6.88	1/15/2025	103,560
100,000	Plastipak Holdings, Inc. (a)	6.25	10/15/2025	102,250
500,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer (a)	5.13	7/15/2023	517,500
400,000	Silgan Holdings, Inc. (a)	4.75	3/15/2025	410,000
				2,916,435
	PHARMARCEUTICALS - 1.9%
300,000	Endo Dac / Endo Finance LLC / Endo Finco, Inc. (a)	6.00	2/1/2025	232,500
300,000	Endo Dac / Endo Finance LLC / Endo Finco, Inc. (a)	6.00	7/15/2023	235,500
60,000	Valeant Pharmaceuticals International, Inc. (a)	5.50	11/1/2025	61,050
300,000	Valeant Pharmaceuticals International, Inc. (a)	6.13	4/15/2025	274,500
55,000	Valeant Pharmaceuticals International, Inc. (a)	9.00	12/15/2025	54,296
200,000	Valeant Pharmaceuticals International, Inc. (a)	5.38	3/15/2020	200,250
300,000	Valeant Pharmaceuticals International, Inc. (a)	5.88	5/15/2023	278,250
250,000	Valeant Pharmaceuticals International, Inc. (a)	7.00	3/15/2024	267,500
				1,603,846
	PIPELINES - 2.7%
220,000	American Midstream Partners LP / American Midstream Finance Corp. (a)	8.50	12/15/2021	226,050
300,000	Cheniere Corpus Christi Holdings LLC	5.13	6/30/2027	310,320
100,000	Cheniere Corpus Christi Holdings LLC	5.88	3/31/2025	108,375
100,000	Cheniere Energy Partners LP (a)	5.25	10/1/2025	101,750
100,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.	5.75	4/1/2025	103,250
200,000	DCP Midstream Operating LP 3 Month LIBOR + 3.85 (a,c)	5.85	5/21/2043	186,000
100,000	Energy Transfer Equity LP	4.25	3/15/2023	99,250
200,000	Holly Energy Partners LP / Holly Energy Finance Corp. (a)	6.00	8/1/2024	208,500
300,000	NGPL PipeCo LLC (a)	4.38	8/15/2022	305,063
400,000	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp. (a)	5.50	1/15/2028	404,880
200,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp. (a)	5.00	1/15/2028	199,500
				2,252,938
	PRIVATE EQUITY - 0.7%
200,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp. (a)	6.25	2/1/2022	204,500
200,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp. (a)	6.38	12/15/2025	200,020
200,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp. (a)	6.75	2/1/2024	205,500
				610,020
	REAL ESTATE - 0.5%
400,000	Howard Hughes Corp. (The) (a)	5.38	3/15/2025	410,000

	REAL ESTATE INVESTMENT TRUSTS - 2.7%
300,000	CoreCivic, Inc.	4.75	10/15/2027	296,250
300,000	Equinix, Inc.	5.88	1/15/2026	322,125
600,000	Iron Mountain, Inc. (a)	4.88	9/15/2027	600,000
400,000	Iron Mountain, Inc.	5.75	8/15/2024	405,000
400,000	MPT Operating Partnership LP / MPT Finance Corp.	5.00	10/15/2027	407,500

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Principal Amount		Coupon Rate (%)	Maturity	Value
	REITS - 2.7% (Continued)
$100,000	SBA Communications Corp.	4.88	9/1/2024	$102,750
145,000	Starwood Property Trust, Inc. (a)	4.75	3/15/2025	143,912
				2,277,537
	RETAIL - 4.0%
800,000	New Red Finance, Inc. (a)	5.00	10/15/2025	806,000
400,000	New Red Finance, Inc. (a)	4.63	1/15/2022	409,500
500,000	Beacon Escrow Corp. (a)	4.88	11/1/2025	501,875
500,000	Dollar Tree, Inc.	5.75	3/1/2023	523,750
400,000	Golden Nugget, Inc. (a)	8.75	10/1/2025	420,000
200,000	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC (a)	4.75	6/1/2027	204,500
100,000	QVC Inc.	4.45	2/15/2025	102,007
300,000	QVC Inc.	5.13	7/2/2022	317,286
100,000	Suburban Propane Partners LP/Suburban Energy Finance Corp.	5.50	6/1/2024	99,000
				3,383,918
	SEMICONDUCTORS - 0.8%
700,000	Entegris, Inc. (a)	4.63	2/10/2026	710,500

	SOFTWARE - 3.9%
100,000	Camelot Finance SA (a)	7.88	10/15/2024	106,750
800,000	CDK Global, Inc. (a)	4.88	6/1/2027	810,000
200,000	First Data Corp. (a)	5.00	1/15/2024	205,750
200,000	First Data Corp. (a)	5.38	8/15/2023	208,180
200,000	First Data Corp. (a)	5.75	1/15/2024	207,000
200,000	Infor Software Parent LLC / Infor Software Parent, Inc. (a,b)	7.13	5/1/2021	204,500
200,000	Infor US, Inc.	6.50	5/15/2022	207,000
200,000	MSCI, Inc. (a)	5.75	8/15/2025	214,750
200,000	Open Text Corp. (a)	5.88	6/1/2026	215,500
100,000	PTC, Inc.	6.00	5/15/2024	106,000
200,000	Quintiles IMS, Inc. (a)	5.00	10/15/2026	205,000
200,000	Rackspace Hosting, Inc. (a)	8.63	11/15/2024	213,500
350,000	Solera LLC / Solera Finance, Inc. (a)	10.50	3/1/2024	393,743
				3,297,673
	TELECOMMUNICATIONS - 7.5%
500,000	CB Escrow Corp. (a)	8.00	10/15/2025	507,500
300,000	CenturyLink, Inc.	5.63	4/1/2025	273,000
500,000	CenturyLink, Inc.	5.80	3/15/2022	489,700
100,000	CenturyLink, Inc.	7.60	9/15/2039	86,000
200,000	Cincinnati Bell, Inc. (a)	7.00	7/15/2024	198,500
100,000	CommScope, Inc. (a)	5.50	6/15/2024	104,000
200,000	Frontier Communications Corp.	11.00	9/15/2025	147,000
200,000	Frontier Communications Corp.	6.88	1/15/2025	129,500
100,000	GTT Communications, Inc. (a)	7.88	12/31/2024	105,500
500,000	Hughes Satellite Systems Corp. (a)	6.63	8/1/2026	523,750
400,000	Hughes Satellite Systems Corp. (a)	5.25	8/1/2026	408,000
200,000	Intelsat Jackson Holdings SA	7.25	10/15/2020	188,000
200,000	Intelsat Jackson Holdings SA (a)	8.00	2/15/2024	210,500
200,000	Intelsat Jackson Holdings SA	5.50	8/1/2023	163,500
200,000	Intelsat Jackson Holdings SA (a)	9.75	7/15/2025	192,500
200,000	Nokia OYJ	4.38	6/12/2027	197,700
100,000	Plantronics, Inc. (a)	5.50	5/31/2023	103,875
300,000	Sprint Communications, Inc.	6.00	11/15/2022	300,000
400,000	Sprint Corp.	7.88	9/15/2023	426,000
300,000	Sprint Corp.	7.13	6/15/2024	305,250
200,000	Sprint Corp.	7.25	9/15/2021	211,750

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Principal Amount		Coupon Rate (%)	Maturity	Value
	TELECOMMUNICATIONS - 7.5% (Continued)
$200,000	Sprint Corp.	7.63	2/15/2025	$209,500
100,000	Telesat Canada / Telesat LLC (a)	8.88	11/15/2024	112,000
200,000	T-Mobile USA, Inc.	6.38	3/1/2025	214,000
200,000	T-Mobile USA, Inc.	6.50	1/15/2026	218,250
300,000	West Corp. (a)	4.75	7/15/2021	303,750
				6,329,025
	TRANSPORTATION - 0.6%
500,000	XPO Logistics, Inc. (a)	6.50	6/15/2022	521,875

	TRUCKING & LEASING - 1.0%
50,000	Fortress Transportation & Infrastructure Investors LLC (a)	6.75	3/15/2022	51,750
400,000	Park Aerospace Holdings Ltd. (a)	5.25	8/15/2022	397,500
400,000	Park Aerospace Holdings Ltd. (a)	5.50	2/15/2024	397,000
				846,250
	TOTAL CORPORATE BONDS & NOTES (Cost - $83,280,340)			82,782,078

	SHORT-TERM INVESTMENT - 0.5%
Shares	MONEY MARKET FUND - 0.5%

447,259	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 1.14% (d) (Cost - $447,259)			447,259

	TOTAL INVESTMENTS - 98.5% (Cost - $83,727,599)			$83,229,337
	OTHER ASSETS LESS LIABILITIES - NET - 1.5%			1,245,683
	TOTAL NET ASSETS - 100.0%			$84,475,020

LIBOR - London Interbank Offered Rate

(a)	144(a) - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of December 31, 2017, these securities amounted to $46,359,104 or 54.9% of net assets.

(b)	PIK - Pay-in-kind security.

(c)	Variable rate security.

Benchmark	Rate
3 Month LIBOR	-0.38%

(d)	Money market rate shown represents the rate at December 31, 2017.

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Futures Contracts
	Number of
Description	Contracts	Expiration Date	Counterparty	Notional Amount	Unrealized Appreciation
SHORT
U.S. 5 Year Note Future	6	March 2018	Goldman Sachs	$697,781	$797
U.S. 2 Year Note Future	4	March 2018	Goldman Sachs	856,875	438
U.S. 10 Year Note Future	18	March 2018	Goldman Sachs	2,239,626	6,782
U.S. 10 Year Ultra Note Future	18	March 2018	Goldman Sachs	2,410,492	6,367
					14,384
LONG
U.S. Long Bond Future	7	March 2018	Goldman Sachs	1,069,605	1,395
U.S. Ultra Bond Future	1	March 2018	Goldman Sachs	166,890	766
					2,161
TOTAL NET UNREALIZED APPRECIATION OF FUTURES CONTRACTS					$16,545

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2017

Principal
Amount		Coupon Rate (%)	Maturity	Value
	ASSET BACKED SECURITIES - 6.4%
$500,000	ACIS CLO 2014-4 Ltd. 3 Month LIBOR 1.42 (a,b)	2.80	5/1/2026	$500,452
400,000	Catamaran CLO 2013-1 Ltd. 3 Month LIBOR 0.85 (a,b)	2.36	1/27/2028	400,000
400,000	Nassau 2017-II Ltd. 3 Month LIBOR 1.25 (a,b,d)	0.00	1/15/2030	400,000
400,000	Nelnet Student Load Trust 2017-3 1 Month LIBOR 0.85 (a,b)	2.19	2/25/2066	399,999
550,000	OCP CLO 2015-10 Ltd. 3 Month LIBOR 0.82 (a,b)	2.19	10/26/2027	550,866
	TOTAL ASSET BACKED SECURITIES (Cost - $2,250,247)			2,251,317

	CORPORATE BONDS & NOTES - 39.6%
	AEROSPACE/DEFENSE - 0.9%
100,000	Lockheed Martin Corp.	3.55	1/15/2026	103,838
125,000	Northrop Grumman Corp.	2.93	1/15/2025	124,257
75,000	Northrop Grumman Corp.	3.25	1/15/2028	75,110
				303,205
	AGRICULTURE - 1.9%
175,000	BAT Capital Corp. (a)	3.56	8/15/2027	175,227
200,000	Reynolds American, Inc.	3.25	6/12/2020	203,219
275,000	Reynolds American, Inc.	4.45	6/12/2025	293,217
				671,663
	AUTO MANUFACTURERS - 0.8%
200,000	Ford Motor Credit Co. LLC	3.22	1/9/2022	201,232
75,000	General Motors Financial Co., Inc.	2.40	5/9/2019	75,018
				276,250
	BANKS - 13.8%
125,000	Bank of America Corp. 3 Month LIBOR 0.66 (b)	2.37	7/21/2021	124,781
75,000	Bank of America Corp.	3.25	10/21/2027	74,424
133,000	Bank of America Corp. 3 Month LIBOR 1.04 (a,b)	3.42	12/20/2028	133,029
149,000	Bank of America Corp.	4.00	4/1/2024	157,512
25,000	Bank of Montreal 5 Year LIBOR 1.43 (b)	3.80	12/15/2032	24,716
75,000	Bank of New York Mellon Corp. (The)	3.30	8/23/2029	74,763
200,000	Capital One Financial Corp.	2.50	5/12/2020	199,750
200,000	Citigroup, Inc.	2.70	10/27/2022	197,863
75,000	Citigroup, Inc.	4.60	3/9/2026	79,817
250,000	Credit Suisse Group Funding Guernsey Ltd.	2.75	3/26/2020	250,975
100,000	Deutsche Bank AG	2.70	7/13/2020	99,510
250,000	HSBC Bank USA NA	4.88	8/24/2020	264,385
275,000	JPMorgan Chase & Co.	3.25	9/23/2022	281,559
125,000	JPMorgan Chase & Co.	3.30	4/1/2026	125,985
1,400,000	Kreditanstalt fuer Wiederaufbau	1.25	9/30/2019	1,381,495
200,000	Mizuho Financial Group, Inc.	2.60	9/11/2022	196,853
400,000	Morgan Stanley	3.70	10/23/2024	413,331
250,000	Sumitomo Mitsui Banking Corp.	2.45	1/16/2020	250,079
50,000	Toronto-Dominion Bank (The) 5 Year LIBOR 2.21 (b)	3.63	9/15/2031	49,871
200,000	UBS AG (a)	2.20	6/8/2020	198,717
275,000	Wells Fargo & Co.	3.00	10/23/2026	269,543
				4,848,958
	BEVERAGES - 1.4%
100,000	Anheuser-Busch InBev Finance ,Inc.	2.65	2/1/2021	100,502
175,000	Anheuser-Busch InBev Finance, Inc.	3.30	2/1/2023	179,076
175,000	Anheuser-Busch InBev Finance, Inc.	3.65	2/1/2026	180,596
50,000	Molson Coors Brewing Co.	3.00	7/15/2026	48,939
				509,113
	BIOTECHNOLOGY - 0.2%
75,000	Amgen, Inc.	3.13	5/1/2025	75,307

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Principal
Amount		Coupon Rate (%)	Maturity	Value
	CHEMICALS - 0.8%
$75,000	LYB International Finance II BV	3.50	3/2/2027	$75,380
100,000	Sherwin-Williams Co. (The)	3.13	6/1/2024	100,551
100,000	Sherwin-Williams Co. (The)	3.45	6/1/2027	101,600
				277,531
	COMMERCIAL SERVICES - 0.2%
26,000	Ecolab, Inc. (a)	3.95	12/1/2047	26,577
4,000	Ecolab, Inc.	5.50	12/8/2041	5,008
50,000	S&P Global, Inc.	2.95	1/22/2027	48,991
				80,576
	COMPUTERS - 0.5%
75,000	Apple, Inc.	3.25	2/23/2026	76,542
50,000	Dell International LLC / EMC Corp. (a)	5.45	6/15/2023	54,032
50,000	Hewlett Packard Enterprise Co.	4.90	10/15/2025	52,787
				183,361
	DIVERSIFIED FINANCIAL SERVICES - 0.2%
75,000	American Express Co.	3.63	12/5/2024	77,171

	ELECTRIC - 1.5%
75,000	Arizona Public Service Co.	2.95	9/15/2027	73,868
74,000	Berkshire Hathaway Energy Co.	6.13	4/1/2036	98,919
100,000	Duke Energy Corp.	3.15	8/15/2027	99,277
25,000	Edison International	2.13	4/15/2020	24,781
75,000	Entergy Corp.	2.95	9/1/2026	72,971
25,000	Southern California Edison Co.	4.05	3/15/2042	26,844
125,000	Xcel Energy, Inc.	2.40	3/15/2021	124,172
				520,832
	ELECTRONICS - 0.1%
50,000	Amphenol Corp.	3.13	9/15/2021	50,794

	FOOD - 0.4%
50,000	Kraft Heinz Foods Co.	3.95	7/15/2025	51,644
75,000	Sysco Corp.	3.30	7/15/2026	75,470
				127,114
	GAS - 0.3%
100,000	NiSource Finance Corp.	3.49	5/15/2027	101,784

	HEALTHCARE-PRODUCTS - 0.1%
50,000	Thermo Fisher Scientific, Inc.	3.65	12/15/2025	$51,311

	HEALTHCARE-SERVICES - 0.3%
75,000	UnitedHealth Group, Inc.	4.75	7/15/2045	88,590

	HOME BUILDERS - 0.1%
25,000	DR Horton, Inc.	2.55	12/1/2020	24,963

	INSURANCE - 1.3%
100,000	American International Group, Inc.	3.90	4/1/2026	103,701
50,000	Arch Capital Finance LLC	5.03	12/15/2046	58,114
175,000	MetLife, Inc.	3.60	11/13/2025	182,046
75,000	Principal Financial Group, Inc.	3.10	11/15/2026	74,073
50,000	XLIT Ltd.	4.45	3/31/2025	51,140
				469,074

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Principal
Amount		Coupon Rate (%)	Maturity	Value
	INTERNET - 0.4%
$75,000	Amazon.com, Inc. (a)	3.15	8/22/2027	$75,113
75,000	Amazon.com, Inc. (a)	3.88	8/22/2037	79,582
				154,695
	LODGING - 0.3%
100,000	Marriott International, Inc.	2.30	1/15/2022	98,178

	MACHINERY-DIVERSIFIED - 0.3%
100,000	Roper Technologies, Inc.	2.80	12/15/2021	100,176

	MEDIA - 0.4%
25,000	21st Century Fox America, Inc.	6.15	3/1/2037	32,741
100,000	Comcast Corp.	3.38	8/15/2025	102,628
				135,369
	MINING - 0.1%
50,000	Glencore Funding LLC (a)	4.63	4/29/2024	52,790

	OIL & GAS - 1.6%
75,000	BP Capital Markets PLC	3.72	11/28/2028	78,557
100,000	Canadian Natural Resources Ltd.	3.85	6/1/2027	102,067
125,000	ConocoPhillips Co.	2.40	12/15/2022	123,547
80,000	Petroleos Mexicanos	6.50	3/13/2027	87,440
125,000	Pioneer Natural Resources Co.	3.95	7/15/2022	130,287
50,000	Shell International Finance BV	4.55	8/12/2043	56,869
				578,767
	OIL & GAS SERVICES - 0.6%
100,000	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc. (a)	3.34	12/15/2027	99,832
100,000	Halliburton Co.	3.80	11/15/2025	103,927
				203,759
	PHARMACEUTICALS - 1.0%
75,000	AbbVie, Inc.	2.30	5/14/2021	74,452
50,000	Allergan Funding SCS	3.00	3/12/2020	50,450
50,000	EMD Finance LLC (a)	2.95	3/19/2022	50,215
100,000	McKesson Corp.	2.85	3/15/2023	99,657
25,000	Mylan NV	3.95	6/15/2026	25,209
50,000	Zoetis, Inc.	3.00	9/12/2027	48,842
				348,825
	PIPELINES - 1.6%
100,000	Enterprise Products Operating LLC	3.70	2/15/2026	102,394
50,000	Kinder Morgan Energy Partners LP	5.40	9/1/2044	52,863
125,000	Kinder Morgan, Inc.	3.05	12/1/2019	126,095
75,000	Magellan Midstream Partners LP	5.00	3/1/2026	83,310
100,000	Sabine Pass Liquefaction LLC	5.63	3/1/2025	110,301
75,000	Williams Partners LP	4.00	9/15/2025	76,741
				551,704
	REAL ESTATE INVESTMENT TRUSTS - 1.1%
75,000	American Tower Corp.	3.38	10/15/2026	73,686
75,000	Crown Castle International Corp.	3.65	9/1/2027	74,816
75,000	CubeSmart LP	4.38	12/15/2023	78,855
50,000	Federal Realty Investment Trust	3.25	7/15/2027	49,591
50,000	Realty Income Corp.	3.65	1/15/2028	50,369
75,000	VEREIT Operating Partnership LP	3.95	8/15/2027	74,143
				401,460

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Principal
Amount		Coupon Rate (%)	Maturity	Value
	RETAIL - 0.6%
$50,000	Alimentation Couche-Tard, Inc. (a)	3.55	7/26/2027	$49,954
125,000	CVS Health Corp.	2.88	6/1/2026	119,845
25,000	CVS Health Corp.	5.13	7/20/2045	28,652
				198,451
	SEMICONDUCTORS - 0.2%
75,000	NVIDIA Corp.	3.20	9/16/2026	75,226

	SOFTWARE - 1.1%
75,000	Fidelity National Information Services, Inc.	3.00	8/15/2026	72,493
50,000	Fiserv, Inc.	2.70	6/1/2020	50,312
50,000	Microsoft Corp.	4.25	2/6/2047	57,164
200,000	Oracle Corp.	3.25	11/15/2027	203,393
				383,362
	SOVEREIGN - 0.8%
200,000	Indonesia Government International Bond	4.35	1/8/2027	211,676
60,000	Mexico Government International Bond	4.75	3/8/2044	60,660
				272,336
	TELECOMMUNICATIONS - 4.1%
225,000	AT&T, Inc.	3.20	3/1/2022	227,428
225,000	AT&T, Inc.	3.60	2/17/2023	230,168
100,000	AT&T, Inc.	4.25	3/1/2027	101,942
25,000	AT&T, Inc.	5.15	3/15/2042	25,939
75,000	Cisco Systems, Inc.	2.50	9/20/2026	72,548
125,000	Telefonica Emisiones SAU	5.46	2/16/2021	135,214
200,000	Verizon Communications, Inc.	2.45	11/1/2022	196,044
75,000	Verizon Communications, Inc.	2.63	8/15/2026	70,642
75,000	Verizon Communications, Inc.	3.50	11/1/2024	76,345
275,000	Verizon Communications, Inc.	5.15	9/15/2023	305,977
				1,442,247
	TRANSPORTATION - 0.4%
75,000	Burlington Northern Santa Fe LLC	3.25	6/15/2027	76,721
50,000	Burlington Northern Santa Fe LLC	4.15	4/1/2045	54,335
				131,056
	TRUCKING & LEASING - 0.2%
75,000	Penske Truck Leasing Co. LP / PTL Finance Corp. (a)	4.88	7/11/2022	80,968

	TOTAL CORPORATE BONDS & NOTES (Cost - $13,989,328)			13,946,966

	MUNICIPAL BONDS - 0.4%
25,000	New Jersey Turnpike Authority	7.10	1/1/2041	37,348
25,000	State of California	7.60	11/1/2040	39,923
75,000	State of Illinois	5.10	6/1/2033	74,876
	TOTAL MUNICIPAL BONDS (Cost - $153,417)			152,147

	MORTGAGE BACKED SECURITIES - 14.7%
1,562,906	Fannie Mae Pool TBA +^	4.50	10/25/2041	1,665,319
436,993	Fannie Mae Pool TBA +^	4.50	6/1/2047	467,197
1,906,160	Ginnie Mae Pool TBA +^	4.00	4/20/2047	1,988,434
1,000,001	Ginnie Mae Pool TBA +^	4.00	5/20/2047	1,043,142
	TOTAL MORTGAGE BACKED SECURITIES (Cost - $5,172,339)			5,164,092

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Principal
Amount		Coupon Rate (%)	Maturity	Value
	U.S. TREASURY SECURITIES - 25.2%
$30,000	United States Treasury Inflation Indexed Bond	1.00	2/15/2046	$33,363
190,000	United States Treasury Inflation Indexed Note	0.38	1/15/2027	192,617
2,210,000	United States Treasury Bond	2.88	11/15/2046	2,267,063
2,080,000	United States Treasury Note	1.63	10/15/2020	2,061,556
600,000	United States Treasury Note	1.88	7/31/2022	591,867
1,450,000	United States Treasury Note	2.00	11/15/2026	1,403,271
2,250,000	United States Treasury Note	2.13	7/31/2024	2,223,281
120,000	United States Treasury Note	2.25	12/31/2024	119,353
	TOTAL U.S. TREASURY SECURITIES (Cost - $8,904,518)			8,892,371

Shares
	SHORT-TERM INVESTMENTS - 18.4%
	MONEY MARKET FUND - 5.9%
2,085,714	Fidelity Investments Money Market - Government Portfolio, Institutional Class to yield 1.14% (c) (Cost - $2,085,714)			2,085,714

Principal
Amount		Coupon Rate (%)	Maturity
	U.S. TREASURY BILL - 4.5%
$1,600,000	United States Treasury Bill (d)	0.00	3/29/2018	1,594,783

	UNITED KINGDOM TREASURY BILL - 8.0%
2,000,000	United Kingdom Treasury Bill (d)	0.00	1/29/2018	2,705,408
100,000	United Kingdom Treasury Bill (d)	0.00	3/19/2018	135,192
				2,840,600

	TOTAL SHORT-TERM INVESTMENTS (Cost - $6,489,171)			6,521,097

	TOTAL INVESTMENTS - 104.7% (Cost - $36,959,022)			$36,927,990
	OTHER ASSETS LESS LIABILITIES - NET - (4.7)%			(1,668,432)
	TOTAL NET ASSETS - 100.0%			$35,259,558

LIBOR - London Interbank Offered Rate

TBA - To Be Announced Security

^	Delayed delivery

*	Represents less than 0.05%.

+	All or a portion of these TBAs are subject to dollar-roll transactions.

(a)	144(a) - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of December 31, 2017, these securities amounted to $3,327,353 or 9.4% of net assets.

(b)	Variable Rate Security - interest rate subject to periodic change.

Benchmark	Rate
1 Month LIBOR	-0.41%
3 Month LIBOR	-0.38%
5 Year LIBOR	1.19%

(c)	Money market rate shown represents the rate at December 31, 2017.

(d)	Zero coupon.

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Futures Contracts

	Number of				Unrealized Appreciation/
Description	Contracts	Expiration Date	Counterparty	Notional Amount	(Depreciation)
SHORT
Australian 10 Year Bond Future	2	3/31/2018	Morgan Stanley	$202,042	$1,710
Long Gilt Future	4	3/31/2018	Morgan Stanley	677,241	(2,808)
U.S. 10 Year Note Future	9	3/31/2018	Morgan Stanley	1,116,422	2,037
					939
LONG
Canadian 10 Year Bond Future	4	3/31/2018	Morgan Stanley	430,281	(6,438)
Euro-BOBL Future	1	3/31/2018	Morgan Stanley	158,037	(816)
Euro-Bond Future	2	3/31/2018	Morgan Stanley	388,291	(4,302)
U.S. 2 Year Note Future	8	3/31/2018	Morgan Stanley	1,712,875	(1,750)
U.S. 5 Year Note Future	18	3/31/2018	Morgan Stanley	2,090,953	(2,866)
U.S. 10 Year Ultra Note Future	2	3/31/2018	Morgan Stanley	267,125	249
U.S. Long Bond Future	8	3/31/2018	Morgan Stanley	1,224,000	(3,500)
U.S. Ultra Bond Future	2	3/31/2018	Morgan Stanley	335,313	1,555
					(17,868)
TOTAL NET UNREALIZED DEPRECIATION OF FUTURES CONTRACTS					$(16,929)

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Forward Foreign Currency Contracts

Settlement		Currency Units to				Unrealized Appreciation
Date	Counterparty	Receive/Deliver		In Exchange For	U.S. $ Value	(Depreciation)
To Buy:
3/21/2018	Morgan Stanley	$61,000	CAD	$48,149	$48,735	$586

To Sell:
1/19/2018	Morgan Stanley	$99,940	GBP	$134,172	$135,285	$(1,113)
1/29/2018	Morgan Stanley	999,936	GBP	1,343,660	1,354,062	(10,402)
1/29/2018	Morgan Stanley	999,969	GBP	1,339,328	1,354,106	(14,778)
2/22/2018	Morgan Stanley	2,823,400	TWD	95,000	95,177	(177)
3/21/2018	Morgan Stanley	21,252	EUR	25,237	25,644	(407)
3/21/2018	Morgan Stanley	52,695	GBP	70,951	71,474	(523)
						(27,400)

NET UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS						$(26,814)

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Global Equity Insights Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2017

Shares		Value
	COMMON STOCKS - 99.4%
	AEROSPACE/DEFENSE - 0.8%
665	Boeing Co.	$196,115

	AGRICULTURE - 0.8%
1,741	Philip Morris International, Inc.	183,937

	AIRLINES - 1.1%
3,588	Deutsche Lufthansa AG	132,356
14,421	International Consolidated Airlines Group SA	126,997
		259,353
	APPAREL - 0.4%
894	Ralph Lauren Corp.	92,699

	AUTO MANUFACTURERS - 3.3%
8,231	Fiat Chrysler Automobiles NV	147,367
2,562	General Motors Co.	105,016
500	Honda Motor Co. Ltd.	17,142
1,338	PACCAR, Inc.	95,105
4,397	Peugeot SA	89,521
2,900	Toyota Motor Corp.	185,688
2,211	Volvo AB	41,344
6,983	Volvo AB - Class B	130,236
		811,419
	AUTO PARTS & EQUIPMENT - 1.1%
5,700	JTEKT Corp	97,960
2,100	NGK Insulators Ltd.	39,670
5,944	Schaeffler AG	105,529
450	Valeo SA	33,648
		276,807
	BANKS - 8.8%
2,866	Bank of New York Mellon Corp.	154,363
2,415	BB&T Corp.	120,074
1,898	BNP Paribas SA	141,875
3,249	Citizens Financial Group, Inc.	136,393
1,547	Comerica, Inc.	134,295
4,302	Fifth Third Bancorp	130,523
9,062	Huntington Bancshares, Inc.	131,943
15,151	Intesa Sanpaolo SpA	50,396
393	Jyske Bank A/S *	22,387
1,135	KBC Group NV	96,916

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Global Equity Insights Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	BANKS (Continued) - 8.8%
6,842	KeyCorp	$138,003
49,900	Mizuho Financial Group, Inc.	90,631
18,300	Oversea-Chinese Banking Corp Ltd.	169,663
1,300	Shinsei Bank Ltd.	22,492
966	Skandinaviska Enskilda Banken AB	11,362
2,350	Societe Generale SA	121,482
1,481	State Street Corp.	144,560
4,000	Sumitomo Mitsui Financial Group, Inc.	172,854
405	SVB Financial Group *	94,677
1,231	Synovus Financial Corp.	59,014
		2,143,903
	BEVERAGES - 0.9%
553	Carlsberg A/S	66,445
67	Constellation Brands, Inc.	15,314
2,555	Diageo PLC - ADR	94,184
606	Molson Coors Brewing Co.	49,734
		225,677
	BIOTECHNOLOGY - 2.6%
684	Alexion Pharmaceuticals, Inc.	81,800
939	Amgen, Inc.	163,292
501	Biogen, Inc.	159,604
1,384	Celgene Corp.	144,434
634	Vertex Pharmaceuticals, Inc.	95,011
		644,141
	BUILDING MATERIALS - 0.8%
2,500	Asahi Glass Co Ltd.	108,300
2,209	Masco Corp.	97,063
		205,363
	CHEMICALS - 2.9%
1,441	BASF SE *	158,743
5,100	JSR Corp.	100,415
1,114	LyondellBasell Industries NV	122,896
10,200	Mitsubishi Chemical Holdings Corp.	111,960
1,500	Nitto Denko Corp.	133,289
1,000	Sumitomo Chemical Co Ltd.	7,190
417	Wacker Chemie AG	81,219
		715,712
	COMMERCIAL SERVICES - 4.1%
1,351	Adecco Group AG	103,353
441	CoStar Group, Inc. *	130,955
2,495	IHS Markit Ltd. *	112,649

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Global Equity Insights Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	COMMERCIAL SERVICES (Continued) - 4.1%
2,360	PayPal Holdings, Inc. *	$173,743
30,071	Prosegur Cash SA	96,628
1,513	Randstad Holding NV	93,093
1,188	RELX NV	27,340
756	S&P Global, Inc.	128,066
1,593	Total System Services, Inc.	125,990
		991,817
	COMPUTERS - 3.9%
1,389	Apple, Inc.	235,060
428	Atos SE	62,367
565	Capgemini SE	67,092
8,262	Computershare Ltd.	105,333
15,000	Fujitsu Ltd.	106,884
3,967	HP, Inc.	83,347
1,100	International Business Machines Corp.	168,762
1,681	Western Digital Corp.	133,690
		962,535
	COSMETICS/PERSONAL CARE - 2.8%
1,838	Colgate-Palmolive Co.	138,677
375	Estee Lauder Cos, Inc.	47,715
500	Kao Corp.	33,817
1,211	Procter & Gamble Co.	111,267
2,800	Shiseido Co. Ltd.	135,364
2,935	Unilever PLC - ADR	162,423
2,700	YA-MAN Ltd.	45,491
		674,754
	DISTRIBUTION/WHOLESALE - 0.1%
1,800	Takashima & Co. Ltd. *	36,032

	DIVERSIFIED FINANCIAL SERVICES - 2.7%
4,512	Ally Financial, Inc.	131,570
701	Ameriprise Financial, Inc.	118,798
1,347	BGC Partners, Inc.	20,353
2,300	Ichinen Holdings Co. Ltd. *	32,994
28,900	Mito Securities Co. Ltd.	105,697
6,900	ORIX Corp.	116,654
3,404	Synchrony Financial	131,428
		657,494
	ELECTRIC - 2.3%
3,682	Exelon Corp.	145,108
4,310	MDU Resources Group, Inc.	115,853

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Global Equity Insights Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	ELECTRIC (Continued) - 2.3%
2,031	PG&E Corp.	$91,050
2,513	SCANA Corp.	99,967
1,000	Shikoku Electric Power Co., Inc.	10,901
5,029	Vistra Energy Corp. *	92,131
		555,010
	ELECTRICAL COMPONENTS & EQUIPMENT - 1.0%
904	AMETEK, Inc.	65,513
664	Bekaert SA	29,059
1,726	Schneider Electric SE	146,863
		241,435
	ELECTRONICS - 0.7%
520	Gentex Corp.	10,894
2,000	Hoya Corp.	99,920
1,000	Japan Aviation Electronics Industry Ltd.	16,929
1,038	National Instruments Corp.	43,212
		170,955
	ENGINEERING & CONSTRUCTION - 0.4%
272	AECOM *	10,105
1,047	Alten SA *	87,516
		97,621
	FOOD - 3.2%
3,527	Conagra Brands, Inc.	132,862
2,228	General Mills, Inc.	132,098
1,151	Hershey Co.	130,650
1,800	Miyoshi Oil & Fat Co, Ltd. *	23,696
100	Nestle SA	8,599
7,108	Orkla ASA	75,648
3,100	Seven & i Holdings Co, Ltd.	128,871
4,054	Wesfarmers Ltd.	140,849
		773,273
	HAND/MACHINE TOOLS - 0.4%
4,100	DMG Mori Co. Ltd. *	84,839
1,100	Origin Electric Co. Ltd. *	17,108
		101,947
	HEALTHCARE PRODUCTS - 1.9%
1,373	Boston Scientific Corp. *	34,037
459	Cooper Cos, Inc.	100,007
2,600	Create Medic Co. Ltd. *	30,120
1,380	Danaher Corp.	128,092
410	Lonza Group AG	110,778
505	Zimmer Biomet Holdings, Inc.	60,938
		463,972

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Global Equity Insights Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	HEALTHCARE - SERVICES - 2.8%
700	Anthem, Inc.	$157,507
661	Centene Corp. *	66,682
80	Eurofins Scientific SE	48,762
494	Humana, Inc.	122,547
1,137	UnitedHealth Group, Inc.	250,663
206	WellCare Health Plans, Inc. *	41,429
		687,590
	HOME BUILDERS - 0.9%
2,823	Persimmon PLC	104,559
1,410	PulteGroup, Inc.	46,883
494	Thor Industries, Inc.	74,456
		225,898
	HOME FURNISHINGS - 1.2%
2,141	Electrolux AB	69,113
1,400	Sharp Corp. *	48,096
3,700	Sony Corp.	166,952
		284,161
	HOUSEHOLD PRODUCTS/WARES - 0.4%
818	Kimberly-Clark Corp.	98,700

	INSURANCE - 4.8%
29,000	AIA Group Ltd.	247,253
1,411	Allstate Corp.	147,746
475	Aon PLC	63,650
2,064	Athene Holding Ltd. *	106,729
31,096	Legal & General Group PLC	114,964
1,908	Principal Financial Group, Inc.	134,628
2,576	Progressive Corp.	145,080
189	Reinsurance Group of America, Inc.	29,471
387	Sampo Oyj	21,284
1,353	Storebrand ASA	11,066
1,261	Voya Financial, Inc.	62,382
106	White Mountains Insurance Group Ltd.	90,236
		1,174,489
	INTERNET - 4.1%
159	Alphabet, Inc. - Class A *	167,491
179	Alphabet, Inc. - Class C *	187,306
247	Amazon.com, Inc. *	288,859
359	F5 Networks, Inc. *	47,108
1,474	Facebook, Inc. *	260,102
114	Netflix, Inc. *	21,883

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Global Equity Insights Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	INTERNET (Continued) - 4.1%
22	Priceline Group, Inc. *	$38,230
		1,010,979
	IRON/STEEL - 0.5%
3,058	Steel Dynamics, Inc.	131,892

	LEISURE TIME - 0.6%
247	Carnival Corp. - ADR	16,371
1,286	Dometic Group AB	13,123
400	Mizuno Corp.	11,771
3,400	Yamaha Motor Co. Ltd.	111,522
		152,787
	LODGING - 2.1%
1,461	Hilton Worldwide Holdings, Inc.	116,675
1,710	Las Vegas Sands Corp.	118,828
1,141	Marriott International, Inc.	154,868
4,016	MGM Resorts International	134,094
		524,465
	MACHINERY - CONSTRUCTION & MINING - 1.3%
2,624	Atlas Copco AB	100,826
1,022	Caterpillar, Inc.	161,047
1,306	Manitou BF SA *	47,832
		309,705
	MACHINERY - DIVERSIFIED - 0.3%
6,100	Sintokogio Ltd.	77,976

	MEDIA - 0.5%
3,310	Comcast Corp.	132,566

	METAL FABRICATE/HARDWARE - 0.4%
817	Bodycote PLC	10,090
2,400	MISUMI Group Inc	69,880
5,800	NTN Corp. *	28,781
		108,751
	MINING - 1.9%
2,274	BHP Billiton Ltd.	52,594
3,101	Boliden AB	106,277
12,671	Glencore PLC	66,849
1,700	Mitsubishi Materials Corp.	60,515
1,790	Rio Tinto Ltd.	106,138
1,294	Rio Tinto PLC - ADR	68,491
		460,864

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Global Equity Insights Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	MISCELLANEOUS MANUFACTURER - 1.0%
725	3M Co	$170,643
3,600	Bando Chemical Industries Ltd. *	42,248
9,177	Morgan Advanced Materials PLC	41,873
		254,764
	OFFICE FURNISHINGS - 0.1%
2,100	Takano Co. Ltd.	21,680

	OIL & GAS - 7.1%
1,772	Aker BP ASA	43,740
2,848	BP PLC - ADR	119,701
2,020	Chevron Corp.	252,884
8,706	Eni SpA	144,268
5,608	Galp Energia SGPS SA	103,200
936	HollyFrontier Corp.	47,942
3,500	Idemitsu Kosan Co. Ltd.	140,590
900	JXTG Holdings, Inc.	5,808
2,200	Marathon Petroleum Corp.	145,156
1,682	OMV AG	106,703
1,488	Phillips 66	150,511
3,461	Royal Dutch Shell PLC	117,445
3,917	Royal Dutch Shell PLC - Class A	131,408
1,514	TOTAL SA	83,710
1,668	Valero Energy Corp.	153,306
		1,746,372
	PACKAGING & CONTAINERS - 0.5%
1,788	WestRock Co.	113,019

	PHARMACEUTICALS - 4.4%
1,475	AbbVie, Inc.	142,647
910	Allergan PLC	148,858
916	Bayer AG	114,393
902	GlaxoSmithKline PLC - ADR	31,994
4,569	Grifols SA	134,007
1,481	Novartis AG	125,228
2,575	Novo Nordisk A/S	138,916
786	Roche Holding AG	198,819
588	Zoetis, Inc.	42,360
		1,077,222
	PRIVATE EQUITY - 0.0%
422	Altamir *	7,723

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Global Equity Insights Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	REAL ESTATE - 0.7%
2,139	CBRE Group, Inc. *	$92,640
4,000	CK Asset Holdings Ltd.	34,948
1,391	Realogy Holdings Corp.	36,862
		164,450
	REAL ESTATE INVESTMENT TRUSTS - 2.3%
1,108	American Tower Corp.	158,078
138	Equinix, Inc.	62,544
6,599	Host Hotels & Resorts, Inc.	130,990
3,852	Piedmont Office Realty Trust, Inc.	75,538
805	SBA Communications Corp. *	131,505
		558,655
	RETAIL - 3.6%
1,371	Best Buy Co., Inc.	93,872
760	Home Depot, Inc.	144,043
897	Lowe’s Cos, Inc.	83,367
1,521	Ross Stores, Inc.	122,060
1,183	Walgreens Boots Alliance, Inc.	85,909
2,169	Wal-Mart Stores, Inc.	214,189
1,678	Yum! Brands, Inc.	136,942
		880,382
	SEMICONDUCTORS - 3.5%
2,296	Applied Materials, Inc.	117,372
145	Broadcom Ltd.	37,251
1,597	Elmos Semiconductor AG *	44,260
241	KLA-Tencor Corp.	25,322
758	Lam Research Corp.	139,525
3,480	Micron Technology, Inc. *	143,098
5,548	STMicroelectronics NV	121,249
1,225	Texas Instruments, Inc.	127,939
600	Tokyo Electron Ltd.	108,655
		864,671
	SOFTWARE - 3.8%
1,000	Adobe Systems, Inc. *	175,240
1,775	Amadeus IT Group SA	128,120
2,409	Cadence Design Systems, Inc. *	100,744
395	Electronic Arts, Inc. *	41,499
932	Intuit, Inc.	147,051
2,000	Konami Holdings Corp.	110,075
1,185	Microsoft Corp.	101,365
239	MSCI, Inc.	30,243
491	Red Hat, Inc. *	58,969

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Global Equity Insights Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	SOFTWARE (Continued) - 3.8%
212	Ubisoft Entertainment SA *	$16,328
		909,634
	TELECOMMUNICATIONS - 2.3%
5,560	AT&T, Inc.	216,173
1,855	T-Mobile US, Inc. *	117,811
4,123	Verizon Communications, Inc.	218,230
		552,214
	TRANSPORTATION - 1.3%
2,697	CSX Corp.	148,362
698	Deutsche Post AG	33,317
482	Kansas City Southern	50,716
624	Ryder System, Inc.	52,522
		284,917

	TOTAL COMMON STOCKS (Cost - $23,746,740)	24,298,497

	SHORT-TERM INVESTMENT - 0.0%
	MONEY MARKET FUND - 0.0%
5,155	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 1.14% (a)(Cost - $5,155)	5,155

	TOTAL INVESTMENTS - 99.4% (Cost - $23,751,895)	$24,303,652
	OTHER ASSETS LESS LIABILITIES - NET - 0.6%	153,170
	TOTAL NET ASSETS - 100.0%	$24,456,822

*	Non-income producing security.

ADR - American Depository Receipt

PLC - Public Limited Company

REIT - Real Estate Investment Trust

(a)	Money market rate shown represents the rate at December 31, 2017.

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2017

Shares		Value
	COMMON STOCKS - 100.0%
	AEROSPACE/DEFENSE - 1.4%
4,091	Boeing Co.	$1,206,477

	AGRICULTURE - 0.7%
1,077	Altria Group, Inc.	76,909
4,998	Philip Morris International, Inc.	528,039
		604,948
	AIRLINES - 0.6%
1,510	Copa Holdings SA	202,431
5,325	Southwest Airlines Co.	348,521
		550,952
	AUTO PARTS & EQUIPMENT - 0.6%
5,242	Allison Transmission Holdings, Inc.	225,773
2,226	BorgWarner, Inc.	113,726
1,395	Visteon Corp. *	174,570
		514,069
	BANKS - 2.2%
15,344	Citizens Financial Group, Inc.	644,141
32,203	KeyCorp.	649,535
5,124	State Street Corp.	500,154
252	SVB Financial Group *	58,910
		1,852,740
	BEVERAGES - 0.6%
368	Coca-Cola Co.	16,884
1,773	Constellation Brands, Inc.	405,255
1,112	PepsiCo, Inc.	133,351
		555,490
	BIOTECHNOLOGY - 5.4%
3,800	Alexion Pharmaceuticals, Inc. *	454,442
5,105	Amgen, Inc.	887,760
3,322	Biogen, Inc. *	1,058,290
3,005	Bioverative, Inc. *	162,030
10,508	Celgene Corp. *	1,096,615
8,190	Exelixis, Inc. *	248,976
4,977	Vertex Pharmaceuticals, Inc. *	745,853
		4,653,966
	BUILDING MATERIALS - 1.3%
4,984	Fortune Brands Home & Security, Inc.	341,105
16,584	Masco Corp.	728,701
		1,069,806

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	CHEMICALS - 1.7%
6,981	LyondellBasell Industries NV	$770,144
3,609	Westlake Chemical Corp.	384,467
3,976	WR Grace & Co.	278,837
		1,433,448
	COMMERCIAL SERVICES - 5.3%
2,313	CoStar Group, Inc. *	686,845
15,416	IHS Markit Ltd. *	696,032
13,505	KAR Auction Services, Inc.	682,138
11,527	PayPal Holdings, Inc. *	848,618
1,784	S&P Global, Inc.	302,210
27,578	Sabre Corp.	565,349
9,431	Total System Services, Inc.	745,898
		4,527,090
	COMPUTERS - 8.1%
29,523	Apple, Inc.	4,996,177
8,089	International Business Machines Corp.	1,241,014
8,163	Western Digital Corp.	649,203
		6,886,394
	COSMETICS/PERSONAL CARE - 0.6%
4,071	Estee Lauder Cos, Inc.	517,994

	DISTRIBUTION/WHOLESALE - 0.8%
5,240	Pool Corp.	679,366

	DIVERSIFIED FINANCIAL SERVICES - 1.6%
167	Alliance Data Systems Corp.	42,331
4,446	Ally Financial, Inc.	129,645
1,852	Ameriprise Financial, Inc.	313,858
11,763	BGC Partners, Inc.	177,739
722	Mastercard, Inc.	109,282
4,942	Visa, Inc.	563,487
		1,336,342
	ELECTRIC - 0.3%
11,208	MDU Resources Group, Inc.	301,271

	ELECTRICAL COMPONENTS & EQUIPMENT - 0.8%
9,353	AMETEK, Inc.	677,812

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	ELECTRONICS - 1.4%
32,879	Gentex Corp.	$688,815
232	Mettler-Toledo International, Inc. *	143,729
9,707	National Instruments Corp.	404,102
		1,236,646
	ENVIRONMENTAL CONTROL - 0.1%
1,072	Clean Harbors, Inc. *	58,102

	FOOD - 2.2%
17,163	Conagra Brands, Inc.	646,530
14,091	General Mills, Inc.	835,455
2,247	Hershey Co.	255,057
627	Pinnacle Foods, Inc.	37,288
3,063	Sprouts Farmers Market, Inc. *	74,584
		1,848,914
	HEALTHCARE PRODUCTS - 2.0%
19,470	Boston Scientific Corp. *	482,661
3,149	Cooper Cos, Inc.	686,104
2,075	Danaher Corp.	192,602
3,700	West Pharmaceutical Services, Inc.	365,079
		1,726,446
	HEALTHCARE - SERVICES - 5.9%
2,809	Anthem, Inc.	632,053
5,107	Centene Corp. *	515,194
1,563	Cigna Corp.	317,430
3,397	Humana, Inc.	842,694
9,324	UnitedHealth Group, Inc.	2,055,569
3,111	WellCare Health Plans, Inc. *	625,653
		4,988,593
	HOLDING COMPANIES - 0.3%
10,475	Leucadia National Corp.	277,483

	HOME BUILDERS - 2.8%
14,054	DR Horton, Inc.	717,738
3,100	Lennar Corp.	196,044
19,410	PulteGroup, Inc.	645,383
1,409	Thor Industries, Inc.	212,364
13,223	Toll Brothers, Inc.	634,968
		2,406,497
	HOUSEHOLD PRODUCTS/WARES - 0.1%
821	Kimberly-Clark Corp.	99,062

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	HOUSEWARES - 0.8%
10,409	Toro Co.	$678,979

	INSURANCE - 1.6%
7,010	Allstate Corp.	734,017
3,696	Athene Holding Ltd. *	191,120
7,797	Progressive Corp.	439,127
		1,364,264
	INTERNET - 13.9%
2,038	Alphabet, Inc. - Class A *	2,146,829
2,071	Alphabet, Inc. - Class C *	2,167,094
2,623	Amazon.com, Inc. *	3,067,520
5,149	F5 Networks, Inc. *	675,652
15,824	Facebook, Inc. *	2,792,303
2,362	Netflix, Inc. *	453,410
322	Priceline Group, Inc. *	559,552
		11,862,360
	IRON/STEEL - 0.7%
14,074	Steel Dynamics, Inc.	607,012

	LEISURE TIME - 0.3%
4,827	Brunswick Corp.	266,547

	LODGING - 2.7%
5,790	Hilton Worldwide Holdings, Inc.	462,389
10,934	Las Vegas Sands Corp.	759,804
2,922	Marriott International, Inc.	396,603
19,817	MGM Resorts International	661,690
		2,280,486
	MACHINERY - CONSTRUCTION & MINING - 1.5%
7,891	Caterpillar, Inc.	1,243,464

	MEDIA - 0.7%
5,780	CBS Corp.	341,020
7,522	Comcast Corp.	301,256
		642,276
	MINING - 0.2%
8,728	Freeport-McMoRan, Inc. *	165,483

	MISCELLANEOUS MANUFACTURER - 0.1%
254	3M Co.	59,784

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	OIL & GAS - 3.0%
5,314	Chevron Corp.	$665,260
5,447	HollyFrontier Corp.	278,995
9,933	Marathon Petroleum Corp.	655,379
2,101	Newfield Exploration Co. *	66,245
1,902	Phillips 66	192,387
7,427	Valero Energy Corp.	682,616
		2,540,882
	PACKAGING & CONTAINERS - 1.5%
5,519	Berry Global Group, Inc. *	323,800
42,839	Graphic Packaging Holding Co.	661,863
4,019	WestRock Co.	254,041
		1,239,704
	PHARMACEUTICALS - 1.3%
10,617	AbbVie, Inc.	1,026,770
1,406	Zoetis, Inc.	101,288
		1,128,058
	REAL ESTATE - 1.0%
15,368	CBRE Group, Inc. *	665,588
6,168	Realogy Holdings Corp.	163,452
		829,040
	REAL ESTATE INVESTMENT TRUSTS - 3.5%
1,665	American Tower Corp.	237,546
1,290	Equinix, Inc.	584,654
7,091	Equity LifeStyle Properties, Inc.	631,241
1,894	Gaming and Leisure Properties, Inc.	70,078
32,385	Host Hotels & Resorts, Inc.	642,842
4,816	SBA Communications Corp. *	786,742
		2,953,103
	RETAIL - 3.7%
1,028	Best Buy Co., Inc.	70,387
3,338	Home Depot, Inc.	632,651
4,671	Lowe’s Cos, Inc.	434,123
378	McDonald’s Corp.	65,061
10,669	Ross Stores, Inc.	856,187
6,632	Wal-Mart Stores, Inc.	654,910
5,401	Yum! Brands, Inc.	440,776
		3,154,095

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	SEMICONDUCTORS - 4.6%
18,573	Applied Materials, Inc.	$949,452
298	Broadcom Ltd.	76,556
7,044	KLA-Tencor Corp.	740,113
3,783	Lam Research Corp.	696,337
6,716	Maxim Integrated Products, Inc.	351,112
20,064	Micron Technology, Inc. *	825,032
2,377	Texas Instruments, Inc.	248,254
		3,886,856
	SOFTWARE - 9.7%
7,011	Adobe Systems, Inc. *	1,228,608
15,997	Cadence Design Systems, Inc. *	668,995
7,879	Electronic Arts, Inc. *	827,768
5,687	Intuit, Inc.	897,295
40,239	Microsoft Corp.	3,442,044
1,354	MSCI, Inc.	171,335
3,328	Red Hat, Inc. *	399,693
7,115	Synopsys, Inc. *	606,483
		8,242,221
	TELECOMMUNICATIONS - 0.1%
266	Arista Networks, Inc. *	62,664

	TRANSPORTATION - 2.3%
17,242	CSX Corp.	948,482
8,282	Expeditors International of Washington, Inc.	535,763
425	Kansas City Southern	44,719
536	Landstar System, Inc.	55,792
2,690	Ryder System, Inc.	226,417
1,371	Union Pacific Corp.	183,851
		1,995,024

	TOTAL COMMON STOCKS (Cost - $83,384,742)	85,212,210

	TOTAL INVESTMENTS - 100.0% (Cost - $83,384,742)	$85,212,210
	OTHER ASSETS LESS LIABILITIES - NET - 0.0%	(15,840)
	TOTAL NET ASSETS - 100.0%	$85,196,370

*	Non-income producing security.

REIT - Real Estate Investment Trust

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2017

Shares		Value
	COMMON STOCKS - 99.7%
	AEROSPACE/DEFENSE - 0.2%
1,455	Spirit AeroSystems Holdings, Inc.	$126,949

	AIRLINES - 0.3%
1,521	Copa Holdings SA	203,905

	APPAREL - 0.4%
3,034	Ralph Lauren Corp.	314,595
507	Skechers U.S.A., Inc. *	19,185
		333,780
	AUTO MANUFACTURERS - 0.5%
5,217	PACCAR, Inc.	370,824

	AUTO PARTS & EQUIPMENT - 0.5%
4,103	BorgWarner, Inc.	209,622
1,267	Visteon Corp. *	158,552
		368,174
	BANKS - 6.7%
24,657	Citizens Financial Group, Inc.	1,035,101
10,698	Comerica, Inc.	928,693
610	East West Bancorp, Inc.	37,106
35,091	Fifth Third Bancorp	1,064,661
28,860	Huntington Bancshares, Inc.	420,202
52,497	KeyCorp	1,058,864
1,179	SVB Financial Group *	275,615
11,162	Zions Bancorporation	567,364
		5,387,606
	BEVERAGES - 0.3%
2,762	Molson Coors Brewing Co.	226,677

	BIOTECHNOLOGY - 2.1%
2,146	Alexion Pharmaceuticals, Inc. *	256,640
432	Amgen, Inc.	75,125
1,862	Biogen, Inc. *	593,177
1,896	Bioverative, Inc. *	102,232
891	Celgene Corp. *	92,985
1,308	Exelixis, Inc. *	39,763
3,760	Vertex Pharmaceuticals, Inc. *	563,474
		1,723,396

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	BUILDING MATERIALS - 1.7%
9,089	Fortune Brands Home & Security, Inc.	$622,051
16,507	Masco Corp.	725,318
		1,347,369
	CHEMICALS - 1.2%
2,965	Cabot Corp.	182,614
863	Eastman Chemical Co.	79,948
2,501	Huntsman Corp.	83,258
2,506	LyondellBasell Industries NV	276,462
3,480	Westlake Chemical Corp.	370,724
		993,006
	COAL - 0.0%
634	CONSOL Energy, Inc. *	25,049

	COMMERCIAL SERVICES - 1.8%
1,243	CoStar Group, Inc. *	369,109
3,418	H&R Block, Inc.	89,620
12,876	IHS Markit Ltd. *	581,351
3,027	KAR Auction Services, Inc.	152,894
14,255	Sabre Corp.	292,228
		1,485,202
	COMPUTERS - 2.4%
41,762	Conduent, Inc. *	674,874
7,263	NCR Corp. *	246,869
12,528	Western Digital Corp.	996,352
		1,918,095
	DISTRIBUTION/WHOLESALE - 0.5%
1,904	Pool Corp.	246,854
1,831	WESCO International, Inc. *	124,783
		371,637
	DIVERSIFIED FINANCIAL SERVICES - 4.9%
30,020	Ally Financial, Inc.	875,383
3,429	Ameriprise Financial, Inc.	581,113
19,492	BGC Partners, Inc.	294,524
17,713	E*Trade Financial Corp. *	878,033
47,910	Navient Corp.	638,161
9,848	Santander Consumer USA Holdings, Inc.	183,370
13,388	Synchrony Financial	516,911
		3,967,495

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	ELECTRIC - 7.1%
68,834	AES Corp.	$745,472
17,830	CMS Energy Corp.	843,359
4,664	Edison International	294,951
2,031	Exelon Corp.	80,042
3,988	FirstEnergy Corp.	122,113
25,733	MDU Resources Group, Inc.	691,703
2,705	PG&E Corp.	121,265
8,920	Pinnacle West Capital Corp.	759,806
16,178	SCANA Corp.	643,561
38,553	Vistra Energy Corp. *	706,291
14,101	Xcel Energy, Inc.	678,399
		5,686,962
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.9%
9,515	AMETEK, Inc.	689,552

	ELECTRONICS - 0.8%
14,431	Gentex Corp.	302,329
3,120	Jabil, Inc.	81,900
6,052	National Instruments Corp.	251,945
		636,174
	ENGINEERING COMPONENTS & EQUIPMENT - 0.4%
7,822	AECOM *	290,587

	ENTERTAINMENT - 0.5%
16,606	International Game Technology PLC	440,225

	ENVIRONMENTAL CONTROL - 0.6%
8,591	Clean Harbors, Inc. *	465,632

	FOOD - 2.5%
23,900	Conagra Brands, Inc.	900,313
655	Hershey Co.	74,349
13,054	Pinnacle Foods, Inc.	776,321
7,657	US Food Holding Corp. *	244,488
		1,995,471
	FOOD SERVICE - 0.7%
12,317	Aramark	526,429

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	GAS - 1.3%
3,089	Atmos Energy Corp.	$265,314
15,812	UGI Corp.	742,373
		1,007,687
	HAND/MACHINE TOOLS - 0.1%
761	Regal Beloit Corp.	58,293

	HEALTHCARE PRODUCTS - 1.0%
2,870	Cooper Cos, Inc.	625,316
1,746	Zimmer Biomet Holdings, Inc.	210,690
		836,006
	HEALTHCARE - SERVICES - 3.2%
2,688	Anthem, Inc.	604,827
9,325	Centene Corp. *	940,706
670	Humana, Inc.	166,207
1,225	UnitedHealth Group, Inc.	270,064
3,016	WellCare Health Plans, Inc. *	606,548
		2,588,352
	HOLDING COMPANIES - 0.9%
28,200	Leucadia National Corp.	747,018

	HOME BUILDERS - 3.4%
15,143	DR Horton, Inc.	773,353
5,716	Lennar Corp.	361,480
22,010	PulteGroup, Inc.	731,833
4,060	Thor Industries, Inc.	611,923
6,248	Toll Brothers, Inc.	300,029
		2,778,618
	HOUSEWARES - 0.5%
6,120	Toro Co.	399,208

	INSURANCE - 7.1%
5,782	Allstate Corp.	605,433
19,676	Assured Guaranty Ltd.	666,426
6,078	Athene Holding Ltd. *	314,293
4,322	Lincoln National Corp.	332,232
13,878	Principal Financial Group, Inc.	979,232
859	Progressive Corp.	48,379
5,072	Reinsurance Group of America, Inc.	790,877
9,081	Torchmark Corp.	823,738
10,338	Voya Financial, Inc.	511,421
785	White Mountains Insurance Group Ltd.	668,255
		5,740,286

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	INTERNET - 0.4%
366	F5 Networks, Inc. *	$48,027
1,181	Liberty Expedia Holdings, Inc. *	52,354
8,986	Twitter, Inc. *	215,754
		316,135
	IRON/STEEL - 1.2%
2,064	Nucor Corp.	131,229
18,951	Steel Dynamics, Inc.	817,357
		948,586
	LEISURE TIME - 0.8%
9,104	Brunswick Corp.	502,723
1,304	Royal Caribbean Cruises Ltd.	155,541
		658,264
	LODGING - 1.4%
2,162	Hilton Worldwide Holdings, Inc.	172,657
652	Las Vegas Sands Corp.	45,307
27,502	MGM Resorts International	918,292
		1,136,256
	MACHINERY - CONSTRUCTION & MINING - 1.2%
1,806	Caterpillar, Inc.	284,589
14,738	Terex Corp.	710,666
		995,255
	MACHINERY - DIVERSIFIED - 0.1%
1,426	AGCO Corp.	101,859

	MEDIA - 1.3%
4,500	John Wiley & Sons, Inc.	295,875
46,627	News Corp.	755,824
		1,051,699
	MINING - 0.4%
17,258	Freeport-McMoRan Inc. *	327,212

	MISCELLANEOUS MANUFACTURER - 0.6%
6,255	Colfax Corp. *	247,823
3,047	Ingersoll-Rand PLC	271,762
		519,585
	OIL & GAS - 8.4%
13,247	Cabot Oil & Gas Corp.	378,864
1,989	Chevron Corp.	249,003
3,622	Cimarex Energy Co.	441,920
20,965	CNX Resources Corp. *	306,718
2,164	Concho Resources, Inc. *	325,076

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	OIL & GAS - 8.4% (Continued)
13,109	Devon Energy Corp.	$542,713
3,187	Gulfport Energy Corp. *	40,666
16,121	HollyFrontier Corp.	825,718
10,328	Marathon Oil Corp.	174,853
19,479	Marathon Petroleum Corp.	1,285,224
14,055	PBF Energy, Inc.	498,250
6,048	Phillips 66	611,755
27,493	Range Resources Corp.	469,031
6,739	Valero Energy Corp.	619,381
		6,769,172
	OIL & GAS SERVICES - 1.4%
12,676	Baker Hughes a GE Co.	401,069
16,393	National Oilwell Varco, Inc.	590,476
6,682	Oceaneering International, Inc.	141,257
		1,132,802
	PACKAGING & CONTAINERS - 2.2%
41,249	Graphic Packaging Holding Co.	637,297
4,165	Sealed Air Corp.	205,335
14,474	WestRock Co.	914,902
		1,757,534
	PHARMACEUTICALS - 1.1%
1,564	AbbVie, Inc.	151,254
2,942	Allergan PLC	481,252
3,007	Perrigo Co. PLC	262,090
		894,596
	PIPELINES - 0.5%
12,484	Williams Cos, Inc.	380,637

	REAL ESTATE - 1.8%
17,303	CBRE Group, Inc. *	749,393
25,609	Realogy Holdings Corp.	678,639
		1,428,032
	REAL ESTATE INVESTMENT TRUSTS - 12.2%
9,180	American Homes 4 Rent	200,491
34,994	Apple Hospitality REIT, Inc.	686,232
14,797	Brandywine Realty Trust	269,157
20,924	Colony NorthStar, Inc.	238,743
7,458	Corporate Office Properties Trust	217,774
21,915	CubeSmart	633,782
3,466	DCT Industrial Trust, Inc.	203,731
2,609	Equity LifeStyle Properties, Inc.	232,253

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	REAL ESTATE INVESTMENT TRUSTS (Continued) - 12.2%
30,229	Forest City Realty Trust, Inc.	$728,519
3,405	Gaming and Leisure Properties, Inc.	125,985
2,659	HCP, Inc.	69,347
15,351	Hospitality Properties Trust	458,227
44,525	Host Hotels & Resorts, Inc.	883,821
41,326	Kimco Realty Corp.	750,067
24,132	Park Hotels & Resorts, Inc.	693,795
33,248	Piedmont Office Realty Trust, Inc.	651,993
7,129	Prologis, Inc.	459,892
49,908	Retail Properties of America, Inc.	670,764
3,663	SBA Communications Corp. *	598,388
10,872	Spirit Realty Capital, Inc.	93,282
1,047	Sun Communities, Inc.	97,141
19,353	Two Harbors Investment Corp.	314,680
74,483	VEREIT, Inc.	580,223
		9,858,287
	RETAIL - 4.5%
14,008	Best Buy Co., Inc.	959,128
6,409	Foot Locker, Inc.	300,454
6,196	Gap, Inc.	211,036
5,766	Kohl’s Corp.	312,690
8,912	Macy’s, Inc.	224,493
1,298	Ross Stores, Inc.	104,165
2,416	Sally Beauty Holdings, Inc. *	45,324
6,121	Urban Outfitters, Inc. *	214,602
6,191	Wal-Mart Stores, Inc.	611,361
1,546	World Fuel Services Corp.	43,504
7,327	Yum! Brands, Inc.	597,956
		3,624,713
	SAVINGS & LOANS - 0.3%
19,790	New York Community Bancorp, Inc.	257,666

	SEMICONDUCTORS - 1.0%
4,950	Micron Technology, Inc. *	203,544
28,787	ON Semiconductor Corp. *	602,800
		806,344
	SOFTWARE - 0.7%
1,323	Adobe Systems, Inc. *	231,843
1,641	Intuit, Inc.	258,917
92	MSCI, Inc.	11,642
1,168	Synopsys, Inc.	99,560
		601,962

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	TELECOMMUNICATIONS - 0.6%
19,403	ARRIS International PLC *	$498,463

	TRANSPORTATION - 3.1%
11,358	CSX Corp.	624,804
4,878	Expeditors International of Washington, Inc.	315,558
7,596	Kansas City Southern	799,251
409	Old Dominion Freight Line, Inc.	53,804
8,435	Ryder System, Inc.	709,972
		2,503,389

	TOTAL COMMON STOCKS (Cost - $78,878,680)	80,304,112

	SHORT-TERM INVESTMENT - 0.2%
	MONEY MARKET FUND - 0.2%
132,663	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 1.14% (a)(Cost - $132,663)	132,663

	TOTAL INVESTMENTS - 99.9% (Cost - $79,011,343)	$80,436,775
	OTHER ASSETS LESS LIABILITIES - NET - 0.1%	126,863
	TOTAL NET ASSETS - 100.0%	$80,563,638

PLC - Public Limited Company

REIT - Real Estate Investment Trust

(a)	Money market rate shown represents the rate at December 31, 2017.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Assets and Liabilities
December 31, 2017

	Global Atlantic	Global Atlantic	Global Atlantic	Global Atlantic BlackRock
	BlackRock Allocation	BlackRock Disciplined	BlackRock Disciplined	Disciplined International
	Portfolio	Core Portfolio	Growth Portfolio	Core Portfolio
Assets:
Investments in securities, at cost	$83,131,350	$343,384,413	$19,981,340	$70,152,745
Investments in securities, at value	$84,327,747	$352,320,839	$20,447,568	$71,695,685
Cash	—	—	7,330	—
Foreign Cash (cost: $-, $-, $- and $400,965 respectively)	—	—	—	409,645
Deposits with broker +	—	163,532	8,297	152,397
Unrealized appreciation on futures contracts	—	27,015	1,000	5,634
Receivable for securities sold	—	4,153,131	339,413	—
Receivable for portfolio shares sold	26,549	—	—	—
Interest and dividends receivable	524	412,017	17,971	61,642
Total Assets	84,354,820	357,076,534	20,821,579	72,325,003

Liabilities:
Due to Custodian	44	—	—	—
Unrealized depreciation on foreign currency contracts	71,016	—	—	—
Payable for Portfolio shares redeemed	36,890	314,892	1,307	116,939
Payable for securities purchased	—	4,012,791	272,606	—
Accrued 12b-1 Fees	1,231	5,090	4,384	707
Accrued investment advisory fees	14,541	108,404	7,718	34,466
Administrative service fees payable	5,773	25,303	1,410	4,991
Total Liabilities	129,495	4,466,480	287,425	157,103
Net Assets	$84,225,325	$352,610,054	$20,534,154	$72,167,900

Net Assets:
Paid in capital	$82,680,038	$341,383,780	$19,888,086	$70,410,601
Undistributed net investment income	410,263	626,325	35,450	178,881
Accumulated net realized gain (loss) on investments, futures contracts, foreign currency contracts, and foreign currency translations	9,643	1,636,194	143,390	22,624
Net unrealized appreciation on investments, futures contracts, foreign currency contracts, and foreign currency translations	1,125,381	8,963,755	467,228	1,555,794
Net Assets	84,225,325	352,610,054	20,534,154	72,167,900

Class I Shares:
Net assets	$75,191,375	$315,935,841	$—	$67,070,972
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	7,379,061	30,450,654	—	6,577,345

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$10.19	$10.38	$—	$10.20

Class II Shares:
Net assets	$9,033,950	$36,674,213	$20,534,154	$5,096,928
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	887,028	3,537,801	1,989,896	500,060

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$10.18	$10.37	$10.32	$10.19

+	Collateral for futures contracts and foreign currency contracts.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Assets and Liabilities (Continued)
December 31, 2017

	Global Atlantic BlackRock	Global Atlantic BlackRock	Global Atlantic BlackRock	Global Atlantic
	Disciplined Mid Cap	Disciplined Small Cap	Disciplined U.S. Core	BlackRock Disciplined
	Growth Portfolio	Portfolio	Portfolio	Value Portfolio
Assets:
Investments in securities, at cost	$108,559,517	$15,309,011	$22,935,475	309,690,907
Investments in securities, at value	$110,868,130	$15,511,066	$23,532,550	318,543,804
Cash	513,385	—	—	—
Deposits with broker +	48,394	27,756	17,743	130,328
Unrealized appreciation on futures contracts	12,080	—	52	47,036
Receivable for securities sold	1,707,773	9,331	366,896	3,878,575
Interest and dividends receivable	64,482	9,992	28,782	459,325
Total Assets	113,214,244	15,558,145	23,946,023	323,059,068

Liabilities:
Due to custodian - U.S. $		26	—	—
Unrealized depreciation on futures contracts	—	758	—	—
Payable for Portfolio shares redeemed	259,738	17,349	230,006	61,074
Payable for securities purchased	1,639,592	—	370,813	3,680,733
Accrued investment advisory fees	46,560	6,483	7,446	109,581
Accrued distribution (12b-1) fees	2,829	574	30	1,314
Administrative service fees payable	7,478	1,018	1,593	22,165
Total Liabilities	1,956,197	26,208	609,888	3,874,867
Net Assets	$111,258,047	$15,531,937	$23,336,135	319,184,201

Net Assets:
Paid in capital	$108,369,714	$15,251,743	$22,477,179	308,209,437
Undistributed net investment income	100,681	17,274	63,289	665,496
Accumulated net realized gain on investments, futures contracts, and foreign currency translations	466,959	61,623	198,540	1,409,335
Net unrealized appreciation on investments and futures contracts	2,320,693	201,297	597,127	8,899,933
Net Assets	$111,258,047	$15,531,937	$23,336,135	319,184,201

Class I Shares:
Net assets	$93,457,103	$11,456,687	$23,117,925	309,639,571
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	9,030,721	1,120,829	2,223,342	29,656,202

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$10.35	$10.22	$10.40	10.44

Class II Shares:
Net assets	$17,800,944	$4,075,250	$218,210	9,544,630

Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	1,720,139	398,803	20,998	913,385

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$10.35	$10.22	$10.39	10.45

+	Collateral for futures contracts and foreign currency contracts.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Assets and Liabilities (Continued)
December 31, 2017

	Global Atlantic	Global Atlantic Goldman	Global Atlantic Goldman	Global Atlantic Goldman
	BlackRock High	Sachs Core Fixed	Sachs Global Equity	Sachs Large Cap Growth
	Yield Portfolio	Income Portfolio	Insights Portfolio	Insights Portfolio
Assets:
Investments in securities, at cost	$83,727,599	$36,959,022	$23,751,895	$83,384,742
Investments in securities, at value	$83,229,337	$36,927,990	$24,303,652	$85,212,210
Foreign cash (Cost: $0, $0, $263,077 and $0, respectively)	—	—	266,100	—
Deposits with broker +	14,893	92,124	—	—
Unrealized appreciation on futures contracts	16,545	—	—	—
Interest and dividends receivable	1,317,848	189,789	24,070	58,913
Receivable for securities sold	—	110,821	—	—
Total Assets	84,578,623	37,320,724	24,593,822	85,271,123

Liabilities:
Unrealized depreciation on futures contracts	—	16,929	—	—
Unrealized depreciation on forward
foreign currency contracts	—	26,814	—	—
Payable for securities purchased	—	1,823,239	—	—
Payable for portfolio shares redeemed	62,265	182,602	23,049	36,372
Due to broker	—	—	98,710	6,358
Accrued investment advisory fees	34,871	9,271	12,984	26,173
Accrued distribution (12b-1) fees	300	—	642	4
Administrative service fees payable	6,167	2,311	1,615	5,846
Total Liabilities	103,603	2,061,166	137,000	74,753
Net Assets	$84,475,020	$35,259,558	$24,456,822	$85,196,370

Net Assets:
Paid in capital	$84,508,698	$35,302,824	$23,823,419	$82,689,148
Undistributed net investment income	475,457	73,481	27,190	179,717
Accumulated net realized gain (loss) on investments, futures contracts, swap contracts, and foreign currency translations	(27,418)	(41,778)	51,389	500,037
Net unrealized appreciation(depreciation) on investments, future contracts, and foreign currency translation	(481,717)	(74,969)	554,824	1,827,468
Net Assets	$84,475,020	$35,259,558	$24,456,822	$85,196,370

Class I Shares:
Net assets	$83,070,345	$35,259,548	$19,915,296	$85,177,825
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	8,371,645	3,531,730	1,935,943	8,271,148

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$9.92	$9.98	$10.29	$10.30

Class II Shares:
Net assets	$1,404,675	$10	$4,541,526	$18,545
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	141,601	1	441,772	1,802

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$9.92	$9.98 (a)	$10.28	$10.29

(a)	NAV may not recalculate due to rounding of shares.

+	Collateral for forward foreign currency contracts and futures contracts.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Assets and Liabilities (Continued)
December 31, 2017

Global Atlantic Goldman
Sachs Mid Cap Value
Insights Portfolio
Assets:
Investments in securities, at cost	$79,011,343
Investments in securities, at value	$80,436,775
Interest and dividends receivable	173,488
Total Assets	80,610,263

Liabilities:
Payable for Portfolio shares redeemed	9,158
Accrued investment advisory fees	30,372
Accrued distribution (12b-1) fees	2,147
Administrative service fees payable	4,948
Total Liabilities	46,625
Net Assets	$80,563,638

Net Assets:
Paid in capital	$78,755,479
Undistributed net investment income	179,651
Accumulated net realized gain on investments	203,076
Net unrealized appreciation on investments	1,425,432
Net Assets	$80,563,638

Class I Shares:
Net assets	$66,982,433
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	6,421,797

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$10.43

Class II Shares:
Net assets	$13,581,205
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	1,303,077

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$10.42

+	Collateral for futures contracts.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Operations
For the Period Ended December 31, 2017 *

	Global Atlantic	Global Atlantic		Global Atlantic	Global Atlantic BlackRock
	BlackRock Allocation	BlackRock Disciplined		BlackRock Disciplined	Disciplined International
	Portfolio	Core Portfolio		Growth Portfolio	Core Portfolio
Investment Income:
Dividend income	$523,816	$793,359	**	$58,529	$244,785 ***
Interest income	4,343	22,194		1,431	115
Total Investment Income	528,159	815,553		59,960	244,900
Expenses:
Investment advisory fees	24,542	146,511		13,955	53,125
Distribution fees (12b-1) - Class II Shares	1,233	5,117		7,753	722
Administrative service fees	11,156	37,567		3,101	8,854
Total Expenses	36,931	189,195		24,809	62,701
Expenses waived	(853)	—		(310)	(190)
Net Expenses	36,078	189,195		24,499	62,511
Net Investment Income	492,081	626,358		35,461	182,389

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, Foreign Currency Contracts, and Foreign Currency Translation

Net realized gain/(loss) on:
Investments	5,289	1,132,160		111,484	(9,037)
Futures contracts	—	446,633		28,999	(39,287)
Foreign currency translations	—	(33)		(11)	(215,724)
Forward Foreign currency contracts	(81,818)	—		—	212,213
Payments from Affiliate	4,354	57,401		2,907	70,951
	(72,175)	1,636,161		143,379	19,116
Net change in unrealized appreciation/(depreciation) on:
Investments	1,196,397	8,936,426		466,228	1,542,940
Futures contracts	—	27,015		1,000	5,634
Foreign currency translations	(3,940)	314		—	7,220
Forward foreign currency contracts	(67,076)	—		—	—
	1,125,381	8,963,755		467,228	1,555,794
Net Realized and Unrealized Gain on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Translations	1,053,206	10,599,916		610,607	1,574,910
Net Increase in Net Assets Resulting from Operations	$1,545,287	$11,226,274		$646,068	$1,757,299

*	The Global Atlantic Portfolios commenced operations on November 1, 2017.

**	Foreign Taxes Withheld $6,203

***	Foreign Taxes Withheld $16,430

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Operations (Continued)
For the Period Ended December 31, 2017 *

	Global Atlantic BlackRock	Global Atlantic BlackRock	Global Atlantic BlackRock	Global Atlantic
	Disciplined Mid Cap	Disciplined Small Cap	Disciplined U.S. Core	BlackRock Disciplined
	Growth Portfolio	Portfolio	Portfolio	Value Portfolio
Investment Income:
Dividend income	$182,551	$28,961 **	$77,830 ***	$827,764	****
Interest income	7,205	1,347	1,671	20,160
Total Investment Income	189,756	30,308	79,501	847,924
Expenses:
Investment advisory fees	73,703	10,607	13,114	148,149
Distribution fees (12b-1) - Class II Shares	3,687	582	31	1,321
Administrative service fees	13,400	1,964	3,362	32,922
Total Expenses	90,790	13,153	16,507	182,392
Expenses waived	(1,748)	(119)	(307)	—
Net Expenses	89,042	13,034	16,200	182,392
Net Investment Income	100,714	17,274	63,301	665,532

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign Currency Translations
Net realized gain (loss) on:
Investments	308,671	37,667	160,651	985,043
Futures contracts	139,285	18,156	34,176	366,007
Foreign currency translations	(33)	—	(12)	(36)
Payments from Affiliate	19,003	5,800	3,713	58,285
	466,926	61,623	198,528	1,409,299
Net change in unrealized appreciation/(depreciation) on:
Investments	2,308,613	202,055	597,075	8,852,897
Futures contracts	12,080	(758)	52	47,036
	2,320,693	201,297	597,127	8,899,933
Net Realized and Unrealized Gain on Investments, Futures Contracts, and Foreign Currency Translations	2,787,619	262,920	795,655	10,309,232
Net Increase in Net Assets Resulting from Operations	$2,888,333	$280,194	$858,956	$10,974,764

*	The Global Atlantic Portfolios commenced operations on November 1, 2017.

**	Foreign Taxes Withheld $26

***	Foreign Taxes Withheld $8

****	Foreign Taxes Withheld $242

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Operations (Continued)
For the Period Ended December 31, 2017 *

	Global Atlantic	Global Atlantic Goldman	Global Atlantic Goldman	Global Atlantic Goldman
	BlackRock High	Sachs Core Fixed	Sachs Global Equity	Sachs Large Cap Growth
	Yield Portfolio	Income Portfolio	Insights Portfolio	Insights Portfolio
Investment Income:
Dividend income	$782	$—	$58,665 **	$236,004
Interest income	536,847	96,324	2,192	4,769
Total Investment Income	537,629	96,324	60,857	240,773
Expenses:
Investment advisory fees	51,636	15,742	20,547	47,545
Distribution fees (12b-1) - Class II Shares	400	—	659	7
Administrative service fees	10,327	4,630	3,261	12,850
Total Expenses	62,363	20,372	24,467	60,402
Expenses waived	(191)	(378)	(225)	(1,279)
Net Expenses	62,172	19,994	24,242	59,123
Net Investment Income	475,457	76,330	36,615	181,650

Net Realized and Unrealized Gain/(Loss) on Investments,Futures Contracts, Swap Contracts and Foreign Currency Translations
Net realized gain/(loss) on:
Investments	(30,286)	(24,999)	24,790	495,704
Futures contracts	2,837	(21,445)	17,206	(223)
Payments from Affiliate	31	24	8,282	2,623
Swap Contracts	—	3,934	—	—
Forward foreign currency contracts	—	(1,436)	—	—
Foreign currency translations	—	(705)	(8,314)	—
	(27,418)	(44,627)	41,964	498,104
Net change in unrealized appreciation/(depreciation) on:
Investments	(498,262)	(31,032)	551,757	1,827,468
Futures contracts	16,545	(16,929)	—	—
Forward foreign currency contracts	—	(26,814)	—	—
Foreign currency translations	—	(194)	3,067	—
	(481,717)	(74,969)	554,824	1,827,468
Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts,Swap Contracts and Foreign Currency Translations	(509,135)	(119,596)	596,788	2,325,572
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(33,678)	$(43,266)	$633,403	$2,507,222

*	The Global Atlantic Portfolios commenced operations on November 1, 2017.

**	Foreign Taxes Withheld $1,336.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Operations (Continued)
For the Period Ended December 31, 2017 *

Global Atlantic Goldman
Sachs Mid Cap Value
Insights Portfolio
Investment Income:
Dividend income	$248,325
Interest income	4,761
Total Investment Income	253,086
Expenses:
Investment advisory fees	42,083
Distribution fees (12b-1) - Class II Shares	2,403
Administrative service fees	7,651
Total Expenses	52,137
Net Investment Income	200,949

Net Realized and Unrealized Gain on Investments
Net Realized Gain on:
Investments	176,262
Payments from Affiliate	5,516
181,778
Net change in unrealized appreciation on:
Investments	1,425,432
1,425,432

Net Realized and Unrealized Gain on Investments	1,607,210
Net Increase in Net Assets Resulting from Operations	$1,808,159

*	The Global Atlantic Portfolios commenced operations on November 1, 2017.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets

	Global Atlantic BlackRock	Global Atlantic BlackRock
	Allocation Portfolio	Disciplined Core Portfolio
	Period ended	Period ended
	December 31,	December 31,
	2017 *	2017 *

Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$492,081	$626,358
Net realized gain/(loss) on investments, futures contracts, forward foreign currency contracts, foreign currency translations and payments from an affiliate	(72,175)	1,636,161
Net change in unrealized appreciation on investments, futures contracts, forward foreign currency contracts and foreign currency translations	1,125,381	8,963,755
Net increase in net assets resulting from operations	1,545,287	11,226,274

From Shares of Beneficial Interest:
Proceeds from shares sold
Class I	75,524,306	311,998,253
Class II	9,050,156	36,742,558
Cost of shares redeemed
Class I	(1,794,566)	(6,968,659)
Class II	(99,858)	(388,372)
Net increase in net assets from share transactions of beneficial interest	82,680,038	341,383,780
Total increase in net assets	84,225,325	352,610,054

Net Assets:
Beginning of period	—	—
End of period	$84,225,325	$352,610,054
Undistributed net investment income at end of period	$410,263	$626,325

Share Activity:
Class I
Shares Sold	7,557,486	31,127,893
Shares Redeemed	(178,425)	(677,239)
Net increase in shares of beneficial interest outstanding	7,379,061	30,450,654

Share Activity:
Class II
Shares Sold	896,907	3,575,334
Shares Redeemed	(9,879)	(37,533)
Net increase in shares of beneficial interest outstanding	887,028	3,537,801

*	The Global Atlantic Portfolios commenced operations on November 1, 2017.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets

	Global Atlantic BlackRock	Global Atlantic BlackRock Disciplined
	Disciplined Growth Portfolio	International Core Portfolio
	Period ended	Period ended
	December 31,	December 31,
	2017*	2017*

Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$35,461	$182,389
Net realized gain on investments, futures contracts, foreign currency translations and payments from an affiliate	143,379	19,116
Net change in unrealized appreciation on investments, futures contracts, and foreign currency translations	467,228	1,555,794
Net increase in net assets resulting from operations	646,068	1,757,299

From Shares of Beneficial Interest:
Proceeds from shares sold
Class I	—	67,121,000
Class II	20,598,578	5,062,115
Cost of shares redeemed
Class I	—	(1,676,131)
Class II	(710,492)	(96,383)
Net increase in net assets from share transactions of beneficial interest	19,888,086	70,410,601
Total increase in net assets	20,534,154	72,167,900

Net Assets:
Beginning of period	—	—
End of period	$20,534,154	$72,167,900
Undistributed net investment income at end of period	$35,450	$178,881

Share Activity:
Class I
Shares Sold	—	6,744,358
Shares Redeemed	—	(167,013)
Net increase in shares of beneficial interest outstanding	—	6,577,345

Share Activity:
Class II
Shares Sold	2,059,777	509,672
Shares Redeemed	(69,881)	(9,612)
Net increase in shares of beneficial interest outstanding	1,989,896	500,060

*	The Global Atlantic Portfolios commenced operations on November 1, 2017.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets

	Global Atlantic BlackRock	Global Atlantic BlackRock
	Disciplined Mid Cap Growth Portfolio	Disciplined Small Cap Portfolio
	Period ended	Period ended
	December 31,	December 31,
	2017*	2017*

Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$100,714	$17,274
Net realized gain on investments, futures contracts, foreign currency translations and payments from an affiliate	466,926	61,623
Net change in unrealized appreciation on investments and futures contracts	2,320,693	201,297
Net increase in net assets resulting from operations	2,888,333	280,194

From Shares of Beneficial Interest:
Proceeds from shares sold
Class I	92,925,853	11,512,090
Class II	17,899,858	4,076,758
Cost of shares redeemed
Class I	(2,095,171)	(307,907)
Class II	(360,826)	(29,198)
Net increase in net assets from share transactions of beneficial interest	108,369,714	15,251,743
Total increase in net assets	111,258,047	15,531,937

Net Assets:
Beginning of period	—	—
End of period	$111,258,047	$15,531,937
Undistributed net investment income at end of period	$100,681	$17,274

Share Activity:
Class I
Shares Sold	9,234,622	1,151,343
Shares Redeemed	(203,901)	(30,514)
Net increase in shares of beneficial interest outstanding	9,030,721	1,120,829

Share Activity:
Class II
Shares Sold	1,755,442	401,660
Shares Redeemed	(35,303)	(2,857)
Net increase in shares of beneficial interest outstanding	1,720,139	398,803

*	The Global Atlantic Portfolios commenced operations on November 1, 2017.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets

	Global Atlantic BlackRock	Global Atlantic BlackRock
	Disciplined U.S. Core Portfolio	Disciplined Value Portfolio
	Period ended	Period ended
	December 31,	December 31,
	2017*	2017*

Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$63,301	$665,532
Net realized gain on investments, futures contracts, foreign currency translations and payments from an affiliate	198,528	1,409,299
Net change in unrealized appreciation on investments and futures contracts	597,127	8,899,933
Net increase in net assets resulting from operations	858,956	10,974,764

From Shares of Beneficial Interest:
Proceeds from shares sold
Class I	23,003,831	303,786,150
Class II	215,452	9,493,700
Cost of shares redeemed
Class I	(741,936)	(5,035,843)
Class II	(168)	(34,570)
Net increase in net assets from share transactions of beneficial interest	22,477,179	308,209,437
Total increase in net assets	23,336,135	319,184,201

Net Assets:
Beginning of period	—	—
End of period	$23,336,135	$319,184,201
Undistributed net investment income at end of period	$63,289	$665,496

Share Activity:
Class I
Shares Sold	2,295,486	30,144,599
Shares Redeemed	(72,144)	(488,397)
Net increase in shares of beneficial interest outstanding	2,223,342	29,656,202

Share Activity:
Class II
Shares Sold	21,015	916,694
Shares Redeemed	(17)	(3,309)
Net increase in shares of beneficial interest outstanding	20,998	913,385

*	The Global Atlantic Portfolios commenced operations on November 1, 2017.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets

	Global Atlantic BlackRock	Global Atlantic Goldman Sachs
	High Yield Portfolio	Core Fixed Income Portfolio
	Period ended	Period ended
	December 31,	December 31,
	2017*	2017*

Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$475,457	$76,330
Net realized loss on investments, futures contracts, swap conrtacts, foreign currency translations and payments from an affiliate	(27,418)	(44,627)
Net change in unrealized depreciation on investments, futures contracts, forward foreign currency contracts and foreign currency translations	(481,717)	(74,969)
Net decrease in net assets resulting from operations	(33,678)	(43,266)

From Shares of Beneficial Interest:
Proceeds from shares sold
Class I	87,802,702	35,878,977
Class II	1,456,499	10
Cost of shares redeemed
Class I	(4,692,905)	(576,163)
Class II	(57,598)	—
Net increase in net assets from share transactions of beneficial interest	84,508,698	35,302,824
Total increase in net assets	84,475,020	35,259,558

Net Assets:
Beginning of period	—	—
End of period	$84,475,020	$35,259,558
Undistributed net investment income at end of period	$475,457	$73,481

Share Activity:
Class I
Shares Sold	8,846,295	3,589,454
Shares Redeemed	(474,650)	(57,724)
Net increase in shares of beneficial interest outstanding	8,371,645	3,531,730

Share Activity:
Class II
Shares Sold	147,418	1
Shares Redeemed	(5,817)	—
Net increase in shares of beneficial interest outstanding	141,601	1

*	The Global Atlantic Portfolios commenced operations on November 1, 2017.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets

	Global Atlantic Goldman Sachs	Global Atlantic Goldman Sachs
	Global Equity Insights Portfolio	Large Cap Growth Insights Portfolio
	Period ended	Period ended
	December 31,	December 31,
	2017*	2017*

Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$36,615	$181,650
Net realized gain on investments, futures contracts, foreign currency translations and payments from an affiliate	41,964	498,104
Net change in unrealized appreciation on investments and foreign currency translations	554,824	1,827,468
Net increase in net assets resulting from operations	633,403	2,507,222

From Shares of Beneficial Interest:
Proceeds from shares sold
Class I	19,993,673	84,849,029
Class II	4,500,102	18,286
Cost of shares redeemed
Class I	(642,326)	(2,177,891)
Class II	(28,030)	(276)
Net increase in net assets from share transactions of beneficial interest	23,823,419	82,689,148
Total increase in net assets	24,456,822	85,196,370

Net Assets:
Beginning of period	—	—
End of period	$24,456,822	$85,196,370
Undistributed net investment income at end of period	$27,190	$179,717

Share Activity:
Class I
Shares Sold	1,999,307	8,484,786
Shares Redeemed	(63,364)	(213,638)
Net increase in shares of beneficial interest outstanding	1,935,943	8,271,148

Share Activity:
Class II
Shares Sold	444,520	1,829
Shares Redeemed	(2,748)	(27)
Net increase in shares of beneficial interest outstanding	441,772	1,802

*	The Global Atlantic Portfolios commenced operations on November 1, 2017.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets

Global Atlantic Goldman Sachs
Mid Cap Value Insights Portfolio
Period ended
December 31,
2017*

Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$200,949
Net realized gain on investments and payments from an affiliate	181,778
Net change in unrealized appreciation on investments	1,425,432
Net increase in net assets resulting from operations	1,808,159

From Shares of Beneficial Interest:
Proceeds from shares sold
Class I	66,563,971
Class II	13,478,826
Cost of shares redeemed
Class I	(1,157,852)
Class II	(129,466)
Net increase in net assets from share transactions of beneficial interest	78,755,479
Total increase in net assets	80,563,638

Net Assets:
Beginning of period	—
End of period	$80,563,638
Undistributed net investment income at end of period	$179,651

Share Activity:
Class I
Shares Sold	6,534,241
Shares Redeemed	(112,444)
Net increase in shares of beneficial interest outstanding	6,421,797

Share Activity:
Class II
Shares Sold	1,315,623
Shares Redeemed	(12,546)
Net increase in shares of beneficial interest outstanding	1,303,077

*	The Global Atlantic Portfolios commenced operations on November 1, 2017.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock Allocation Portfolio

Selected data based on a share outstanding throughout each period indicated.

Class I Shares

Period Ended
December 31, 2017 (a)

Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (b,c)	0.06
Net realized and unrealized gain on investments	0.13
Total income from investment operations	0.19
Net asset value, end of period	$10.19
Total return (d, i)	1.90%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$75,191
Ratio of net expenses to average net assets (e,g)	0.31%
Ratio of gross expenses to average net assets (e,f,g,)	0.32%
Ratio of net investment income to average net assets (c,e,g)	4.15%
Portfolio turnover rate (h)	2%

(a)	Global Atlantic BlackRock Allocation Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Annualized.

(h)	Not annualized.

(i)	For the period ended December 31, 2017, the Fund received a reimbursement from a related party. This reimbursement had no impact on the Portfolio’s total return

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock Allocation Portfolio

Selected data based on a share outstanding throughout each period indicated.

Class II Shares

Period Ended
December 31, 2017 (a)

Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (b,c)	0.14
Net realized and unrealized gain on investments	0.04
Total income from investment operations	0.18
Net asset value, end of period	$10.18
Total return (d, i)	1.80%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$9,034
Ratio of net expenses to average net assets (e,g)	0.56%
Ratio of gross expenses to average net assets (e,f,g,)	0.56%
Ratio of net investment income to average net assets (c,e,g)	9.11%
Portfolio turnover rate (h)	2%

(a)	Global Atlantic BlackRock Allocation Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Annualized.

(h)	Not annualized.

(i)	For the period ended December 31, 2017, the Fund received a reimbursement from a related party. This reimbursement had no impact on the Portfolio’s total return

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock Disciplined Core Portfolio

Selected data based on a share outstanding throughout each period indicated.

Class I Shares

Period Ended
December 31, 2017 (a)

Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (b)	0.03
Net realized and unrealized gain on investments	0.35
Total income from investment operations	0.38
Net asset value, end of period	$10.38
Total return (c,g)	3.80%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$315,936
Ratio of net expenses to average net assets (d)	0.48%
Ratio of gross expenses to average net assets (d,e)	0.48%
Ratio of net investment income to average net assets (d)	1.67%
Portfolio turnover rate (f)	18%

(a)	Global Atlantic BlackRock Disciplined Core Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017, the Fund received a reimbursement from a related party. This reimbursement had no impact on the Portfolio’s total return

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock Disciplined Core Portfolio

Selected data based on a share outstanding throughout each period indicated.

Class II Shares

Period Ended
December 31, 2017 (a)

Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (b)	0.02
Net realized and unrealized gain on investments	0.35
Total income from investment operations	0.37
Net asset value, end of period	$10.37
Total return (g)	3.70%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$36,674
Ratio of net expenses to average net assets (d)	0.72%
Ratio of gross expenses to average net assets (d,e)	0.72%
Ratio of net investment income to average net assets (d)	1.00%
Portfolio turnover rate (f)	18%

(a)	Global Atlantic BlackRock Disciplined Core Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017, the Fund received a reimbursement from a related party. This reimbursement had no impact on the Portfolio’s total return

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock Disciplined Growth Portfolio

Selected data based on a share outstanding throughout each period indicated.

Class II Shares

Period Ended
December 31, 2017 (a)

Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (b)	0.02
Net realized and unrealized gain on investments	0.30
Total income from investment operations	0.32
Net asset value, end of period	$10.32
Total return (g)	3.20%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$20,534
Ratio of net expenses to average net assets (d)	0.79%
Ratio of gross expenses to average net assets (d,e)	0.80%
Ratio of net investment income to average net assets (d)	1.14%
Portfolio turnover rate (f)	23%

(a)	Global Atlantic BlackRock Disciplined Growth Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017, the Fund received a reimbursement from a related party. This reimbursement had no impact on the Portfolio’s total return

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock Disciplined International Core Portfolio

Selected data based on a share outstanding throughout each period indicated.

Class I Shares

Period Ended
December 31, 2017 (a)

Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (b,c)	0.03
Net realized and unrealized gain on investments	0.17
Total income (loss) from investment operations	0.20
Net asset value, end of period	$10.20
Total return (d,i)	2.00%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$67,071
Ratio of net expenses to average net assets (e,g)	0.69%
Ratio of gross expenses to average net assets (e,f,g)	0.69%
Ratio of net investment income to average net assets (c,e,g)	1.99%
Portfolio turnover rate (h)	4%

(a)	Global Atlantic BlackRock Disciplined International Core Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Annualized.

(h)	Not annualized.

(i)	For the period ended December 31, 2017, 0.13% of the Portfolio’s total return consisted of a reimbursement from an affiliate. Excluding this item, total return would have been 1.87%.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock Disciplined International Core Portfolio

Selected data based on a share outstanding throughout each period indicated.

Class II Shares

Period Ended
December 31, 2017 (a)

Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (b,c)	0.05
Net realized and unrealized gain on investments	0.14
Total income from investment operations	0.19
Net asset value, end of period	$10.19
Total return (d,i)	1.90%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$5,097
Ratio of net expenses to average net assets (e,g)	0.93%
Ratio of gross expenses to average net assets (e,f,g)	0.93%
Ratio of net investment income to average net assets (c,e,g)	3.34%
Portfolio turnover rate (h)	4%

(a)	Global Atlantic BlackRock Disciplined International Core Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Annualized.

(h)	Not annualized.

(i)	For the period ended December 31, 2017, the Fund received a reimbursement from a related party. This reimbursement had no impact on the Portfolio’s total return

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Selected data based on a share outstanding throughout each period indicated.

Class I Shares

Period Ended
December 31, 2017 (a)

Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (b)	0.01
Net realized and unrealized gain on investments	0.34
Total income from investment operations	0.35
Net asset value, end of period	$10.35
Total return (c,g)	3.50%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$93,457
Ratio of expenses to average net assets (d)	0.63%
Ratio of gross expenses to average net assets (d,e)	0.64%
Ratio of net investment income to average net assets (d)	0.79%
Portfolio turnover rate (f)	26%

(a)	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017, the Fund received a reimbursement from a related party. This reimbursement had no impact on the Portfolio’s total return

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Selected data based on a share outstanding throughout each period indicated.

Class II Shares

Period Ended
December 31, 2017 (a)

Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (b)	0.01
Net realized and unrealized gain on investments	0.34
Total income from investment operations	0.35
Net asset value, end of period	$10.35
Total return (c,g)	3.50%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$17,801
Ratio of expenses to average net assets (d)	0.88%
Ratio of gross expenses to average net assets (d,e)	0.89%
Ratio of net investment income to average net assets (d)	0.41%
Portfolio turnover rate (f)	26%

(a)	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017, the Fund received a reimbursement from a related party. This reimbursement had no impact on the Portfolio’s total return

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock Disciplined Small Cap Portfolio

Selected data based on a share outstanding throughout each period indicated.

Class I Shares

Period Ended
December 31, 2017 (a)

Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (b)	0.01
Net realized and unrealized gain on investments	0.21
Total income from investment operations	0.22
Net asset value, end of period	$10.22
Total return (c,g)	2.20%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$11,457
Ratio of net expenses to average net assets (d)	0.63%
Ratio of gross expenses to average net assets (d,e)	0.64%
Ratio of net investment income to average net assets (d)	0.89%
Portfolio turnover rate (f)	15%

(a)	Global Atlantic BlackRock Disciplined Small Cap Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017, the Fund received a reimbursement from a related party. This reimbursement had no impact on the Portfolio’s total return

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock Disciplined Small Cap Portfolio

Selected data based on a share outstanding throughout each period indicated.

Class II Shares

Period Ended
December 31, 2017 (a)

Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (b)	0.01
Net realized and unrealized gain on investments	0.21
Total income from investment operations	0.22
Net asset value, end of period	$10.22
Total return (c,g)	2.20%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$4,075
Ratio of net expenses to average net assets (d)	0.87%
Ratio of gross expenses to average net assets (d,e)	0.87%
Ratio of net investment income to average net assets (d)	0.75%
Portfolio turnover rate (f)	15%

(a)	Global Atlantic BlackRock Disciplined Small Cap Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017, the Fund received a reimbursement from a related party. This reimbursement had no impact on the Portfolio’s total return

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock Disciplined U.S. Core Portfolio

Selected data based on a share outstanding throughout each period indicated.

Class I Shares

Period Ended
December 31, 2017 (a)

Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (b)	0.03
Net realized and unrealized gain on investments	0.37
Total income from investment operations	0.40
Net asset value, end of period	$10.40
Total return (c,g)	4.00%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$23,118
Ratio of net expenses to average net assets (d)	0.48%
Ratio of gross expenses to average net assets (d,e)	0.49%
Ratio of net investment income to average net assets (d)	1.88%
Portfolio turnover rate (f)	24%

(a)	Global Atlantic BlackRock Disciplined U.S. Core Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017, the Fund received a reimbursement from a related party. This reimbursement had no impact on the Portfolio’s total return

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock Disciplined U.S. Core Portfolio

Selected data based on a share outstanding throughout each period indicated.

Class II Shares

Period Ended
December 31, 2017 (a)

Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (b)	0.02
Net realized and unrealized gain on investments	0.37
Total income from investment operations	0.39
Net asset value, end of period	$10.39
Total return (c,g)	3.90%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$218
Ratio of net expenses to average net assets (d)	0.72%
Ratio of gross expenses to average net assets (d,e)	0.72%
Ratio of net investment income to average net assets (d)	0.98%
Portfolio turnover rate (f)	24%

(a)	Global Atlantic BlackRock Disciplined U.S. Core Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017, the Fund received a reimbursement from a related party. This reimbursement had no impact on the Portfolio’s total return

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock Disciplined Value Portfolio

Selected data based on a share outstanding throughout the period indicated.

Class I Shares

Period Ended
December 31, 2017 (a)

Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (b)	0.03
Net realized and unrealized gain on investments	0.41
Total income from investment operations	0.44
Net asset value, end of period	$10.44
Total return (c,g)	4.40%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$309,640
Ratio of net expenses to average net assets (d)	0.54%
Ratio of gross expenses to average net assets (d,e)	0.54%
Ratio of net investment income to average net assets (d)	1.99%
Portfolio turnover rate (f)	17%

(a)	Global Atlantic BlackRock Disciplined Value Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017, the Fund received a reimbursement from a related party. This reimbursement had no impact on the Portfolio’s total return

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock Disciplined Value Portfolio

Selected data based on a share outstanding throughout the period indicated.

Class II Shares

Period Ended
December 31, 2017 (a)

Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (b)	0.02
Net realized and unrealized gain on investments	0.43
Total income from investment operations	0.45
Net asset value, end of period	$10.45
Total return (c,g)	4.50%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$9,545
Ratio of net expenses to average net assets (d)	0.78%
Ratio of gross expenses to average net assets (d,e)	0.78%
Ratio of net investment income to average net assets (d)	1.34%
Portfolio turnover rate (f)	17%

(a)	Global Atlantic BlackRock Disciplined Value Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017, the Fund received a reimbursement from a related party. This reimbursement had no impact on the Portfolio’s total return

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock High Yield Portfolio

Selected data based on a share outstanding throughout the period indicated.

Class I Shares

Period Ended
December 31, 2017 (a)

Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (b)	0.07
Net realized and unrealized loss on investments	(0.15)
Total loss from investment operations	(0.08)
Net asset value, end of period	$9.92
Total return (c,g)	(0.80)%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$83,070
Ratio of net expenses to average net assets (d)	0.59%
Ratio of gross expenses to average net assets (d,e)	0.59%
Ratio of net investment income to average net assets (d)	4.54%
Portfolio turnover rate (f)	3%

(a)	Global Atlantic BlackRock High Yield Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017, the Fund received a reimbursement from a related party. This reimbursement had no impact on the Portfolio’s total return

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock High Yield Portfolio

Selected data based on a share outstanding throughout the period indicated.

Class II Shares

Period Ended
December 31, 2017 (a)

Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (b)	0.07
Net realized and unrealized loss on investments	(0.15)
Total loss from investment operations	(0.08)
Net asset value, end of period	$9.92
Total return (c,g)	(0.80)%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$1,405
Ratio of net expenses to average net assets (d)	0.83%
Ratio of gross expenses to average net assets (d,e)	0.83%
Ratio of net investment income to average net assets (d)	4.31%
Portfolio turnover rate (f)	3%

(a)	Global Atlantic BlackRock High Yield Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017, the Fund received a reimbursement from a related party. This reimbursement had no impact on the Portfolio’s total return

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Selected data based on a share outstanding throughout the period indicated.

Class I Shares

Period Ended
December 31, 2017 (a)

Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (b)	0.03
Net realized and unrealized loss on investments	(0.05)
Total loss from investment operations	(0.02)
Net asset value, end of period	$9.98
Total return (c,g)	(0.20)%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$35,260
Ratio of net expenses to average net assets (d)	0.43%
Ratio of gross expenses to average net assets (d,e)	0.44%
Ratio of net investment income to average net assets (d)	1.64%
Portfolio turnover rate (f)	69%

(a)	Global Atlantic Goldman Sachs Core Fixed Income Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017, the Fund received a reimbursement from a related party. This reimbursement had no impact on the Portfolio’s total return

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Selected data based on a share outstanding throughout the period indicated.

Class II Shares

Period Ended
December 31, 2017 (a)

Net asset value, beginning of period	$10.00
Income from investment operations:
Net realized and unrealized loss on investments	(0.02)
Total loss from investment operations	(0.02)
Net asset value, end of period	$9.98
Total return (c,h)	(0.20)%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$10 (g)
Ratio of net expenses to average net assets (d,e)	0.68%
Ratio of gross expenses to average net assets (d,e)	0.68%
Ratio of net investment income to average net assets (d)	0.00%
Portfolio turnover rate (f)	69%

(a)	Global Atlantic Goldman Sachs Core Fixed Income Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets per the June 23, 2017 prospectus and does not represent the operating expense for the period.

(f)	Not annualized.

(g)	Represents actual net assets.

(h)	For the period ended December 31, 2017, the Fund received a reimbursement from a related party. This reimbursement had no impact on the Portfolio’s total return

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Goldman Sachs Global Equity Insights Portfolio

Selected data based on a share outstanding throughout each period indicated.

Class I Shares

Period Ended
December 31, 2017 (a)

Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (b)	0.02
Net realized and unrealized gain on investments	0.27
Total income from investment operations	0.29
Net asset value, end of period	$10.29
Total return (c,g)	2.90%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$19,915
Ratio of net expenses to average net assets (d)	0.72%
Ratio of gross expenses to average net assets (d,e)	0.73%
Ratio of net investment income to average net assets (d)	1.15%
Portfolio turnover rate (f)	11%

(a)	Global Atlantic Goldman Sachs Global Equity Insights Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017, the Fund received a reimbursement from a related party. This reimbursement had no impact on the Portfolio’s total return

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Goldman Sachs Global Equity Insights Portfolio

Selected data based on a share outstanding throughout each period indicated.

Class II Shares

Period Ended
December 31, 2017 (a)

Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (b)	0.01
Net realized and unrealized gain on investments	0.27
Total income from investment operations	0.28
Net asset value, end of period	$10.28
Total return (c,g)	2.80%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$4,542
Ratio of net expenses to average net assets (d)	0.96%
Ratio of gross expenses to average net assets (d,e)	0.96%
Ratio of net investment income to average net assets (d)	0.74%
Portfolio turnover rate (f)	11%

(a)	Global Atlantic Goldman Sachs Global Equity Insights Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017, the Fund received a reimbursement from a related party. This reimbursement had no impact on the Portfolio’s total return

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio

Selected data based on a share outstanding throughout each period indicated.

Class I Shares

Period Ended
December 31, 2017(a)

Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (b)	0.02
Net realized and unrealized gain on investments	0.28
Net increase in net assets from investment operations	0.30
Net asset value, end of period	$10.30
Total return (c,g)	3.00%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$85,178
Ratio of net expenses to average net assets (d)	0.46%
Ratio of gross expenses to average net assets (d,e)	0.47%
Ratio of net investment income to average net assets (d)	1.41%
Portfolio turnover rate (f)	21%

(a)	Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017, the Fund received a reimbursement from a related party. This reimbursement had no impact on the Portfolio’s total return

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio

Selected data based on a share outstanding throughout the period indicated.

Class II Shares

Period Ended
December 31, 2017(a)

Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (b)	0.02
Net realized and unrealized gain on investments	0.27
Net increase in net assets from investment operations	0.29
Net asset value, end of period	$10.29
Total return (c,g)	2.90%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$19
Ratio of net expenses to average net assets (d)	0.71%
Ratio of gross expenses to average net assets (d,e)	0.72%
Ratio of net investment income to average net assets (d)	1.16%
Portfolio turnover rate (f)	21%

(a)	Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017, the Fund received a reimbursement from a related party. This reimbursement had no impact on the Portfolio’s total return

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio

Selected data based on a share outstanding throughout the period indicated.

Class I Shares

Period Ended
December 31, 2017 (a)

Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (b)	0.04
Net realized and unrealized gain on investments	0.39
Net increase in net assets from investment operations	0.43
Net asset value, end of period	$10.43
Total return (c,g)	4.30%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$66,982
Ratio of net expenses to average net assets (d)	0.64%
Ratio of gross expenses to average net assets (d,e)	0.64%
Ratio of net investment income to average net assets (d)	2.56%
Portfolio turnover rate (f)	12%

(a)	Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017, the Fund received a reimbursement from a related party. This reimbursement had no impact on the Portfolio’s total return

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio

Selected data based on a share outstanding throughout the period indicated.

Class II Shares

Period Ended
December 31, 2017 (a)

Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (b)	0.04
Net realized and unrealized gain on investments	0.38
Net increase in net assets from investment operations	0.42
Net asset value, end of period	$10.42
Total return (c,g)	4.20%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$13,581
Ratio of net expenses to average net assets (d)	0.88%
Ratio of gross expenses to average net assets (d,e)	0.88%
Ratio of net investment income to average net assets (d)	2.69%
Portfolio turnover rate (f)	12%

(a)	Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017, the Fund received a reimbursement from a related party. This reimbursement had no impact on the Portfolio’s total return

See accompanying notes to financial statements.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS
December 31, 2017

1.	ORGANIZATION

The Global Atlantic Portfolios (each, a “Portfolio”, and collectively, the “Portfolios”) are comprised of thirty different actively managed portfolios, thirteen of which are discussed in this report. Each Portfolio is a series of shares of beneficial interest of Forethought Variable Insurance Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Portfolio Name	Commencement Date	Investment Objective
Global Atlantic BlackRock Allocation Portfolio	November 1, 2017	Total return.
Global Atlantic BlackRock Disciplined Core Portfolio	November 1, 2017	Long-term capital appreciation.
Global Atlantic BlackRock Disciplined Growth Portfolio	November 1, 2017	Long-term capital appreciation.
Global Atlantic BlackRock Disciplined International Core Portfolio	November 1, 2017	Long-term capital appreciation.
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	November 1, 2017	Long-term capital appreciation.
Global Atlantic BlackRock Disciplined Small Cap Portfolio	November 1, 2017	Long-term capital appreciation.
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	November 1, 2017	Long-term capital appreciation.
Global Atlantic BlackRock Disciplined Value Portfolio	November 1, 2017	Long-term capital appreciation.
Global Atlantic BlackRock High Yield Portfolio	November 1, 2017	Total return.
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	November 1, 2017	Total return consisting of capital appreciation and income.
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	November 1, 2017	Long-term capital appreciation.
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	November 1, 2017	Long-term capital appreciation.
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	November 1, 2017	Long-term capital appreciation.

The Global Atlantic BlackRock Allocation Portfolio is a non-diversified series of the Trust. Global Atlantic BlackRock Disciplined Core Portfolio, Global Atlantic BlackRock Disciplined Growth Portfolio, Global Atlantic BlackRock Disciplined International Core Portfolio, Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio, Global Atlantic BlackRock Disciplined Small Cap Portfolio, Global Atlantic BlackRock Disciplined U.S. Core Portfolio, Global Atlantic BlackRock Disciplined Value Portfolio, Global Atlantic BlackRock High Yield Portfolio, Global Atlantic Goldman Sachs Core Fixed Income Portfolio, Global Atlantic Goldman Sachs Global Equity Insights Portfolio, Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio and Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio are diversified series of the Trust. Certain of the Portfolios operate as “fund of funds.” A “fund of funds” typically invests in multiple underlying funds and the level of its interest in any particular underlying fund may fluctuate. The Portfolios are intended to be funding vehicles for variable annuity and variable life insurance contracts offered by separate accounts of insurance companies. The assets of each Portfolio are segregated and a shareholder’s interest is limited to the Portfolio in which shares are held. Each Portfolio pays its own expenses.

The Portfolios currently offer Class I and Class II shares at net asset value, except the Global Atlantic BlackRock Disciplined Growth Portfolio, which only offers Class II shares.

References herein to a Portfolio’s investment in a particular instrument include direct investments and indirect investments through investment companies such as exchange-traded funds and closed-end funds, as applicable.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolios in preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settle price or, in the absence of a settle price, at the last sale price on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost to the extent it is determined that amortized cost approximates fair value. Investments in open-end investment companies are valued at net asset value, as discussed in more detail below.

Valuation of Investment Companies – The Portfolios may invest in one or more portfolios of open-end investment companies (the “underlying fund” or “underlying funds”). Each underlying fund is valued at its respective net asset values as reported by such investment company. Each underlying fund values securities in its portfolio for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by each underlying fund’s board(s) of trustees.

Exchange-Traded Funds – The Portfolios may invest in passive exchange-traded funds (“ETFs”). An ETF is a type of index fund that is bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Portfolios may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the lack of liquidity in an ETF could result in it being more volatile than the underlying securities, which may result in the Portfolio paying significantly more or receiving significantly less for ETF shares than the value of the relevant underlying securities. Additionally, ETFs have fees and expenses that increase the cost of investing in the ETF versus the costs of owning the underlying securities directly.

Illiquid Securities – The Portfolios may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the valuation procedures approved by the Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a Fair Value Committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Global Atlantic Investment Advisors, LLC (the “Adviser”) and/or Sub-Adviser. The Fair Value Committee may also include the Trust’s Chief Compliance Officer and may enlist third party consultants or advisers (such as an accounting firm or fair value pricing specialist) on an as-needed basis to assist in determining a security-specific fair value or valuation method. The Board reviews and approves the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

Fair Value Committee and Valuation Process – As noted above, the Fair Value Committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser and/or Sub-adviser. The Fair Value Committee may also include the Trust’s Chief Compliance Officer and may enlist third party consultants or advisers (such as an accounting firm or fair value pricing specialist) on an as-needed basis to assist in determining a security-specific fair value or valuation method. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are not readily available on a particular business day (including, without limitation, securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the opinion of the Adviser or Sub-Adviser, the prices or values available do not represent the fair value of the instrument (factors which may cause the Adviser or sub-adviser to make such a judgment include, but are not limited to, the following: the availability of only a bid price or an ask price; the spread between bid and ask prices; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets or regulators, such as the suspension or limitation of trading); (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) subsequent to the determination of the closing price reported on the principal exchange on which the securities are traded, but prior to the relevant Portfolio’s calculation of its net asset value (“NAV”); and (v) mutual funds that do not provide timely NAV information. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Adviser or Sub-adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser or Sub-Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of restricted or illiquid securities using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights as well as any estimation of the cost of registration or otherwise qualifying the security for public sale, including commissions; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; (xi) the market value of any securities into which the security is convertible or exchangeable; (xii) the security’s embedded option values; and (xiii) information about the financial condition of the issuer and its prospects.

Each Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2017 for each Portfolio’s investments measured at fair value:

Global Atlantic BlackRock Allocation Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$84,237,032	$—	$—	$84,237,032
Short-Term Investment	90,715	—	—	90,715
Total	$84,327,747	$—	$—	$84,327,747

Liabilities	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts	$—	$71,016	$—	$71,016
Total	$—	$71,016	$—	$71,016

Global Atlantic BlackRock Disciplined Core Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$347,581,573	$—	$—	$347,581,573
Short-Term Investment	4,739,266	—	—	4,739,266
Futures Contract *	27,015	—	—	27,015
Total	$352,347,854	$—	$—	$352,347,854

Global Atlantic BlackRock Disciplined Growth Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$20,075,006	$—	$—	$20,075,006
Short-Term Investment	372,562	—	—	372,562
Futures Contract *	1,000	—	—	1,000
Total	$20,448,568	$—	$—	$20,448,568

Global Atlantic BlackRock Disciplined International Core Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$63,851,255	$—	$—	$63,851,255
Exchange Traded Funds	6,449,361	—	—	6,449,361
Short-Term Investment	1,395,069	—	—	1,395,069
Futures Contracts *	5,634	—	—	5,634
Total	$71,701,319	$—	$—	$71,701,319

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$109,584,052	$—	$—	$109,584,052
Short-Term Investment	1,284,078	—	—	1,284,078
Futures Contract*	12,080	—	—	12,080
Total	$110,880,210	$—	$—	$110,880,210

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

Global Atlantic BlackRock Disciplined Small Cap Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$14,880,320	$—	$—	$14,880,320
Limited Partnership	23,788	—	—	23,788
Short-Term Investment	606,958	—	—	606,958
Total	$15,511,066	$—	$—	$15,511,066

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contract *	$758	$—	$—	$758
Total	$758	$—	$—	$758

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$23,077,935	$—	$—	$23,077,935
Short-Term Investment	454,615	—	—	454,615
Futures Contract *	52	—	—	52
Total	$23,532,602	$—	$—	$23,532,602

Global Atlantic BlackRock Disciplined Value Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$314,198,166	$—	$—	$314,198,166
Short-Term Investment	4,345,638	—	—	4,345,638
Futures Contract *	47,036	—	—	47,036
Total	$318,590,840	$—	$—	$318,590,840

Global Atlantic BlackRock High Yield Portfolio

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes	$82,782,078	$—	$—	$82,782,078
Short-Term Investment	447,259	—	—	447,259
Futures Contracts *	16,545		—	16,545
Total	$83,245,882	$—	$—	$83,245,882

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Assets	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$2,251,317	$—	$2,251,317
Corporate Bonds & Notes	—	13,946,966	—	13,946,966
Municipal Bonds	—	152,147	—	152,147
Mortgage Backed Securities	—	5,164,092	—	5,164,092
U.S. Treasury Securities	—	8,892,371	—	8,892,371
Short-Term Investments	2,085,714	4,435,383	—	6,521,097
Total	$2,085,714	$34,842,276	$—	$36,927,990

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts *	$16,929	$—	$—	$16,929
Forward Foreign Exchange Contracts *	—	26,814	—	26,814
Total	$16,929	$26,814	$—	$43,743

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

Global Atlantic Goldman Sachs Global Equity Insights Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$24,298,497	$—	$—	$24,298,497
Short-Term Investment	5,155	—	—	5,155
Total	$24,303,652	$—	$—	$24,303,652

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$85,212,210	$—	$—	$85,212,210
Total	$85,212,210	$—	$—	$85,212,210

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$80,304,112	$—	$—	$80,304,112
Short-Term Investment	132,663	—	—	132,663
Total	$80,436,775	$—	$—	$80,436,775

*	Cumulative net appreciation/(depreciation) on futures contracts and forward foreign exchange contracts is reported in the above table.

The Portfolios did not hold any Level 3 securities during the period.

It is the Portfolio’s policy to record transfers between Level 1 and Level 2 securities at the end of the reporting period. There were no transfers between levels for any Portfolio.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on ex-date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Portfolios.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Portfolios maintain deposits with a financial institution which are generally an amount that is in excess of federally insured limits.

Federal Income Tax – It is each Portfolio’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

Each Portfolio will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Portfolio’s tax positions, and has concluded that no liability for unrecognized tax benefits is expected to be taken in each Portfolio’s 2017 tax returns. Each Portfolio identified its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Portfolios make significant investments; however, the Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

Foreign Currency Translation – The accounting records of the Portfolios’ are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investments.

Forward Foreign Currency Contracts – As foreign securities are purchased, a Portfolio may enter into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains/(losses) from forward foreign currency contracts in the statements of operations.

For the period ending December 31, 2017, realized gains/(losses) and the change in unrealized appreciation (depreciation) on forward foreign currency contracts subject to currency risk, as disclosed in the Statements of Operations, is as follows:

		Change in Unrealized
	Realized Gain/(Loss)	Depreciation
Global Atlantic BlackRock Allocation Portfolio	$(81,818)	$(67,076)
Global Atlantic BlackRock Disciplined International Core Portfolio	212,213	—
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	(1,436)	(26,814)

Futures Contracts – The Portfolios are subject to equity price risk in the normal course of pursuing their investment objectives. The Portfolios may sell futures contracts to hedge against market risk, foreign currency exchange rate risks, and to reduce return volatility. Futures are standardized, exchange-traded contracts that provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a securities index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and initial and variation margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. The Portfolios may also buy or sell hedge instruments based on one or more market indices in an attempt to maintain the Portfolios’ volatility at a targeted level. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Portfolio’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, a Portfolio recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Portfolio’s basis in the contract. If a Portfolio were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Portfolio would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Each Portfolio segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. These amounts are disclosed on the Statements of Assets and Liabilities as Deposits with Brokers when applicable. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

For the period ending December 31, 2017, realized gains/(losses) and the change in unrealized appreciation (depreciation) on futures contracts, as disclosed in the Statements of Operations, is as follows:

			Change in Unrealized
			Appreciation/
	Risk Type	Realized Gain/(Loss)	(Depreciation)
Global Atlantic BlackRock Disciplined Core Portfolio	Equity	$446,633	$27,015
Global Atlantic BlackRock Disciplined Growth Portfolio	Equity	28,999	1,000
Global Atlantic BlackRock Disciplined International Core Portfolio	Equity	(39,287)	5,634
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	Equity	139,285	12,080
Global Atlantic BlackRock Disciplined Small Cap Portfolio	Equity	18,156	(758)
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	Equity	34,176	52
Global Atlantic BlackRock Disciplined Value Portfolio	Equity	366,007	47,036
Global Atlantic BlackRock High Yield Portfolio	Interest Rate	2,837	16,545
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	Interest Rate	(21,445)	(16,929)
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	Equity	17,206	—
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	Equity	(223)	—

Swap Agreements – The Global Atlantic BlackRock Allocation Portfolio, Global Atlantic BlackRock High Yield Portfolio and the Global Atlantic Goldman Sachs Core Fixed Income Portfolio are subject to equity price risk and/or interest rate risk in the normal course of pursuing their investment objectives. The Portfolios may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk. These are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. In a standard over-the-counter (“OTC”) swap, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” (i.e., the return or increase in value of a particular dollar amount invested in a “basket” of securities, representing a particular index or industry sectors) of predetermined investments or instruments.

Certain Portfolios may enter into credit default swaps (“CDS”). CDS are two-party contracts that transfer credit exposure between the parties. One party (the “buyer”) receives credit protection and the other party (the “seller”) takes on credit risk. The buyer typically makes predetermined periodic payments to the seller in exchange for the seller’s commitment to purchase the underlying reference obligation if a defined credit event occurs, such as a default, bankruptcy or failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. If the defined credit event occurs, the seller must pay the agreed-upon value of a reference obligation to the counterparty or perform pursuant to the agreement. The buyer must then surrender the reference obligation to the seller. As a seller of credit protection in a CDS, a Portfolio would be liable for the notional amount of the swap.

The swaps in which a Portfolio may invest may be centrally-cleared or bi-laterally traded. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of a swap agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. A Portfolio amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statement of Operations. Realized gains and losses from the decrease in notional value of the swap are recognized on trade date. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. A Portfolio segregates cash or liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Swap agreements involve, to varying degrees, lack of liquidity and elements of credit, market and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Each Portfolio’s maximum risk of loss from the counterparty credit risk is the discounted net value of the cash flow to be received from the counterparty over the contract’s remaining life, to be the extent that amount is positive.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

Swaps may involve greater risks than direct investments in securities because swaps may be leveraged and, when traded in the OTC markets, are subject to counterparty risk, credit risk and pricing risk, each of which individually and collectively, may have a considerable impact on the performance of the Portfolio. CDS in particular may involve greater risks than investing in a referenced instrument directly. Swaps, especially those that are not exchange-traded, may also be considered illiquid. It may not be possible for a Portfolio to liquidate a swap position at an advantageous time or price, which may result in significant losses. Although central clearing and exchange-trading of swaps may decrease counterparty risk and increase market liquidity, exchange-trading and clearing does not make the contracts risk free, but rather, the primary credit risk on such contracts is the creditworthiness of the clearing broker or the clearinghouse.

The Portfolios use cash and certain securities as collateral to swap agreements as indicated on the Portfolio of Investments and Statements of Assets and Liabilities. Such collateral is held for the benefit of the counterparty in a segregated account to prevent non-payment by the Portfolios. If the counterparty defaults, the Portfolio may seek return of this collateral and incur certain costs exercising their rights to the collateral.

For the period ending December 31, 2017, the change in unrealized appreciation/(depreciation) on swap contracts for the Global Atlantic Goldman Sachs Core Fixed Income Fund was $0. For the period ending December 31, 2017, the Global Atlantic Goldman Sachs Core Fixed Income Fund had realized gains of $2,934 from swap contracts.

Offsetting of Financial Assets/Liabilities and Derivative Assets/Liabilities

The following tables present certain of the Portfolios’ asset/liability derivatives available for offset under a master netting arrangement net of collateral pledged as of December 31, 2017.

Global Atlantic BlackRock Allocation Portfolio

Assets
						Gross Amounts Not Offset in
						the Statement of Assets &
						Liabilities
	Gross		Gross Amounts		Net Amounts of Assets
	Amounts of		Offset in the		Presented in the		Cash
	Recognized		Statement of Assets		Statement of Assets &	Financial	Collateral
Description	Assets		& Liabilities		Liabilities	Instruments	Pledged	Net Amount
Forward Foreign Currency Contracts
Bank of America
Merrill Lynch	$79,625	(1)	$(75,204	) (1)	$4,421		$4,421
Total	$79,625		$(75,204)		$4,421	$—	$4,421	$—

Liabilities
						Gross Amounts Not Offset in
						the Statement of Assets &
						Liabilities
	Gross		Gross Amounts		Net Amounts of Liabilities
	Amounts of		Offset in the		Presented in the		Cash
	Recognized		Statement of Assets		Statement of Assets &	Financial	Collateral
Description	Liabilities		& Liabilities		Liabilities	Instruments	Pledged	Net Amount
Forward Foreign Currency Contracts
Citigroup	$100,955	(1)	$(25,518	) (1)	$75,437		$75,437
Total	$100,955		$(25,518)		$75,437	$—	$75,437	$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

Global Atlantic BlackRock Disciplined Core Portfolio

Assets
						Gross Amounts Not Offset in
						the Statement of Assets &
						Liabilities
	Gross		Gross Amounts		Net Amounts of Assets
	Amounts of		Offset in the		Presented in the		Cash
	Recognized		Statement of Assets		Statement of Assets &	Financial	Collateral
Description	Assets		& Liabilities		Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$27,015	(1)	$—	(1)	$27,015	$—	$27,015	(2)	$—
Total	$27,015		$—		$27,015	$—	$27,015		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $136,517.

Global Atlantic BlackRock Disciplined Growth Portfolio

Assets
						Gross Amounts Not Offset
						in the Statement of Assets &
						Liabilities
			Gross Amounts		Net Amounts of Assets
	Gross Amounts		Offset in the		Presented in the		Cash
	of Recognized		Statement of Assets		Statement of Assets &	Financial	Collateral
Description	Assets		& Liabilities		Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$1,000	(1)	$—	(1)	$1,000	$—	$1,000	(2)	$—
Total	$1,000		$—		$1,000	$—	$1,000		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $7,297.

Global Atlantic BlackRock Disciplined International Portfolio

Assets
						Gross Amounts Not Offset
						in the Statement of Assets &
						Liabilities
			Gross Amounts		Net Amounts of Assets
	Gross Amounts		Offset in the		Presented in the		Cash
	of Recognized		Statement of Assets		Statement of Assets &	Financial	Collateral
Description	Assets		& Liabilities		Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$18,841	(1)	$(13,207	) (1)	$5,634	$—	$5,634	(2)	$—
Total	$18,841		$(13,207)		$5,634	$—	$5,634		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $146,763.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Assets
						Gross Amounts Not Offset in
						the Statement of Assets &
						Liabilities
			Gross Amounts		Net Amounts of Assets
	Gross Amounts		Offset in the		Presented in the		Cash
	of Recognized		Statement of Assets		Statement of Assets &	Financial	Collateral
Description	Assets		& Liabilities		Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$12,080	(1)	$—	(1)	$12,080	$—	$12,080	(2)	$—
Total	$12,080		$—		$12,080	$—	$12,080		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $36,314.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

Liabilities
						Gross Amounts Not Offset in
						the Statement of Assets &
						Liabilities
			Gross Amounts		Net Amounts of Liabilities
	Gross Amounts		Offset in the		Presented in the		Cash
	of Recognized		Statement of Assets		Statement of Assets &	Financial	Collateral
Description	Liabilities		& Liabilities		Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$758	(1)	$—	(1)	$758	$—	$758	(2)	$—
Total	$758		$—		$758	$—	$758		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $26,998.

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

Assets
						Gross Amounts Not Offset in
						the Statement of Assets &
						Liabilities
			Gross Amounts		Net Amounts of Assets
	Gross Amounts		Offset in the		Presented in the		Cash
	of Recognized		Statement of Assets		Statement of Assets &	Financial	Collateral
Description	Assets		& Liabilities		Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$52	(1)	$—	(1)	$52	$—	$52	(2)	$—
Total	$52		$—		$52	$—	$52		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $17,691.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

Global Atlantic BlackRock Disciplined Value Portfolio

Assets
						Gross Amounts Not Offset in
						the Statement of Assets &
						Liabilities
			Gross Amounts		Net Amounts of Assets
	Gross Amounts		Offset in the		Presented in the		Cash
	of Recognized		Statement of Assets		Statement of Assets &	Financial	Collateral
Description	Assets		& Liabilities		Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$47,036	(1)	$—	(1)	$47,036	$—	$47,036	(2)	$—
Total	$47,036		$—		$47,036	$—	$47,036		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $83,292.

Global Atlantic BlackRock High Yield Portfolio

Assets
						Gross Amounts Not Offset in
						the Statement of Assets &
						Liabilities
			Gross Amounts		Net Amounts of Assets
	Gross Amounts		Offset in the		Presented in the		Cash
	of Recognized		Statement of Assets		Statement of Assets &	Financial	Collateral
Description	Assets		& Liabilities		Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$16,545	(1)	$—	(1)	$16,545	$—	$14,893	(2)	$(1,652)
Total	$16,545		$—		$16,545	$—	$14,893		$(1,652)

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $9,346.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Liabilities
						Gross Amounts Not Offset in
						the Statement of Assets &
						Liabilities
			Gross Amounts		Net Amounts of Liabilities
	Gross Amounts		Offset in the		Presented in the		Cash
	of Recognized		Statement of Assets		Statement of Assets &	Financial	Collateral
Description	Liabilities		& Liabilities		Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$22,480	(1)	$(5,551	) (1)	$16,929	$—	$16,929	(2)	$—
Forward Exchange Contracts	27,400		(586)		$26,814	—	26,814		—
Total	$49,880		$(6,137)		$43,743	$—	$43,743		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $48,381.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The following is a summary of the location of derivative investments on the Global Atlantic Goldman Sachs Core Fixed Income Portfolio’s Statement of Assets and Liabilities as of December 31, 2017:

Location on the Statement of Assets and Liabilities
Derivatives Investment Type	Liability Derivatives
Interest Rate Contracts	Unrealized depreciation on futures contracts

Currency Contracts	Unrealized depreciation on forward foreign currency contracts

The following table sets forth the fair value of the Global Atlantic Goldman Sachs Core Fixed Income Portfolio’s derivative contracts by primary risk exposure as of December 31, 2017:

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Derivatives Investment Fair Value
				Total as of
	Equity	Interest Rate	Currency	December 31, 2017
Futures Contracts	$—	$(16,929)	$—	$(16,929)
Forward Foreign Currency Contracts	—	—	(26,814)	(26,814)
Total	$—	$(16,929)	$(26,814)	$(43,743)

The following is a summary of the location of derivative investments on the Global Atlantic Goldman Sachs Core Fixed Income Portfolio’s Statement of Operations for the period ending December 31, 2017:

Derivative Investment Type	Location of Gain/(Loss) on Derivatives
Futures Contracts	Net realized loss on:
Futures contracts
Net change in unrealized depreciation on:
Futures contracts

Currency Contracts	Net realized loss on:
Forward foreign currency contracts
Net change in unrealized depreciation on:
Forward foreign currency contracts

Swap Contracts	Net realized gain on:
Swap contracts

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

The following is a summary of the Global Atlantic Goldman Sachs Core Fixed Income Portfolio’s realized and unrealized gain/(loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the period ending December 31, 2017:

Net change in unrealized depreciation on derivatives recognized in the
Statement of Operations
				Total as of
	Equity	Interest Rate	Currency	December 31, 2017
Futures Contracts	$—	$(16,929)	$—	$(16,929)
Forward Foreign Currency Contracts	—	—	(26,814)	(26,814)
Foreign Currency Translations	—	—	(194)	(194)
Total	$—	$(16,929)	$(27,008)	$(43,937)

Realized gain/(loss) on derivatives recognized in the Statement of Operations
				Total as of
	Equity	Interest Rate	Currency	December 31, 2017
Futures Contracts	$—	$(21,445)	$—	$(21,445)
Swap Contracts	—	3,934	—	3,934
Forward Foreign Currency Contracts	—	—	(1,436)	(1,436)
Foreign Currency Translations	—	—	(705)	(705)
Total	$—	$(17,511)	$(2,141)	$(19,652)

The notional value of the derivative instruments outstanding as of December 31, 2017, as disclosed in the Portfolios of Investments, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within in the Statements of Operations serve as indicators of the volume of derivative activity for the Portfolios.

Short Sales – A Portfolio may make short sales of securities: (i) to offset potential declines in long positions in similar securities; (ii) to increase the flexibility of the Portfolio; (iii) for investment return, (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which the Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Portfolio makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Portfolio is required to make a margin deposit in connection with such short sales; the Portfolio may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio cover its short position, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Portfolio sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A Portfolio does not intend to enter into short sales (other than short sales “against the box”) if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of the Portfolio’s net assets. This percentage may be varied by action of the Board of Trustees. A short sale is “against the box” to the extent the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

When-Issued and Delayed-Delivery Transactions – The Portfolios may engage in when-issued or delayed-delivery transactions. The Portfolios record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Real Estate Investment Trusts – Certain Portfolios may invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so a Portfolio that invests in REITs will bear its proportionate share of the costs of the REITs’ operations. Along with the risks common to different types of real estate-related securities, such as loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities, REITs involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax free distribution of income or exemption under the 1940 Act. In addition, REITs are not diversified and are heavily dependent on cash flow.

Distributions from a Portfolio’s investments in REITs may be characterized as ordinary income, a net capital gain or a return of capital. The Portfolios record distributions that represent a net capital gain as a realized gain and distributions that represent a return of capital as a reduction of the cost of investment. REITs report information on the source of their distributions annually in the following calendar year. As a result, a Portfolio estimates the source of REIT distributions for accounting purposes and then makes adjustments when the actual source information is reported by the REIT. These estimates are based on the most recent REIT distribution information available.

Credit Risk – There is a risk that security issuers will not make interest and/or principal payments on their securities. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality will lead to greater volatility in the price of a security and in shares of a Portfolio or an underlying fund. Lower credit quality also will affect liquidity and make it difficult to sell the security. This means that, compared to issuers of higher rated securities, issuers of lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal. Default, or the market’s perception that an issuer is likely to default, tends to reduce the value and liquidity of securities, thereby reducing the value of your investment in Portfolio shares. In addition, default may cause a Portfolio to directly or indirectly incur expenses in seeking recovery of principal or interest.

Derivatives Risk – A Portfolio’s use of derivatives may increase costs, reduce the Portfolio’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Many types of derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of a Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with, and may be more sensitive to market events than, the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability to sell or otherwise close-out a derivatives position at an advantageous time or price could expose a Portfolio to losses and could make derivatives more difficult to value accurately. Derivatives typically give rise to a form of leverage and may expose a Portfolio to greater risk and increase its costs. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory requirements require the clearing and exchange trading of many standardized OTC derivative instruments deemed to be “swaps.” The Commodity Futures Trading Commission (“CFTC”) has implemented mandatory exchange trading and clearing requirements under the Dodd-Frank Act, and the CFTC continues to approve contracts for central clearing. Uncleared swaps are subject to margin requirements that are being implemented on a phase in basis. In December 2015, the SEC proposed new regulations relating to a mutual fund’s use of derivatives and related instruments. These and other regulatory developments relating to a mutual fund’s use of derivatives may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives and the Portfolios. The December 2015 proposed new regulations may also make a mutual fund’s use of derivatives more costly. The regulation of the derivatives markets has increased over the past several years, and there can be no assurance that any new governmental regulation will not adversely affect a Portfolio’s ability to achieve its investment result.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

Market Risk – The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, limited dealer capacity, lack of liquidity in the markets or adverse investor sentiment. Each Portfolio has exposure to instruments that may be more volatile and carry more risk than some other forms of investment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down.

A Portfolio may experience a substantial or complete loss on any individual security. Since the global financial crisis that began in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in slower growth and an unusually high degree of volatility in the financial markets, both domestic and foreign. In response to the financial crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. The Federal Reserve has since reduced its market support activities and has recently started raising interest rates. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental support could negatively affect the markets generally and increase market volatility. These and other changes in market conditions could reduce the value and liquidity of the securities in which a Portfolio invests. This environment could make identifying investment risks and opportunities especially difficult.

Policy and legislative changes in the U.S. and abroad affect many aspects of financial regulation and may, in some cases, contribute to decreased liquidity and increased volatility in the financial markets. Economies and financial markets around the world are becoming increasingly interconnected. As a result, whether or not a Portfolio has exposure to securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of a Portfolio’s investments may be negatively affected.

In addition, market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. An increase in interest rates or other adverse conditions (e.g., inflation/deflation, increased selling of fixed-income investments across other pooled investment vehicles or accounts, changes in investor perception or changes in government intervention in the markets) may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values of portfolio holdings and increase a Portfolio’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, this has the potential to further inhibit liquidity and increase volatility in the fixed-income markets.

Quantitative Investing Risk – Investments selected using quantitative analysis or “models” may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). In addition, investments selected using models may react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis. There is no guarantee that the use of quantitative analysis will result in effective investment decisions for a Portfolio. Additionally, commonality of holdings across quantitative money managers may amplify losses.

Expenses – Expenses of the Trust that are directly identifiable to a specific Portfolio are charged to that Portfolio. Expenses, which are not readily identifiable to a specific Portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios expect the risk of loss due to these warranties and indemnities to be remote.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

3.	INVESTMENT TRANSACTIONS

For the period ending December 31, 2017, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, were as follows:

Portfolio	Purchases	Sales
Global Atlantic BlackRock Allocation Portfolio	$84,460,657	$1,425,311
Global Atlantic BlackRock Disciplined Core Portfolio	393,793,564	56,254,415
Global Atlantic BlackRock Disciplined Growth Portfolio	24,228,551	4,729,502
Global Atlantic BlackRock Disciplined International Core Portfolio	71,574,388	2,807,675
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	131,905,108	24,930,910
Global Atlantic BlackRock Disciplined Small Cap Portfolio	16,683,160	2,016,629
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	27,589,541	5,267,282
Global Atlantic BlackRock Disciplined Value Portfolio	349,882,351	45,466,686
Global Atlantic BlackRock High Yield Portfolio	86,146,056	2,761,648
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	50,533,587	20,026,095
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	26,060,925	2,338,976
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	101,080,496	18,191,457
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	85,418,098	6,715,679

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The Adviser serves as the Portfolios’ investment adviser. The Adviser has engaged the following sub-advisers for the Portfolios:

Portfolio	Sub-Adviser
Global Atlantic BlackRock Allocation Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock Disciplined Core Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock Disciplined Growth Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock Disciplined International Core Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock Disciplined Small Cap Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock Disciplined Value Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock High Yield Portfolio	BlackRock Investment Management, LLC
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	Goldman Sachs Asset Management, L.P.
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	Goldman Sachs Asset Management, L.P.
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	Goldman Sachs Asset Management, L.P.
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	Goldman Sachs Asset Management, L.P.

The Portfolios have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting and transfer agent services. GFS provides a Principal Financial Officer to the Trust.

Pursuant to an Investment Advisory Agreement with the Trust, on behalf of the Portfolios, the Adviser, under the oversight of the Board, directs the daily investment operations of the Portfolios and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Portfolios pay the Adviser an advisory fee, computed on average daily net assets and accrued daily and paid monthly.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

The following chart details the annual advisory fee for each Portfolio.

Portfolio	Advisory Fee*
Global Atlantic BlackRock Allocation Portfolio	0.22% of the first $1 billion
0.21% of the next $1 billion
0.20% over $2 billion

Global Atlantic BlackRock Disciplined Core Portfolio	0.39% of the first $1 billion
0.37% of the next $1 billion
0.35% over $2 billion

Global Atlantic BlackRock Disciplined Growth Portfolio	0.45% of the first $1 billion
0.43% of the next $1 billion
0.41% over $2 billion

Global Atlantic BlackRock Disciplined International Core Portfolio	0.60% of the first $1 billion
0.58% of the next $1 billion
0.56% over $2 billion

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	0.55% of the first $1 billion
0.53% of the next $1 billion
0.51% over $2 billion

Global Atlantic BlackRock Disciplined Small Cap Portfolio	0.54% of the first $1 billion
0.52% of the next $1 billion
0.50% over $2 billion

Global Atlantic BlackRock Disciplined U.S. Core Portfolio	0.39% of the first $1 billion
0.37% of the next $1 billion
0.35% over $2 billion

Global Atlantic BlackRock Disciplined Value Portfolio	0.45% of the first $1 billion
0.43% of the next $1 billion
0.41% over $2 billion

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

Portfolio	Advisory Fee*
Global Atlantic BlackRock High Yield Portfolio	0.50% of the first $1 billion
0.48% of the next $1 billion
0.46% over $2 billion

Global Atlantic Goldman Sachs Core Fixed Income Portfolio	0.34% of the first $250 million
0.32% of the next $250 million
0.26% over $500 million

Global Atlantic Goldman Sachs Global Equity Insights Portfolio	0.63% of the first $250 million
0.61% of the next $250 million
0.58% of the next $500 million
0.55% over $1 billion

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	0.37% of the first $250 million
0.35% of the next $250 million
0.34% of the next $500 million
0.32% over $1 billion

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	0.55% of the first $250 million
0.53% of the next $250 million
0.51% of the next $500 million
0.48% over $1 billion

*	Calculated daily based on the average daily net assets.

With respect to each Portfolio, the Adviser has contractually agreed to waive its fees and to reimburse expenses, at least until the expiration dates listed below, to ensure that total annual portfolio operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) will not exceed the average daily net asset percentages attributable to the Portfolio’s shares listed below (“Waiver Agreement”). The expense reimbursement is subject to possible recoupment from the Portfolio in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limits listed below and any expense limits applicable at the time of recoupment. The agreements may be terminated only by the Portfolio’s Board of Trustees, on 60 days’ written notice to the Adviser.

Portfolio Expense Limitation

Portfolio	Class I	Class II	Expiration Date
Global Atlantic BlackRock Allocation Portfolio	0.31%	0.56%	April 30, 2020
Global Atlantic BlackRock Disciplined Core Portfolio	0.48%	0.73%	April 30, 2020
Global Atlantic BlackRock Disciplined Growth Portfolio	0.54%	0.79%	April 30, 2020
Global Atlantic BlackRock Disciplined International Core Portfolio	0.69%	0.94%	April 30, 2020
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	0.63%	0.88%	April 30, 2020
Global Atlantic BlackRock Disciplined Small Cap Portfolio	0.63%	0.88%	April 30, 2020
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	0.48%	0.73%	April 30, 2020
Global Atlantic BlackRock Disciplined Value Portfolio	0.54%	0.79%	April 30, 2020
Global Atlantic BlackRock High Yield Portfolio	0.59%	0.84%	April 30, 2020
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	0.43%	0.68%	April 30, 2020
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	0.72%	0.97%	April 30, 2020
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	0.46%	0.71%	April 30, 2020
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	0.64%	0.89%	April 30, 2020

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

For the period ending December 31, 2017, the Adviser waived fees as follows:

Portfolio	Waiver
Global Atlantic BlackRock Allocation Portfolio	$853
Global Atlantic BlackRock Disciplined Core Portfolio	$—
Global Atlantic BlackRock Disciplined Growth Portfolio	$310
Global Atlantic BlackRock Disciplined International Core Portfolio	$190
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	$1,748
Global Atlantic BlackRock Disciplined Small Cap Portfolio	$119
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	$307
Global Atlantic BlackRock Disciplined Value Portfolio	$—
Global Atlantic BlackRock High Yield Portfolio	$191
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	$378
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	$225
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	$1,279
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	$—

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Portfolio’s operating expenses are subsequently less than the expense limitation, the Adviser shall be entitled to reimbursement by the Portfolio for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Portfolio’s expenses to exceed the amount of the expense limitation. If Portfolio operating expenses subsequently exceed the expense limitation, the reimbursements shall be suspended.

The Adviser may recapture the following amounts by the following dates:

Portfolio	December 31, 2020
Global Atlantic BlackRock Allocation Portfolio	$853
Global Atlantic BlackRock Disciplined Core Portfolio	$—
Global Atlantic BlackRock Disciplined Growth Portfolio	$310
Global Atlantic BlackRock Disciplined International Core Portfolio	$190
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	$1,748
Global Atlantic BlackRock Disciplined Small Cap Portfolio	$119
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	$307
Global Atlantic BlackRock Disciplined Value Portfolio	$—
Global Atlantic BlackRock High Yield Portfolio	$191
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	$378
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	$225
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	$1,279
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	$—

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

On May 23, 2017, the U.S. Securities and Exchange Commission (“SEC”) granted an order allowing Commonwealth Annuity and Life Insurance Company (“Commonwealth”) to substitute certain variable investment options in which subaccounts of its Separate Accounts invest with the Portfolios included in this report.

As a condition of this order, the SEC required that Commonwealth or an affiliate thereof (other than the Trust) pay all expenses and transaction costs of the substitutions, including legal and accounting expenses, any applicable brokerage expenses and other fees and expenses so that no fees or charges were assessed to the affected contract owners to effect the substitutions. Please refer to the “payments from affiliate” line item on each Portfolio’s Statement of Operations for additional details.

The Trust, on behalf of the Portfolios, has adopted a distribution and shareholder servicing plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class II shares. The fee charged under the Plan is calculated at an annual rate of 0.25% of the average daily net assets attributable to each Portfolio’s Class II shares and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Portfolios’ shareholder accounts, not otherwise required to be provided by the Adviser. The Distributor is an affiliate of GFS.

Pursuant to the terms of an administrative servicing agreement with GFS, each Portfolio pays to GFS a monthly fee for operating expenses of the Portfolio, which is calculated by each Portfolio on its average daily net assets. Pursuant to the agreement in effect for the year ended December 31, 2017, operating expenses include but are not limited to fund accounting, fund administration, transfer agency, legal fees, audit fees, compliance services, shareholder reporting expenses, trustees’ fees and custody fees. The approved entities may be affiliates of GFS.

For the period ending December 31, 2017, the Trustees received fees as follows:

Fees
Portfolio	Received
Global Atlantic BlackRock Allocation Portfolio	$2,833
Global Atlantic BlackRock Disciplined Core Portfolio	$2,833
Global Atlantic BlackRock Disciplined Growth Portfolio	$2,833
Global Atlantic BlackRock Disciplined International Core Portfolio	$2,833
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	$2,833
Global Atlantic BlackRock Disciplined Small Cap Portfolio	$2,833
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	$2,833
Global Atlantic BlackRock Disciplined Value Portfolio	$2,833
Global Atlantic BlackRock High Yield Portfolio	$2,833
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	$2,833
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	$2,833
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	$2,833
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	$2,833

Certain affiliates of the Distributor and GFS provide ancillary services to the Portfolios as follows:

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Portfolios on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from GFS under the administrative servicing agreement.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates a presumption of the control of the Portfolio, under section 2(a)(9) of the 1940 Act. As of December 31, 2017, Commonwealth Annuity and Life Insurance Company owned 100% of the voting securities of each portfolio. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

Shareholder Concentration Risk – Commonwealth Annuity and Life Insurance Company , certain accounts, or the Adviser’s affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Portfolio’s shares. Redemptions by these entities of their holdings in a Portfolio may impact the Portfolio’s liquidity and NAV. These redemptions may also force a Portfolio to sell securities.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

				Net Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation/
	Tax Cost	Appreciation	Depreciation	(Depreciation)
Global Atlantic BlackRock Allocation Portfolio	$83,072,177	$1,364,081	$(108,511)	$1,255,570
Global Atlantic BlackRock Disciplined Core Portfolio	343,802,302	10,793,640	(2,248,088)	8,545,552
Global Atlantic BlackRock Disciplined Growth Portfolio	19,982,401	663,759	(197,592)	466,167
Global Atlantic BlackRock Disciplined International Core Portfolio	70,210,467	2,449,827	(958,975)	1,490,852
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	108,696,965	3,638,218	(1,454,973)	2,183,245
Global Atlantic BlackRock Disciplined Small Cap Portfolio	15,308,292	585,039	(383,023)	202,016
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	22,945,655	758,548	(171,601)	586,947
Global Atlantic BlackRock Disciplined Value Portfolio	310,078,322	10,770,067	(2,257,549)	8,512,518
Global Atlantic BlackRock High Yield Portfolio	83,761,268	234,261	(749,647)	(515,386)
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	36,941,960	106,096	(120,066)	(13,970)
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	23,754,347	869,889	(320,584)	549,305
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	83,386,704	2,797,715	(972,209)	1,825,506
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	79,024,211	2,363,413	(950,849)	1,412,564

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	Loss and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Global Atlantic BlackRock Allocation Portfolio	$360,733	$—	$—	$—	$—	$1,184,554	$1,545,287
Global Atlantic BlackRock Disciplined Core Portfolio	2,371,759	308,649	—	—	—	8,545,866	11,226,274
Global Atlantic BlackRock Disciplined Growth Portfolio	160,018	19,883	—	—	—	466,167	646,068
Global Atlantic BlackRock Disciplined International Core Portfolio	259,227	—	—	—	—	1,498,072	1,757,299
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	606,964	98,124	—	—	—	2,183,245	2,888,333
Global Atlantic BlackRock Disciplined Small Cap Portfolio	66,753	11,425	—	—	—	202,016	280,194
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	249,314	22,695	—	—	—	586,947	858,956
Global Atlantic BlackRock Disciplined Value Portfolio	2,167,892	294,354	—	—	—	8,512,518	10,974,764

Global Atlantic BlackRock High Yield Portfolio	475,457	6,251	—	—	—	(515,386)	(33,678)
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	46,844	—	—	(36,478)	—	(53,632)	(43,266)
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	36,251	44,780	—	—	—	552,372	633,403
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	679,783	1,933	—	—	—	1,825,506	2,507,222
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	374,387	21,208	—	—	—	1,412,564	1,808,159

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed ordinary income (loss) and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales, adjustments for real estate investment trusts, return of capital distributions from C-Corporations and the mark-to-market on passive foreign investment companies, open 1256 options and futures contracts, forward foreign currency contracts and swaps. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains (losses) of $(71,016), $314, $7,220, $(27,008), and $(3,067) for BlackRock Allocation Portfolio, BlackRock Disciplined Core Portfolio, BlackRock Disciplined International Core Portfolio, Goldman Sachs Core Fixed Income Portfolio, and Goldman Sachs Global Equity Insights Portfolio, respectively.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

At December 31, 2017, the Portfolios had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

		Non-Expiring	Non-Expiring
	Expiring	Short-Term	Long-Term	Total
Global Atlantic BlackRock Allocation Portfolio	$—	$—	$—	$—
Global Atlantic BlackRock Disciplined Core Portfolio	—	—	—	$—
Global Atlantic BlackRock Disciplined Growth Portfolio	—	—	—	$—
Global Atlantic BlackRock Disciplined International Core Portfolio	—	—	—	$—
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	—	—	—	$—
Global Atlantic BlackRock Disciplined Small Cap Portfolio	—	—	—	$—
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	—	—	—	$—
Global Atlantic BlackRock Disciplined Value Portfolio	—	—	—	$—

Global Atlantic BlackRock High Yield Portfolio	—	—	—	$—
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	—	22,071	14,407	$36,478
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	—	—	—	$—
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	—	—	—	$—
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	—	—	—	$—

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

Permanent book and tax differences, primarily attributable to the book/ tax basis treatment of net operating losses and short-term capital gains, non-deductible expenses, foreign currency losses, and adjustments related to real estate investment trusts, C-Corporation return of capital distributions, passive foreign investment companies and swaps, resulted in reclassification for the following Portfolios for the period ended December 31, 2017 as follows:

	Paid	Undistributed	Accumulated
	In	Ordinary	Net Realized
	Capital	Income (Loss)	Gains (Loss)
Global Atlantic BlackRock Allocation Portfolio	$—	$(81,818)	$81,818
Global Atlantic BlackRock Disciplined Core Portfolio	—	(33)	33
Global Atlantic BlackRock Disciplined Growth Portfolio	—	(11)	11
Global Atlantic BlackRock Disciplined International Core Portfolio	—	(3,508)	3,508
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	—	(33)	33
Global Atlantic BlackRock Disciplined Small Cap Portfolio	—	—	—
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	—	(12)	12
Global Atlantic BlackRock Disciplined Value Portfolio	—	(36)	36

Global Atlantic BlackRock High Yield Portfolio	—	—	—
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	—	(2,849)	2,849
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	—	(9,425)	9,425
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	—	(1,933)	1,933
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	—	(21,298)	21,298

8.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Global Atlantic BlackRock Allocation Portfolio currently invests a portion of its assets in iShares Core S&P 500 ETF. The iShares Core S&P 500 ETF is registered under the 1940 Act as an open-end management investment company. The Portfolio may redeem its investment from the iShares Core S&P 500 ETF at any time if the Adviser determines that it is in the best interest of the Portfolio and its shareholders to do so.

The performance of the Portfolio may be directly affected by the performance of the iShares Core S&P 500 ETF. The financial statements of the iShares Core S&P 500 ETF, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of December 31, 2017, the Portfolio invested 25.2% of its net assets in the iShares Core S&P 500 ETF.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the statements of assets and liabilities have been evaluated through the date the financial statements were issued. Management has concluded that no events or transactions occurred requiring adjustment or disclosure in the financial statements except as noted below.

Effective January 1, 2018, the administrative servicing agreement with GFS was amended and restated to exclude legal counsel fees, Trustee fees, certain expenses related to Board meetings and costs associated with the preparation and filing of Forms N-PORT and N-CEN from the operating expenses covered under the terms of the agreement. Each Portfolio will bear its allocable portion of these fees.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Forethought Variable Interest Trust

and the Shareholders of Each of the Separate Series of Forethought Variable Insurance Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Global Atlantic BlackRock Allocation Portfolio, Global Atlantic BlackRock Disciplined Core Portfolio, Global Atlantic BlackRock Disciplined Growth Portfolio, Global Atlantic BlackRock Disciplined International Core Portfolio, Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio, Global Atlantic BlackRock Disciplined Small Cap Portfolio, Global Atlantic BlackRock Disciplined U.S. Core Portfolio, Global Atlantic BlackRock Disciplined Value Portfolio, Global Atlantic BlackRock High Yield Portfolio, Global Atlantic Goldman Sachs Core Fixed Income Portfolio, Global Atlantic Goldman Sachs Global Equity Insights Portfolio, Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio, and Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio (collectively, the Portfolios), each a separate series of the Forethought Variable Insurance Trust, as of December 31, 2017, and the related statements of operations, changes in net assets and financial highlights for the period from November 1, 2017 through December 31, 2017, including the related notes (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2017, and the results of their operations, changes in net assets and financial highlights for the period from November 1, 2017 through December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of each of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Portfolios are not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2017, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor for one or more Forethought Variable Insurance Trust investment companies since 2013.

Denver, Colorado
February 23, 2018

Global Atlantic Portfolios
EXPENSE EXAMPLES
December 31, 2017 (Unaudited)

As a shareholder of the Portfolios, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 6, 2017 through December 31, 2017.

Actual Expenses

The “Actual” expenses set of columns in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” expenses set of columns in the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example for a specific Portfolio with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees or other expenses charged by your insurance contract or separate account. Therefore, the Hypothetical columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
					(5% return before
			Actual		expenses)

			Ending	Expenses	Ending	Expenses
	Portfolio’s	Beginning	Account	Paid	Account	Paid
	Annualized	Account Value	Value	During	Value	During
Class I Shares	Expense Ratio	11-6-17	12-31-17	Period*	12-31-17	Period**
Global Atlantic BlackRock Allocation Portfolio	0.30%	$1,000.00	$1,019.00	$0.46	$1,023.69	$1.53
Global Atlantic BlackRock Disciplined Core Portfolio	0.48%	$1,000.00	$1,038.00	$0.74	$1,022.79	$2.45
Global Atlantic BlackRock Disciplined International Core Portfolio	0.69%	$1,000.00	$1,020.00	$1.05	$1,021.73	$3.52
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	0.63%	$1,000.00	$1,035.00	$0.97	$1,022.03	$3.21
Global Atlantic BlackRock Disciplined Small Cap Portfolio	0.63%	$1,000.00	$1,022.00	$0.96	$1,022.03	$3.21

*	Actual expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (55) divided by the number of days in the fiscal year (365).

**	Hypothetical expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the number of days in the full six-month period (184) divided by the number of days in the fiscal year (365).

Global Atlantic Portfolios
EXPENSE EXAMPLES (Continued)
December 31, 2017 (Unaudited)

					Hypothetical
					(5% return before
			Actual		expenses)

		Beginning	Ending	Expenses	Ending	Expenses
	Portfolio’s	Account	Account	Paid	Account	Paid
	Annualized	Value	Value	During	Value	During
Class I Shares	Expense Ratio	11-6-17	12-31-17	Period*	12-31-17	Period**
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	0.48%	$1,000.00	$1,040.00	$0.74	$1,022.79	$2.45
Global Atlantic BlackRock Disciplined Value Portfolio	0.54%	$1,000.00	$ 992.00	$0.89	$1,022.23	$3.01
Global Atlantic BlackRock High Yield Portfolio	0.59%	$1,000.00	$1,212.00	$5.54	$1,019.79	$5.06
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	0.43%	$1,000.00	$ 998.00	$0.65	$1,023.04	$2.19
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	0.72%	$1,000.00	$1,029.00	$1.10	$1,021.58	$3.67
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	0.46%	$1,000.00	$1,030.00	$0.70	$1,022.89	$2.35
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	0.64%	$1,000.00	$1,043.00	$0.99	$1,021.98	$3.26

		Beginning	Ending	Expenses	Ending	Expenses
	Portfolio’s	Account	Account	Paid	Account	Paid
	Annualized	Value	Value	During	Value	During
Class II Shares	Expense Ratio	11-6-17	12-31-17	Period*	12-31-17	Period**
Global Atlantic BlackRock Allocation Portfolio	0.56%	$1,000.00	$1,018.00	$0.85	$1,022.38	$2.85
Global Atlantic BlackRock Disciplined Core Portfolio	0.72%	$1,000.00	$1,037.00	$1.11	$1,021.58	$3.67
Global Atlantic BlackRock Disciplined Growth Portfolio	0.79%	$1,000.00	$1,032.00	$1.21	$1,021.22	$4.02
Global Atlantic BlackRock Disciplined International Core Portfolio	0.93%	$1,000.00	$1,019.00	$1.41	$1,020.52	$4.74
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	0.88%	$1,000.00	$1,035.00	$1.35	$1,020.77	$4.48
Global Atlantic BlackRock Disciplined Small Cap Portfolio	0.87%	$1,000.00	$1,022.00	$1.33	$1,020.82	$4.43
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	0.73%	$1,000.00	$1,039.00	$1.12	$1,021.53	$3.72
Global Atlantic BlackRock Disciplined Value Portfolio	0.78%	$1,000.00	$1,045.00	$1.20	$1,021.27	$3.97
Global Atlantic BlackRock High Yield Portfolio	0.83%	$1,000.00	$ 992.00	$1.25	$1,021.02	$4.23
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	0.68%	$1,000.00	$ 998.00	$1.02	$1,021.78	$3.47
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	0.96%	$1,000.00	$1,028.00	$1.47	$1,020.37	$4.89
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	0.71%	$1,000.00	$1,029.00	$1.09	$1,021.63	$3.62
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	0.88%	$1,000.00	$1,042.00	$1.35	$1,020.77	$4.48

*	Actual expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (55) divided by the number of days in the fiscal year (365).

**	Hypothetical expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the number of days in the full six-month period (184) divided by the number of days in the fiscal year (365).

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION
December 31, 2017 (Unaudited)

Approval of Investment Advisory Agreement for Global Atlantic BlackRock Allocation Portfolio, Global Atlantic BlackRock Disciplined Core Portfolio, Global Atlantic BlackRock Disciplined Growth Portfolio, Global Atlantic BlackRock Disciplined International Core Portfolio, Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio, Global Atlantic BlackRock Disciplined Small Cap Portfolio, Global Atlantic BlackRock Disciplined U.S. Core Portfolio, Global Atlantic BlackRock Disciplined Value Portfolio, Global Atlantic BlackRock High Yield Portfolio, Global Atlantic Goldman Sachs Core Fixed Income Portfolio, Global Atlantic Goldman Sachs Global Equity Insights Portfolio, Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio and Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio. (Adviser – Global Atlantic Investment Advisors, LLC)

The New Funds (defined below) launched on November 1, 2017. At an in-person meeting held on November 3, 2015, the Board of Trustees (the “Trustees” or the “Board”) of Forethought Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the approval of an amendment to the existing investment advisory agreement (the “Advisory Agreement”) between Global Atlantic Investment Advisors, LLC (the “Adviser”) and the Trust, on behalf of Global Atlantic BlackRock Allocation Portfolio (“Global Atlantic BlackRock Allocation”), Global Atlantic BlackRock Disciplined Core Portfolio, Global Atlantic BlackRock Disciplined Growth Portfolio (“Global Atlantic BlackRock Growth”), Global Atlantic BlackRock Disciplined International Core Portfolio, Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio (“Global Atlantic BlackRock Mid Cap Growth”), Global Atlantic BlackRock Disciplined Small Cap Portfolio, Global Atlantic BlackRock Disciplined U.S. Core Portfolio, Global Atlantic BlackRock Disciplined Value Portfolio, Global Atlantic BlackRock High Yield Portfolio (each a “New BlackRock Fund” and collectively the “New BlackRock Funds”), Global Atlantic Goldman Sachs Core Fixed Income Portfolio, Global Atlantic Goldman Sachs Global Equity Insights Portfolio, Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio and Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio (each a “New GSAM Fund” and collectively the “New GSAM Funds” and collectively with the New BlackRock Funds, the “New Funds”). The Trustees requested, received and reviewed written responses from the Adviser to questions posed to the Adviser by counsel, on behalf of the Trustees. The Trustees also reviewed comparative information relating to advisory fees and total expenses and received an in-person presentation concerning the advisory services to be provided under the Advisory Agreement from personnel of the Adviser at the November 3, 2015 meeting.

Prior to the meeting, the Trustees received a memorandum from counsel to the Trust (“Trust Counsel”) describing the legal standards for their consideration of the approval of the Advisory Agreement. Prior to voting on the approval of the Advisory Agreement, the Independent Trustees met in executive session with counsel to the Trust. The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees requested and considered information regarding the nature, extent, and quality of the services to be provided by the Adviser, as well as the Adviser’s expertise, resources, and capabilities. The Trustees considered, among other things, the terms of the Investment Advisory Agreement, the range of services to be provided by the Adviser, and the Adviser’s investment philosophy and process. The Trustees also considered the financial industry,

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION (Continued)
December 31, 2017 (Unaudited)

portfolio management, compliance, and operations experience of the personnel who will provide services to the New Funds. The Trustees reviewed the description of the Adviser’s proposed practices for monitoring compliance with the New Funds’ investment limitations and concluded that such practices were adequate. Based on their analysis of the data presented, the Trustees concluded that the nature, extent, and quality of the services expected to be provided by the Adviser under the Investment Advisory Agreement were satisfactory.

Performance. The Trustees recognized that the New Funds were not yet in existence and therefore, had no historical performance for the Trustees to review. However, the Trustees considered the Adviser’s prior performance in managing the existing Funds of the Trust. The Trustees also considered that the Adviser would retain BlackRock and GSAM as sub-advisers to manage the respective New Funds’ assets on a day-to-day basis, subject to the Adviser’s oversight. With respect to each New Fund, except Global Atlantic BlackRock Allocation, Global Atlantic BlackRock Growth, and Global Atlantic BlackRock Mid Cap Growth, the Trustees reviewed composite performance information for accounts managed by BlackRock or GSAM, as applicable, with similar strategies to those of the relevant New Fund. With Respect to Global Atlantic BlackRock Allocation, Global Atlantic BlackRock Growth and Global Atlantic BlackRock Mid Cap Growth, the Trustees considered BlackRock’s reputation and financial industry experience. On the basis of this information and the Trustees’ assessment of the nature, extent, and quality of the services expected to be provided by the Adviser, the Trustees concluded that the Adviser is capable of generating investment performance that is satisfactory in light of the New Funds’ proposed investment objectives.

Fees and Expenses. The Trustees considered the New Funds’ proposed advisory fees and total expense ratios as compared to those of peer groups selected by the Adviser that were comprised of similarly situated funds. The Trustees also considered the “spread” between the proposed advisory and proposed sub-advisory fees at various asset levels for the New Funds. The Trustees noted that the Adviser has agreed to contractually limit each New Fund’s total annual operating expenses by waiving a portion of its advisory fee and/or reimbursing a New Fund to the extent that its expenses exceed a specified amount. Based on their review, the Trustees concluded that the fees and expenses proposed to be charged to the New Funds are not unreasonable in light of the services to be provided by the Adviser to the New Funds.

Profitability. The Trustees recognized that the New Funds were not yet in existence and therefore, no actual revenue, cost or profitability data was available for the Trustees to review. However, the Trustees reviewed and considered projected profitability information supplied by the Adviser regarding the Adviser’s estimated costs of providing investment advisory and related services to the New Funds, and the Adviser’s estimated profitability, both overall and with respect to each New Fund. The Trustees also reviewed and considered the level of profits that could be expected to accrue to the Adviser and its affiliates from all services proposed to be provided to the New Funds and all aspects of their proposed relationships with the New Funds. Based on this information, the Trustees concluded that the anticipated profitability levels for the Adviser were not excessive.

Economies of Scale. The Trustees considered information regarding the extent to which the proposed investment advisory fees reflect economies of scale or would permit economies of scale to be realized in the future. The Trustees also considered the Adviser’s expectations for growth of the New Funds. The Trustees noted that although the New Funds had not yet commenced operations and material economies of scale may not be achieved in the near term, the New Funds’ proposed advisory fee schedules contain breakpoints to share economies of scale with investors as assets increase. The Trustees considered that with respect to each New Fund, proposed expense limitations would reduce overall

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION (Continued)
December 31, 2017 (Unaudited)

expenses at all asset levels, which can have the same effect as breakpoints and providing protection from increased expenses if a New Fund’s assets were to decline. Based on this information and their consideration of the New Funds’ proposed advisory fees, the Trustees concluded that they were satisfied with the extent to which economies of scale, if any, would be shared for the benefit of the New Funds’ investors based on the New Funds’ reasonably anticipated asset levels. The Trustees noted, however, that they would continue to monitor the New Funds’ growth and consider any additional opportunities to realize benefits from economies of scale for investors in the future.

Other Benefits. The Trustees considered other benefits to the Adviser and its affiliates from their proposed relationships with the New Funds, including the role of the New Funds in supporting the variable annuity contracts and variable life policies offered by Forethought Life Insurance Company (“FLIC”) and Commonwealth Annuity and Life Insurance Company (“CwA”). The Trustees noted that FLIC and CwA would receive 12b-1 fees from the New Funds.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Investment Advisory Agreement, and as assisted by the advice of counsel, the Trustees, including the Independent Trustees voting separately, unanimously concluded that approving the Investment Advisory Agreement for an initial two-year term with respect to the New Funds is in the best interests of the New Funds and their investors. They noted that in considering the Investment Advisory Agreement, the Independent Trustees did not identify any one factor as all important. Moreover, each Trustee may have afforded different weight to the various factors in reaching a conclusion with respect to the Investment Advisory Agreement.

Approval of Sub-Advisory Agreement for Global Atlantic BlackRock Allocation Portfolio, Global Atlantic BlackRock Disciplined Core Portfolio, Global Atlantic BlackRock Disciplined Growth Portfolio, Global Atlantic BlackRock Disciplined International Core Portfolio, Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio, Global Atlantic BlackRock Disciplined Small Cap Portfolio, Global Atlantic BlackRock Disciplined U.S. Core Portfolio, Global Atlantic BlackRock Disciplined Value Portfolio and Global Atlantic BlackRock High Yield Portfolio. (Sub-Adviser BlackRock Investment Management, LLC.)

At an in-person meeting held on November 3, 2015, the Board of Trustees (the “Trustees” or the “Board”) of Forethought Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the approval of a sub-advisory agreement (the “BlackRock Sub-Advisory Agreement”) between Global Atlantic Investment Advisors, LLC (the “Adviser”) and BlackRock Investment Management, LLC (“BlackRock”), on behalf of the Global Atlantic BlackRock Allocation Portfolio (“Global Atlantic BlackRock Allocation”), Global Atlantic BlackRock Disciplined Core Portfolio (“Global Atlantic BlackRock Core”), Global Atlantic BlackRock Disciplined Growth Portfolio (“Global Atlantic BlackRock Growth”), Global Atlantic BlackRock Disciplined International Core Portfolio (“Global Atlantic BlackRock International Core”), Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio (“Global Atlantic BlackRock Mid Cap Growth”), Global Atlantic BlackRock Disciplined Small Cap Portfolio (“Global Atlantic BlackRock Small Cap”), Global Atlantic BlackRock Disciplined U.S. Core Portfolio (“Global Atlantic BlackRock U.S. Core”), Global Atlantic BlackRock Disciplined Value Portfolio (“Global Atlantic BlackRock Value”) and Global Atlantic BlackRock High Yield Portfolio (“Global Atlantic Black Rock High Yield”), each a “New BlackRock Fund” and collectively the “New BlackRock Funds”). The Trustees requested, received and reviewed written responses from BlackRock to questions posed to BlackRock by counsel, on behalf of the Trustees. The

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION (Continued)
December 31, 2017 (Unaudited)

Trustees also reviewed comparative information relating to sub-advisory fees and received an in-person presentation concerning the sub-advisory services to be provided under the BlackRock Sub-Advisory Agreement from personnel of BlackRock at the November 3, 2015 meeting.

Prior to the meeting, the Trustees received a memorandum from counsel to the Trust (“Trust Counsel”) describing the legal standards for their consideration of the approval of the BlackRock Sub-Advisory Agreement. Prior to voting on the approval of the BlackRock Sub-Advisory Agreement, the Independent Trustees met in executive session with Trust Counsel. The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the BlackRock Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the BlackRock Sub-Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees requested and considered information regarding the nature, extent, and quality of the services to be provided by BlackRock, as well as BlackRock’s expertise, resources and capabilities. The Trustees considered, among other things, the terms of the BlackRock Sub-Advisory Agreement, the range of services to be provided by BlackRock, and BlackRock’s investment philosophy and process. The Trustees also considered the financial industry, portfolio management, compliance, and operations experience of the personnel who will provide services to the New BlackRock Funds. The Trustees noted the Adviser’s recommendation that BlackRock should be retained. The Trustees concluded that BlackRock’s experience and reputation demonstrate that BlackRock is capable of providing high quality services to the New BlackRock Funds and that the resources allocated to the New BlackRock Funds and the nature, extent, and quality of the services expected to be provided by BlackRock to the New BlackRock Funds were satisfactory.

Performance. The Trustees recognized that the New BlackRock Funds were not yet in existence and therefore, had no historical performance for the Trustees to review. However, the Trustees reviewed composite performance for accounts managed by BlackRock with similar strategies to those of Global Atlantic BlackRock Core, Global Atlantic BlackRock International Core, Global Atlantic BlackRock Small Cap, Global Atlantic BlackRock U.S. Core, Global Atlantic BlackRock Value, and Global Atlantic BlackRock High Yield. The Trustees were not provided with composite performance for accounts managed by BlackRock with similar strategies to those of Global Atlantic BlackRock Allocation, Global Atlantic BlackRock Growth, and Global Atlantic BlackRock Mid Cap Growth, but considered BlackRock’s expected ability to manage such Funds based on BlackRock’s management of other accounts with asset allocation strategies and BlackRock’s performance in managing a wide range of equity strategies, including large cap, mid cap and small cap strategies. The Trustees also considered BlackRock’s reputation and financial industry experience. Based on this information and their review of the nature, extent, and quality of the services expected to be provided by BlackRock, the Trustees concluded that BlackRock is capable of managing the New BlackRock Funds in a satisfactory manner in light of New BlackRock Funds’ proposed investment objectives.

Fees and Expenses. The Trustees reviewed the proposed sub-advisory fee arrangement for the New BlackRock Funds and noted the representations of the Adviser that the fee arrangement was negotiated by the Adviser on an arm’s length basis. The Trustees concluded that BlackRock’s proposed sub-advisory fees for the New BlackRock Funds were not unreasonable in light of the services to be provided by BlackRock.

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION (Continued)
December 31, 2017 (Unaudited)

Profitability. Because the New BlackRock Funds were not yet in existence, the Trustees were not provided with information regarding BlackRock’s anticipated profitability with respect to managing the New BlackRock Funds. The Trustees considered, however, the New BlackRock Funds’ proposed advisory and sub-advisory fees and total expense ratios relative to their peer groups. Based on this information, the Trustees concluded that BlackRock’s profits with respect to the New BlackRock Funds would not be unreasonable.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to BlackRock’s management of the New BlackRock Funds. The Trustees noted that although the New BlackRock Funds had not yet commenced operations and material economies of scale may not be achieved in the near term, the Funds’ proposed sub-advisory fee schedules contain breakpoints to reflect economies of scale as assets increase. The Trustees concluded that the sub-advisory fees to be paid by the Adviser to BlackRock will reflect the benefits of economies of scale resulting from the growth of assets.

Other Benefits. The Trustees considered other benefits to BlackRock and its affiliates from BlackRock’s proposed relationship with the New BlackRock Funds. The Trustees noted that although BlackRock would not receive soft dollar benefits in connection with its proposed sub-advisory relationship with Global Atlantic BlackRock Allocation Portfolio and Global Atlantic BlackRock High Yield Portfolio, BlackRock may receive soft dollar benefits in connection with its relationship with any of the other New BlackRock Funds.

Conclusion. Having requested and received such information from the Adviser and BlackRock as the Trustees believed to be reasonably necessary to evaluate the terms of the BlackRock Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees, including the Independent Trustees voting separately, unanimously concluded that approving the BlackRock Sub-Advisory Agreement for an initial two-year term is in the best interests of the New BlackRock Funds and their future investors. They noted that in considering the proposed BlackRock Sub-Advisory Agreement, the Independent Trustees did not identify any one factor as all important. Moreover, each may have afforded different weight to the various factors in reaching a conclusion with respect to the BlackRock Sub-Advisory Agreement.

Approval of Sub-Advisory Agreement for Global Atlantic Goldman Sachs Core Fixed Income Portfolio, Global Atlantic Goldman Sachs Global Equity Insights Portfolio, Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio and Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio. (Sub-Adviser – Goldman Sachs Asset Management L.P.)

At an in-person meeting held on November 3, 2015, the Board of Trustees (the “Trustees” or the “Board”) of Forethought Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the approval of a sub-advisory agreement (the “GSAM Sub-Advisory Agreement”) between Global Atlantic Investment Advisors, LLC (the “Adviser”) and Goldman Sachs Asset Management, L.P. (“GSAM”), on behalf of the Global Atlantic Goldman Sachs Core Fixed Income Portfolio, Global Atlantic Goldman Sachs Global Equity Insights Portfolio, Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio and Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio (each a “New GSAM Fund” and collectively the “New GSAM Funds”). The Trustees requested, received and reviewed written responses from GSAM to questions posed to GSAM by counsel, on behalf of the Trustees. The Trustees also reviewed comparative information relating to sub-advisory fees and received an in-person presentation concerning the sub-advisory services to be provided under the GSAM Sub-Advisory Agreement from personnel of GSAM at the November 3, 2015 meeting.

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION (Continued)
December 31, 2017 (Unaudited)

Prior to the meeting, the Trustees received a memorandum from counsel to the Trust (“Trust Counsel”) describing the legal standards for their consideration of the approval of the BlackRock Sub-Advisory Agreement. Prior to voting on the approval of the BlackRock Sub-Advisory Agreement, the Independent Trustees met in executive session with Trust Counsel. The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the BlackRock Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the BlackRock Sub-Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees requested and considered information regarding the nature, extent, and quality of the services to be provided by GSAM, as well as GSAM’s expertise, resources, and capabilities. The Trustees considered, among other things, the terms of the GSAM Sub-Advisory Agreement, the range of services to be provided by GSAM, and GSAM’s investment philosophy and process. The Trustees also considered the financial industry, portfolio management, compliance, and operations experience of the personnel who will provide services to the New GSAM Funds. The Trustees noted the Adviser’s recommendation that GSAM should be retained. The Trustees concluded that GSAM’s experience and reputation demonstrate that GSAM is capable of providing high quality services to the New GSAM Funds and that the resources allocated to the New GSAM Funds and the nature, extent, and quality of the services expected to be provided by GSAM to the New GSAM Funds were satisfactory.

Performance. The Trustees recognized that the New GSAM Funds were not yet in existence and therefore, had no historical performance for the Trustees to review. However, the Trustees reviewed composite performance for accounts managed by GSAM with similar strategies to those of the New GSAM Funds. Based on this information and their review of the nature, extent, and quality of the services expected to be provided by GSAM, the Trustees concluded that GSAM is capable of managing the New GSAM Funds in a satisfactory manner in light of the New GSAM Funds’ proposed investment objectives.

Fees and Expenses. The Trustees reviewed the proposed sub-advisory fee arrangement for the New GSAM Funds and noted the representations of the Adviser that the fee arrangement was negotiated by the Adviser on an arm’s length basis. The Trustees concluded that GSAM’s proposed sub-advisory fees for the New GSAM Funds were not unreasonable in light of the services to be provided by GSAM.

Profitability. Because the New GSAM Funds were not yet in existence, the Trustees were not provided with information regarding GSAM’s anticipated profitability with respect to managing the New GSAM Funds. The Trustees considered, however, the information provided by GSAM regarding fees charged to other clients and the New GSAM Funds’ proposed advisory and sub-advisory fees and total expense ratios relative to their peer groups. Based on this information, the Trustees concluded that GSAM’s profits with respect to the New GSAM Funds would not be unreasonable.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to GSAM’s management of the New GSAM Funds. The Trustees noted that although the New GSAM Funds had not yet commenced operations and material economies of scale may not be achieved in the near term, the Funds’ proposed sub-advisory fee schedules contain breakpoints to reflect economies of scale as assets increase. The Trustees concluded that the sub-advisory fees to be paid by the Adviser to GSAM will reflect the benefits of economies of scale resulting from the growth of assets.

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION (Continued)
December 31, 2017 (Unaudited)

Other Benefits. The Trustees considered other benefits to GSAM and its affiliates from GSAM’s proposed relationship with the New GSAM Funds. The Trustees noted that GSAM would not receive soft dollar benefits in connection with its proposed sub-advisory relationship with any of the New GSAM Funds.

Conclusion. Having requested and received such information from the Adviser and GSAM as the Trustees believed to be reasonably necessary to evaluate the terms of the GSAM Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees, including the Independent Trustees voting separately, unanimously concluded that approving the GSAM Sub-Advisory Agreement for an initial two-year term is in the best interests of the New GSAM Funds and their future investors. They noted that in considering the proposed GSAM Sub-Advisory Agreement, the Independent Trustees did not identify any one factor as all important. Moreover, each may have afforded different weight to the various factors in reaching a conclusion with respect to the GSAM Sub-Advisory Agreement.

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION (Continued)
December 31, 2017 (Unaudited)

Independent Trustees

Name, Address and Age	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Year of Birth: 1951	Trustee since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	30	Altegris KKR Commitments Fund (since 2014); Oak Hill Advisors Mortgage Strategies Fund (Offshore) (2014-2017); Two Roads Shared Trust (since 2012); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013).
Mitchell E. Appel Year of Birth: 1970	Trustee since 2013	President, Value Line Funds (since 2008); Chief Financial Officer (since 2008), President (since 2009), EULAV Securities LLC; President (since 2009), Treasurer (since 2011), EULAV Asset Management.	30	Value Line Funds (since 2010); EULAV Asset Management (since 2010).
Joseph E. Breslin Year of Birth: 1953	Trustee since 2013	Counsel to White Oak Global Advisors, LLC (asset management firm) (since 2016); Counsel to Common fund (asset management firm) (2014-2016); Consultant to investment managers (since 2009).	30	Kinetics Mutual Funds, Inc. (since 2000); Kinetics Portfolios Trust (since 2000); Northern Lights Fund Trust IV (since 2015);

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION (Continued)
December 31, 2017 (Unaudited)

Interested Trustees and Officers of the Trust

Name, Address and Age	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Robert M. Arena, Jr. Year of Birth: 1968 [2]	Trustee and President/Chief Executive Officer since 2013	Co-President, Head of Life and Retirement, Global Atlantic Financial Group Limited (since 2017); Director, Managing Director, Co-President and Head of Life and Retirement, Global Atlantic Financial Company (since 2017, 2014, 2017 and 2016 respectively); Director, Co-President, Head of Life and Retirement, Global Atlantic (Fin) Company (since 2017); Director and Executive Vice President of Commonwealth Annuity and Life Insurance Company (Commonwealth) (since 2017); Director and President, Forethought Life Insurance Company (FLIC) (since 2016); Director and Chief Executive Officer of Accordia Life and Annuity Company (Accordia) (since 2017); Member, Board of Managers and President, Global Atlantic Distributors, LLC (since 2013); Executive Vice President, Forethought Financial Group, Inc. (2013-2014); President, Forethought Annuity, Forethought Financial Group, Inc.; Director and Co-President, Hartford Securities Distribution Company, Inc. (2010- 2013); Executive Vice President, Global Annuity, The Hartford (2010-2013).	30	None

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION (Continued)
December 31, 2017 (Unaudited)

Name, Address and Age	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kathleen Redgate Year of Birth 1964 [3]	Trustee since 2014	Chief Operating Officer of Global Atlantic Financial Group Limited ,Commonwealth and FLIC (since 2017); Director and Chief Operating Officer of Global Atlantic (Fin) Company (since 2014 and 2017, respectively); Chief Administrative Officer of Global Atlantic Financial Group Limited and Global Atlantic Financial Company (2015 -2017); Executive Vice President and Chief Operating Officer of Global Atlantic Financial Group Limited (2013-2015); Director, Managing Director and Chief Operating Officer of Global Atlantic Financial Company (since 2014, 2015 and 2017, respectively); Chief Operating Officer of Global Atlantic Financial Company (2014 – 2015); Managing Director of Global Atlantic (Fin) Company (2014 – 2017); Chief Administrative Officer Global Atlantic (Fin) Company (2017); Director of Commonwealth (2012 – 2017) and FLIC (2016 – 2017); Executive Vice President of Commonwealth (2015 – 2017) and FLIC (2014 – 2017); Chief Administrative Officer of Commonwealth and FLIC (2015 – 2017); Chief Operating Officer, GS Reinsurance Group (2006-2013); Vice President and Managing Director of Goldman Sachs (2000- 2013).	30	Epoch Securities, Inc. (2013-2015); Commonwealth Annuity and Life Insurance Company (since 2015); First Allmerica Financial Life Insurance Company (since 2015).
Deborah Schunder Year of Birth: 1967	Vice President since 2014	Vice President, Investment Product Management, Forethought Life Insurance Company and Vice President of Global Atlantic Investment Advisors, LLC (since 2013); Director of Investment Management with Forethought Life Insurance Company (2013–2013). From 2004 to 2012, Ms. Schunder was with The Hartford, where she held roles as Director, Investment Platform Management and Director, Mutual Funds.	N/A	N/A

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION (Continued)
December 31, 2017 (Unaudited)

Name, Address and Age	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Laura Szalyga Year of Birth: 1978	Treasurer/ Chief Financial Officer since 2013	Vice President, Gemini Fund Services, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC (2011-2014).	N/A	N/A
Sarah M. Patterson Year of Birth: 1976	Secretary/Chi efLegal Officer since 2013	Senior Vice President, Associate General Counsel and Assistant Secretary, Global Atlantic Financial Group Limited (since 2014) and Forethought Financial Group, Inc. (since 2013); Assistant Vice President and Assistant General Counsel, The Hartford (2004-2012).	N/A	N/A
Mary Cavanaugh Year of Birth: 1951	Chief Compliance Officer since 2013	Managing Director and Chief Compliance Officer, Global Atlantic Financial Group Limited (since 2014); Executive Vice President and General Counsel, Forethought Financial Group, Inc. (2007–2014); Senior Vice President and Chief Legal Officer, AIG Retirement Services (2001-2006); Executive Vice President and General Counsel, American General Retirement Services (1999-2001).	N/A	N/A

[1]	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

[2]	Mr. Arena is an interested person of the Trust because he is an officer of Global Atlantic Financial Company.

[3]	Ms. Redgate is an interested person of the Trust because she is an officer of Global Atlantic Financial Group Limited.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-881-7735.

PRIVACY NOTICE

FACTS	WHAT DOES FORETHOUGHT VARIABLE INSURANCE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Forethought Variable Insurance Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Forethought Variable Insurance Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

What we do:
How does Forethought Variable Insurance Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Forethought Variable Insurance Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Forethought Variable Insurance Trust has no affiliates.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

●     Forethought Variable Insurance Trust does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Forethought Variable Insurance Trust does not jointly market.

This Page Intentionally Left Blank

PROXY VOTING POLICY

Information regarding how the Portfolios voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 (disclosed on Form N-PX) as well as information regarding the policies and procedures that the Portfolios use to determine how to vote proxies (disclosed in the Portfolios’ Statement of Additional Information) is available without charge, upon request, by calling 1-877-881-7735 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Form N-Qs are available: (i) on the SEC’s website at http://www.sec.gov; (ii) on the Portfolios’ website at www.geminifund.com/GlobalAtlanticDocuments; and (iii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INVESTMENT ADVISER	ADMINISTRATOR
Global Atlantic Investment Advisors, LLC	Gemini Fund Services, LLC
10 West Market Street, Suite 2300	80 Arkay Drive, Suite 110
Indianapolis, IN 46204	Hauppauge, NY 11788

INVESTMENT SUB-ADVISERS

BlackRock Investment Management, LLC	Goldman Sachs Asset Management, L.P.
1 University Square	200 West Street
Princeton, NJ 08536	New York, NY 10282

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item	3. Audit Committee Financial Expert. (a)(1)ii The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FYE 2017 - $227,500

(b)	Audit-Related Fees

FYE 2017 - None

(c)	Tax Fees

FYE 2017 - $39,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

FYE 2017 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
2017
Audit-Related Fees:	0.00%
Tax Fees:	0.00%
All Other Fees:	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. (a) Schedule of investments in securities of unaffiliated issuers is included under Item 1; (b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. There were no material changes to the procedure by which shareholders recommend nominees to the registrant’s Board of Trustees since the date of the Registrant’s prior report of Form N-CSR or, as applicable, in response to the requirements of Item 407(c)(2)(iv) of Regulation S-X (per item 22(b)(15) of Schedule 14A).

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes in the Registrant’s internal control over financial reporting that occurred during the second quarter of the fiscal period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 12(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 12(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Forethought Variable Insurance Trust

By (Signature and Title)

  /s/ Robert M. Arena, Jr.

Robert M. Arena, Jr., President

Date       2/28/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

  /s/ Robert M. Arena, Jr.

Robert M. Arena, Jr., President

Date   2/28/18

By (Signature and Title)

  /s/ Laura Szalyga

Laura Szalyga, Treasurer

Date    2/28/18